                                                           File Numbers 33-85496
                                                                        811-8830

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment Number

                  Post-Effective Amendment Number 25          X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment Number 16             X

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
             (formerly The Minnesota Mutual Life Insurance Company)
                               (Name of Depositor)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                          Gary R. Christensen, Esq.
                       Vice President and General Counsel

                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Stephen E. Roth, Esq.
                        Sutherland, Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                          Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

         immediately upon filing pursuant to paragraph (b) of Rule 485
     ---

      X  on May 1, 2012 pursuant to paragraph (b) of Rule 485
     ---

         60 days after filing pursuant to paragraph (a)(1) of Rule 485
     ---

         on (date) pursuant to paragraph (a)(1) of Rule 485
     ---

If appropriate, check the following:

         this post-effective amendment designates a new effective date for a
     ---
          previously filed post-effective amendment.

Title of Securities Being Registered: Group Variable Universal Life Insurance Contracts and Certificates.

                             MINNESOTA LIFE VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                        MINNESOTA LIFE INSURANCE COMPANY

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner, as well as certificates issued under a group contract.

Subject to the limitations in this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with your investment in the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.


The separate account, through its sub-accounts, invests its assets in shares or Securian Funds Trust (the "Securian Funds Trust"), Fidelity(R) Variable Insurance Products Funds ("Fidelity(R) VIP" or "VIP"), Ivy Funds Variable Insurance Portfolios ("Ivy Funds VIP") and Janus Aspen Series (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and certain qualified plans and have 20 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

SECURIAN FUNDS TRUST
-    Advantus Bond Fund--Class 2 Shares
-    Advantus Index 400 Mid-Cap Fund--Class 2 Shares
-    Advantus Index 500 Fund--Class 2 Shares
-    Advantus International Bond Fund--Class 2 Shares
-    Advantus Money Market Fund
-    Advantus Mortgage Securities Fund--Class 2 Shares
-    Advantus Real Estate Securities Fund--Class 2 Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
-    VIP Contrafund(R) Portfolio: Initial Class Shares
-    VIP Equity-Income Portfolio: Initial Class Shares
-    VIP High Income Portfolio: Initial Class Shares

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
-    Ivy Funds VIP Balanced
-    Ivy Funds VIP Core Equity
-    Ivy Funds VIP Growth
-    Ivy Funds VIP International Core Equity
-    Ivy Funds VIP Micro Cap Growth
-    Ivy Funds VIP Small Cap Growth
-    Ivy Funds VIP Small Cap Value
-    Ivy Funds VIP Value

JANUS ASPEN SERIES
-    Janus Aspen Series Forty Portfolio--Service Shares
-    Janus Aspen Series Overseas Portfolio--Service Shares


PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:
     are not guaranteed to achieve their goals;
     are not federally insured;
     are not endorsed by any bank or government agency;
     and are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


The date of this prospectus and the statement of additional information is May 1, 2012.


Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098

[MINNESOTA LIFE LOGO]

TABLE OF CONTENTS


                                                                                   PAGE
                                                                                   ----
Questions and Answers about the Variable Group Universal Life Insurance Contract     2
   Summary of Benefits and Risks                                                     2
   Risks of Owning a Variable Universal Life Insurance Certificate                   2
   Fee Tables                                                                        6
General Descriptions                                                                 8
   Minnesota Life Insurance Company                                                  8
   Minnesota Life Variable Universal Life Account                                    8
   Additions, Deletions or Substitutions                                            10
   Voting Rights                                                                    11
   The Guaranteed Account                                                           12
   Summary Information                                                              12
      Guaranteed Account Value                                                      12
Charges                                                                             13
   Premium Expense Charges                                                          13
      Sales Charge                                                                  13
      Premium Tax Charge                                                            13
      OBRA Expense Charge                                                           13
   Account Value Charges                                                            14
      Monthly Deduction                                                             14
      Partial Surrender Charge                                                      15
      Transfer Charge                                                               15
      Additional Benefits Charges                                                   15
   Separate Account Charges                                                         15
   Fund Charges                                                                     15
   Guarantee of Certain Charges                                                     16
Information about the Group Policy and Certificates                                 16
   Applications and Issuance                                                        16
   Dollar Cost Averaging                                                            16
   Free Look                                                                        17
   Continuation of Group Coverage                                                   17
   Conversion Right to an Individual Policy                                         18
   General Provisions of the Group Contract                                         18
      Issuance                                                                      18
      Termination                                                                   18
      Right to Examine Group Contract                                               18
      Entire Group Contract                                                         18
      Ownership of Group Contract and Group Contract Changes                        19
Certificate Premiums                                                                19
   Premium Limitations                                                              19
   Allocation of Net Premiums and Account Value                                     20
Death Benefit and Account Values                                                    20
   Option A -- Level Death Benefit                                                  20
   Option B -- Increasing Death Benefit                                             21
   Change in Face Amount                                                            21
      Increases                                                                     21
      Decreases                                                                     21
   Payment of Death Benefit Proceeds                                                21
   Account Values                                                                   22
      Determination of the Guaranteed Account Value                                 22
      Determination of the Separate Account Value                                   23
      Unit Value                                                                    23
      Net Investment Factor                                                         23
      Daily Values                                                                  23

                                                                                   PAGE
                                                                                   ----
Surrenders, Partial Surrenders and Transfers                                        24
   Transfers                                                                        24
      Market Timing                                                                 25
      Guaranteed Account Transfer Restrictions                                      26
      Other Transfer Information                                                    26
Loans                                                                               27
   Loan Interest                                                                    27
   Loan Repayments                                                                  28
Lapse and Reinstatement                                                             28
   Lapse                                                                            28
   Reinstatement                                                                    28
   Additional Benefits                                                              29
      Accelerated Benefits Rider                                                    29
      Waiver of Premium Rider                                                       29
      Accidental Death and Dismemberment Rider                                      29
      Child Rider                                                                   29
      Spouse Rider                                                                  29
      Policyholder Contribution Rider                                               29
   General Matters Relating to the Certificate                                      29
      Postponement of Payments                                                      29
      The Certificate                                                               30
      Control of Certificate                                                        30
      Maturity                                                                      30
      Beneficiary                                                                   30
      Change of Beneficiary                                                         31
      Settlement Options                                                            31
Federal Tax Status                                                                  32
   Introduction                                                                     32
   Taxation of Minnesota Life and the Variable Universal Life Account               32
   Tax Status of Certificates                                                       33
   Diversification of Investments                                                   33
   Owner Control                                                                    33
   Tax Treatment of Policy Benefits                                                 34
   Modified Endowment Contracts                                                     34
   Multiple Policies                                                                35
   Withholding                                                                      35
   Continuation of Policy Beyond Age 100
   Business Uses of Policy                                                          35
   Other Taxes                                                                      35
   Employer-owned Life Insurance Contracts                                          35
   Life Insurance Purchases by Residents of Puerto Rico                             36
   Life Insurance Purchases by Nonresident Aliens and Foreign Corporations          36
   Non-Individual Owners and Business Beneficiaries of Policies                     36
   Split-Dollar Arrangements                                                        36
   Alternative Minimum Tax                                                          36
      Estate, Gift and Generation-Skipping Transfer Taxes                           37
      Economic Growth and Tax Relief Reconciliation Act of 2001                     37
Distribution of Certificates                                                        37
   Payments Made by Underlying Mutual Funds                                         38
Other Matters                                                                       39
   Legal Proceedings                                                                39
   Registration Statement                                                           39
   Financial Statements                                                             39
Statement of Additional Information                                                 40

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.

     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.

     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the certificate.

     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values. Because of this it is unsuitable as a short-term investment vehicle.

     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.

     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.

     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?

     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).

     A universal life insurance certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.

     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.

     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.

     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?

     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account and is composed of variable investment options or sub-accounts. The separate account keeps its assets separate from the other assets of Minnesota Life. Each sub-account invests in a corresponding Portfolio of a Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds.

     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?

     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent. For group-sponsored programs effective on or after May 1, 2011, the minimum guaranteed annual rate is 1.5 percent.


WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?


     The separate account currently invests in each of the Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.

     Securian Funds Trust Funds include (except for Money Market, all shares are Class 2 Shares):

          Advantus Bond Fund
          Advantus Index 400 Mid-Cap Fund
          Advantus Index 500 Fund
          Advantus International Bond Fund
          Advantus Money Market Fund
          Advantus Mortgage Securities Fund
          Advantus Real Estate Securities Fund


     Fidelity(R) VIP Portfolios include (all are Initial Class Shares):

          Fidelity(R) VIP Contrafund(R) Portfolio
          Fidelity(R) VIP Equity-Income Portfolio
          Fidelity(R) VIP High Income Portfolio

     Ivy Funds VIP Portfolios include:

          Ivy Funds VIP Balanced
          Ivy Funds VIP Core Equity
          Ivy Funds VIP Growth
          Ivy Funds VIP International Core Equity
          Ivy Funds VIP Micro Cap Growth
          Ivy Funds VIP Small Cap Growth
          Ivy Funds VIP Small Cap Value
          Ivy Funds VIP Value

     Janus Aspen Series Portfolios include (all are Service Shares):

          Janus Aspen Series Forty Portfolio
          Janus Aspen Series Overseas Portfolio

     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?

     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?

     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     Only the group sponsor may choose one of the two death benefit options under a group-sponsored program. The death benefit option so chosen shall be the same for all participants under the program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?


     Although guidance is limited, we believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should generally be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.


     Unless a certificate is classified as a "modified endowment contract," distributions, including partial and complete surrenders and experience credits paid in cash, will not be taxed except to the extent that they exceed the owner's "investment in the contract" (i.e., gross premiums paid under the certificate reduced by any previously received amounts that were excludable from income), and loans will generally not be treated as taxable distributions. For federal income tax purposes, certificates classified as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits paid in cash, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:


-    is made on or after the date on which the owner attains age 59 1/2,


-    is attributable to the owner becoming disabled, or

- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?

     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:

-    to provide retirement income,

-    as collateral for a loan,

- to continue some amount of insurance protection without payment of premiums, or

-    to obtain cash by surrendering the certificate in full or in part.

     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" sections of this prospectus.

     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?

     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the certificate. The first table describes the fees and expenses that are payable at the time that the owner buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

CHARGE                                       WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
----------------------------------------   ---------------------------   -----------------------------
Maximum Sales Charge Imposed on Premiums   From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge                 From Each Premium Payment*    4 percent of Premium+
Maximum OBRA Expense Charge**              From Each Premium Payment*    1.25 percent of Premium++
Maximum Deferred Sales Charge              None                          N/A
Maximum Partial Surrender Fee              From Each Partial Surrender   Lesser of $25 or 2 percent of
                                                                         the amount withdrawn
Maximum Transfer Fee                       Upon Each Transfer+++         $10+++

----------
* The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

** The OBRA expense charge is to reimburse the Company for extra costs associated with a recent federal law that increases corporate tax owed by certain insurance companies. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.

+ The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued, but will not exceed the fee stated in the table.

++ For a certificate considered to be an individual certificate under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no fee assessed for transfers. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

CHARGE                                                 WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
-----------------------------------------------   --------------------------------   ---------------------------------
COST OF INSURANCE CHARGE(1)(6)                    On the Certificate Date and Each   Maximum: $41.36 Per Month Per
   MAXIMUM & MINIMUM CHARGE(7)                    Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

                                                                                     Minimum: $0.03 Per Month Per
                                                                                     $1,000 of Net Amount at Risk

   MAXIMUM & MINIMUM CHARGE FOR CERTIFICATES      On the Certificate Date and        Maximum: $32.01 Per Month Per
   ISSUED PRIOR TO JANUARY 1, 2009 AND ALL FACE   Each Subsequent Monthly            $1,000 of Net Amount at Risk
   AMOUNT INCREASES ON SUCH CERTIFICATES          Anniversary
                                                                                     Minimum: $0.03 Per Month Per
                                                                                     $1,000 of Net Amount at Risk

   CHARGE FOR A 45 YEAR OLD NON-SMOKING           On the Certificate Date and Each   $0.11 Per Month Per $1,000
   CERTIFICATEHOLDER(8)                           Subsequent Monthly Anniversary     of Net Amount at Risk

MORTALITY AND EXPENSE RISK CHARGE(2)              Each Valuation Date                Maximum: 0.50 percent of
                                                                                     average daily assets of the
                                                                                     separate account per year

MONTHLY ADMINISTRATION CHARGE(3)                  On the Certificate Date and Each   Maximum: $4 Per Month
                                                  Subsequent Monthly Anniversary

LOAN INTEREST SPREAD(4)                           Each Monthly Anniversary           2 percent of Policy Loan Per Year

ACCIDENTAL DEATH AND DISMEMBERMENT CHARGE(5)      On the Certificate Date and Each   Maximum: $0.10 Per Month Per
                                                  Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

WAIVER OF PREMIUM CHARGE(5)                       On the Certificate Date and Each   Maximum: 50 percent of the Cost
                                                  Subsequent Monthly Anniversary     of Insurance Charge

CHILD RIDER CHARGE(5)                             On the Certificate Date and Each   Maximum: $0.35 Per Month Per
                                                  Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

SPOUSE RIDER CHARGE(1)(5)                         On the Certificate Date and Each   Maximum: $41.36 Per Month Per
   MAXIMUM & MINIMUM CHARGE(7)                    Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk


                                                                                     Minimum: $0.03 Per Month Per
                                                                                     $1,000 of Net Amount at Risk

   MAXIMUM & MINIMUM CHARGE FOR CERTIFICATES      On the Certificate Date and        Maximum: $32.01 Per Month Per
   ISSUED PRIOR TO JANUARY 1, 2009 AND ALL FACE   Each Subsequent Monthly            $1,000 of Net Amount at Risk
   AMOUNT INCREASES ON SUCH CERTIFICATES          Anniversary
                                                                                     Minimum: $0.03 Per Month Per
                                                                                     $1,000 of Net Amount at Risk

  CHARGE FOR A 45 YEAR OLD NON-SMOKING            On the Certificate Date and Each   $0.11 Per Month Per $1,000
  CERTIFICATEHOLDER(8)                            Subsequent Monthly Anniversary     of Net Amount at Risk


----------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those policies.

(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

(6) The net amount at risk for a certificate month is the difference between the death benefit and the account value.

(7) The maximum charge in this row applies to certificates issued on or after January 1, 2009.

(8)  For certificates issued both before and after January 1, 2009.

     For information concerning compensation paid for the sale of the group contract and certificates, see the "Distribution of Certificates" section of the prospectus.


     The next table describes the range of total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. Expenses of the Portfolios may be higher or lower in the future. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged by any of the Funds for its Portfolios for the fiscal year ended December 31, 2011. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund.


                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING MANAGEMENT FEES,
                 DISTRIBUTION (12b-1) FEES AND OTHER EXPENSES)*


FEE DESCRIPTION                             MINIMUM   MAXIMUM
-----------------------------------------   -------   -------
Total Annual Portfolio Operating Expenses    0.48%     1.34%


----------
* The range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. Under certain circumstances the Funds may charge a redemption fee for certain market timing or frequent trading activity. For more detailed information about the fee and expense charges, fee waivers (if applicable), redemption fee (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY


     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York), the District of Columbia, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.


MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the

Investment Company Act of 1940. The separate account meets the definition of a "separate account" under the federal securities laws.

     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.


     The separate account is divided into sub-accounts, each of which currently invests in one of the Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.

     The separate account currently invests in Portfolios of the Securian Funds Trust, Fidelity VIP, Ivy Funds VIP and Janus Aspen Series. The Fund Portfolio prospectuses accompany this prospectus. For additional copies please call us at 1-800-843-8358. You should read each prospectus carefully before investing in the certificate.


     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.

     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Below is a list of the Portfolios and their adviser and sub-adviser, if applicable.


FUND/PORTFOLIO                                                 INVESTMENT ADVISER                    INVESTMENT SUB-ADVISER
----------------------------------------------------   ---------------------------------   ----------------------------------------
SECURIAN FUNDS TRUST:
Advantus Bond Fund--Class 2 Shares                     Advantus Capital Management, Inc.
Advantus Index 400 Mid-Cap Fund--Class 2 Shares        Advantus Capital Management, Inc.
Advantus Index 500 Fund--Class 2 Shares                Advantus Capital Management, Inc.
Advantus International Bond Fund--Class 2 Shares       Advantus Capital Management, Inc.   Franklin Advisers, Inc.
Advantus Money Market Fund*                            Advantus Capital Management, Inc.
Advantus Mortgage Securities Fund--Class 2 Shares      Advantus Capital Management, Inc.
Advantus Real Estate Securities Fund--Class 2 Shares   Advantus Capital Management, Inc.

FIDELITY(R) VIP:
Contrafund(R) Portfolio:
   Initial Class Shares                                Fidelity Management & Research      FMR Co., Inc. and other affiliates of
      (Seeks long-term capital appreciation.)          Company ("FMR")                     FMR serve as sub-advisers for the
                                                                                           portfolio.
Equity-Income Portfolio:
   Initial Class Shares                                FMR                                 FMR Co., Inc. and other affiliates of
      (Seeks reasonable income. The fund will also                                         FMR serve as sub-advisers for the
      consider the potential for capital                                                   portfolio.
      appreciation. The fund's goal is to achieve a
      yield which exceeds the composite yield on the
      securities comprising the Standard & Poor's
      500(SM) Index (S&P 500(R)).)

FUND/PORTFOLIO                                                 INVESTMENT ADVISER                    INVESTMENT SUB-ADVISER
----------------------------------------------------   ---------------------------------   ----------------------------------------
High Income Portfolio:
   Initial Class Shares                                FMR                                 FMR Co., Inc. and other affiliates of
   (Seeks a high level of current income, while also                                       FMR serve as sub-advisers for the
   considering growth of capital.)                                                         portfolio.

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS:
   Ivy Funds VIP Balanced                              Waddell & Reed Investment
      (Seeks, as a primary objective, to provide       Management Company
      current income to the extent that, in the
      opinion of Waddell & Reed Investment
      Management Company, the Fund's investment
      manager, market and economic conditions
      permit. As a secondary objective, the
      Portfolio seeks long-term appreciation of
      capital.)
   Ivy Funds VIP Core Equity                           Waddell & Reed Investment
      (Seeks capital growth and income.)               Management Company
   Ivy Funds VIP Growth                                Waddell & Reed Investment
      (Seeks capital growth, with current income as    Management Company
      a secondary objective.)
   Ivy Funds VIP International Core Equity             Waddell & Reed Investment
                                                       Management Company
   Ivy Funds VIP Micro Cap Growth                      Waddell & Reed Investment           Wall Street Associates
                                                       Management Company
   Ivy Funds VIP Small Cap Growth                      Waddell & Reed Investment
                                                       Management Company
   Ivy Funds VIP Small Cap Value                       Waddell & Reed Investment
                                                       Management Company
   Ivy Funds VIP Value                                 Waddell & Reed Investment
      (Seeks long-term capital appreciation.)          Management Company
JANUS ASPEN SERIES:
Forty Portfolio--Service Shares                        Janus Capital Management LLC
   (Seeks long-term growth of capital.)

Overseas Portfolio--Service Shares                     Janus Capital Management LLC
   (Seeks long-term growth of capital.)

----------

* Although the Money Market Fund seeks to preserve a stable net asset value per share, it is possible to lose money by investing in the Money Market Fund. An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. In addition, because of expenses incurred by sub-accounts in the separate account, during extended periods of low interest rates, the yield of the sub-account that invests in the Money Market Fund may become extremely low and possibly negative.


     The above Portfolios were selected based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we considered during the selection process was whether the Portfolio's investment adviser or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Payments Made by Underlying Mutual Funds."

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CERTIFICATE CASH VALUE OF YOUR CERTIFICATE RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.

     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.

     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS

     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Proportional voting may result in a small number of certificate owners determining the outcome of a vote.

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT

     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.

     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION

     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.


GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs effective prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs effective on or after May 1, 2001 but prior to May 1, 2011, the minimum guaranteed annual rate is 3 percent. For group-sponsored programs effective on or after May 1, 2011, the minimum guaranteed annual rate is 1.5 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.


     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

                                     CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES

     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).

     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES

     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.

     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.

     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.

     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. For policies and certificates issued prior to or on December 31, 2008, and all face amount increases on such policies and certificates, the guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table") (a maximum charge of $32.01 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)


     For group policies and certificates issued on and after January 1, 2009, the guaranteed rates are 200 percent of the maximum rates that could be charged based on 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Table") (a maximum charge of $41.36 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 2001 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 2001 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 2001 CSO Table.)


PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES

     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.

     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time.

FUND CHARGES

     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Funds. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES

     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

               INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE

     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.

     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING

     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.

     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.

     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.

     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.

     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK

     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid or the net cash value of the certificate, if greater.

     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.

     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made for a refund, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE

     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below apply as of the date eligibility ends:

-    The group contract has terminated; or

- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The required minimum will never be higher than $250.

     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.

- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested, and the owner may choose any death benefit option offered by such policy forms. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.

- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.

     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non- payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the "Conversion Right to an Individual Policy" section of this prospectus.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

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OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

                              CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first monthly deduction. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.

     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS

     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

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ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE

     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.

     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.

     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.

     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent of the net premium. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

                        DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

     Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT

     The amount of the death benefit for Option A is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT

     The amount of the death benefit for Option B is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus

-    any monthly deductions taken under the certificate since the date of death;
     less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702. For a more detailed discussion of these two tests, please see the Statement of Additional Information.

CHANGE IN FACE AMOUNT

     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS

     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.

     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)

     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 but prior to May 1, 2010, the minimum guaranteed annual rate is 3 percent. For group-sponsored programs implemented on or after May 1, 2010, the minimum guaranteed annual rate is the minimum rate required by state law.

     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").

     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").

     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES

     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.

     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see the Statement of Additional Information for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs effective prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs effective on or after May 1, 2001 but prior to May 1, 2011, the minimum guaranteed annual rate is 3 percent. For group-sponsored programs effective on or after

May 1, 2011, the minimum guaranteed annual rate is 1.5 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.


DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:

- the net asset value of a Portfolio share held in the sub-account of the separate account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gains distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

- the net asset value of the Portfolio share held in the sub-account determined at the end of the preceding valuation period.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central Time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

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                  SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or, at the option of the owner, can be applied to a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)

     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:

- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or

-    100 percent of the net cash value.
     The maximum will be identified in the certificate.

     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.

     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.

     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS

     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.

     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your certificate can disrupt the efficient management of the underlying portfolios an their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term certificate owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this certificate if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for certificate owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by you or other certificate owners is or would be to the disadvantage of other certificate owners. Any new restriction that we would impose will apply to your certificate without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your certificate and, promptly upon request from an underlying portfolio, to provide certain information to the portfolio or its designee about your trading activities. You should read the Portfolio prospectuses for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:

-    the dollar amount of the transfer(s);

- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

-    the number of transfers in the previous calendar quarter;

- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your certificate will be permanent.

     In addition to our market timing procedures, the underlying portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the portfolios' policies and procedures, certificate owners and other persons with interests under the certificates should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide the portfolio promptly upon request certain information about the trading activity of individual certificate owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific certificate owners who violate the market timing policies established by the portfolios.


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

     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

     In our sole discretion, we may revise our policies and procedures to detect and deter market timing and other frequent transfer activity at any time without prior notice.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.

     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account at any one time may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.

     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10 per transfer, may be imposed in the future.

     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.

     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.

     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.

     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.


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

                                      LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.

     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST

     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.

     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.

     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS

     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

                             LAPSE AND REINSTATEMENT

LAPSE

     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT

     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.

     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.

     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS


     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction and can be found in the summary table on page 7.


ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 but prior to May 1, 2010, the minimum guaranteed annual rate is 3 percent. For group-sponsored programs implemented on or after May 1, 2010, the minimum guaranteed annual rate is the minimum rate required by state law. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.

     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.


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CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records.

     After it has been so recorded, it will take effect as of the date the owner signed the request.

     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.

     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 but prior to May 1, 2010, the minimum guaranteed annual rate is 3 percent. For group-sponsored programs implemented on or after May 1, 2010, the minimum guaranteed annual rate is the minimum rate required by state law. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.

     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.

     You may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors.

     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.

- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.

- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.


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     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 but prior to May 1, 2010, the minimum guaranteed annual rate is 3 percent. For group-sponsored programs implemented on or after May 1, 2010, the minimum guaranteed annual rate is the minimum rate required by state law.

     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

     Even if the death benefit under a certificate is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the death of the insured are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

                               FEDERAL TAX STATUS

INTRODUCTION

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.


TAXATION OF MINNESOTA LIFE AND THE MINNESOTA LIFE VARIABLE UNIVERSAL LIFE
ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code (the, "Code"). The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.


     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

     In calculating our corporation income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, for the purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.


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TAX STATUS OF CERTIFICATES

     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.

     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.


DIVERSIFICATION OF INVESTMENTS

     Diversification of investments Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the separate account to be "adequately diversified" in order for the certificate to be treated as a life insurance contract for federal income tax purposes. The separate account, through the fund portfolios, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the portfolio's assets may be invested. Although the investment adviser of the Securian Funds Trust is an affiliate of ours, we do not control the Securian Funds Trust or the investments of its portfolios. Nonetheless, we believe that each portfolio of the Securian Funds Trust in which the separate account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire certificate could be disqualified as a life insurance contract under the Code due to the failure of the separate account to be deemed to be "adequately diversified."


OWNER CONTROL

     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets.

     In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.


     The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a certificate owner will not result in any certificate owner being treated as the owner of the assets of the separate account. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the separate account.


     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.


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TAX TREATMENT OF POLICY BENEFITS


     On the death of the insured, the death benefit provided by a certificate should generally be excludable from the gross income of the beneficiary as provided under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.


     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.


     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent penalty tax which is imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the date on which the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.


     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract.

     It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. When a material change occurs, appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was


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

payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.

     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits.

     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.

     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING

     To the extent that certificate distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect however, not to have tax withheld from distributions.


BUSINESS USES OF POLICY


     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.

OTHER TAXES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.

EMPLOYER-OWNED LIFE INSURANCE CONTRACTS


     The Pension Protection Act of 2006 added section 101(j) of the Code which provides that unless certain eligibility, notice and consent requirements are satisfied and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. The rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.


LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts (or certificates) issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

     Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

     If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.

SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of that date, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.


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ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.


     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.


ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repealed the federal estate tax and replaced it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repealed the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. In December 2010, the EGTRRA provisions were extended for years after December 31, 2009. The extension of the EGTRRA provisions are applicable to 2010, 2011 and 2012 and are scheduled to expire on December 31, 2012. For decedents dying in 2010, the estate can elect either; 1) the estate tax regime as extended, or 2) the repealed estate tax provisions previously applicable. If the estate elects to apply the repealed estate tax provisions, they will be required to use the carryover basis income tax regime. For decedents dying in 2011 or 2012, the estate tax regime will apply.

     The complexity of EGTRRA, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


     It should be understood that the foregoing description of the federal income tax, gift and estate tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax, gift and estate tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                          DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms"). Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.


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     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.

     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

     Minnesota Life pays the costs of selling the group contract and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account. These payments decrease a fund's investment return.

     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/ redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the group contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the Separate Account.

     Owners, through their indirect investment in the funds, bear the costs of the investment advisory fees that mutual funds pay to their respective investment advisers. As described above, an investment adviser of a fund, or its affiliates, may make payments to Minnesota Life and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets.

     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. All of the underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

     Minnesota Life considers profitability when determining the charges in these group contract and certificates. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a certificate is held and the greater a certificate's investment return.

                                  OTHER MATTERS

LEGAL PROCEEDINGS

     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT

     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                       STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us.

     To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC, 20549-0102. You can also call the SEC at 1-202-551-8090.

     The table of contents for the Statement of Additional Information is as follows:

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Illustrations
Financial Statements

RULE 12h-7 REPRESENTATIONS

     Minnesota Life, as depositor of the Minnesota Life Variable Universal Life Account, is relying upon the requirements set forth in Rule 12h-7 under the Securities Exchange Act of 1934 (the "Securities Exchange Act") to the extent necessary to avoid being subject to periodic reporting obligations under the Securities Exchange Act.

Investment Company Act Number 811-8830

                             MINNESOTA LIFE VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                        MINNESOTA LIFE INSURANCE COMPANY

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner as well as certificates issued under a group contract.

Subject to the limitations in this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with your investment in the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares of Fidelity(R) Variable Insurance Products Funds ("Fidelity(R) VIP" or "VIP"). The Fund offer its shares exclusively to variable insurance products and certain qualified plans and has 40 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
-    VIP Asset Manager Portfolio: Initial Class Shares
-    VIP Asset Manager: Growth Portfolio:
     Initial Class Shares
-    VIP Balanced Portfolio: Initial Class Shares
-    VIP Contrafund(R) Portfolio: Initial Class Shares
-    VIP Disciplined Small Cap Portfolio: Initial Class Shares
-    VIP Dynamic Capital Appreciation Portfolio: Initial Class Shares
-    VIP Emerging Markets Portfolio: Initial Class Shares
-    VIP Equity-Income Portfolio: Initial Class Shares
-    VIP Freedom Income Portfolio: Initial Class Shares
-    VIP Freedom 2010 Portfolio: Initial Class Shares
-    VIP Freedom 2015 Portfolio: Initial Class Shares
-    VIP Freedom 2020 Portfolio: Initial Class Shares
-    VIP Freedom 2025 Portfolio: Initial Class Shares
-    VIP Freedom 2030 Portfolio: Initial Class Shares
-    VIP Freedom 2035 Portfolio: Initial Class Shares
-    VIP Freedom 2040 Portfolio: Initial Class Shares
-    VIP Freedom 2045 Portfolio: Initial Class Shares
-    VIP Freedom 2050 Portfolio: Initial Class Shares
-    VIP FundsManager 20% Portfolio: Service Class Shares
-    VIP FundsManager 50% Portfolio: Service Class Shares
-    VIP FundsManager 60% Portfolio: Service Class Shares
-    VIP FundsManager 70% Portfolio: Service Class Shares
-    VIP FundsManager 85% Portfolio: Service Class Shares
-    VIP Growth Portfolio: Initial Class Shares
-    VIP Growth & Income Portfolio: Initial Class Shares
-    VIP Growth Opportunities Portfolio: Initial Class Shares
-    VIP Growth Stock Portfolio: Initial Class Shares
-    VIP Growth Strategies Portfolio: Initial Class Shares
-    VIP High Income Portfolio: Initial Class Shares
-    VIP Index 500 Portfolio: Initial Class Shares
-    VIP International Capital Appreciation Portfolio:
     Initial Class Shares
-    VIP Investment Grade Bond Portfolio: Initial Class Shares
-    VIP Mid Cap Portfolio: Initial Class Shares
-    VIP Money Market Portfolio: Initial Class Shares
-    VIP Overseas Portfolio: Initial Class Shares
-    VIP Real Estate Portfolio: Initial Class Shares
-    VIP Strategic Income Portfolio: Initial Class Shares
-    VIP Value Portfolio: Initial Class Shares
-    VIP Value Leaders Portfolio: Initial Class Shares
-    VIP Value Strategies Portfolio: Initial Class Shares

PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:

     are not guaranteed to achieve their goals;
     are not federally insured;
     are not endorsed by any bank or government agency; and are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


The date of this prospectus and the statement of additional information is May 1, 2012.


Minnesota Life Insurance
Company 400 Robert Street North
St. Paul, Minnesota 55101-2098

[MINNESOTA LIFE LOGO]

TABLE OF CONTENTS


                                                                                   PAGE
                                                                                   ----
Questions and Answers about the Variable Group Universal Life Insurance Contract     2
   Summary of Benefits and Risks                                                     2
   Risks of Owning a Variable Universal Life Insurance Certificate                   2
   Fee Tables                                                                        7
General Descriptions                                                                 9
   Minnesota Life Insurance Company                                                  9
   Minnesota Life Variable Universal Life Account                                    9
   Additions, Deletions or Substitutions                                            13
   Voting Rights                                                                    14
   The Guaranteed Account                                                           14
   Summary Information                                                              15
      Guaranteed Account Value                                                      15
Charges                                                                             15
   Premium Expense Charges                                                          16
      Sales Charge                                                                  16
      Premium Tax Charge                                                            16
      OBRA Expense Charge                                                           16
   Account Value Charges                                                            16
      Monthly Deduction                                                             16
      Partial Surrender Charge                                                      18
      Transfer Charge                                                               18
      Additional Benefits Charges                                                   18
   Separate Account Charges                                                         18
   Fund Charges                                                                     18
   Guarantee of Certain Charges                                                     18
Information about the Group Policy and Certificates                                 19
   Applications and Issuance                                                        19
   Dollar Cost Averaging                                                            19
   Free Look                                                                        20
   Continuation of Group Coverage                                                   20
   Conversion Right to an Individual Policy                                         20
   General Provisions of the Group Contract                                         21
      Issuance                                                                      21
      Termination                                                                   21
      Right to Examine Group Contract                                               21
      Entire Group Contract                                                         21
      Ownership of Group Contract and Group Contract Changes                        21
Certificate Premiums                                                                21
   Premium Limitations                                                              22
   Allocation of Net Premiums and Account Value                                     22
Death Benefit and Account Values                                                    23
   Option A -- Level Death Benefit                                                  23
   Option B -- Increasing Death Benefit                                             23
   Change in Face Amount                                                            23
      Increases                                                                     24
      Decreases                                                                     24
   Payment of Death Benefit Proceeds                                                24
   Account Values                                                                   24
      Determination of the Guaranteed Account Value                                 25
      Determination of the Separate Account Value                                   25
      Unit Value                                                                    25
      Net Investment Factor                                                         26
      Daily Values                                                                  26

                                                                                   PAGE
                                                                                   ----
Surrenders, Partial Surrenders and Transfers                                        26
   Transfers                                                                        27
      Market Timing                                                                 27
      Guaranteed Account Transfer Restrictions                                      28
      Other Transfer Information                                                    29
Loans                                                                               29
   Loan Interest                                                                    30
   Loan Repayments                                                                  30
Lapse and Reinstatement                                                             31
   Lapse                                                                            31
   Reinstatement                                                                    31
   Additional Benefits                                                              31
      Accelerated Benefits Rider                                                    32
      Waiver of Premium Rider                                                       32
      Accidental Death and Dismemberment Rider                                      32
      Child Rider                                                                   32
      Spouse Rider                                                                  32
      Policyholder Contribution Rider                                               32
   General Matters Relating to the Certificate                                      32
      Postponement of Payments                                                      32
      The Certificate                                                               33
      Control of Certificate                                                        33
      Maturity                                                                      33
      Beneficiary                                                                   33
      Change of Beneficiary                                                         33
      Settlement Options                                                            33
Federal Tax Status                                                                  35
   Introduction                                                                     35
   Taxation of Minnesota Life and the Variable Universal Life Account               35
   Tax Status of Certificates                                                       35
   Diversification of Investments                                                   35
   Owner Control                                                                    36
   Tax Treatment of Policy Benefits                                                 36
   Modified Endowment Contracts                                                     37
   Multiple Policies                                                                38
   Withholding                                                                      38
   Continuation of Policy Beyond Age 100
   Business Uses of Policy                                                          38
   Other Taxes                                                                      38
   Employer-owned Life Insurance Contracts                                          38
   Life Insurance Purchases by Residents of Puerto Rico                             38
   Life Insurance Purchases by Nonresident Aliens and Foreign Corporations          38
   Non-Individual Owners and Business Beneficiaries of Policies                     39
   Split-Dollar Arrangements                                                        39
   Alternative Minimum Tax                                                          39
      Estate, Gift and Generation-Skipping Transfer Taxes                           39
      Economic Growth and Tax Relief Reconciliation Act of 2001                     39
Distribution of Certificates                                                        40
   Payments Made by Underlying Mutual Funds                                         41
Other Matters                                                                       42
   Legal Proceedings                                                                42
   Registration Statement                                                           42
   Financial Statements                                                             42
Statement of Additional Information                                                 43

                         QUESTIONS AND ANSWERS ABOUT THE
                VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.

     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.

     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompanies this prospectus. You should carefully review the Fund prospectus before purchasing the certificate.

     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values. Because of this it is unsuitable as a short-term investment vehicle.

     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.

     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.

     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?

     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).

     A universal life insurance certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.

     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.

     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.

     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?

     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account and is composed of variable investment options or sub-accounts. The separate account keeps its assets separate from the other assets of Minnesota Life. Each sub-account invests in a corresponding Portfolio of the Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Fund.

     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?

     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?


     The separate account currently invests in each of the Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.


     Fidelity(R) VIP Portfolios include (all are Initial Class Shares unless otherwise noted):

          VIP Asset Manager Portfolio
          VIP Asset Manager: Growth Portfolio
          VIP Balanced Portfolio
          VIP Contrafund(R) Portfolio
          VIP Disciplined Small Cap Portfolio
          VIP Dynamic Capital Appreciation Portfolio
          VIP Emerging Markets Portfolio
          VIP Equity-Income Portfolio
          VIP Freedom Income Portfolio
          VIP Freedom 2010 Portfolio
          VIP Freedom 2015 Portfolio
          VIP Freedom 2020 Portfolio
          VIP Freedom 2025 Portfolio
          VIP Freedom 2030 Portfolio
          VIP Freedom 2035 Portfolio
          VIP Freedom 2040 Portfolio
          VIP Freedom 2045 Portfolio
          VIP Freedom 2050 Portfolio
          VIP FundsManager 20% Portfolio: Service Class Shares VIP FundsManager 50% Portfolio: Service Class Shares VIP FundsManager 60% Portfolio: Service Class Shares VIP FundsManager 70% Portfolio: Service Class Shares VIP FundsManager 85% Portfolio: Service Class Shares VIP Growth Portfolio
          VIP Growth & Income Portfolio
          VIP Growth Opportunities Portfolio
          VIP Growth Stock Portfolio

          VIP Growth Strategies Portfolio
          VIP High Income Portfolio
          VIP Index 500 Portfolio
          VIP International Capital Appreciation Portfolio
          VIP Investment Grade Bond Portfolio
          VIP Mid Cap Portfolio
          VIP Money Market Portfolio
          VIP Overseas Portfolio
          VIP Real Estate Portfolio
          VIP Strategic Income Portfolio
          VIP Value Portfolio
          VIP Value Leaders Portfolio
          VIP Value Strategies Portfolio

     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompany this prospectus.

     We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?

     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?

     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     Only the group sponsor may choose one of the two death benefit options under a group-sponsored program. The death benefit option so chosen shall be the same for all participants under the program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?


     Although guidance is limited, we believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should generally be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.

     Unless a certificate is classified as a "modified endowment contract," distributions, including partial and complete surrenders and experience credits paid in cash, will not be taxed except to the extent that they exceed the owner's "investment in the contract" (i.e., gross premiums paid under the certificate reduced by any previously received amounts that were excludable from income), and loans will generally not be treated as taxable distributions. For federal income tax purposes, certificates classified as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits paid in cash, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:


-    is made on or after the date on which the owner attains age 59 1/2,


-    is attributable to the owner becoming disabled, or

- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?

     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:

-    to provide retirement income,

-    as collateral for a loan,

- to continue some amount of insurance protection without payment of premiums, or

-    to obtain cash by surrendering the certificate in full or in part.

     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" sections of this prospectus.

     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?

     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Fund. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the certificate. The first table describes the fees and expenses that are payable at the time that the owner buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

TRANSACTION FEES

CHARGE                                       WHEN CHARGE IS DEDUCTED        AMOUNT DEDUCTED
----------------------------------------   ---------------------------   ----------------------
Maximum Sales Charge Imposed on Premiums   From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge                 From Each Premium Payment*    4 percent of Premium+
Maximum OBRA Expense Charge**              From Each Premium Payment*    1.25 percent of
                                                                         Premium++
Maximum Deferred Sales Charge              None                          N/A
Maximum Partial Surrender Fee              From Each Partial Surrender   Lesser of $25 or
                                                                         2 percent of the
                                                                         amount withdrawn+
Maximum Transfer Fee                       Upon Each Transfer+++         $10+++

----------
* The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

** The OBRA expense charge is to reimburse the Company for extra costs associated with a recent federal law that increases corporate tax owed by certain insurance companies. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.

+ The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued, but will not exceed the fee stated in the table.

++ For a certificate considered to be an individual certificate under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no fee assessed for transfers. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

CHARGE                                                WHEN CHARGE IS DEDUCTED                       AMOUNT DEDUCTED
---------------------------------------------------   --------------------------------   ------------------------------------
COST OF INSURANCE CHARGE(1)(6)                        On the Certificate Date and Each   Maximum: $41.36 Per Month Per $1,000
   MAXIMUM & MINIMUM CHARGE(7)                        Subsequent Monthly Anniversary     of Net Amount at Risk


                                                                                         Minimum: $0.03 Per Month Per $1,000
                                                                                         of Net Amount at Risk

   MAXIMUM & MINIMUM CHARGE FOR CERTIFICATES ISSUED   On the Certificate Date and        Maximum: $32.01 Per Month Per $1,000
   PRIOR TO JANUARY 1, 2009 AND ALL FACE AMOUNT       Each Subsequent Monthly            of Net Amount at Risk
   INCREASES ON SUCH CERTIFICATES                     Anniversary


                                                                                         Minimum: $0.03 Per Month Per $1,000
                                                                                         of Net Amount at Risk

CHARGE                                                WHEN CHARGE IS DEDUCTED                       AMOUNT DEDUCTED
---------------------------------------------------   --------------------------------   ------------------------------------
CHARGE FOR A 45 YEAR OLD NON-SMOKING                  On the Certificate Date and Each   $0.11 Per Month Per $1,000
   CERTIFICATEHOLDER(8)                               Subsequent Monthly Anniversary     of Net Amount at Risk

MORTALITY AND EXPENSE RISK CHARGE(2)                  Each Valuation Date                Maximum: 0.50 percent of
                                                                                         average daily assets of the
                                                                                         separate account per year

MONTHLY ADMINISTRATION CHARGE(3)                      On the Certificate Date and Each   Maximum: $4 Per Month
                                                      Subsequent Monthly Anniversary

LOAN INTEREST SPREAD(4)                               Each Monthly Anniversary           2 percent of Policy Loan Per Year

ACCIDENTAL DEATH AND DISMEMBERMENT CHARGE(5)          On the Certificate Date and Each   Maximum: $0.10 Per Month Per
                                                      Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

WAIVER OF PREMIUM CHARGE(5)                           On the Certificate Date and Each   Maximum: 50 percent of the Cost
                                                      Subsequent Monthly Anniversary     of Insurance Charge

CHILD RIDER CHARGE(5)                                 On the Certificate Date and Each   Maximum: $0.35 Per Month Per
                                                      Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

SPOUSE RIDER CHARGE(1)(5)                             On the Certificate Date and Each   Maximum: $41.36 Per Month Per
   MAXIMUM & MINIMUM CHARGE(7)                        Subsequent Monthly Anniversary     $1,000 of Net Amount at Risk

                                                                                         Minimum: $0.03 Per Month Per
                                                                                         $1000 of Net Amount at Risk

   MAXIMUM & MINIMUM CHARGE FOR CERTIFICATES ISSUED   On the Certificate Date and        Maximum: $32.01 Per Month Per
   PRIOR TO JANUARY 1, 2009 AND ALL FACE AMOUNT       Each Subsequent Monthly            $1,000 of Net Amount at Risk
   INCREASES ON SUCH CERTIFICATES                     Anniversary
                                                                                         Minimum: $0.03 Per Month Per
                                                                                         $1,000 of Net Amount at Risk

   CHARGE FOR A 45 YEAR OLD NON-SMOKING               On the Certificate Date and Each   $0.11 Per Month Per $1,000
   CERTIFICATEHOLDER(8)                               Subsequent Monthly Anniversary     of Net Amount at Risk


----------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those policies.

(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

(6) The net amount at risk for a certificate month is the difference between the death benefit and the account value.

(7) The maximum charge in this row applies to certificates issued on or after January 1, 2009.

(8)  For certificates issued both before and after January 1, 2009.

     For information concerning compensation paid for the sale of the group contract and certificates, see "Distribution of Certificates" section of the prospectus.

     The next table describes the range of total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. Expenses of the Portfolios may be higher or lower in the future. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged the Fund for its Portfolios for the fiscal year ended December 31, 2011. More detail concerning the Fund and its Portfolios' fees and expenses is contained in the prospectus for the Fund.



                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING MANAGEMENT FEES,
                 DISTRIBUTION (12b-1) FEES AND OTHER EXPENSES)*


FEE DESCRIPTION                             MINIMUM   MAXIMUM
-----------------------------------------   -------   -------
Total Annual Portfolio Operating Expenses    0.10%     1.31%


----------
* The range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. Under certain circumstances the Funds may charge a redemption fee for certain market timing or frequent trading activity. For more detailed information about the fee and expense charges, fee waivers (if applicable), redemption fee (if applicable) and expense reductions (if applicable) for the Fund Portfolios please see the Fund's prospectus.

                              GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY


     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York), the District of Columbia, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.


MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. The separate account meets the definition of a "separate account" under the federal securities laws.

     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

     The separate account is divided into sub-accounts, each of which currently invests in one of the Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.

     The separate account currently invests in the Portfolios of Fidelity(R) VIP. The Fund prospectus accompanies this prospectus. For additional copies please call us at 1-800-843-8358. You should read the prospectus carefully before investing in the certificate.

     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.

     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     The Fidelity Management and Research Company ("FMR"), a subsidiary of FMR Corp., is adviser to Fidelity(R) VIP. For more information about Fidelity(R) VIP, see the prospectuses of the Variable Insurance Products Funds which accompany this prospectus.

FUND/PORTFOLIO                                                 INVESTMENT ADVISER*                INVESTMENT SUB-ADVISER*
-------------------------------------------------------------  -------------------  ------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS:
Asset Manager Portfolio:
   Initial Class Shares                                        FMR                  Fidelity Investments Money Management, Inc.
   (Seeks to obtain high total return with reduced risk over                        ("FIMM"), FMR Co., Inc. ("FMRC") and other
   the long term by allocating its assets among stocks,                             affiliates of FMR serve as sub-advisers for the
   bonds, and short-term instruments.)                                              portfolio.
Asset Manager: Growth Portfolio:
   Initial Class Shares                                        FMR                  FIMM, FMRC and other affiliates of FMR serve as
   (Seeks to maximize total return by allocating its assets                         sub-advisers for the portfolio.
   among stocks, bonds, short-term instruments, and
   other investments.)
Balanced Portfolio:
   Initial Class Shares                                        FMR                  FIMM, FMRC and other affiliates of FMR serve as
   (Seeks income and capital growth consistent with                                 sub-advisers for the portfolio.
   reasonable risk.)
Contrafund(R) Portfolio:
   Initial Class Shares                                        FMR                  FMRC and other affiliates of FMR serve as sub-
   (Seeks long-term capital appreciation.)                                          advisers for the portfolio.
Disciplined Small Cap Portfolio:
   Initial Class Shares                                        FMR                  Geode Capital Management, LLC ("Geode(R)") and
   (Seeks capital appreciation.)                                                    FMRC serve as sub-advisers for the portfolio.
Dynamic Capital Appreciation Portfolio:
   Initial Class Shares                                        FMR                  FMRC and other affiliates of FMR serve as
   (Seeks capital appreciation.)                                                    sub-advisers for the portfolio.
Emerging Markets Portfolio:
   Initial Class Shares                                        FMR                  FMRC and other affiliates of FMR serve as
   (Seeks capital appreciation.)                                                    sub-advisers for the portfolio.
Equity-Income Portfolio:
   Initial Class Shares                                        FMR                  FMRC and other affiliates of FMR serve as
   (Seeks reasonable income. The fund will also consider                            sub-advisers for the portfolio.
   the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on
   the securities comprising the S&P 500(R) Index.)
Freedom Income Portfolio:
   Initial Class Shares                                        Strategic Advisers
   (Seeks high total return with a secondary objective of
   principal preservation.)

FUND/PORTFOLIO                                                 INVESTMENT ADVISER*                INVESTMENT SUB-ADVISER*
-------------------------------------------------------------  -------------------  ------------------------------------------------
Freedom 2010 Portfolio:
   Initial Class Shares                                        Strategic Advisers
   (Seeks high total return with a secondary objective of
   principal preservation as the fund approaches its target
   date and beyond.)
Freedom 2015 Portfolio:
   Initial Class Shares                                        Strategic Advisers
   (Seeks high total return with a secondary objective of
   principal preservation as the fund approaches its target
   date and beyond.)
Freedom 2020 Portfolio:
   Initial Class Shares                                        Strategic Advisers
   (Seeks high total return with a secondary objective of
   principal preservation as the fund approaches its target
   date and beyond.)
Freedom 2025 Portfolio:
   Initial Class Shares                                        Strategic Advisers
   (Seeks high total return with a secondary objective of
   principal preservation as the fund approaches its target
   date and beyond.)
Freedom 2030 Portfolio:
   Initial Class Shares                                        Strategic Advisers
   (Seeks high total return with a secondary objective of
   principal preservation as the fund approaches its target
   date and beyond.)
VIP Freedom 2035 Portfolio:
   Initial Class Shares                                        Strategic Advisers
   (Seeks high total return with a secondary objective of
   principal preservation as the fund approaches its target
   date and beyond.)
VIP Freedom 2040 Portfolio:
   Initial Class Shares                                        Strategic Advisers
   (Seeks high total return with a secondary objective of
   principal preservation as the fund approaches its target
   date and beyond.)
VIP Freedom 2045 Portfolio:
   Initial Class Shares                                        Strategic Advisers
   (Seeks high total return with a secondary objective of
   principal preservation as the fund approaches its target
   date and beyond.)
VIP Freedom 2050 Portfolio:
   Initial Class Shares                                        Strategic Advisers
   (Seeks high total return with a secondary objective of
   principal preservation as the fund approaches its target
   date and beyond.)
VIP FundsManager 20% Portfolio:
   Service Class Shares                                        Strategic Advisers
   (Seeks high current income and, as a secondary objective,
   capital appreciation.)
VIP FundsManager 50% Portfolio:
   Service Class Shares                                        Strategic Advisers
   (Seeks high current income and, as a secondary objective,
   capital appreciation.)

FUND/PORTFOLIO                                                 INVESTMENT ADVISER*                INVESTMENT SUB-ADVISER*
-------------------------------------------------------------  -------------------  ------------------------------------------------
VIP FundsManager 60% Portfolio:
   Service Class Shares                                        Strategic Advisers
   (Seeks high current income and, as a secondary
   objective, capital appreciation.)
VIP FundsManager 70% Portfolio:
   Service Class Shares                                        Strategic Advisers
   (Seeks high current income and, as a secondary
   objective, capital appreciation.)
VIP FundsManager 85% Portfolio:
   Service Class Shares                                        Strategic Advisers
   (Seeks high current income and, as a secondary
   objective, capital appreciation.)
Growth Portfolio:
   Initial Class Shares                                        FMR                  FMRC and other affiliates of FMR serve as
   (Seeks to achieve capital appreciation.)                                         sub-advisers for the portfolio.
Growth & Income Portfolio:
   Initial Class Shares                                        FMR                  FMRC and other affiliates of FMR serve as
   (Seeks high total return through a combination of                                sub-advisers for the portfolio.
   current income and capital appreciation.)
Growth Opportunities Portfolio:
   Initial Class Shares                                        FMR                  FMRC and other affiliates of FMR serve as
   (Seeks to provide capital growth.)                                               sub-advisers for the portfolio.
Growth Stock Portfolio:
   Initial Class Shares                                        FMR                  FMRC and other affiliates of FMR serve as
   (Seeks capital appreciation.)                                                    sub-advisers for the portfolio.
Growth Strategies Portfolio:
   Initial Class Shares                                        FMR                  FMRC and other affiliates of FMR serve as
   (Seeks capital appreciation.)                                                    sub-advisers for the portfolio.
High Income Portfolio:
   Initial Class Shares                                        FMR                  FMRC and other affiliates of FMR serve as
   (Seeks a high level of current income, while also                                sub-advisers for the portfolio.
   considering growth of capital.)
Index 500 Portfolio:
   Initial Class Shares                                        FMR                  Geode(R) and FMRC serve as sub-advisers for
   (Seeks investment results that correspond to the total                           the portfolio.
   return of common stocks publicly traded in the United
   States, as represented by the S&P 500(R) Index.)
International Capital Appreciation Portfolio:
   Initial Class Shares                                        FMR                  FMRC and other affiliates of FMR serve as
   (Seeks capital appreciation.)                                                    sub-advisers for the portfolio.
Investment Grade Bond Portfolio:
   Initial Class Shares                                        FMR                  FIMM and other affiliates of FMR serve as
   (Seeks as high a level of current income as is                                   sub-advisers for the portfolio.
   consistent with the preservation of capital.)
Mid Cap Portfolio:
   Initial Class Shares                                        FMR                  FMRC and other affiliates of FMR serve as
   (Seeks long-term growth of capital.)                                             sub-advisers for the portfolio.
Money Market Portfolio:
   Initial Class Shares                                        FMR                  FIMM and other affiliates of FMR serve as
   (Seeks as high a level of current income as is                                   sub-advisers for the portfolio.
   consistent with preservation of capital and liquidity.)
Overseas Portfolio:
   Initial Class Shares                                        FMR                  FMRC and other affiliates of FMR serve as
   (Seeks long-term growth of capital.)                                             sub-advisers for the portfolio.

FUND/PORTFOLIO                                                 INVESTMENT ADVISER*                INVESTMENT SUB-ADVISER*
-------------------------------------------------------------  -------------------  ------------------------------------------------
Real Estate Portfolio:
   Initial Class Shares                                        FMR                  FMRC and other affiliates of FMR serve as
   (Seeks above-average income and long-term capital                                sub-advisers for the portfolio.
   growth, consistent with reasonable investment risk. The
   fund seeks to provide a yield that exceeds the
   composite yield of the S&P 500(R) Index.)
Strategic Income Portfolio:
   Initial Class Portfolio                                     FMR                  FIMM, FMRC and other affiliates of FMR serve as
   (Seeks a high level of current income. The fund may                              sub-advisers for the portfolio.
   also seek capital appreciation.)
Value Portfolio:
   Initial Class Shares                                        FMR                  FMRC and other affiliates of FMR serve as
   (Seeks capital appreciation.)                                                    sub-advisers for the portfolio.
Value Leaders Portfolio:
   Initial Class Shares                                        FMR                  FMRC and other affiliates of FMR serve as
   (Seeks capital appreciation.)                                                    sub-advisers for the portfolio.
Value Strategies Portfolio:
   Initial Class Shares                                        FMR                  FMRC and other affiliates of FMR serve as
   (Seeks capital appreciation.)                                                    sub-advisers for the portfolio.

The above Portfolios were selected based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we considered during the selection process was whether the Portfolio's investment adviser or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Payments Made by Underlying Mutual Funds."

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CERTIFICATE CASH VALUE OF YOUR CERTIFICATE RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Fund should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.

     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.

     The Fund serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Fund at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Fund at the same time or (iii) participating qualified plans to invest in shares of the Fund at the same time as one or more life insurance companies. Neither the Fund nor Minnesota Life currently foresees any disadvantage, but if the Fund determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Fund's shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS

     We will vote the shares of the Fund held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Fund in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Fund in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Fund. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited prior to the meeting in accordance with procedures established by the Fund. We will vote shares of the Fund held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Proportional voting may result in a small number of certificate owners determining the outcome of a vote.

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Fund or approve or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Fund or would result in the purchase of securities for the Fund which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT

     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.

     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION

     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

     GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

                                     CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Fund.

PREMIUM EXPENSE CHARGES

     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).

     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES

     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.

     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.

     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.

     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. For policies and certificates issued prior to or on December 31, 2008, and all face amount increases on such policies and certificates, the guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table") (a maximum charge of $32.01 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)


     For group policies and certificates issued on and after January 1, 2009, the guaranteed rates are 200 percent of the maximum rates that could be charged based on 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Table") (a maximum charge of $41.36 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 2001 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 2001 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 2001 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES

     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.

     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time.

FUND CHARGES

     Shares of the Fund are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

     FMR, a subsidiary of FMR Corp., is adviser to each of the Portfolios. The advisory fees for VIP are made pursuant to a contractual agreement between VIP and FMR. For more information about these Funds, see the prospectus of the Variable Insurance Products Funds which accompany this prospectus.

GUARANTEE OF CERTAIN CHARGES

     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

                     INFORMATION ABOUT THE GROUP POLICY AND
                                  CERTIFICATES

APPLICATIONS AND ISSUANCE

     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.

     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING

     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.

     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.

     To elect dollar cost averaging the owner must have at least $3,000 in the Money Market Sub-Account. The automatic transfer amount from the Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.

     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.

     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Money Market Sub-Account unless a transfer request is made.

Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK

     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid or the net cash value of the certificate, if greater.

     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.

     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made for a refund, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE

     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below apply as of the date eligibility ends:

-    The group contract has terminated; or

- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The required minimum will never be higher than $250.

     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.

- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested, and the owner may choose any death benefit option offered by such policy forms. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.

- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.

     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the "Conversion Right to an Individual Policy" section of this prospectus.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

                              CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first monthly deduction. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.

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     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS

     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE

     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Fund. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.

     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.

     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.

     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent of the net premium. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.


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

     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

                        DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

     Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT

     The amount of the death benefit for Option A is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT

     The amount of the death benefit for Option B is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus

-    any monthly deductions taken under the certificate since the date of death;
     less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702. For a more detailed discussion of these two tests, please see the Statement of Additional Information.

CHANGE IN FACE AMOUNT

     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS

     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.

     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)

     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").

     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").

     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES

     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's


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loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.

     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see the Statement of Additional Information for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.


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

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:

- the net asset value of a Portfolio share held in the sub-account of the separate account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gains distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

- the net asset value of the Portfolio share held in the sub-account determined at the end of the preceding valuation period.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Fund are valued. The net asset value of the Fund's shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

                  SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or the option of the owner, can be applied to a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)

     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:

- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or

-    100 percent of the net cash value.

     The maximum will be identified in the certificate.


                                       26

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     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.

     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.

     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS

     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.

     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your certificate can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term certificate owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this certificate if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for certificate owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.


                                       27

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     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by you or other certificate owners is or would be to the disadvantage of other certificate owners. Any new restriction that we would impose will apply to your certificate without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your certificate and, promptly upon request from an underlying portfolio, to provide certain information to the portfolio or its designee about your trading activities. You should read the Portfolio prospectus for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:

-    the dollar amount of the transfer(s);

- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

-    the number of transfers in the previous calendar quarter;

- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your certificate will be permanent.

     In addition to our market timing procedures, the underlying portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the portfolios' policies and procedures, certificate owners and other persons with interests under the certificates should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide the portfolio promptly upon request certain information about the trading activity of individual certificate owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific certificate owners who violate the market timing policies established by the portfolios.

     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

     In our sole discretion, we may revise our policies and procedures to detect and deter market timing and other frequent transfer activity at any time without prior notice.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.

     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account at any one time may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.

     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10 per transfer, may be imposed in the future.

     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.

     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.

     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.

     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.

                                      LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.


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     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.

     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST

     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.

     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.

     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS

     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.


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     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

                             LAPSE AND REINSTATEMENT

LAPSE

     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT

     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.

     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.

     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS

     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms


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of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction and can be found in the summary table on page 7.


ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay


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mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

     THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.

     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.

     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.

     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to


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May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.

     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.

     You may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors.

     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.

- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.

- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.

     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

     Even if the death benefit under a certificate is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the death of the insured are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.


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                               FEDERAL TAX STATUS

INTRODUCTION

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.


TAXATION OF MINNESOTA LIFE AND THE MINNESOTA LIFE VARIABLE UNIVERSAL LIFE
ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code (the "Code"). The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.


     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

     In calculating our corporation income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, for the purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

TAX STATUS OF CERTIFICATES

     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.

     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.


DIVERSIFICATION OF INVESTMENTS

     Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the separate account to be "adequately diversified" in order for the certificate to be treated as a life insurance contract for federal income tax purposes. The separate account, through the fund portfolios, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the portfolio's assets



                                       35

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may be invested. We believe that each portfolio in which the separate account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire certificate could be disqualified as a life insurance contract under the Code due to the failure of the separate account to be deemed to be "adequately diversified."


OWNER CONTROL

     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets.

     In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.


     The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a certificate owner will not result in any certificate owner being treated as the owner of the assets of the separate account. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the separate account.


     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


     On the death of the insured, the death benefit provided by a certificate should generally be excludable from the gross income of the beneficiary as provided under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.


     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the


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certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.


     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent penalty tax which is imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the date on which the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.


     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract.

     It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. When a material change occurs, appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.

     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits.

     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.

     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING

     To the extent that certificate distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect however, not to have tax withheld from distributions.


BUSINESS USES OF POLICY


     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.

OTHER TAXES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.

EMPLOYER-OWNED LIFE INSURANCE CONTRACTS


     The Pension Protection Act of 2006 added section 101(j) of the Code which provides that unless certain eligibility, notice and consent requirements are satisfied and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. The rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.


LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts (or certificates) issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

     Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

     If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.

SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of that date, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.


ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repealed the federal estate tax and replaced it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repealed the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. In December 2010, the EGTRRA provisions were extended for years after December 31, 2009. The extension of the EGTRRA provisions are applicable to 2010, 2011 and 2012 and are scheduled to expire on December 31, 2012. For decedents dying in 2010, the estate can elect either; 1) the estate tax regime as extended, or 2) the repealed estate tax provisions previously applicable. If the estate elects to apply the repealed estate tax provisions, they will be required to use the carryover basis income tax regime. For decedents dying in 2011 or 2012, the estate tax regime will apply.

     The complexity of EGTRRA, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


     It should be understood that the foregoing description of the federal income tax, gift and estate tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                          DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms"). Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.

     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

     Minnesota Life pays the costs of selling the group contract and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account. These payments decrease a fund's investment return.

     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the group contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the Separate Account.

     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. All of the underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

     Owners, through their indirect investment in the funds, bear the costs of the investment advisory fees that mutual funds pay to their respective investment advisers. As described above, an investment adviser of a fund, or its affiliates, may make payments to Minnesota Life and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets.

     Minnesota Life considers profitability when determining the charges in these group contract and certificates. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a certificate is held and the greater a certificate's investment return.

                                  OTHER MATTERS

LEGAL PROCEEDINGS

     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT

     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                       STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us.

     To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC, 20549-0102. You can also call the SEC at 1-202-551-8090.

     The table of contents for the Statement of Additional Information is as follows:

General Information and History
Premiums
Additional Information About Operation of
Contracts and Registrant
Underwriters
Illustrations
Financial Statements

RULE 12h-7 REPRESENTATIONS

     Minnesota Life, as depositor of the Minnesota Life Variable Universal Life Account, is relying upon the requirements set forth in Rule 12h-7 under the Securities Exchange Act of 1934 (the "Securities Exchange Act") to the extent necessary to avoid being subject to periodic reporting obligations under the Securities Exchange Act.

Investment Company Act Number 811-8830

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

                            MINNESOTA LIFE VARIABLE
                             UNIVERSAL LIFE ACCOUNT
                        MINNESOTA LIFE INSURANCE COMPANY

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner as well as certificates issued under a group contract.

Subject to the limitations in this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with your investment in the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.


The separate account, through its sub-accounts, invests its assets in shares of Securian Funds Trust (the "Securian Funds Trust"), Ivy Funds Variable Insurance Portfolios, ("Ivy Funds VIP"), Lord Abbett Series Fund, Inc. ("Lord Abbett"), MFS(R) Variable Insurance Trust ("MFS"), MFS(R) Variable Insurance Trust II ("MFS II"), Oppenheimer Variable Account Funds ("Oppenheimer"), Pioneer Variable Contracts Trust ("Pioneer") and Van Eck VIP Trust ("Van Eck") (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and have 20 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

SECURIAN FUNDS TRUST
-    Advantus Money Market Fund
-    Advantus Bond Fund--Class 1 Shares*
-    Advantus Index 400 Mid-Cap Fund--Class 1 Shares*
-    Advantus Index 500 Fund--Class 1 Shares*
-    Advantus Mortgage Securities Fund--Class 1 Shares*
-    Advantus Real Estate Securities Fund--Class 1 Shares*
-    Advantus Bond Fund--Class 2 Shares**
-    Advantus Index 400 Mid-Cap Fund--Class 2 Shares**
-    Advantus Index 500 Fund--Class 2 Shares**
-    Advantus Mortgage Securities Fund--Class 2 Shares**
-    Advantus Real Estate Securities Fund--Class 2 Shares**

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
-    Ivy Funds VIP International Core Equity
-    Ivy Funds VIP Science and Technology

LORD ABBETT SERIES FUND, INC.
-    Mid Cap Stock Portfolio

MFS(R) VARIABLE INSURANCE TRUST
-    MFS(R) Research Bond Series--Initial Class Shares

MFS(R) VARIABLE INSURANCE TRUST II
-    MFS(R) Emerging Markets Equity Portfolio--Initial Class Shares

OPPENHEIMER VARIABLE ACCOUNT FUNDS
-    Oppenheimer Global Securities Fund/VA--Non-Service Shares
-    Oppenheimer Main Street Small- & Mid-Cap Fund/VA--Non-Service Shares

PIONEER VARIABLE CONTRACTS TRUST
-    Pioneer Mid Cap Value VCT Portfolio--Class I Shares

VAN ECK VIP TRUST
-    Van Eck VIP Global Hard Assets Fund--Initial Class

----------
*    available on or about July 1, 2012

** no longer available for transfers or allocations in your policy effective on or about July 1, 2012


PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:
     are not guaranteed to achieve their goals;
     are not federally insured;
     are not endorsed by any bank or government agency; and are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


The date of this prospectus and the statement of additional information is May 1, 2012.


Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098

[MINNESOTA LIFE LOGO]

TABLE OF CONTENTS


                                                                                   PAGE
                                                                                   ----
Questions and Answers about the Variable Group Universal Life Insurance Contract     2
   Summary of Benefits and Risks                                                     2
   Risks of Owning a Variable Universal Life Insurance Certificate                   2
   Fee Tables                                                                        6
General Descriptions                                                                 8
   Minnesota Life Insurance Company                                                  8
   Minnesota Life Variable Universal Life Account                                    8
   Additions, Deletions or Substitutions                                            10
   Voting Rights                                                                    11
   The Guaranteed Account                                                           11
   Summary Information                                                              12
      Guaranteed Account Value                                                      12
Charges                                                                             13
   Premium Expense Charges                                                          13
      Sales Charge                                                                  13
      Premium Tax Charge                                                            13
      OBRA Expense Charge                                                           13
   Account Value Charges                                                            14
      Monthly Deduction                                                             14
      Partial Surrender Charge                                                      15
      Transfer Charge                                                               15
      Additional Benefits Charges                                                   15
   Separate Account Charges                                                         15
   Fund Charges                                                                     15
   Guarantee of Certain Charges                                                     15
Information about the Group Policy and Certificates                                 16
   Applications and Issuance                                                        16
   Dollar Cost Averaging                                                            16
   Free Look                                                                        17
   Continuation of Group Coverage                                                   17
   Conversion Right to an Individual Policy                                         17
   General Provisions of the Group Contract                                         18
      Issuance                                                                      18
      Termination                                                                   18
      Right to Examine Group Contract                                               18
      Entire Group Contract                                                         18
      Ownership of Group Contract and Group Contract Changes                        18
Certificate Premiums                                                                18
   Premium Limitations                                                              19
   Allocation of Net Premiums and Account Value                                     19
Death Benefit and Account Values                                                    20
   Option A -- Level Death Benefit                                                  20
   Option B -- Increasing Death Benefit                                             20
   Change in Face Amount                                                            20
      Increases                                                                     20
      Decreases                                                                     21
   Payment of Death Benefit Proceeds                                                21
   Account Values                                                                   21
      Determination of the Guaranteed Account Value                                 22
      Determination of the Separate Account Value                                   22
      Unit Value                                                                    22
      Net Investment Factor                                                         22
      Daily Values                                                                  23

                                                                                   PAGE
                                                                                   ----
Surrenders, Partial Surrenders and Transfers                                        23
   Transfers                                                                        24
      Market Timing                                                                 24
      Guaranteed Account Transfer Restrictions                                      25
      Other Transfer Information                                                    25
Loans                                                                               26
   Loan Interest                                                                    27
   Loan Repayments                                                                  27
Lapse and Reinstatement                                                             28
   Lapse                                                                            28
   Reinstatement                                                                    28
   Additional Benefits                                                              28
      Accelerated Benefits Rider                                                    28
      Waiver of Premium Rider                                                       28
      Accidental Death and Dismemberment Rider                                      29
      Child Rider                                                                   29
      Spouse Rider                                                                  29
      Policyholder Contribution Rider                                               29
   General Matters Relating to the Certificate                                      29
      Postponement of Payments                                                      29
      The Certificate                                                               29
      Control of Certificate                                                        30
      Maturity                                                                      30
      Beneficiary                                                                   30
      Change of Beneficiary                                                         30
      Settlement Options                                                            30
Federal Tax Status                                                                  31
   Introduction                                                                     31
   Taxation of Minnesota Life and the Variable Universal Life Account               32
   Tax Status of Certificates                                                       32
   Diversification of Investments                                                   32
   Owner Control                                                                    32
   Tax Treatment of Policy Benefits                                                 33
   Modified Endowment Contracts                                                     33
   Multiple Policies                                                                34
   Withholding                                                                      35
   Continuation of Policy Beyond Age 100
   Business Uses of Policy                                                          35
   Other Taxes                                                                      35
   Employer-owned Life Insurance Contracts                                          35
   Life Insurance Purchases by Residents of Puerto Rico                             35
   Life Insurance Purchases by Nonresident Aliens and Foreign Corporations          35
   Non-Individual Owners and Business Beneficiaries of Policies                     35
   Split-Dollar Arrangements                                                        36
   Alternative Minimum Tax                                                          36
      Estate, Gift and Generation-Skipping Transfer Taxes                           36
      Economic Growth and Tax Relief Reconciliation Act of 2001                     36
Distribution of Certificates                                                        37
   Payments Made by Underlying Mutual Funds                                         37
Other Matters                                                                       38
   Legal Proceedings                                                                38
   Registration Statement                                                           38
   Financial Statements                                                             39
Statement of Additional Information                                                 40

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.

     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.

     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the certificate.

     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values. Because of this it is unsuitable as a short-term investment vehicle.

     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.

     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.

     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?

     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).

     A universal life insurance certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.

     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.

     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.

     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?

     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account and is composed of variable investment options or sub-accounts. The separate account keeps its assets separate from the other assets of Minnesota Life. Each sub-account invests in a corresponding Portfolio of a Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds.

     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?

     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?


     The separate account currently invests in each of the Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.

     Securian Funds Trust Funds include:

          Advantus Money Market Fund
          Advantus Bond Fund--Class 1 Shares*
          Advantus Index 400 Mid-Cap Fund--Class 1 Shares* Advantus Index 500 Fund--Class 1 Shares*
          Advantus Mortgage Securities Fund--Class 1 Shares* Advantus Real Estate Securities Fund--Class 1 Shares* Advantus Bond Fund--Class 2 Shares**
          Advantus Index 400 Mid-Cap Fund--Class 2 Shares** Advantus Index 500 Fund--Class 2 Shares**
          Advantus Mortgage Securities Fund--Class 2 Shares** Advantus Real Estate Securities Fund--Class 2 Shares**

     Additional Fund Portfolios include:

          Ivy Funds Variable Insurance Portfolios
          Ivy Funds VIP International Core Equity
          Ivy Funds VIP Science and Technology
     Lord Abbett Series Fund, Inc.
          Mid Cap Stock Portfolio
     MFS(R) Variable Insurance Trust
          MFS(R) Research Bond Series--Initial Class Shares
     MFS(R) Variable Insurance Trust II
          MFS(R) Emerging Markets Equity Portfolio--Initial Class Shares Oppenheimer Variable Account Funds
          (both are Non-Service Shares)
          Oppenheimer Global Securities Fund/VA
          Oppenheimer Main Street Small- & Mid-Cap Fund/VA
     Pioneer Variable Contracts Trust
          Pioneer Mid Cap Value VCT Portfolio--Class I Shares
     Van Eck VIP Trust
          Van Eck VIP Global Hard Assets Fund--Initial Class

----------
*    available on or about July 1, 2012

** no longer available for transfers or allocations in your policy effective on or about July 1, 2012


     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus.

     We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?

     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?

     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     Only the group sponsor may choose one of the two death benefit options under a group-sponsored program. The death benefit option so chosen shall be the same for all participants under the program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?


     Although guidance is limited, we believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should generally be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.


     Unless a certificate is classified as a "modified endowment contract," distributions, including partial and complete surrenders and experience credits paid in cash, will not be taxed except to the extent that they exceed the owner's "investment in the contract" (i.e., gross premiums paid under the certificate reduced by any previously received amounts that were excludable from income), and loans will generally not be treated as taxable distributions. For federal income tax purposes, certificates classified as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits paid in cash, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:


-    is made on or after the date on which the owner attains age 59 1/2


-    is attributable to the owner becoming disabled, or

- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?

     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:

-    to provide retirement income,

-    as collateral for a loan,

- to continue some amount of insurance protection without payment of premiums, or

-    to obtain cash by surrendering the certificate in full or in part.

     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" sections of this prospectus.

     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?

     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the certificate. The first table describes the fees and expenses that are payable at the time that the owner buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES


CHARGE                                       WHEN CHARGE IS DEDUCTED            AMOUNT DEDUCTED
----------------------------------------   ---------------------------   -----------------------------
Maximum Sales Charge Imposed on Premiums   From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge                 From Each Premium Payment*    4 percent of Premium+
Maximum OBRA Expense Charge**              From Each Premium Payment*    1.25 percent of Premium++
Maximum Deferred Sales Charge              None                          N/A
Maximum Partial Surrender Fee              From Each Partial Surrender   Lesser of $25 or 2 percent of
                                                                         the amount withdrawn+
Maximum Transfer Fee                       Upon Each Transfer+++         $10+++


----------
* The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

** The OBRA expense charge is to reimburse the Company for extra costs associated with a recent federal law that increases corporate tax owed by certain insurance companies. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.

+ The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued, but will not exceed the fee stated in the table.

++ For a certificate considered to be an individual certificate under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no fee assessed for transfers. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

CHARGE                                                           WHEN CHARGE IS DEDUCTED                AMOUNT DEDUCTED
---------------------------------------------------------   --------------------------------   ---------------------------------
COST OF INSURANCE CHARGE(1)(6)                              On the Certificate Date and Each   Maximum: $41.36 per month per
   MAXIMUM & MINIMUM CHARGE(7)                              Subsequent Monthly Anniversary     $1,000 of net amount at risk

                                                                                               Minimum: $0.03 per month per
                                                                                               $1,000 of net amount at risk

   MAXIMUM & MINIMUM CHARGE FOR CERTIFICATES ISSUED         On the Certificate Date and Each   Maximum: $32.01 per month per
   PRIOR TO JANUARY 1, 2009 AND ALL FACE AMOUNT INCREASES   Subsequent Monthly Anniversary     $1,000 of net amount at risk
   ON SUCH CERTIFICATES

                                                                                               Minimum: $0.03 per month per
                                                                                               $1,000 of net amount at risk

   CHARGE FOR A 45 YEAR OLD NON-SMOKING                     On the Certificate Date and Each   $0.11 per month per $1,000
   CERTIFICATEHOLDER(8)                                     Subsequent Monthly Anniversary     of net amount at risk

MORTALITY AND EXPENSE RISK CHARGE(2)                        Each Valuation Date                Maximum: 0.50 percent of
                                                                                               average daily assets of the
                                                                                               separate account per year

MONTHLY ADMINISTRATION CHARGE(3)                            On the Certificate Date and Each   Maximum: $4 per month
                                                            Subsequent Monthly Anniversary

LOAN INTEREST SPREAD(4)                                     Each Monthly Anniversary           2 percent of Policy Loan per year

ACCIDENTAL DEATH AND DISMEMBERMENT CHARGE(5)                On the Certificate Date and Each   Maximum: $0.10 per month per
                                                            Subsequent Monthly Anniversary     $1,000 of net amount at risk

WAIVER OF PREMIUM CHARGE(5)                                 On the Certificate Date and Each   Maximum: 50 percent of the
                                                            Subsequent Monthly Anniversary     cost of insurance Charge

CHILD RIDER CHARGE(5)                                       On the Certificate Date and Each   Maximum: $0.35 per month per
                                                            Subsequent Monthly Anniversary     $1,000 of net amount at risk

SPOUSE RIDER CHARGE(1)(5)                                   On the Certificate Date and Each   Maximum: $41.36 per month per
   MAXIMUM & MINIMUM CHARGE(7)                              Subsequent Monthly Anniversary     $1,000 of net amount at risk

                                                                                               Minimum: $0.03 per month per
                                                                                               $1000 of net amount at risk

   MAXIMUM & MINIMUM CHARGE FOR CERTIFICATES ISSUED         On the Certificate Date and Each   Maximum: $32.01 per month per
   PRIOR TO JANUARY 1, 2009 AND ALL FACE AMOUNT INCREASES   Subsequent Monthly Anniversary     $1,000 of net amount at risk
   ON SUCH CERTIFICATES

                                                                                               Minimum: $0.03 per month per
                                                                                               $1,000 of net amount at risk

CHARGE FOR A 45 YEAR OLD NON-SMOKING                        On the Certificate Date and Each   $0.11 per month per $1,000
   CERTIFICATEHOLDER(8)                                     Subsequent Monthly Anniversary     of net amount at risk

----------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843- 8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those policies.

(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

(6) The net amount at risk for a certificate month is the difference between the death benefit and the account value.

(7) The maximum charge in this row applies to certificates issued on or after January 1, 2009.

(8)  For certificates issued both before and after January 1, 2009.


     For information concerning compensation paid for the sale of the group contract and certificates, see the "Distribution of Certificates" section of the prospectus.


     The next table describes the range of total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. Expenses of the Portfolios may be higher or lower in the future. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged by any of the Funds for its Portfolios for the fiscal year ended December 31, 2011. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund.


                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING MANAGEMENT FEES,
                 DISTRIBUTION (12b-1) FEES AND OTHER EXPENSES)*


FEE DESCRIPTION                             MINIMUM   MAXIMUM
-----------------------------------------   -------   -------
Total Annual Portfolio Operating Expenses    0.48%     1.36%


----------
* The range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. Under certain circumstances the Funds may charge a redemption fee for certain market timing or frequent trading activity. For more detailed information about the fee and expense charges, fee waivers (if applicable), redemption fee (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY


     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York), the District of Columbia, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.


MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. The separate account meets the definition of a "separate account" under the federal securities laws.

     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

     The separate account is divided into sub-accounts, each of which currently invests in one of the Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.


     The separate account currently invests in the Portfolios of Securian Funds Trust, Ivy Funds VIP, Lord Abbett, MFS, MFS II, Oppenheimer, Pioneer and Van Eck. The Fund Portfolio prospectuses accompany this prospectus. For additional copies please call us at 1-800-843-8358. You should read each prospectus carefully before investing in the certificate.


     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.

     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Below is a list of the Portfolios and their adviser and sub-adviser, if applicable.


FUND/PORTFOLIO                                                              INVESTMENT ADVISER          INVESTMENT SUB-ADVISER
------------------------------------------------------------------  ---------------------------------   ----------------------
SECURIAN FUNDS TRUST:
Advantus Money Market Fund*                                         Advantus Capital Management, Inc.
Advantus Bond Fund--Class 1 Shares                                  Advantus Capital Management, Inc.
Advantus Index 400 Mid-Cap Fund--Class 1 Shares                     Advantus Capital Management, Inc.
Advantus Index 500 Fund--Class 1 Shares                             Advantus Capital Management, Inc.
Advantus Mortgage Securities Fund--Class 1 Shares                   Advantus Capital Management, Inc.
Advantus Real Estate Securities Fund--Class 1 Shares                Advantus Capital Management, Inc.
Advantus Bond Fund--Class 2 Shares                                  Advantus Capital Management, Inc.
Advantus Index 400 Mid-Cap Fund--Class 2 Shares                     Advantus Capital Management, Inc.
Advantus Index 500 Fund--Class 2 Shares                             Advantus Capital Management, Inc.
Advantus Mortgage Securities Fund--Class 2 Shares                   Advantus Capital Management, Inc.
Advantus Real Estate Securities Fund--Class 2 Shares                Advantus Capital Management, Inc.
IVY FUNDS VARIABLE INSURANCE PORTFOLIOS:
Ivy Funds VIP International Core Equity                             Waddell & Reed Investment
   (Seeks long-term capital growth.)                                Management Company
Ivy Funds VIP Science and Technology                                Waddell & Reed Investment
   (Seeks long-term capital growth.)                                Management Company
LORD ABBETT SERIES FUND, INC.:
Mid Cap Stock Portfolio                                             Lord, Abbett & Co. LLC
   (Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.)
MFS(R) VARIABLE INSURANCE TRUST
MFS(R) Research Bond Series--Initial Class Shares                   Massachusetts Financial Services
   (Seeks total return with an emphasis on current income but       Company
   also considering capital appreciation.)

FUND/PORTFOLIO                                                              INVESTMENT ADVISER          INVESTMENT SUB-ADVISER
------------------------------------------------------------------  ---------------------------------   ----------------------
MFS(R) VARIABLE INSURANCE TRUST II
MFS(R) Emerging Markets Equity Portfolio--Initial Class Shares      Massachusetts Financial Services
   (Seeks capital appreciation.)                                    Company
OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Global Securities Fund/VA--Non-Service Shares           OppenheimerFunds, Inc.
   (Seeks long-term capital appreciation by investing a
   substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and
   special situations that are considered to have appreciation possibilities.)
Oppenheimer Main Street Small- & Mid-Cap Fund/VA--
   Non-Service Shares                                               OppenheimerFunds, Inc.
   (Seeks capital appreciation.)
PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio--Class I Shares                 Pioneer Investment Management, Inc.
   (Seeks capital appreciation by investing in a diversified
   portfolio of securities consisting primarily of common stocks.)
VAN ECK VIP TRUST:
Van Eck VIP Global Hard Assets Fund--Initial Class                  Van Eck Associates Corporation
   (Seeks long-term capital appreciation by investing primarily in "hard assets" securities.)

----------

* Although the Money Market Fund seeks to preserve a stable net asset value per share, it is possible to lose money by investing in the Money Market Fund. An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. In addition, because of expenses incurred by sub-accounts in the separate account, during extended periods of low interest rates, the yield of the sub-account that invests in the Money Market Fund may become extremely low and possibly negative.


     The above Portfolios were selected based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we considered during the selection process was whether the Portfolio's investment adviser or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Payments Made by Underlying Mutual Funds."

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CERTIFICATE CASH VALUE OF YOUR CERTIFICATE RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.

     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.

     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS

     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Proportional voting may result in a small number of certificate owners determining the outcome of a vote.

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT

     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.

     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION

     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

     GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

                                     CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES

     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).

     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES

     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.

     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.

     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.

     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. For policies and certificates issued prior to or on December 31, 2008, and all face amount increases on such policies and certificates, the guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table") (a maximum charge of $32.01 per month per

$1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)


     For group policies and certificates issued on and after January 1, 2009, the guaranteed rates are 200 percent of the maximum rates that could be charged based on 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Table") (a maximum charge of $41.36 per month per $1,000 of net amount at risk). The guaranteed rates are higher than 100 percent of the 2001 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 2001 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 2001 CSO Table.)


PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES

     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.

     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time.

FUND CHARGES

     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES

     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

               INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE

     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.

     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING

     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.

     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.

     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.

     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.

     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK

     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid or the net cash value of the certificate, if greater.

     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.

     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made for a refund, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE

     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below apply as of the date eligibility ends:

-    The group contract has terminated; or

- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The required minimum will never be higher than $250.

     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.

- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested, and the owner may choose any death benefit option offered by such policy forms. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.

- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.

     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the "Conversion Right to an Individual Policy" section of this prospectus.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

                              CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first monthly deduction. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.

     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS

     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE

     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.

     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.

     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.

     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent of the net premium. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


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

                        DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

     Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT

     The amount of the death benefit for Option A is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT

     The amount of the death benefit for Option B is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus

-    any monthly deductions taken under the certificate since the date of death;
     less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702. For a more detailed discussion of these two tests, please see the Statement of Additional Information.

CHANGE IN FACE AMOUNT

     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS

     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.

     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)

     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").

     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").

     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES

     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.

     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see the Statement of Additional Information for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:

- the net asset value of a Portfolio share held in the sub-account of the separate account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gains distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

- the net asset value of the Portfolio share held in the sub-account determined at the end of the preceding valuation period.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

                  SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or, at the option of the owner, can be applied to a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)

     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:

- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or

-    100 percent of the net cash value.

     The maximum will be identified in the certificate.

     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.

     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.

     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS

     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.

     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.

MARKET TIMING This policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your certificate can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term certificate owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this certificate if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for certificate owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by you or other certificate owners is or would be to the disadvantage of other certificate owners. Any new restriction that we would impose will apply to your certificate without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your certificate and, promptly upon request from an underlying portfolio, to provide certain information to the portfolio or its designee about your trading activities. You should read the Portfolio prospectuses for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:

-    the dollar amount of the transfer(s);

- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

-    the number of transfers in the previous calendar quarter;

- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your certificate will be permanent.

     In addition to our market timing procedures, the underlying portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the portfolios' policies and procedures, certificate owners and other persons with interests under the certificates should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide the portfolio promptly upon request certain information about the trading activity of individual certificate owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific certificate owners who violate the market timing policies established by the portfolios.

     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.

     In our sole discretion, we may revise our policies and procedures to detect and deter market timing and other frequent transfer activity at any time without prior notice.

GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.

     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account at any one time may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.

OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.

     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10 per transfer, may be imposed in the future.

     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.


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     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.

     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.

     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.

                                      LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.

     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST

     The interest rate charged on a certificate loan will be 8 percent per year.

     Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.

     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.

     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS

     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.


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

                             LAPSE AND REINSTATEMENT

LAPSE

     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT

     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.

     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.

     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS


     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction and can be found in the summary table on page 7.


ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.


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

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate


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

must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.

     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.

     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.

     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.

     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.

     You may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors.

     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.

- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.

- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.

     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

     Even if the death benefit under a certificate is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the death of the insured are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.


                               FEDERAL TAX STATUS

INTRODUCTION

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.


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TAXATION OF MINNESOTA LIFE AND THE MINNESOTA LIFE VARIABLE UNIVERSAL LIFE
ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code (the, "Code"). The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.


     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

     In calculating our corporation income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, for the purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

TAX STATUS OF CERTIFICATES

     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.

     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.


DIVERSIFICATION OF INVESTMENTS

     Diversification of investments Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the separate account to be "adequately diversified" in order for the certificate to be treated as a life insurance contract for federal income tax purposes. The separate account, through the fund portfolios, intends to comply with the diversification requirements prescribed in Regulations Section
1.817 -5, which affect how the portfolio's assets may be invested. Although the investment adviser of the Securian Funds Trust is an affiliate of ours, we do not control the Securian Funds Trust or the investments of its portfolios. Nonetheless, we believe that each portfolio of the Securian Funds Trust in which the separate account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire certificate could be disqualified as a life insurance contract under the Code due to the failure of the separate account to be deemed to be "adequately diversified."


OWNER CONTROL

     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets.

     In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.


     The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a certificate owner will not result in any certificate owner being treated as the owner of the assets of the separate account. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the separate account.


     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


     On the death of the insured, the death benefit provided by a certificate should generally be excludable from the gross income of the beneficiary as provided under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.


     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.


     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent penalty tax which is imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the date on which the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.


     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract.

     It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. When a material change occurs, appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.

     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits.

     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.

     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING

     To the extent that certificate distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect however, not to have tax withheld from distributions.


BUSINESS USES OF POLICY


     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.

OTHER TAXES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.

EMPLOYER-OWNED LIFE INSURANCE CONTRACTS


     The Pension Protection Act of 2006 added section 101(j) of the Code which provides that unless certain eligibility, notice and consent requirements are satisfied and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. The rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.


LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts (or certificates) issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

     Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

     If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.

SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of that date, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.


ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repealed the federal estate tax and replaced it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repealed the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. In December 2010, the EGTRRA provisions were extended for years after December 31, 2009. The extension of the EGTRRA provisions are applicable to 2010, 2011 and 2012 and are scheduled to expire on December 31, 2012. For decedents dying in 2010, the estate can elect either; 1) the estate tax regime as extended, or 2) the repealed estate tax provisions previously applicable. If the estate elects to apply the repealed estate tax provisions, they will be required to use the carryover basis income tax regime. For decedents dying in 2011 or 2012, the estate tax regime will apply.

     The complexity of EGTRRA, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


     It should be understood that the foregoing description of the federal income tax, gift and estate tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                          DISTRIBUTION OF CERTIFICATES

     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms") . Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.

     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

     Minnesota Life pays the costs of selling the group contract and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account. These payments decrease a fund's investment return.

     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the group contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the Separate Account.

     Owners, through their indirect investment in the funds, bear the costs of the investment advisory fees that mutual funds pay to their respective investment advisers. As described above, an investment adviser of a fund, or its affiliates, may make payments to Minnesota Life and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets.


     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. Several of the underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.


     Minnesota Life considers profitability when determining the charges in these group contract and certificates. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a certificate is held and the greater a certificate's investment return.

                                  OTHER MATTERS

LEGAL PROCEEDINGS

     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT

     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                       STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC, 20549-0102. You can also call the SEC at 1-202-551-8090.

     The table of contents for the Statement of Additional Information is as follows:

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Illustrations
Financial Statements

RULE 12h-7 REPRESENTATIONS

     Minnesota Life, as depositor of the Minnesota Life Variable Universal Life Account, is relying upon the requirements set forth in Rule 12h-7 under the Securities Exchange Act of 1934 (the "Securities Exchange Act") to the extent necessary to avoid being subject to periodic reporting obligations under the Securities Exchange Act.

Investment Company Act Number 811-8830

PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION



Item Number    Caption in Statement of Additional Information
    15.        Cover Page and Table of Contents

    16.        General Information and History

    17.        Services

    18.        Premiums

    19.        Additional Information About Operation of Contracts and Minnesota
               Life Variable Universal Life Account

    20.        Underwriters

    21.        Additional Information About Charges

    22.        Lapse and Reinstatement

    23.        Loans

    24.        Financial Statements

    25.        Illustrations

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)




                       STATEMENT OF ADDITIONAL INFORMATION

        THE DATE OF THIS DOCUMENT AND THE PROSPECTUS IS: May 1, 2012

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the current prospectus, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-843-8358, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus, group contract and certificates are incorporated into this Statement of Additional Information by reference.

Table of Contents

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Illustrations
Financial Statements

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York), the District of Columbia, Puerto Rico and Guam.

On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the separate account. The obligations to policy and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

The separate account currently invests in the Securian Funds Trust Fidelity(R) Variable Insurance Products Funds, Ivy Funds Variable Insurance Portfolios, Janus Aspen Series, Lord Abbett Series Fund, Inc., MFS(R) Variable Insurance Trust, MFS(R) Variable Insurance Trust II, Oppenheimer Variable Account Funds, Pioneer Variable Contracts Trust and Van Eck VIP Trust.

PREMIUMS

Premiums for the certificates will not be the same for all owners. Charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges (other than cost of insurance rates) for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. Generally, premium payments for certificates under group-sponsored insurance programs are regularly deducted by an employer from the certificate owner's paycheck. If an owner's insurance is continued following loss of the insured's eligibility under the group-sponsored insurance program (requirements for continuation are described in the certificate and prospectus), we will accept direct premium payments from the owner by check or electronic funds transfer from a checking or savings account. If an owner in such a situation elects to remit premiums by check, we will send a premium notice for the premium due to the owner's address on record. If an owner elects to remit premiums by electronic funds transfer, we will deduct the premium due from the checking or savings account monthly on the date specified by the owner.


ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Minnesota Life continues to oversee State Street's performance of these services.

CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured, whether sane or insane, dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.

If the insured is a citizen of Missouri, Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:

o        the monthly cost of insurance charges that were paid; and
o the monthly cost of insurance charges that should have been paid based on the insured's correct age.

The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.


EXPERIENCE CREDITS Each year we will determine if the certificate will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.

An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the face amount, and the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost. The report will be as of a date within two months of its mailing.

DEATH BENEFIT The Cash Value Accumulation Test requires that the death benefit be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the account value times a specified percentage. Each certificate will be tested when premiums are paid, at the end of each month and at death for compliance to the test chosen for that certificate. Under either test, if the death benefit is not greater than the applicable percentage of the account value, we will increase the face amount or return premium with interest to maintain compliance with IRC
Section 7702.
For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:


             Applicable Percentage     Applicable Percentage
 Attained   for certificates issued   for certificates issued on
   Age      before January 1, 2009     or after January 1, 2009

   35         432.4%                    512.3%
   45         310.2                     369.0
   55         226.9                     375.6
   65         171.8                     215.9
   75         137.5                     178.9

For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:


Attained   Applicable      Attained   Applicable      Attained   Applicable
  Age      Percentage        Age      Percentage        Age      Percentage
40 & below    250%            54         157%            68         117%
   41         243             55         150             69         116
   42         236             56         146             70         115
   43         229             57         142             71         113
   44         222             58         138             72         111
   45         215             59         134             73         109
   46         209             60         130             74         107
   47         203             61         128            75-90       105
   48         197             62         126             91         104
   49         191             63         124             92         103
   50         185             64         122             93         102
   51         178             65         120             94         101
   52         171             66         119             95         100
   53         164             67         118

Several factors that may influence the premium limit under the Guideline Premium/Cash Value Corridor Test include: the current and past face amounts of the certificate, the certificate year, the age at certificate issue, the age at any face amount change, and the underwriting class of the insured as well as the charges under the certificate. You may call us at (800) 843-8358, during our normal business hours of 8:00 a.m. to 4:45 p.m., Central time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. As you increase the amount of premium you pay, you may cause your certificate to become a modified endowment contract. (See "Federal Tax Status".)

UNDERWRITERS

The group contracts and certificates are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The contracts and certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.

The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware. Amounts paid by Minnesota Life to the underwriter for 2011, 2010 and 2009 were $591,801, $411,900, and $465,264, net respectively.

While Securian Financial does not receive any direct compensation from Minnesota Life when selling a Minnesota Life variable product, it is reimbursed by Minnesota Life for compliance related costs resulting from Securian's sales of Minnesota Life variable products. Securian Financial may also receive amounts from the Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, Securian Financial may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Funds which have a 12b-1 fee.

UNDERWRITING The group contracts will be offered and sold pursuant to our underwriting procedures, in accordance with state insurance laws. Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfaction of underwriting requirements.

When we receive a completed application or request for an increase in face amount we may require medical evidence of insurability to determine whether the applicant is insurable. If so, we will follow certain insurance underwriting (risk evaluation) procedures. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. We may also issue certificates that do not require medical evidence of insurability. Schedules for evidence of insurability requirements may be determined for each group-sponsored insurance program and are based on a variety of factors related to the group. In determining these schedules we will not discriminate unreasonably or unfairly against any person or class of persons.

ILLUSTRATIONS

To illustrate the operation of the certificate under various assumptions, we have prepared several tables along with additional explanatory text, that may be of assistance.

The following tables illustrate how the account value and death benefit of a certificate change with the investment experience of the sub-accounts of the separate account. The tables show how the account values and death benefit of a certificate issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the separate account were a uniform, gross, after-tax rate of 0 percent, 6 percent or 12 percent. The account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual certificate years.

The tables illustrate both a certificate issued to an insured, age 45 and to an insured, age 55, in a group-sponsored program. This assumes a $4.00 monthly administration charge, a 3 percent sales charge, a 2 percent premium tax charge, a 0.50 percent mortality and expense charge and a 0.25 percent OBRA expense charge. Cost of insurance charges used in the tables are either the guaranteed maximums or assumed levels as described in the following paragraph. If a particular certificate has different administration, mortality and expense risk charge, sales, tax, or cost of insurance charges, the account values and death benefits would vary from those shown in the tables. The account values and death benefits would also vary if premiums were paid in other amounts or at other than annual intervals, or account values were allocated differently among individual sub-accounts with varying rates of return. The illustrations of death benefits also vary between tables depending upon whether the level or variable type death benefits are illustrated.

The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges - - 1980 CSO" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate, which is 125 percent of the maximum allowed under the 1980 Commissioners Standard Ordinary ("1980 CSO") Mortality Table. The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges - - 2001 CSO" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate, which is 200 percent of the maximum allowed under the 2001 Commissioners Standard Ordinary ("2001 CSO") Mortality Table. A maximum sales charge of 5 percent is also used. The account value column in the tables with the heading "Using Assumed Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at an assumed level which is substantially less than the guaranteed rate. Actual cost of insurance charges for a certificate depend on a variety of factors as described in "Account Value Charges" section of the prospectus.

The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Universal Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations is at an annual rate of .50 percent. The investment expenses illustrated represent an average of the investment advisory fee charged for all Funds covered under the prospectus. The investment advisory fee for each Portfolio for the last fiscal year is shown under the heading "Fund Charges" in the prospectus. In addition to the deduction for the investment advisory fee, the illustrations also reflect a deduction for Portfolio costs and expenses for the last fiscal year, as illustrated under the heading "Fund Charges" in the prospectus. The average annual expense number used in the illustrations (0.93 percent) does not include waivers, reductions, and reimbursements. Gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.42 percent, 4.50 percent and 10.41 percent.

The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Universal Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now. To produce the account values and death benefits illustrated. Additionally, the hypothetical values shown in the tables assume that the policy for which values are illustrated is not deemed an individual policy under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") and therefore the values do not reflect the additional premium expense charge to cover Minnesota Life's increased OBRA related expenses in that situation (as described in "OBRA Expense Charge").

The tables illustrate the certificate values that would result based upon the investment rates of return if the premiums are paid on a monthly basis, and if no certificate loans have been made. The tables are also based on the assumptions that no partial surrenders have been made, that no transfer charges were incurred, that no optional riders have been requested and that no allocations have been made to the guaranteed account. The certificate values in the tables also may reflect an increase in the face amount of insurance to the minimum amount necessary to maintain the certificate's qualification as life insurance under Section 7702 of the Code.

Upon request, we will provide an illustration based on a proposed insured's age, face amount of insurance, premium amount and frequency of payment, and using the charges for the group-sponsored insurance program under which the individual would be insured. To request a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   NONTOBACCO
                      FACE AMOUNT OF INSURANCE - $600,000
                             ANNUAL PREMIUM - $10,800
                          (MONTHLY PREMIUM - $900)(1)

                   USING CURRENT COST OF INSURANCE CHARGES*

                                              -Assuming Hypothetical Investment Returns Of -
                                     0% Gross(2)              6% Gross(2)              12% Gross(2)
                                   (-1.42% Net)(3)          (4.50% Net)(3)            (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account       Death       Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)      Benefit     Value(4)      Benefit
------     ---     -------     ---------     -------     ---------    ---------   ---------     ----------
 1         46      10,800        8,760       600,000          9,041     600,000        9,318       600,000
 2         47      10,800       17,345       600,000         18,439     600,000       19,556       600,000
 3         48      10,800       25,691       600,000         28,140     600,000       30,741       600,000
 4         49      10,800       33,872       600,000         38,235     600,000       43,051       600,000
 5         50      10,800       41,892       600,000         48,744     600,000       56,611       600,000
 6         51      10,800       49,689       600,000         59,623     600,000       71,489       600,000
 7         52      10,800       57,204       600,000         70,829     600,000       87,770       600,000
 8         53      10,800       64,446       600,000         82,386     600,000      105,616       600,000
 9         54      10,800       71,358       600,000         94,258     600,000      125,149       600,000
10         55      10,800       77,888       600,000        106,408     600,000      146,515       600,000

15         60      10,800      103,209       600,000        170,492     600,000      288,131       600,000
20         65      10,800      114,489       600,000        241,075     600,000      521,629       625,954
25         70      10,800      108,648       600,000        322,005     600,000      906,367     1,042,322
30         75      10,800       48,070       600,000        406,208     600,000    1,521,827     1,597,918
35         80      10,800            0       600,000        499,441     600,000    2,514,629     2,640,360
40         85      10,800            0       600,000        641,121     673,177    4,046,986     4,249,335
45         90      10,800            0       600,000        812,257     852,870    6,348,684     6,666,119
50         95      10,800            0       600,000      1,021,878   1,032,097    9,992,813    10,092,741

(1) A premium payment of $900 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.190. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   NONTOBACCO
                       FACE AMOUNT OF INSURANCE - $600,000
                             ANNUAL PREMIUM - $10,800
                           (MONTHLY PREMIUM - $900)(1)

              USING MAXIMUM COST OF INSURANCE CHARGES - 1980 CSO

                                                  -Assuming Hypothetical Investment Returns Of -
                                     0% Gross(2)             6% Gross(2)                12% Gross(2)
                                   (-1.42% Net)(3)         (4.50% Net)(3)             (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death       Account         Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit     Value(4)       Benefit
------     ---     -------     ---------     -------     --------     -------    ----------     ---------
 1         46      10,800       7,408        600,000       7,647      600,000        7,881        600,000
 2         47      10,800      14,553        600,000      15,475      600,000       16,417        600,000
 3         48      10,800      21,419        600,000      23,478      600,000       25,665        600,000
 4         49      10,800      28,002        600,000      31,656      600,000       35,693        600,000
 5         50      10,800      34,287        600,000      40,003      600,000       46,576        600,000
 6         51      10,800      40,250        600,000      48,502      600,000       58,382        600,000
 7         52      10,800      45,866        600,000      57,133      600,000       71,191        600,000
 8         53      10,800      51,096        600,000      65,868      600,000       85,084        600,000
 9         54      10,800      55,899        600,000      74,671      600,000      100,148        600,000
10         55      10,800      60,250        600,000      83,526      600,000      116,508        600,000

15         60      10,800      74,155        600,000     127,835      600,000      223,456        600,000
20         65      10,800      69,303        600,000     168,133      600,000      395,674        600,000
25         70      10,800      30,204        600,000     193,304      600,000      689,615        793,057
30         75      10,800           0        600,000     179,668      600,000    1,165,153      1,223,410
35         80      10,800           0        600,000      52,917      600,000    1,935,072      2,031,826
40         85      10,800           0        600,000           0      600,000    3,129,561      3,286,039
45         90      10,800           0        600,000           0      600,000    4,920,125      5,166,132
50         95      10,800           0        600,000           0      600,000    7,766,244      7,843,906

(1) A premium payment of $900 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                 ISSUE AGE 45
                                    UNISEX
                                  NONTOBACCO
                     FACE AMOUNT OF INSURANCE - $600,000
                            ANNUAL PREMIUM - $10,800
                          (MONTHLY PREMIUM - $900)(1)

              USING MAXIMUM COST OF INSURANCE CHARGES - 2001 CSO

                                               -Assuming Hypothetical Investment Returns Of -
                                     0% Gross(2)            6% Gross(2)                12% Gross(2)
                                   (-1.42% Net)(3)        (4.50% Net)(3)             (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death       Account         Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit     Value(4)       Benefit
------     ---     -------     ---------     -------     --------     -------    ----------     ---------
 1         46      10,800       7,159        600,000       7,390      600,000             7,616   600,000
 2         47      10,800      13,990        600,000      14,879      600,000            15,788   600,000
 3         48      10,800      20,541        600,000      22,523      600,000            24,627   600,000
 4         49      10,800      26,836        600,000      30,348      600,000            34,230   600,000
 5         50      10,800      32,839        600,000      38,329      600,000            44,645   600,000
 6         51      10,800      38,504        600,000      46,425      600,000            55,915   600,000
 7         52      10,800      43,772        600,000      54,583      600,000            68,079   600,000
 8         53      10,800      48,580        600,000      62,743      600,000            81,182   600,000
 9         54      10,800      52,879        600,000      70,859      600,000            95,290   600,000
10         55      10,800      56,569        600,000      78,833      600,000           110,438   600,000

15         60      10,800      64,849        600,000     115,558      600,000           206,711   600,000
20         65      10,800      48,909        600,000     140,496      600,000           356,916   600,000
25         70      10,800           0        600,000     137,488      600,000           616,177   708,603
30         75      10,800           0        600,000      67,415      600,000         1,044,041 1,096,243
35         80      10,800           0        600,000           0      600,000         1,736,242 1,823,054
40         85      10,800           0        600,000           0      600,000         2,798,039 2,937,941
45         90      10,800           0        600,000           0      600,000         4,354,832 4,572,574
50         95      10,800           0        600,000           0      600,000         6,810,983 6,879,092

(1) A premium payment of $900 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           DEATH BENEFIT OPTION B
                                ISSUE AGE 45
                                   UNISEX
                                 NONTOBACCO
                    FACE AMOUNT OF INSURANCE - $600,000
                           ANNUAL PREMIUM - $10,800
                         (MONTHLY PREMIUM - $900)(1)

                 USING CURRENT COST OF INSURANCE CHARGES*

                                          -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)              6% Gross(2)              12% Gross(2)
                                  (-1.42% Net)(3)          (4.50% Net)(3)            (10.41% Net)(3)
End of     Att     Annual      Account        Death      Account       Death        Account       Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit       Value(4)     Benefit
------     ---     -------     ---------     --------    --------     --------     ----------     ---------
 1         46      10,800         8,749      608,749       9,030      609,030          9,307       609,307
 2         47      10,800        17,302      617,302      18,393      618,393         19,506       619,506
 3         48      10,800        25,591      625,591      28,028      628,028         30,615       630,615
 4         49      10,800        33,691      633,691      38,024      638,024         42,805       642,805
 5         50      10,800        41,605      641,605      48,394      648,394         56,188       656,188
 6         51      10,800        49,263      649,263      59,084      659,084         70,812       670,812
 7         52      10,800        56,598      656,598      70,033      670,033         86,730       686,730
 8         53      10,800        63,615      663,615      81,252      681,252        104,078       704,078
 9         54      10,800        70,246      670,246      92,681      692,681        122,927       722,927
10         55      10,800        76,426      676,426     104,256      704,256        143,359       743,359

15         60      10,800        98,455      698,455     161,981      761,981        272,835       872,835
20         65      10,800       103,108      703,108     215,589      815,589        464,157     1,064,157
25         70      10,800        87,120      687,120     258,968      858,968        751,133     1,351,133
30         75      10,800        12,010      612,010     245,097      845,097      1,145,457     1,745,457
35         80      10,800             0      600,000     104,523      704,523      1,649,905     2,249,905
40         85      10,800             0      600,000           0      600,000      2,236,451     2,836,451
45         90      10,800             0      600,000           0      600,000      2,902,507     3,502,507
50         95      10,800             0      600,000           0      600,000      3,550,591     4,150,591

(1) A premium payment of $900 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.190. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            DEATH BENEFIT OPTION B
                                 ISSUE AGE 45
                                    UNISEX
                                  NONTOBACCO
                     FACE AMOUNT OF INSURANCE - $600,000
                            ANNUAL PREMIUM - $10,800
                          (MONTHLY PREMIUM - $900)(1)

           USING MAXIMUM COST OF INSURANCE CHARGES - 1980 CSO

                                            -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)               6% Gross(2)              12% Gross(2)
                                 (-1.42% Net)(3)            (4.50% Net)(3)           (10.41% Net)(3)
End of     Att     Annual      Account        Death      Account       Death       Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     --------    --------     --------    ----------    ----------
 1         46      10,800       7,392        607,392       7,629      607,629       7,863         607,863
 2         47      10,800      14,485        614,485      15,402      615,402      16,339         616,339
 3         48      10,800      21,264        621,264      23,303      623,303      25,469         625,469
 4         49      10,800      27,718        627,718      31,324      631,324      35,307         635,307
 5         50      10,800      33,830        633,830      39,447      639,447      45,903         645,903
 6         51      10,800      39,569        639,569      47,640      647,640      57,297         657,297
 7         52      10,800      44,906        644,906      55,869      655,869      69,537         669,537
 8         53      10,800      49,795        649,795      64,085      664,085      82,655         682,655
 9         54      10,800      54,186        654,186      72,228      672,228      96,682         696,682
10         55      10,800      58,051        658,051      80,257      680,257     111,676         711,676

15         60      10,800      68,202        668,202     116,845      716,845     203,220         803,220
20         65      10,800      57,080        657,080     138,869      738,869     326,466         926,466
25         70      10,800      11,123        611,123     125,368      725,368     481,663       1,081,663
30         75      10,800           0        600,000      40,623      640,623     658,619       1,258,619
35         80      10,800           0        600,000           0      600,000     815,368       1,415,368
40         85      10,800           0        600,000           0      600,000     871,539       1,471,539
45         90      10,800           0        600,000           0      600,000     654,933       1,254,933
50         95      10,800           0        600,000           0      600,000           0         600,000

(1) A premium payment of $900 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                  NONTOBACCO
                      FACE AMOUNT OF INSURANCE - $600,000
                           ANNUAL PREMIUM - $10,800
                          (MONTHLY PREMIUM - $900)(1)

             USING MAXIMUM COST OF INSURANCE CHARGES - 2001 CSO

                                           -Assuming Hypothetical Investment Returns Of -
                                   0% Gross(2)               6% Gross(2)                12% Gross(2)
                                 (-1.42% Net)(3)           (4.50% Net)(3)             (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account       Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit       Value(4)      Benefit
------     ---     -------     ---------     -------     --------     --------     ---------     ---------
 1         46      10,800       7,142        607,142       7,371      607,371        7,597         607,597
 2         47      10,800      13,917        613,917      14,801      614,801       15,703         615,703
 3         48      10,800      20,375        620,375      22,336      622,336       24,418         624,418
 4         49      10,800      26,535        626,535      29,995      629,995       33,819         633,819
 5         50      10,800      32,356        632,356      37,741      637,741       43,933         643,933
 6         51      10,800      37,788        637,788      45,519      645,519       54,774         654,774
 7         52      10,800      42,764        642,764      53,254      653,254       66,340         666,340
 8         53      10,800      47,212        647,212      60,866      660,866       78,623         678,623
 9         54      10,800      51,076        651,076      68,282      668,282       91,631         691,631
10         55      10,800      54,241        654,241      75,367      675,367      105,309         705,309

15         60      10,800      58,503        658,503     103,700      703,700      184,697         784,697
20         65      10,800      36,543        636,543     109,321      709,321      281,017         881,017
25         70      10,800           0        600,000      69,848      669,848      385,472         985,472
30         75      10,800           0        600,000           0      600,000      473,517       1,073,517
35         80      10,800           0        600,000           0      600,000      473,192       1,073,192
40         85      10,800           0        600,000           0      600,000      221,089         821,089
45         90      10,800           0        600,000           0      600,000            0         600,000
50         95      10,800           0        600,000           0      600,000            0         600,000

(1) A premium payment of $900 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                      UNISEX
                                    NONTOBACCO
                       FACE AMOUNT OF INSURANCE - $600,000
                            ANNUAL PREMIUM - $18,000
                         (MONTHLY PREMIUM - $1,500)(1)

                   USING CURRENT COST OF INSURANCE CHARGES*

                                            -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)              6% Gross(2)               12% Gross(2)
                                 (-1.42% Net)(3)           (4.50% Net)(3)             (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
 1          56     18,000          13,559    600,000      13,995      600,000         14,424     600,000
 2          57     18,000          26,448    600,000      28,132      600,000         29,853     600,000
 3          58     18,000          38,764    600,000      42,515      600,000         46,501     600,000
 4          59     18,000          50,465    600,000      57,114      600,000         64,465     600,000
 5          60     18,000          61,512    600,000      71,903      600,000         83,865     600,000
 6          61     18,000          71,932    600,000      86,925      600,000        104,908     600,000
 7          62     18,000          81,687    600,000     102,165      600,000        127,772     600,000
 8          63     18,000          90,803    600,000     117,672      600,000        152,728     600,000
 9          64     18,000          99,301    600,000     133,501      600,000        180,087     600,000
10          65     18,000         107,143    600,000     149,653      600,000        210,156     600,000

15          70     18,000         135,819    600,000     236,562      600,000        417,305     600,000
20          75     18,000         116,100    600,000     318,925      600,000        774,677     813,411
25          80     18,000               0    600,000     387,024      600,000      1,356,498     1,424,322
30          85     18,000               0    600,000     430,135      600,000      2,257,244     2,370,106
35          90     18,000               0    600,000     430,730      600,000      3,613,680     3,794,364
40          95     18,000               0    600,000     147,171      600,000      5,761,267     5,818,880

(1) A premium payment of $1,500 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.470. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                    UNISEX
                                  NONTOBACCO
                      FACE AMOUNT OF INSURANCE - $600,000
                            ANNUAL PREMIUM - $18,000
                         (MONTHLY PREMIUM - $1,500)(1)

              USING MAXIMUM COST OF INSURANCE CHARGES - 1980 CSO

                                         -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)               6% Gross(2)             12% Gross(2)
                                  (-1.42% Net)(3)           (4.50% Net)(3)          (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
 1          56     18,000      10,802        600,000      11,150      600,000         11,492       600,000
 2          57     18,000      21,017        600,000      22,361      600,000         23,733       600,000
 3          58     18,000      30,631        600,000      33,620      600,000         36,798       600,000
 4          59     18,000      39,618        600,000      44,907      600,000         50,760       600,000
 5          60     18,000      47,923        600,000      56,171      600,000         65,681       600,000
 6          61     18,000      55,488        600,000      67,360      600,000         81,632       600,000
 7          62     18,000      62,236        600,000      78,402      600,000         98,687       600,000
 8          63     18,000      68,044        600,000      89,181      600,000        116,898       600,000
 9          64     18,000      72,794        600,000      99,589      600,000        136,349       600,000
10          65     18,000      76,379        600,000     109,526      600,000        157,172       600,000

15          70     18,000      72,964        600,000     148,892      600,000        290,389       600,000
20          75     18,000      10,003        600,000     151,502      600,000        516,038       600,000
25          80     18,000           0        600,000      46,949      600,000        933,054       979,707
30          85     18,000           0        600,000           0      600,000      1,585,279     1,664,543
35          90     18,000           0        600,000           0      600,000      2,566,640     2,694,972
40          95     18,000           0        600,000           0      600,000      4,126,239     4,167,501

(1) A premium payment of $1,500 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                    UNISEX
                                  NONTOBACCO
                      FACE AMOUNT OF INSURANCE - $600,000
                            ANNUAL PREMIUM - $18,000
                         (MONTHLY PREMIUM - $1,500)(1)

              USING MAXIMUM COST OF INSURANCE CHARGES - 2001 CSO

                                           -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)              6% Gross(2)              12% Gross(2)
                                  (-1.42% Net)(3)          (4.50% Net)(3)            (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
 1         56      18,000       9,863        600,000      10,180      600,000        10,493       600,000
 2         57      18,000      18,960        600,000      20,180      600,000        21,428       600,000
 3         58      18,000      27,329        600,000      30,029      600,000        32,901       600,000
 4         59      18,000      34,985        600,000      39,736      600,000        45,000       600,000
 5         60      18,000      41,851        600,000      49,220      600,000        57,733       600,000
 6         61      18,000      47,786        600,000      58,334      600,000        71,053       600,000
 7         62      18,000      52,619        600,000      66,898      600,000        84,893       600,000
 8         63      18,000      56,195        600,000      74,741      600,000        99,209       600,000
 9         64      18,000      58,414        600,000      81,746      600,000       114,033       600,000
10         65      18,000      59,201        600,000      87,821      600,000       129,445       600,000

15         70      18,000      38,246        600,000     100,171      600,000       220,207       600,000
20         75      18,000           0        600,000      49,404      600,000       349,755       600,000
25         80      18,000           0        600,000           0      600,000       590,991       620,540
30         85      18,000           0        600,000           0      600,000     1,037,650     1,089,532
35         90      18,000           0        600,000           0      600,000     1,697,746     1,782,633
40         95      18,000           0        600,000           0      600,000     2,738,892     2,766,281

(1) A premium payment of $1,500 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   NONTOBACCO
                      FACE AMOUNT OF INSURANCE - $600,000
                            ANNUAL PREMIUM - $18,000
                         (MONTHLY PREMIUM - $1,500)(1)

                   USING CURRENT COST OF INSURANCE CHARGES*

                                         -Assuming Hypothetical Investment Returns Of -
                                   0% Gross(2)               6% Gross(2)               12% Gross(2)
                                 (-1.42% Net)(3)           (4.50% Net)(3)            (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
 1         56      18,000       13,518       613,518      13,952      613,952      14,380         614,380
 2         57      18,000       26,273       626,273      27,942      627,942      29,648         629,648
 3         58      18,000       38,346       638,346      42,045      642,045      45,974         645,974
 4         59      18,000       49,676       649,676      56,191      656,191      63,392         663,392
 5         60      18,000       60,203       660,203      70,310      670,310      81,939         681,939
 6         61      18,000       69,936       669,936      84,399      684,399     101,732         701,732
 7         62      18,000       78,818       678,818      98,385      698,385     122,826         722,826
 8         63      18,000       86,859       686,859     112,262      712,262     145,357         745,357
 9         64      18,000       94,071       694,071     126,025      726,025     169,472         769,472
10         65      18,000      100,395       700,395     139,596      739,596     195,262         795,262

15         70      18,000      117,493       717,493     202,509      802,509     354,261         954,261
20         75      18,000       73,187       673,187     212,975      812,975     538,605       1,138,605
25         80      18,000            0       600,000     102,722      702,722     698,525       1,298,525
30         85      18,000            0       600,000           0      600,000     719,779       1,319,779
35         90      18,000            0       600,000           0      600,000     458,323       1,058,323
40         95      18,000            0       600,000           0      600,000           0         600,000

(1) A premium payment of $1,500 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.470. The cost of insurance charge will increase as the insured ages.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   NONTOBACCO
                      FACE AMOUNT OF INSURANCE - $600,000
                             ANNUAL PREMIUM - $18,000
                          (MONTHLY PREMIUM - $1,500)(1)

             USING MAXIMUM COST OF INSURANCE CHARGES - 1980 CSO

                                          -Assuming Hypothetical Investment Returns Of -
                                   0% Gross(2)                6% Gross(2)               12% Gross(2)
                                 (-1.42% Net)(3)            (4.50% Net)(3)            (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
 1         56      18,000      10,746        610,746      11,091      611,091      11,431       611,431
 2         57      18,000      20,789        620,789      22,113      622,113      23,466       623,466
 3         58      18,000      30,104        630,104      33,026      633,026      36,132       636,132
 4         59      18,000      38,651        638,651      43,773      643,773      49,439       649,439
 5         60      18,000      46,361        646,361      54,266      654,266      63,372       663,372
 6         61      18,000      53,163        653,163      64,405      664,405      77,904       677,904
 7         62      18,000      58,960        658,960      74,063      674,063      92,984       692,984
 8         63      18,000      63,610        663,610      83,056      683,056     108,501       708,501
 9         64      18,000      66,980        666,980      91,200      691,200     124,342       724,342
10         65      18,000      68,952        668,952      98,316      698,316     140,395       740,395

15         70      18,000      54,381        654,381     112,256      712,256     219,750       819,750
20         75      18,000           0        600,000      61,700      661,700     272,268       872,268
25         80      18,000           0        600,000           0      600,000     224,842       824,842
30         85      18,000           0        600,000           0      600,000           0       600,000
35         90      18,000           0        600,000           0      600,000           0       600,000
40         95      18,000           0        600,000           0      600,000           0       600,000

(1) A premium payment of $1,500 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                DEATH BENEFIT OPTION B
                                     ISSUE AGE 55
                                        UNISEX
                                      NONTOBACCO
                         FACE AMOUNT OF INSURANCE - $600,000
                               ANNUAL PREMIUM - $18,000
                            (MONTHLY PREMIUM - $1,500)(1)

               USING MAXIMUM COST OF INSURANCE CHARGES - 2001 CSO

                                         -Assuming Hypothetical Investment Returns Of -
                                    0% Gross(2)              6% Gross(2)              12% Gross(2)
                                  (-1.42% Net)(3)           (4.50% Net)(3)          (10.41% Net)(3)
End of     Att     Annual      Account       Death       Account      Death        Account        Death
Pol Yr     Age     Premium     Value(4)      Benefit     Value(4)     Benefit      Value(4)      Benefit
------     ---     -------     ---------     -------     --------     -------     ---------     ---------
 1         56      18,000       9,803        609,803     10,118       610,118      10,428       610,428
 2         57      18,000      18,716        618,716     19,916       619,916      21,143       621,143
 3         58      18,000      26,767        626,767     29,396       629,396      32,191       632,191
 4         59      18,000      33,961        633,961     38,534       638,534      43,598       643,598
 5         60      18,000      40,210        640,210     47,214       647,214      55,297       655,297
 6         61      18,000      45,355        645,355     55,236       655,236      67,134       667,134
 7         62      18,000      49,213        649,213     62,365       662,365      78,911       678,911
 8         63      18,000      51,615        651,615     68,370       668,370      90,425       690,425
 9         64      18,000      52,469        652,469     73,081       673,081     101,526       701,526
10         65      18,000      51,717        651,717     76,359       676,359     112,088       712,088

15         70      18,000      22,175        622,175     66,194       666,194     151,687       751,687
20         75      18,000           0        600,000          0       600,000     133,316       733,316
25         80      18,000           0        600,000          0       600,000           0       600,000
30         85      18,000           0        600,000          0       600,000           0       600,000
35         90      18,000           0        600,000          0       600,000           0       600,000
40         95      18,000           0        600,000          0       600,000           0       600,000

(1) A premium payment of $1,500 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no withdrawals have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Based upon the assumptions made in the illustrations, the account value is equal to the certificate surrender value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A CERTIFICATE OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A CERTIFICATE OWNER, AND THE INVESTMENT EXPERIENCE OF THE CERTIFICATE'S SUB-ACCOUNTS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY CERTIFICATE LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

FINANCIAL STATEMENTS

The consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company (the Company) and subsidiaries and the financial statements of the Minnesota Life Variable Universal Life Account included herein have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                              Financial Statements

                                December 31, 2011

     (With Report of Independent Registered Public Accounting Firm thereon)

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Minnesota Life Insurance Company and Policy Owners of Minnesota Life Variable Universal Life Account:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Minnesota Life Variable Universal Life Account (the Variable Account) as of December 31, 2011, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2011 were confirmed to us by the respective sub-account mutual fund or their transfer agents, or for Advantus Series Fund, Inc., verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts of Minnesota Life Individual Variable Universal Life Account as of December 31, 2011, the results of its operations for the year or period then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG

Minneapolis, Minnesota
March 30, 2012

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2011

                                                                            SEGREGATED SUB-ACCOUNTS
                                                        -------------------------------------------------------------
                                                                                 ADVANTUS    ADVANTUS     ADVANTUS
                                                         ADVANTUS    ADVANTUS     INDEX      MORTGAGE   INTERNATIONAL
                                                           BOND       MONEY        500      SECURITIES      BOND
                                                         CLASS 2      MARKET     CLASS 2      CLASS 2      CLASS 2
                                                        -----------  ---------  ----------  ----------  -------------
                        ASSETS
Investments in shares of Advantus Series Fund, Inc.:
   Bond Portfolio, 8,343,408 shares at net asset value
      of $1.87 per share (cost $13,672,191)             $15,568,674         --          --         --            --
   Money Market Portfolio, 4,545,215 shares at net
      asset value of $1.00 per share (cost $4,543,730)           --  4,543,401          --         --            --
   Index 500 Portfolio, 13,898,182 shares at net asset
      value of $4.43 per share (cost $53,339,942)                --         --  61,595,282         --            --
   Mortgage Securities Portfolio, 408,928 shares at
      net asset value of $1.68 per share
      (cost $619,417)                                            --         --          --    689,001            --
   International Bond Portfolio, 1,043,354 shares at
      net asset value of $2.10 per share
      (cost $1,919,492)                                          --         --          --         --     2,190,593
   Index 400 Mid-Cap Portfolio, 14,207,468 shares at
      net asset value of $2.11 per share
      (cost $24,878,835)                                         --         --          --         --            --
   Real Estate Securities Portfolio, 1,034,454 shares
      at net asset value of $2.60 per share
      (cost $2,056,838)                                          --         --          --         --            --
                                                        -----------  ---------  ----------    -------     ---------
                                                         15,568,674  4,543,401  61,595,282    689,001     2,190,593
Receivable from Minnesota Life for Policy purchase
   payments                                                  76,035         --     228,815      4,154            --
Receivable for investments sold                                  --     43,853          --         --         3,099
                                                        -----------  ---------  ----------    -------     ---------
            Total assets                                 15,644,709  4,587,254  61,824,097    693,155     2,193,692
                                                        -----------  ---------  ----------    -------     ---------

                    LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and
   expense charges                                               --     43,853          --         --         3,099
Payable for investments purchased                            76,035         --     228,815      4,154            --
                                                        -----------  ---------  ----------    -------     ---------
         Total liabilities                                   76,035     43,853     228,815      4,154         3,099
                                                        -----------  ---------  ----------    -------     ---------
         Net assets applicable to Policy owners         $15,568,674  4,543,401  61,595,282    689,001     2,190,593
                                                        ===========  =========  ==========    =======     =========

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity                    $15,568,674  4,543,401  61,595,282    689,001     2,190,593
                                                        ===========  =========  ==========    =======     =========

                                                        SEGREGATED SUB-ACCOUNTS
                                                        -----------------------
                                                         ADVANTUS    ADVANTUS
                                                        INDEX 400   REAL ESTATE
                                                         MID-CAP    SECURITIES
                                                         CLASS 2     CLASS 2
                                                        ----------  -----------
                        ASSETS
Investments in shares of Advantus Series Fund, Inc.:
   Bond Portfolio, 8,343,408 shares at net asset value
      of $1.87 per share (cost $13,672,191)                     --          --
   Money Market Portfolio, 4,545,215 shares at net
      asset value of $1.00 per share (cost $4,543,730)          --          --
   Index 500 Portfolio, 13,898,182 shares at net asset
      value of $4.43 per share (cost $53,339,942)               --          --
   Mortgage Securities Portfolio, 408,928 shares at
      net asset value of $1.68 per share
      (cost $619,417)                                           --          --
   International Bond Portfolio, 1,043,354 shares at
      net asset value of $2.10 per share
      (cost $1,919,492)                                         --          --
   Index 400 Mid-Cap Portfolio, 14,207,468 shares at
      net asset value of $2.11 per share
      (cost $24,878,835)                                29,958,010          --
   Real Estate Securities Portfolio, 1,034,454 shares
      at net asset value of $2.60 per share
      (cost $2,056,838)                                         --   2,692,644
                                                        ----------   ---------
                                                        29,958,010   2,692,644
Receivable from Minnesota Life for Policy purchase
   payments                                                 88,594      17,102
Receivable for investments sold                                 --          --
                                                        ----------   ---------
            Total assets                                30,046,604   2,709,746
                                                        ----------   ---------

                    LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and
   expense charges                                              --          --
Payable for investments purchased                           88,594      17,102
                                                        ----------   ---------
         Total liabilities                                  88,594      17,102
                                                        ----------   ---------
         Net assets applicable to Policy owners         29,958,010   2,692,644
                                                        ==========   =========

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity                    29,958,010   2,692,644
                                                        ==========   =========

See accompanying notes to financial statements.

                                                                         SEGREGATED SUB-ACCOUNTS
                                                        --------------------------------------------------------
                                                                      FIDELITY VIP
                                                        FIDELITY VIP    GROWTH &     FIDELITY VIP  FIDELITY VIP
                                                         CONTRAFUND      INCOME     EQUITY-INCOME   HIGH INCOME
                                                        -------------------------------------------------------
                        ASSETS
Investments in shares of the Fidelity Variable
   Insurance Products Fund:
   Contrafund Portfolio, 226,525 shares at net asset
      value of $23.02 per share (cost $4,572,017)         5,214,603           --             --             --
   Growth & Income Portfolio, 70,772 shares at net
      asset value of $12.59 per share (cost $835,393)            --      891,019             --             --
   Equity-Income Portfolio, 84,037 shares at net asset
      value of $18.69 per share (cost $1,544,677)                --           --      1,570,656             --
   High Income Portfolio, 216,340 shares at net asset
      value of $5.39 per share (cost $1,130,364)                 --           --             --      1,166,072
   Asset Manager Portfolio, 21,844 shares at net asset
      value of $13.80 per share (cost $301,257)                  --           --             --             --
   Asset Manager Growth Portfolio, 59,013 shares at
      net asset value of $13.35 per share
      (cost $745,811)                                            --           --             --             --
   Balanced Portfolio, 25,026 shares at net asset
      value of $14.63 per share (cost $371,617)                  --           --             --             --
                                                         ----------      -------      ---------      ---------
                                                          5,214,603      891,019      1,570,656      1,166,072
Receivable from Minnesota Life for Policy purchase
   payments                                                      --        1,586             --             --
Receivable for investments sold                               5,434           --         11,190          1,780
                                                         ----------      -------      ---------      ---------
         Total assets                                     5,220,037      892,605      1,581,846      1,167,852
                                                         ----------      -------      ---------      ---------

                      LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and
   expense charges                                            5,434           --         11,190          1,780
Payable for investments purchased                                --        1,586             --             --
                                                         ----------      -------      ---------      ---------
         Total liabilities                                    5,434        1,586         11,190          1,780
                                                         ----------      -------      ---------      ---------
         Net assets applicable to Policy owners          $5,214,603      891,019      1,570,656      1,166,072
                                                         ==========      =======      =========      =========

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity                     $5,214,603      891,019      1,570,656      1,166,072
                                                         ==========      =======      =========      =========

                                                                 SEGREGATED SUB-ACCOUNTS
                                                        ----------------------------------------
                                                                      FIDELITY VIP
                                                        FIDELITY VIP     ASSET
                                                            ASSET       MANAGER     FIDELITY VIP
                                                           MANAGER       GROWTH       BALANCED
                                                        ----------------------------------------
                        ASSETS
Investments in shares of the Fidelity Variable
   Insurance Products Fund:
   Contrafund Portfolio, 226,525 shares at net asset
      value of $23.02 per share (cost $4,572,017)               --            --           --
   Growth & Income Portfolio, 70,772 shares at net
      asset value of $12.59 per share (cost $835,393)           --            --           --
   Equity-Income Portfolio, 84,037 shares at net asset
      value of $18.69 per share (cost $1,544,677)               --            --           --
   High Income Portfolio, 216,340 shares at net asset
      value of $5.39 per share (cost $1,130,364)                --            --           --
   Asset Manager Portfolio, 21,844 shares at net asset
      value of $13.80 per share (cost $301,257)            301,441            --           --
   Asset Manager Growth Portfolio, 59,013 shares at
      net asset value of $13.35 per share
      (cost $745,811)                                           --       787,824           --
   Balanced Portfolio, 25,026 shares at net asset
      value of $14.63 per share (cost $371,617)                 --            --      366,135
                                                           -------       -------      -------
                                                           301,441       787,824      366,135
Receivable from Minnesota Life for Policy purchase
   payments                                                    517           425          139
Receivable for investments sold                                 --            --           --
                                                           -------       -------      -------
         Total assets                                      301,958       788,249      366,274
                                                           -------       -------      -------

                      LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and
   expense charges                                              --            --           --
Payable for investments purchased                              517           425          139
                                                           -------       -------      -------
         Total liabilities                                     517           425          139
                                                           -------       -------      -------
         Net assets applicable to Policy owners            301,441       787,824      366,135
                                                           =======       =======      =======

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity                       301,441       787,824      366,135
                                                           =======       =======      =======

See accompanying notes to financial statements.

                                                                           SEGREGATED SUB-ACCOUNTS
                                                        -------------------------------------------------------
                                                                       FIDELITY VIP                FIDELITY VIP
                                                        FIDELITY VIP      GROWTH     FIDELITY VIP   INVESTMENT
                                                           GROWTH     OPPORTUNITIES   INDEX 500     GRADE BOND
                                                        ------------  -------------  ------------  ------------
                        ASSETS
Investments in shares of the Fidelity Variable
   Insurance Products Fund:
   Growth Portfolio, 106,709 shares at net asset value
      of $36.89 per share (cost $3,347,029)               3,936,491            --             --           --
   Growth Opportunities Portfolio, 53,795 shares at
      net asset value of $18.30 per share
      (cost $896,952)                                            --       984,444             --           --
   Index 500 Portfolio, 13,980 shares at net asset
      value of $129.33 per share (cost $1,706,874)               --            --      1,808,015           --
   Investment Grade Bond Portfolio, 33,931 shares at
      net asset value of $12.97 per share
      (cost $441,218)                                            --            --             --      440,088
   Mid-Cap Fund, 138,782 shares at net asset value
      of $29.08 per share (cost $3,551,899)                      --            --             --           --
   Money Market Portfolio, 1,163,505 shares at net
      asset value of $1.00 per share (cost $1,163,505)           --            --             --           --
   Overseas Portfolio, 146,160 shares at net asset
      value of $13.63 per share (cost $2,036,406)                --            --             --           --
                                                         ----------     ---------      ---------      -------
                                                          3,936,491       984,444      1,808,015      440,088
Receivable from Minnesota Life for Policy purchase
   payments                                                   1,319         1,633            764          142
Receivable for investments sold                                  --            --             --           --
                                                         ----------     ---------      ---------      -------
         Total assets                                     3,937,810       986,077      1,808,779      440,230
                                                         ----------     ---------      ---------      -------

                      LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and
   expense charges                                               --            --             --           --
Payable for investments purchased                             1,319         1,633            764          142
                                                         ----------     ---------      ---------      -------
         Total liabilities                                    1,319         1,633            764          142
                                                         ----------     ---------      ---------      -------
         Net assets applicable to Policy owners          $3,936,491       984,444      1,808,015      440,088
                                                         ==========     =========      =========      =======

                      POLICY OWNERS' EQUITY
         Total Policy Owners' equity                     $3,936,491       984,444      1,808,015      440,088
                                                         ==========     =========      =========      =======

                                                                SEGREGATED SUB-ACCOUNTS
                                                        ----------------------------------------
                                                        FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                           MID-CAP    MONEY MARKET    OVERSEAS
                                                        ------------  ------------  ------------
                        ASSETS
Investments in shares of the Fidelity Variable
   Insurance Products Fund:
   Growth Portfolio, 106,709 shares at net asset value
      of $36.89 per share (cost $3,347,029)                      --            --           --
   Growth Opportunities Portfolio, 53,795 shares at
      net asset value of $18.30 per share
      (cost $896,952)                                            --            --           --
   Index 500 Portfolio, 13,980 shares at net asset
      value of $129.33 per share (cost $1,706,874)               --            --           --
   Investment Grade Bond Portfolio, 33,931 shares at
      net asset value of $12.97 per share
      (cost $441,218)                                            --            --           --
   Mid-Cap Fund, 138,782 shares at net asset value
      of $29.08 per share (cost $3,551,899)               4,035,782            --           --
   Money Market Portfolio, 1,163,505 shares at net
      asset value of $1.00 per share (cost $1,163,505)           --     1,163,505           --
   Overseas Portfolio, 146,160 shares at net asset
      value of $13.63 per share (cost $2,036,406)                --            --    1,992,156
                                                          ---------     ---------    ---------
                                                          4,035,782     1,163,505    1,992,156
Receivable from Minnesota Life for Policy purchase
   payments                                                   1,648         1,058          954
Receivable for investments sold                                  --            --           --
                                                          ---------     ---------    ---------
         Total assets                                     4,037,430     1,164,563    1,993,110
                                                          ---------     ---------    ---------

                      LIABILITIES
Payable to Minnesota Life for Policy terminations,
   withdrawal payments and mortality and
   expense charges                                               --            --           --
Payable for investments purchased                             1,648         1,058          954
                                                          ---------     ---------    ---------
         Total liabilities                                    1,648         1,058          954
                                                          ---------     ---------    ---------
         Net assets applicable to Policy owners           4,035,782     1,163,505    1,992,156
                                                          =========     =========    =========

                      POLICY OWNERS' EQUITY
         Total Policy Owners' equity                      4,035,782     1,163,505    1,992,156
                                                          =========     =========    =========

See accompanying notes to financial statements.

                                                                                           SEGREGATED SUB-ACCOUNTS
                                                                         ---------------------------------------------------------
                                                                         FIDELITY VIP    FIDELITY VIP                 FIDELITY VIP
                                                                          AGGRESSIVE   DYNAMIC CAPITAL  FIDELITY VIP      VALUE
                                                                            GROWTH       APPRECIATION      VALUE        STRATEGY
                                                                         ------------  ---------------  ------------  ------------
                              ASSETS
Investments in shares of the Fidelity Variable Insurance Products Fund:
   Aggressive Growth Portfolio, 14,526 shares at net asset value
      of $8.20 per share (cost $123,290)                                    119,114              --            --             --
   Dynamic Capital Appreciation Portfolio, 24,891 shares at net asset
      value of $8.22 per share (cost $177,384)                                   --         204,601            --             --
   Value Portfolio, 7,170 shares at net asset value
      of $10.60 per share (cost $76,714)                                         --              --        76,000             --
   Value Strategy Portfolio, 16,250 shares at net asset value
      of $8.78 per share (cost $140,605)                                         --              --            --        142,678
   Growth Stock Portfolio, 2,213 shares at net asset value
      of $13.64 per share (cost $31,638)                                         --              --            --             --
   Real Estate Portfolio, 15,921 shares at net asset value
      of $15.02 per share (cost $207,713)                                        --              --            --             --
   Strategic Income Portfolio, 19,080 shares at net asset value
      of $11.15 per share (cost $224,757)                                        --              --            --             --
                                                                           --------         -------        ------        -------
                                                                            119,114         204,601        76,000        142,678
Receivable from Minnesota Life for Policy purchase payments                     101              26             9            179
Receivable for investments sold                                                  --              --            --             --
                                                                           --------         -------        ------        -------
         Total assets                                                       119,215         204,627        76,009        142,857
                                                                           --------         -------        ------        -------

                      LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal
   payments and mortality and expense charges                                    --              --            --             --
Payable for investments purchased                                               101              26             9            179
                                                                           --------         -------        ------        -------
         Total liabilities                                                      101              26             9            179
                                                                           --------         -------        ------        -------
         Net assets applicable to Policy owners                            $119,114         204,601        76,000        142,678
                                                                           ========         =======        ======        =======

                      POLICY OWNERS' EQUITY
         Total Policy Owners' equity                                       $119,114         204,601        76,000        142,678
                                                                           ========         =======        ======        =======

                                                                                   SEGREGATED SUB-ACCOUNTS
                                                                         ----------------------------------------
                                                                         FIDELITY VIP                FIDELITY VIP
                                                                            GROWTH     FIDELITY VIP   STRATEGIC
                                                                             STOCK     REAL ESTATE      INCOME
                                                                         ------------  ------------  ------------
                              ASSETS
Investments in shares of the Fidelity Variable Insurance Products Fund:
   Aggressive Growth Portfolio, 14,526 shares at net asset value
      of $8.20 per share (cost $123,290)                                        --             --            --
   Dynamic Capital Appreciation Portfolio, 24,891 shares at net asset
      value of $8.22 per share (cost $177,384)                                  --             --            --
   Value Portfolio, 7,170 shares at net asset value
      of $10.60 per share (cost $76,714)                                        --             --            --
   Value Strategy Portfolio, 16,250 shares at net asset value
      of $8.78 per share (cost $140,605)                                        --             --            --
   Growth Stock Portfolio, 2,213 shares at net asset value
      of $13.64 per share (cost $31,638)                                    30,179             --            --
   Real Estate Portfolio, 15,921 shares at net asset value
      of $15.02 per share (cost $207,713)                                       --        239,137            --
   Strategic Income Portfolio, 19,080 shares at net asset value
      of $11.15 per share (cost $224,757)                                       --             --       212,742
                                                                            ------        -------       -------
                                                                            30,179        239,137       212,742
Receivable from Minnesota Life for Policy purchase payments                      8             42            --
Receivable for investments sold                                                 --             --             1
                                                                            ------        -------       -------
         Total assets                                                       30,187        239,179       212,743
                                                                            ------        -------       -------

                      LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal
   payments and mortality and expense charges                                   --             --             1
Payable for investments purchased                                                8             42            --
                                                                            ------        -------       -------
         Total liabilities                                                       8             42             1
                                                                            ------        -------       -------
         Net assets applicable to Policy owners                             30,179        239,137       212,742
                                                                            ======        =======       =======

                      POLICY OWNERS' EQUITY
         Total Policy Owners' equity                                        30,179        239,137       212,742
                                                                            ======        =======       =======

See accompanying notes to financial statements.

                                                                                         SEGREGATED SUB-ACCOUNTS
                                                                         -------------------------------------------------------
                                                                         FIDELITY VIP
                                                                         INTL CAPITAL   FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                         APPRECIATION  VALUE LEADERS  FREEDOM 2010  FREEDOM 2015
                                                                         ------------  -------------  ------------  ------------
                              ASSETS
Investments in shares of the Fidelity Variable Insurance Products Fund:
   Intl Capital Appreciation Portfolio, 20,276 shares at net asset
      value of $8.42 per share (cost $180,161)                              170,728           --             --            --
   Value Leaders Portfolio, 690 shares at net asset value
      of $9.26 per share (cost $6,871)                                           --        6,393             --            --
   Freedom 2010 Portfolio, 1,369 shares at net asset value
      of $10.31 per share (cost $14,655)                                         --           --         14,116            --
   Freedom 2015 Portfolio, 1,020 shares at net asset value
      of $10.38 per share (cost $10,894)                                         --           --             --        10,585
   Freedom 2020 Portfolio, 5,484 shares at net asset value
      of $10.21 per share (cost $59,451)                                         --           --             --            --
   Freedom 2025 Portfolio, 2,026 shares at net asset value
      of $10.02 per share (cost $21,193)                                         --           --             --            --
   Freedom 2030 Portfolio, 11,992 shares at net asset value
      of $9.70 per share (cost $118,299)                                         --           --             --            --
                                                                           --------        -----         ------        ------
                                                                            170,728        6,393         14,116        10,585
Receivable from Minnesota Life for Policy purchase payments                      --           --             --            --
Receivable for investments sold                                                   5           --             --            --
                                                                           --------        -----         ------        ------
         Total assets                                                       170,733        6,393         14,116        10,585
                                                                           --------        -----         ------        ------

                              LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal payments
   and mortality and expense charges                                              5           --             --            --
Payable for investments purchased                                                --           --             --            --
                                                                           --------        -----         ------        ------
         Total liabilities                                                        5           --             --            --
                                                                           --------        -----         ------        ------
         Net assets applicable to Policy owners                            $170,728        6,393         14,116        10,585
                                                                           ========        =====         ======        ======

                      POLICY OWNERS' EQUITY
         Total Policy Owners' equity                                       $170,728        6,393         14,116        10,585
                                                                           ========        =====         ======        ======

                                                                                  SEGREGATED SUB-ACCOUNTS
                                                                         ----------------------------------------
                                                                         FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                         FREEDOM 2020  FREEDOM 2025  FREEDOM 2030
                                                                         ------------  ------------  ------------
                              ASSETS
Investments in shares of the Fidelity Variable Insurance Products Fund:
   Intl Capital Appreciation Portfolio, 20,276 shares at net asset
      value of $8.42 per share (cost $180,161)                                  --            --             --
   Value Leaders Portfolio, 690 shares at net asset value
      of $9.26 per share (cost $6,871)                                          --            --             --
   Freedom 2010 Portfolio, 1,369 shares at net asset value
      of $10.31 per share (cost $14,655)                                        --            --             --
   Freedom 2015 Portfolio, 1,020 shares at net asset value
      of $10.38 per share (cost $10,894)                                        --            --             --
   Freedom 2020 Portfolio, 5,484 shares at net asset value
      of $10.21 per share (cost $59,451)                                    55,994            --             --
   Freedom 2025 Portfolio, 2,026 shares at net asset value
      of $10.02 per share (cost $21,193)                                        --        20,301             --
   Freedom 2030 Portfolio, 11,992 shares at net asset value
      of $9.70 per share (cost $118,299)                                        --            --        116,321
                                                                            ------        ------        -------
                                                                            55,994        20,301        116,321
Receivable from Minnesota Life for Policy purchase payments                     --             2             61
Receivable for investments sold                                                  2            --             --
                                                                            ------        ------        -------
         Total assets                                                       55,996        20,303        116,382
                                                                            ------        ------        -------

                              LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal payments
   and mortality and expense charges                                             2            --             --
Payable for investments purchased                                               --             2             61
                                                                            ------        ------        -------
         Total liabilities                                                       2             2             61
                                                                            ------        ------        -------
         Net assets applicable to Policy owners                             55,994        20,301        116,321
                                                                            ======        ======        =======

                      POLICY OWNERS' EQUITY
         Total Policy Owners' equity                                        55,994        20,301        116,321
                                                                            ======        ======        =======

See accompanying notes to financial statements.

                                                                                         SEGREGATED SUB-ACCOUNTS
                                                                         ------------------------------------------------------
                                                                         FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                           FREEDOM     DISCIPLINED     EMERGING    FIDELITY VIP
                                                                            INCOME       SMALL CAP      MARKETS    FREEDOM 2035
                                                                         ------------  ------------  ------------  ------------
                              ASSETS
Investments in shares of the Fidelity Variable Insurance Products Fund:
   Freedom Income Portfolio, 1,002 shares at net asset value
      of $10.21 per share (cost $10,186)                                    10,233           --             --           --
   Disciplined Small Cap Portfolio, 5,410 shares at net asset value
      of $10.94 per share (cost $55,793)                                         --       59,184             --           --
   Emerging Markets, 21,131 shares at net asset value
      of $7.74 per share (cost $188,421)                                         --           --        163,555           --
   Freedom 2035 Portfolio, 714 shares at net asset value
      of $13.82 per share (cost $10,197)                                         --           --             --        9,872
   Freedom 2040 Portfolio, 1,067 shares at net asset value
      of $13.16 per share (cost $14,906)                                         --           --             --           --
   Freedom 2045 Portfolio, 457 shares at net asset value
      of $13.38 per share (cost $5,968)                                          --           --             --           --
   Freedom 2050 Portfolio, 1,769 shares at net asset value
      of $13.34 per share (cost $24,411)                                         --           --             --           --
                                                                            -------       ------        -------        -----
                                                                             10,233       59,184        163,555        9,872
Receivable from Minnesota Life for Policy purchase payments                      --           --             22           --
Receivable for investments sold                                                  --            2             --           --
                                                                            -------       ------        -------        -----
         Total assets                                                        10,233       59,186        163,577        9,872
                                                                            -------       ------        -------        -----

                              LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal payments
   and mortality and expense charges                                             --            2             --           --
Payable for investments purchased                                                --           --             22           --
                                                                            -------       ------        -------        -----
         Total liabilities                                                       --            2             22           --
                                                                            -------       ------        -------        -----
         Net assets applicable to Policy owners                             $10,233       59,184        163,555        9,872
                                                                            =======       ======        =======        =====

                      POLICY OWNERS' EQUITY
         Total Policy Owners' equity                                        $10,233       59,184        163,555        9,872
                                                                            =======       ======        =======        =====

                                                                                  SEGREGATED SUB-ACCOUNTS
                                                                         ----------------------------------------
                                                                         FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                         FREEDOM 2040  FREEDOM 2045  FREEDOM 2050
                                                                         ------------  ------------  ------------
                              ASSETS
Investments in shares of the Fidelity Variable Insurance Products Fund:
   Freedom Income Portfolio, 1,002 shares at net asset value
      of $10.21 per share (cost $10,186)                                        --           --             --
   Disciplined Small Cap Portfolio, 5,410 shares at net asset value
      of $10.94 per share (cost $55,793)                                        --           --             --
   Emerging Markets, 21,131 shares at net asset value
      of $7.74 per share (cost $188,421)                                        --           --             --
   Freedom 2035 Portfolio, 714 shares at net asset value
      of $13.82 per share (cost $10,197)                                        --           --             --
   Freedom 2040 Portfolio, 1,067 shares at net asset value
      of $13.16 per share (cost $14,906)                                    14,046           --             --
   Freedom 2045 Portfolio, 457 shares at net asset value
      of $13.38 per share (cost $5,968)                                         --        6,116             --
   Freedom 2050 Portfolio, 1,769 shares at net asset value
      of $13.34 per share (cost $24,411)                                        --           --         23,596
                                                                            ------        -----         ------
                                                                            14,046        6,116         23,596
Receivable from Minnesota Life for Policy purchase payments                     --           --             --
Receivable for investments sold                                                 --           --              1
                                                                            ------        -----         ------
         Total assets                                                       14,046        6,116         23,597
                                                                            ------        -----         ------

                              LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal payments
   and mortality and expense charges                                            --           --              1
Payable for investments purchased                                               --           --             --
                                                                            ------        -----         ------
         Total liabilities                                                      --           --              1
                                                                            ------        -----         ------
         Net assets applicable to Policy owners                             14,046        6,116         23,596
                                                                            ======        =====         ======

                      POLICY OWNERS' EQUITY
         Total Policy Owners' equity                                        14,046        6,116         23,596
                                                                            ======        =====         ======

See accompanying notes to financial statements.

                                                                                         SEGREGATED SUB-ACCOUNTS
                                                                         ------------------------------------------------------
                                                                         FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                            FUNDS         FUNDS         FUNDS          FUNDS
                                                                         MANAGER 20%   MANAGER 50%   MANAGER 60%    MANAGER 70%
                                                                         ------------  ------------  ------------  ------------
                              ASSETS
Investments in shares of the Fidelity Variable Insurance Products Fund:
   Funds Manager 20% Portfolio, 418 shares at net asset value
      of $10.68 per share (cost $4,478)                                      4,463            --            --            --
   Funds Manager 50% Portfolio, 800 shares at net asset value
      of $9.78 per share (cost $7,656)                                          --         7,822            --            --
   Funds Manager 60% Portfolio, 797 shares at net asset value
      of $9.53 per share (cost $7,350)                                          --            --         7,595            --
   Funds Manager 70% Portfolio, 1,117 shares at net asset value
      of $9.04 per share (cost $9,745)                                          --            --            --        10,098
   Funds Manager 85% Portfolio, 21,351 shares at net asset value
      of $8.57 per share (cost $167,304)                                        --            --            --            --
Investments in shares of the Janus Aspen Series:
   Aspen Forty Portfolio, 4,038 shares at net asset value
      of $32.71 per share (cost $125,718)                                       --            --            --            --
   Aspen International Growth Portfolio, 54,682 shares at net asset
      value of $37.42 per share (cost $2,529,412)                               --            --            --            --
                                                                            ------         -----         -----        ------
                                                                             4,463         7,822         7,595        10,098
Receivable from Minnesota Life for Policy purchase payments                     --            --            --            --
Receivable for investments sold                                                 --            --            --            --
                                                                            ------         -----         -----        ------
         Total assets                                                        4,463         7,822         7,595        10,098
                                                                            ------         -----         -----        ------

                              LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal payments
   and mortality and expense charges                                            --            --            --            --
Payable for investments purchased                                               --            --            --            --
                                                                            ------         -----         -----        ------
         Total liabilities                                                      --            --            --            --
                                                                            ------         -----         -----        ------
         Net assets applicable to Policy owners                             $4,463         7,822         7,595        10,098
                                                                            ======         =====         =====        ======

                      POLICY OWNERS' EQUITY
         Total Policy Owners' equity                                        $4,463         7,822         7,595        10,098
                                                                            ======         =====         =====        ======

                                                                              SEGREGATED SUB-ACCOUNTS
                                                                         --------------------------------
                                                                         FIDELITY VIP   JANUS     JANUS
                                                                             FUNDS      ASPEN     ASPEN
                                                                          MANAGER 85%   FORTY    OVERSEAS
                                                                         ------------  -------  ---------
                              ASSETS
Investments in shares of the Fidelity Variable Insurance Products Fund:
   Funds Manager 20% Portfolio, 418 shares at net asset value
      of $10.68 per share (cost $4,478)                                          --         --         --
   Funds Manager 50% Portfolio, 800 shares at net asset value
      of $9.78 per share (cost $7,656)                                           --         --         --
   Funds Manager 60% Portfolio, 797 shares at net asset value
      of $9.53 per share (cost $7,350)                                           --         --         --
   Funds Manager 70% Portfolio, 1,117 shares at net asset value
      of $9.04 per share (cost $9,745)                                           --         --         --
   Funds Manager 85% Portfolio, 21,351 shares at net asset value
      of $8.57 per share (cost $167,304)                                    182,975         --         --
Investments in shares of the Janus Aspen Series:
   Aspen Forty Portfolio, 4,038 shares at net asset value
      of $32.71 per share (cost $125,718)                                        --    132,087         --
   Aspen International Growth Portfolio, 54,682 shares at net asset
      value of $37.42 per share (cost $2,529,412)                                --         --  2,046,216
                                                                            -------    -------  ---------
                                                                            182,975    132,087  2,046,216
Receivable from Minnesota Life for Policy purchase payments                      --         --         --
Receivable for investments sold                                                   5      1,966     14,445
                                                                            -------    -------  ---------
         Total assets                                                       182,980    134,053  2,060,661
                                                                            -------    -------  ---------

                              LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal payments
   and mortality and expense charges                                              5      1,966     14,445
Payable for investments purchased                                                --         --         --
                                                                            -------    -------  ---------
         Total liabilities                                                        5      1,966     14,445
                                                                            -------    -------  ---------
         Net assets applicable to Policy owners                             182,975    132,087  2,046,216
                                                                            =======    =======  =========

                      POLICY OWNERS' EQUITY
         Total Policy Owners' equity                                        182,975    132,087  2,046,216
                                                                            =======    =======  =========

See accompanying notes to financial statements.

                                                                                SEGREGATED SUB-ACCOUNTS
                                                                 --------------------------------------------------------
                                                                 LORD ABBETT                                IVY FUNDS VIP
                                                                   MID-CAP    IVY FUNDS VIP  IVY FUNDS VIP  INTERNATIONAL
                                                                    VALUE        BALANCED        GROWTH         VALUE
                                                                 -----------  -------------  -------------  -------------
                              ASSETS
Investments in shares of the Lord Abbett Funds, Inc.:
   Mid-Cap Value Portfolio, 170,028 shares at net asset value
      of $15.86 per share (cost $2,353,234)                        2,696,639           --             --             --
Investments in shares of the Ivy Funds VIP Target Funds, Inc.:
   Balanced Portfolio, 233,341 shares at net asset value
      of $9.01 per share (cost $1,930,303)                                --    2,103,523             --             --
   Growth Portfolio, 156,646 shares at net asset value
      of $10.19 per share (cost $1,848,594)                               --           --      1,596,367             --
   International Value Portfolio, 271,376 shares at net asset
      value of $14.67 per share (cost $3,972,670)                         --           --             --      3,981,544
   Small Cap Growth Portfolio, 72,266 shares at net asset value
      of $9.34 per share (cost $754,541)                                  --           --             --             --
   Value Portfolio, 35,498 shares at net asset value
      of $5.57 per share (cost $183,082)                                  --           --             --             --
   Micro-Cap Growth Portfolio, 5,907 shares at net asset value
      of $20.56 per share (cost $102,507)                                 --           --             --             --
                                                                  ----------    ---------      ---------      ---------
                                                                   2,696,639    2,103,523      1,596,367      3,981,544
Receivable from Minnesota Life for Policy purchase payments          108,984       35,414             --             --
Receivable for investments sold                                           --           --         19,823         12,420
                                                                  ----------    ---------      ---------      ---------
         Total assets                                              2,805,623    2,138,937      1,616,190      3,993,964
                                                                  ----------    ---------      ---------      ---------

                         LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal
   payments and mortality and expense charges                             --           --         19,823         12,420
Payable for investments purchased                                    108,984       35,414             --             --
                                                                  ----------    ---------      ---------      ---------
         Total liabilities                                           108,984       35,414         19,823         12,420
                                                                  ----------    ---------      ---------      ---------
         Net assets applicable to Policy owners                   $2,696,639    2,103,523      1,596,367      3,981,544
                                                                  ==========    =========      =========      =========

                    POLICY OWNERS' EQUITY
         Total Policy Owners' equity                              $2,696,639    2,103,523      1,596,367      3,981,544
                                                                  ==========    =========      =========      =========

                                                                           SEGREGATED SUB-ACCOUNTS
                                                                 -------------------------------------------
                                                                 IVY FUNDS VIP                 IVY FUNDS VIP
                                                                   SMALL CAP    IVY FUNDS VIP    MICRO-CAP
                                                                    GROWTH          VALUE          GROWTH
                                                                 -------------  -------------  -------------
                              ASSETS
Investments in shares of the Lord Abbett Funds, Inc.:
   Mid-Cap Value Portfolio, 170,028 shares at net asset value
      of $15.86 per share (cost $2,353,234)                              --             --             --
Investments in shares of the Ivy Funds VIP Target Funds, Inc.:
   Balanced Portfolio, 233,341 shares at net asset value
      of $9.01 per share (cost $1,930,303)                               --             --             --
   Growth Portfolio, 156,646 shares at net asset value
      of $10.19 per share (cost $1,848,594)                              --             --             --
   International Value Portfolio, 271,376 shares at net asset
      value of $14.67 per share (cost $3,972,670)                        --             --             --
   Small Cap Growth Portfolio, 72,266 shares at net asset value
      of $9.34 per share (cost $754,541)                            675,078             --             --
   Value Portfolio, 35,498 shares at net asset value
      of $5.57 per share (cost $183,082)                                 --        197,760             --
   Micro-Cap Growth Portfolio, 5,907 shares at net asset value
      of $20.56 per share (cost $102,507)                                --             --        121,464
                                                                    -------        -------        -------
                                                                    675,078        197,760        121,464
Receivable from Minnesota Life for Policy purchase payments              --             --             --
Receivable for investments sold                                       4,912          3,229          1,420
                                                                    -------        -------        -------
         Total assets                                               679,990        200,989        122,884
                                                                    -------        -------        -------

                         LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal
   payments and mortality and expense charges                         4,912          3,229          1,420
Payable for investments purchased                                        --             --             --
                                                                    -------        -------        -------
         Total liabilities                                            4,912          3,229          1,420
                                                                    -------        -------        -------
         Net assets applicable to Policy owners                     675,078        197,760        121,464
                                                                    =======        =======        =======

                    POLICY OWNERS' EQUITY
         Total Policy Owners' equity                                675,078        197,760        121,464
                                                                    =======        =======        =======

See accompanying notes to financial statements.

                                                                                   SEGREGATED SUB-ACCOUNTS
                                                                  --------------------------------------------------------
                                                                  IVY FUNDS VIP                 IVY FUNDS VIP      MFS
                                                                    SMALL CAP    IVY FUNDS VIP    SCIENCE &     RESEARCH
                                                                      VALUE       CORE EQUITY     TECHNOLOGY   BOND SERIES
                                                                  -------------  -------------  -------------  -----------
                              ASSETS
Investments in shares of the Ivy Funds VIP Target Funds, Inc.:
   Small Cap Value Portfolio, 40,145 shares at net asset value
      of $14.57 per share (cost $649,885)                            584,948             --              --           --
   Core Equity Portfolio, 7,624 shares at net asset value
      of $11.70 per share (cost $86,524)                                  --         89,205              --           --
   Science & Technology Portfolio, 181,354 shares at net asset
      value of $15.25 per share (cost $2,656,566)                         --             --       2,765,074           --
Investments in shares of the MFS Variable Insurance Trust:
   Research Bond Series Portfolio, 28,327 shares at net asset
      value of $13.01 per share (cost $362,913)                           --             --              --      368,532
   VIT II Emerging Market Equity Portfolio, 6,196 shares at net
      asset value of $13.84 per share (cost $91,994)                      --             --              --           --
Investments in shares of the Oppenheimer Variable Account Funds:
   Global Securities Portfolio, 19,276 shares at net asset value
      of $27.46 per share (cost $566,233)                                 --             --              --           --
   MS Small & Mid-Cap Portfolio, 2,399 shares at net asset value
      of $17.17 per share (cost $41,817)                                  --             --              --           --
                                                                    --------         ------       ---------      -------
                                                                     584,948         89,205       2,765,074      368,532
Receivable from Minnesota Life for Policy purchase payments               --             --          24,809        7,468
Receivable for investments sold                                        2,711          1,155              --           --
                                                                    --------         ------       ---------      -------
         Total assets                                                587,659         90,360       2,789,883      376,000
                                                                    --------         ------       ---------      -------

                          LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal
   payments and mortality and expense charges                          2,711          1,155              --           --
Payable for investments purchased                                         --             --          24,809        7,468
                                                                    --------         ------       ---------      -------
         Total liabilities                                             2,711          1,155          24,809        7,468
                                                                    --------         ------       ---------      -------
         Net assets applicable to Policy owners                     $584,948         89,205       2,765,074      368,532
                                                                    ========         ======       =========      =======

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity                                $584,948         89,205       2,765,074      368,532
                                                                    ========         ======       =========      =======

                                                                          SEGREGATED SUB-ACCOUNTS
                                                                  ---------------------------------------
                                                                      MFS
                                                                     VIT II      OPPENHEIMER  OPPENHEIMER
                                                                    EMERGING        GLOBAL      MS SMALL
                                                                  MARKET EQUITY   SECURITIES   & MID-CAP
                                                                  ---------------------------------------
                              ASSETS
Investments in shares of the Ivy Funds VIP Target Funds, Inc.:
   Small Cap Value Portfolio, 40,145 shares at net asset value
      of $14.57 per share (cost $649,885)                                 --            --          --
   Core Equity Portfolio, 7,624 shares at net asset value
      of $11.70 per share (cost $86,524)                                  --            --          --
   Science & Technology Portfolio, 181,354 shares at net asset
      value of $15.25 per share (cost $2,656,566)                         --            --          --
Investments in shares of the MFS Variable Insurance Trust:
   Research Bond Series Portfolio, 28,327 shares at net asset
      value of $13.01 per share (cost $362,913)                           --            --          --
   VIT II Emerging Market Equity Portfolio, 6,196 shares at net
      asset value of $13.84 per share (cost $91,994)                  85,748            --          --
Investments in shares of the Oppenheimer Variable Account Funds:
   Global Securities Portfolio, 19,276 shares at net asset value
      of $27.46 per share (cost $566,233)                                 --       529,328          --
   MS Small & Mid-Cap Portfolio, 2,399 shares at net asset value
      of $17.17 per share (cost $41,817)                                  --            --      41,187
                                                                      ------       -------      ------
                                                                      85,748       529,328      41,187
Receivable from Minnesota Life for Policy purchase payments            4,829            --       2,777
Receivable for investments sold                                           --        26,938          --
                                                                      ------       -------      ------
         Total assets                                                 90,577       556,266      43,964
                                                                      ------       -------      ------

                          LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal
   payments and mortality and expense charges                             --        26,938          --
Payable for investments purchased                                      4,829            --       2,777
                                                                      ------       -------      ------
         Total liabilities                                             4,829        26,938       2,777
                                                                      ------       -------      ------
         Net assets applicable to Policy owners                       85,748       529,328      41,187
                                                                      ======       =======      ======

                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity                                  85,748       529,328      41,187
                                                                      ======       =======      ======

See accompanying notes to financial statements.

                                                                     SEGREGATED SUB-ACCOUNTS
                                                                ---------------------------------
                                                                PIONEER   VAN ECK
                                                                MID CAP    GLOBAL
                                                                 VALUE   HARD ASSETS     TOTAL
                                                                -------  -----------  -----------
                              ASSETS
Investments in shares of the Pioneer Funds, Inc.:
   Mid Cap Value Portfolio, 5,366 shares at net asset value
      of $15.85 per share (cost $92,872)                         85,054          --
Investments in shares of the Van Eck Funds, Inc.:
   Global Hard Assets Portfolio, 130,573 shares at net asset
      of $30.75 per share (cost $3,879,301)                          --   4,015,125
                                                                -------   ---------   -----------
                                                                 85,054   4,015,125   165,929,159
Receivable from Minnesota Life for Policy purchase payments          --      50,926       660,542
   Receivable for investments sold                                6,793          --       161,184
                                                                -------   ---------   -----------
         Total assets                                            91,847   4,066,051   166,750,885
                                                                -------   ---------   -----------

                       LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal
   payments and mortality and expense charges                     6,793          --       161,184
Payable for investments purchased                                    --      50,926       660,542
                                                                -------   ---------   -----------
         Total liabilities                                        6,793      50,926       821,726
                                                                -------   ---------   -----------
         Net assets applicable to Policy owners                 $85,054   4,015,125   165,929,159
                                                                =======   =========   ===========

                  POLICY OWNERS' EQUITY
         Total Policy Owners' equity                            $85,054   4,015,125   165,929,159
                                                                =======   =========   ===========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2011

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                                       -----------------------------------------------
                                                                                                 ADVANTUS    ADVANTUS
                                                                         ADVANTUS    ADVANTUS     INDEX      MORTGAGE
                                                                           BOND        MONEY       500      SECURITIES
                                                                          CLASS 2     MARKET     CLASS 2      CLASS 2
                                                                       -----------  ----------  ----------  ----------
Investment income (loss):
   Investment income distributions from underlying mutual fund         $        --          --          --         --
   Mortality, expense charges and administrative charges (note 3)          (17,938)     (2,063)    (62,352)      (671)
                                                                       -----------  ----------  ----------    -------
      Investment income (loss) - net                                       (17,938)     (2,063)    (62,352)      (671)
                                                                       -----------  ----------  ----------    -------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                      --          --          --         --
                                                                       -----------  ----------  ----------    -------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                1,840,018   2,453,181   8,058,668     75,344
      Cost of investments sold                                          (1,615,070) (2,453,181) (8,127,254)   (68,832)
                                                                       -----------  ----------  ----------    -------
                                                                           224,948          --     (68,586)     6,512
                                                                       -----------  ----------  ----------    -------
      Net realized gains (losses) on investments                           224,948          --     (68,586)     6,512
                                                                       -----------  ----------  ----------    -------
   Net change in unrealized appreciation or depreciation
      of investments                                                       902,161        (329)  1,033,064     36,052
                                                                       -----------  ----------  ----------    -------
      Net gains (losses) on investments                                  1,127,109        (329)    964,478     42,564
                                                                       -----------  ----------  ----------    -------
      Net increase (decrease) in net assets resulting from operations  $ 1,109,171      (2,392)    902,126     41,893
                                                                       ===========  ==========  ==========    =======

                                                                                SEGREGATED SUB-ACCOUNTS
                                                                       --------------------------------------
                                                                         ADVANTUS       ADVANTUS    ADVANTUS
                                                                       INTERNATIONAL   INDEX 400  REAL ESTATE
                                                                           BOND         MID-CAP    SECURITIES
                                                                          CLASS 2       CLASS 2     CLASS 2
                                                                       -------------  ----------  -----------
Investment income (loss):
   Investment income distributions from underlying mutual fund                 --             --          (6)
   Mortality, expense charges and administrative charges (note 3)          (5,248)        (2,666)       (320)
                                                                          -------     ----------    --------
      Investment income (loss) - net                                       (5,248)        (2,666)       (326)
                                                                          -------     ----------    --------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                     --             --          --
                                                                          -------     ----------    --------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                  33,898      5,772,438     228,200
      Cost of investments sold                                            (24,979)    (4,899,784)   (205,938)
                                                                          -------     ----------    --------
                                                                            8,919        872,654      22,262
                                                                          -------     ----------    --------
      Net realized gains (losses) on investments                            8,919        872,654      22,262
                                                                          -------     ----------    --------
   Net change in unrealized appreciation or depreciation
      of investments                                                      (31,975)    (1,436,928)    105,413
                                                                          -------     ----------    --------
      Net gains (losses) on investments                                   (23,056)      (564,274)    127,675
                                                                          -------     ----------    --------
      Net increase (decrease) in net assets resulting from operations     (28,304)      (566,940)    127,349
                                                                          =======     ==========    ========

See accompanying notes to financial statements.

                                                                                        SEGREGATED SUB-ACCOUNTS
                                                                       -------------------------------------------------------
                                                                                     FIDELITY VIP
                                                                       FIDELITY VIP    GROWTH &     FIDELITY VIP  FIDELITY VIP
                                                                        CONTRAFUND      INCOME     EQUITY-INCOME   HIGH INCOME
                                                                       -------------------------------------------------------
Investment income (loss):
   Investment income distributions from underlying mutual fund          $    55,024      15,894         40,495        80,014
   Mortality, expense charges and administrative charges (note 3)           (13,996)     (2,199)        (5,873)       (3,142)
                                                                        -----------    --------       --------      --------
      Investment income (loss) - net                                         41,028      13,695         34,622        76,872
                                                                        -----------    --------       --------      --------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                       --          --             --            --
                                                                        -----------    --------       --------      --------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                 1,474,298     381,611        480,142       298,778
      Cost of investments sold                                           (1,310,182)   (267,062)      (514,625)     (276,136)
                                                                        -----------    --------       --------      --------
                                                                            164,116     114,549        (34,483)       22,642
                                                                        -----------    --------       --------      --------
      Net realized gains (losses) on investments                            164,116     114,549        (34,483)       22,642
                                                                        -----------    --------       --------      --------
   Net change in unrealized appreciation or depreciation
      of investments                                                       (337,110)   (115,291)        14,405       (56,269)
                                                                        -----------    --------       --------      --------
      Net gains (losses) on investments                                    (172,994)       (742)       (20,078)      (33,627)
                                                                        -----------    --------       --------      --------
      Net increase (decrease) in net assets resulting from operations   $  (131,966)     12,953         14,544        43,245
                                                                        ===========    ========       ========      ========

                                                                               SEGREGATED SUB-ACCOUNTS
                                                                       ----------------------------------------
                                                                                     FIDELITY VIP
                                                                       FIDELITY VIP     ASSET
                                                                           ASSET       MANAGER     FIDELITY VIP
                                                                          MANAGER       GROWTH       BALANCED
                                                                       ----------------------------------------
Investment income (loss):
   Investment income distributions from underlying mutual fund              6,084        13,692         6,716
   Mortality, expense charges and administrative charges (note 3)            (781)       (2,088)         (967)
                                                                          -------      --------      --------
      Investment income (loss) - net                                        5,303        11,604         5,749
                                                                          -------      --------      --------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                  1,479         1,648         1,082
                                                                          -------      --------      --------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                 125,353       263,376       195,645
      Cost of investments sold                                            (91,323)     (195,793)     (163,009)
                                                                          -------      --------      --------
                                                                           34,030        67,583        32,636
                                                                          -------      --------      --------
      Net realized gains (losses) on investments                           35,509        69,231        33,718
                                                                          -------      --------      --------
   Net change in unrealized appreciation or depreciation
      of investments                                                      (48,478)     (133,188)      (53,295)
                                                                          -------      --------      --------
      Net gains (losses) on investments                                   (12,969)      (63,957)      (19,577)
                                                                          -------      --------      --------
      Net increase (decrease) in net assets resulting from operations      (7,666)      (52,353)      (13,828)
                                                                          =======      ========      ========

See accompanying notes to financial statements.

                                                                                      SEGREGATED SUB-ACCOUNTS
                                                                       -------------------------------------------------------
                                                                                     FIDELITY VIP                 FIDELITY VIP
                                                                       FIDELITY VIP     GROWTH      FIDELITY VIP   INVESTMENT
                                                                          GROWTH     OPPORTUNITIES   INDEX 500     GRADE BOND
                                                                       ------------  -------------  ------------  ------------
Investment income (loss):
   Investment income distributions from underlying mutual fund          $   15,010         1,614        35,359        13,963
   Mortality, expense charges and administrative charges (note 3)          (10,145)       (2,554)       (4,489)       (1,103)
                                                                        ----------      --------      --------      --------
      Investment income (loss) - net                                         4,865          (940)       30,870        12,860
                                                                        ----------      --------      --------      --------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                  13,865            --        41,104        11,629
                                                                        ----------      --------      --------      --------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                1,315,073       509,121       653,681       179,558
      Cost of investments sold                                            (899,291)     (314,351)     (452,189)     (172,178)
                                                                        ----------      --------      --------      --------
                                                                           415,782       194,770       201,492         7,380
                                                                        ----------      --------      --------      --------
      Net realized gains (losses) on investments                           429,647       194,770       242,596        19,009
                                                                        ----------      --------      --------      --------
   Net change in unrealized appreciation or depreciation
      of investments                                                      (420,080)     (165,257)     (241,237)       (1,467)
                                                                        ----------      --------      --------      --------
      Net gains (losses) on investments                                      9,567        29,513         1,359        17,542
                                                                        ----------      --------      --------      --------
      Net increase (decrease) in net assets resulting from operations   $   14,432        28,573        32,229        30,402
                                                                        ==========      ========      ========      ========

                                                                               SEGREGATED SUB-ACCOUNTS
                                                                       ----------------------------------------
                                                                       FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                          MID-CAP    MONEY MARKET    OVERSEAS
                                                                       ------------  ------------  ------------
Investment income (loss):
   Investment income distributions from underlying mutual fund              11,336        1,204        32,585
   Mortality, expense charges and administrative charges (note 3)          (11,260)      (2,764)       (5,963)
                                                                        ----------     --------      --------
      Investment income (loss) - net                                            76       (1,560)       26,622
                                                                        ----------     --------      --------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                   7,512           --         4,549
                                                                        ----------     --------      --------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                1,144,184      666,365       696,868
      Cost of investments sold                                          (1,015,131)    (666,365)     (872,691)
                                                                        ----------     --------      --------
                                                                           129,053           --      (175,823)
                                                                        ----------     --------      --------
      Net realized gains (losses) on investments                           136,565           --      (171,274)
                                                                        ----------     --------      --------
   Net change in unrealized appreciation or depreciation
      of investments                                                      (622,023)          --      (265,757)
                                                                        ----------     --------      --------
      Net gains (losses) on investments                                   (485,458)          --      (437,031)
                                                                        ----------     --------      --------
      Net increase (decrease) in net assets resulting from operations     (485,382)      (1,560)     (410,409)
                                                                        ==========     ========      ========

See accompanying notes to financial statements.

                                                                                        SEGREGATED SUB-ACCOUNTS
                                                                       ---------------------------------------------------------
                                                                       FIDELITY VIP   FIDELITY VIP                  FIDELITY VIP
                                                                        AGGRESSIVE   DYNAMIC CAPITAL  FIDELITY VIP      VALUE
                                                                          GROWTH      APPRECIATION       VALUE        STRATEGY
                                                                       ------------  ---------------  ------------  ------------
Investment income (loss):
   Investment income distributions from underlying mutual fund           $     --            542             829         1,571
   Mortality, expense charges and administrative charges (note 3)            (320)          (551)           (220)         (380)
                                                                         --------        -------         -------       -------
      Investment income (loss) - net                                         (320)            (9)            609         1,191
                                                                         --------        -------         -------       -------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                     --             --              --            --
                                                                         --------        -------         -------       -------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                 110,961         63,951          54,227        55,658
      Cost of investments sold                                            (86,215)       (43,448)        (42,781)      (34,275)
                                                                         --------        -------         -------       -------
                                                                           24,746         20,503          11,446        21,383
                                                                         --------        -------         -------       -------
      Net realized gains (losses) on investments                           24,746         20,503          11,446        21,383
                                                                         --------        -------         -------       -------
   Net change in unrealized appreciation or depreciation
      of investments                                                      (35,149)       (24,726)        (15,272)      (36,562)
                                                                         --------        -------         -------       -------
      Net gains (losses) on investments                                   (10,403)        (4,223)         (3,826)      (15,179)
                                                                         --------        -------         -------       -------
      Net increase (decrease) in net assets resulting from operations    $(10,723)        (4,232)         (3,217)      (13,988)
                                                                         ========        =======         =======       =======

                                                                                SEGREGATED SUB-ACCOUNTS
                                                                       ----------------------------------------
                                                                       FIDELITY VIP                FIDELITY VIP
                                                                          GROWTH     FIDELITY VIP   STRATEGIC
                                                                           STOCK     REAL ESTATE      INCOME
                                                                       ------------  ------------  ------------
Investment income (loss):
   Investment income distributions from underlying mutual fund                  --        2,641         8,656
   Mortality, expense charges and administrative charges (note 3)              (89)        (575)         (522)
                                                                           -------      -------       -------
      Investment income (loss) - net                                           (89)       2,066         8,134
                                                                           -------      -------       -------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                      --           --         4,482
                                                                           -------      -------       -------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                   37,985       82,611        99,508
      Cost of investments sold                                             (32,606)     (45,387)      (95,445)
                                                                           -------      -------       -------
                                                                             5,379       37,224         4,063
                                                                           -------      -------       -------
      Net realized gains (losses) on investments                             5,379       37,224         8,545
                                                                           -------      -------       -------
   Net change in unrealized appreciation or depreciation
      of investments                                                        (5,370)     (23,010)       (7,165)
                                                                           -------      -------       -------
      Net gains (losses) on investments                                          9       14,214         1,380
                                                                           -------      -------       -------
      Net increase (decrease) in net assets resulting from operations          (80)      16,280         9,514
                                                                           =======      =======       =======

See accompanying notes to financial statements.

                                                                                       SEGREGATED SUB-ACCOUNTS
                                                                       ------------------------------------------------------
                                                                       FIDELITY VIP  FIDELITY VIP
                                                                       INTL CAPITAL      VALUE     FIDELITY VIP  FIDELITY VIP
                                                                       APPRECIATION     LEADERS    FREEDOM 2010  FREEDOM 2015
                                                                       ------------  ------------  ------------  ------------
Investment income (loss):
   Investment income distributions from underlying mutual fund           $  1,686           97           300           225
   Mortality, expense charges and administrative charges (note 3)            (481)         (15)          (30)          (25)
                                                                         --------       ------        ------        ------
      Investment income (loss) - net                                        1,205           82           270           200
                                                                         --------       ------        ------        ------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                    200           --            71            55
                                                                         --------       ------        ------        ------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                  69,702        5,528         6,737         6,632
      Cost of investments sold                                            (44,495)      (5,033)       (6,245)       (5,929)
                                                                         --------       ------        ------        ------
                                                                           25,207          495           492           703
                                                                         --------       ------        ------        ------
      Net realized gains (losses) on investments                           25,407          495           563           758
                                                                         --------       ------        ------        ------
   Net change in unrealized appreciation or depreciation
      of investments                                                      (50,735)      (1,037)         (965)         (979)
                                                                         --------       ------        ------        ------
      Net gains (losses) on investments                                   (25,328)        (542)         (402)         (221)
                                                                         --------       ------        ------        ------
      Net increase (decrease) in net assets resulting from operations    $(24,123)        (460)         (132)          (21)
                                                                         ========       ======        ======        ======

                                                                                SEGREGATED SUB-ACCOUNTS
                                                                       ----------------------------------------
                                                                       FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                       FREEDOM 2020  FREEDOM 2025  FREEDOM 2030
                                                                       ------------  ------------  ------------
Investment income (loss):
   Investment income distributions from underlying mutual fund              1,234           405         2,513
   Mortality, expense charges and administrative charges (note 3)            (127)          (58)         (298)
                                                                          -------       -------       -------
      Investment income (loss) - net                                        1,107           347         2,215
                                                                          -------       -------       -------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                    214            62           351
                                                                          -------       -------       -------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                  21,197        20,711        72,801
      Cost of investments sold                                            (19,140)      (18,812)      (60,398)
                                                                          -------       -------       -------
                                                                            2,057         1,899        12,403
                                                                          -------       -------       -------
      Net realized gains (losses) on investments                            2,271         1,961        12,754
                                                                          -------       -------       -------
   Net change in unrealized appreciation or depreciation
      of investments                                                       (5,409)       (2,876)      (17,507)
                                                                          -------       -------       -------
      Net gains (losses) on investments                                    (3,138)         (915)       (4,753)
                                                                          -------       -------       -------
      Net increase (decrease) in net assets resulting from operations      (2,031)         (568)       (2,538)
                                                                          =======       =======       =======

See accompanying notes to financial statements.

                                                                                       SEGREGATED SUB-ACCOUNTS
                                                                       ------------------------------------------------------
                                                                       FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                          FREEDOM     DISCIPLINED    EMERGING    FIDELITY VIP
                                                                          INCOME       SMALL CAP     MARKETS     FREEDOM 2035
                                                                       ------------  ------------  ------------  ------------
Investment income (loss):
   Investment income distributions from underlying mutual fund            $   184           300         1,783          193
   Mortality, expense charges and administrative charges (note 3)             (23)         (138)         (456)         (20)
                                                                          -------       -------       -------       ------
      Investment income (loss) - net                                          161           162         1,327          173
                                                                          -------       -------       -------       ------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                     38            --            --           34
                                                                          -------       -------       -------       ------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                   1,849        25,576        63,989        3,806
      Cost of investments sold                                             (1,639)      (17,040)      (54,563)      (2,978)
                                                                          -------       -------       -------       ------
                                                                              210         8,536         9,426          828
                                                                          -------       -------       -------       ------
      Net realized gains (losses) on investments                              248         8,536         9,426          862
                                                                          -------       -------       -------       ------
   Net change in unrealized appreciation or depreciation
      of investments                                                         (279)       (9,560)      (51,418)      (1,339)
                                                                          -------       -------       -------       ------
      Net gains (losses) on investments                                       (31)       (1,024)      (41,992)        (477)
                                                                          -------       -------       -------       ------
      Net increase (decrease) in net assets resulting from operations     $   130          (862)      (40,665)        (304)
                                                                          =======       =======       =======       ======

                                                                                SEGREGATED SUB-ACCOUNTS
                                                                       ----------------------------------------
                                                                       FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                       FREEDOM 2040  FREEDOM 2045  FREEDOM 2050
                                                                       ------------  ------------  ------------
Investment income (loss):
   Investment income distributions from underlying mutual fund               286           125           440
   Mortality, expense charges and administrative charges (note 3)            (33)          (12)          (57)
                                                                          ------        ------        ------
      Investment income (loss) - net                                         253           113           383
                                                                          ------        ------        ------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                    23           113         2,238
                                                                          ------        ------        ------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                  2,868         1,594         2,536
      Cost of investments sold                                            (2,289)       (1,193)       (1,915)
                                                                          ------        ------        ------
                                                                             579           401           621
                                                                          ------        ------        ------
      Net realized gains (losses) on investments                             602           514         2,859
                                                                          ------        ------        ------
   Net change in unrealized appreciation or depreciation
      of investments                                                      (1,474)         (860)       (4,430)
                                                                          ------        ------        ------
      Net gains (losses) on investments                                     (872)         (346)       (1,571)
                                                                          ------        ------        ------
      Net increase (decrease) in net assets resulting from operations       (619)         (233)       (1,188)
                                                                          ======        ======        ======

See accompanying notes to financial statements.

                                                                                        SEGREGATED SUB-ACCOUNTS
                                                                       ------------------------------------------------------
                                                                       FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                           FUNDS         FUNDS        FUNDS          FUNDS
                                                                        MANAGER 20%   MANAGER 50%  MANAGER 60%    MANAGER 70%
                                                                       ------------  ------------  ------------  ------------
Investment income (loss):
   Investment income distributions from underlying mutual fund            $    72          138           109          165
   Mortality, expense charges and administrative charges (note 3)             (12)         (18)          (18)         (23)
                                                                          -------       ------        ------         ----
      Investment income (loss) - net                                           60          120            91          142
                                                                          -------       ------        ------         ----
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                      8           17            16           26
                                                                          -------       ------        ------         ----
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                   4,010        1,363         1,930          670
      Cost of investments sold                                             (3,784)      (1,248)       (1,424)        (589)
                                                                          -------       ------        ------         ----
                                                                              226          115           506           81
                                                                          -------       ------        ------         ----
      Net realized gains (losses) on investments                              234          132           522          107
                                                                          -------       ------        ------         ----
   Net change in unrealized appreciation or depreciation
      of investments                                                         (163)        (294)         (768)        (551)
                                                                          -------       ------        ------         ----
      Net gains (losses) on investments                                        71         (162)         (246)        (444)
                                                                          -------       ------        ------         ----
      Net increase (decrease) in net assets resulting from operations     $   131          (42)         (155)        (302)
                                                                          =======       ======        ======         ====

                                                                            SEGREGATED SUB-ACCOUNTS
                                                                       ---------------------------------
                                                                       FIDELITY VIP   JANUS     JANUS
                                                                           FUNDS      ASPEN     ASPEN
                                                                        MANAGER 85%   FORTY    OVERSEAS
                                                                       ------------  -------  ----------
Investment income (loss):
   Investment income distributions from underlying mutual fund              2,313        369      16,210
   Mortality, expense charges and administrative charges (note 3)            (317)      (584)     (7,961)
                                                                          -------    -------  ----------
      Investment income (loss) - net                                        1,996       (215)      8,249
                                                                          -------    -------  ----------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                    484         --      42,636
                                                                          -------    -------  ----------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                   9,212     56,518   2,168,339
      Cost of investments sold                                             (6,534)   (50,617) (2,105,854)
                                                                          -------    -------  ----------
                                                                            2,678      5,901      62,485
                                                                          -------    -------  ----------
      Net realized gains (losses) on investments                            3,162      5,901     105,121
                                                                          -------    -------  ----------
   Net change in unrealized appreciation or depreciation
      of investments                                                      (12,310)   (16,046) (1,769,306)
                                                                          -------    -------  ----------
      Net gains (losses) on investments                                    (9,148)   (10,145) (1,664,185)
                                                                          -------    -------  ----------
      Net increase (decrease) in net assets resulting from operations      (7,152)   (10,360) (1,655,936)
                                                                          =======    =======  ==========

See accompanying notes to financial statements.

                                                                                        SEGREGATED SUB-ACCOUNTS
                                                                       --------------------------------------------------------
                                                                       LORD ABBETT                                IVY FUNDS VIP
                                                                         MID-CAP    IVY FUNDS VIP  IVY FUNDS VIP  INTERNATIONAL
                                                                          VALUE       BALANCED         GROWTH         VALUE
                                                                       -----------  -------------  -------------  -------------
Investment income (loss):
   Investment income distributions from underlying mutual fund          $   5,724        26,444         66,749         41,879
   Mortality, expense charges and administrative charges (note 3)            (147)       (8,668)        (1,830)        (2,050)
                                                                        ---------     ---------      ---------      ---------
      Investment income (loss) - net                                        5,577        17,776         64,919         39,829
                                                                        ---------     ---------      ---------      ---------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                     --       139,338             --             --
                                                                        ---------     ---------      ---------      ---------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                 331,915       186,842        323,255        471,641
      Cost of investments sold                                           (371,428)     (158,219)      (376,573)      (372,680)
                                                                        ---------     ---------      ---------      ---------
                                                                          (39,513)       28,623        (53,318)        98,961
                                                                        ---------     ---------      ---------      ---------
      Net realized gains (losses) on investments                          (39,513)      167,961        (53,318)        98,961
                                                                        ---------     ---------      ---------      ---------
   Net change in unrealized appreciation or depreciation
      of investments                                                      (86,859)     (117,305)        28,518       (462,613)
                                                                        ---------     ---------      ---------      ---------
      Net gains (losses) on investments                                  (126,372)       50,656        (24,800)      (363,652)
                                                                        ---------     ---------      ---------      ---------
      Net increase (decrease) in net assets resulting from operations   $(120,795)       68,432         40,119       (323,823)
                                                                        =========     =========      =========      =========

                                                                                 SEGREGATED SUB-ACCOUNTS
                                                                       -------------------------------------------
                                                                       IVY FUNDS VIP                 IVY FUNDS VIP
                                                                         SMALL CAP    IVY FUNDS VIP    MICRO-CAP
                                                                          GROWTH          VALUE          GROWTH
                                                                       -------------  -------------  -------------
Investment income (loss):
   Investment income distributions from underlying mutual fund                  --          1,473             --
   Mortality, expense charges and administrative charges (note 3)           (1,661)          (839)          (617)
                                                                         ---------      ---------      ---------
      Investment income (loss) - net                                        (1,661)           634           (617)
                                                                         ---------      ---------      ---------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                   2,096             --             --
                                                                         ---------      ---------      ---------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                   61,692         59,274         74,411
      Cost of investments sold                                             (48,868)       (52,963)       (60,246)
                                                                         ---------      ---------      ---------
                                                                            12,824          6,311         14,165
                                                                         ---------      ---------      ---------
      Net realized gains (losses) on investments                            14,920          6,311         14,165
                                                                         ---------      ---------      ---------
   Net change in unrealized appreciation or depreciation
      of investments                                                      (145,126)       (22,476)       (24,981)
                                                                         ---------      ---------      ---------
      Net gains (losses) on investments                                   (130,206)       (16,165)       (10,816)
                                                                         ---------      ---------      ---------
      Net increase (decrease) in net assets resulting from operations     (131,867)       (15,531)       (11,433)
                                                                         =========      =========      =========

See accompanying notes to financial statements.

                                                                                       SEGREGATED SUB-ACCOUNTS
                                                                       --------------------------------------------------------
                                                                       IVY FUNDS VIP                 IVY FUNDS VIP      MFS
                                                                         SMALL CAP    IVY FUNDS VIP    SCIENCE &     RESEARCH
                                                                           VALUE       CORE EQUITY     TECHNOLOGY   BOND SERIES
                                                                       -------------  -------------  -------------  -----------
Investment income (loss):
   Investment income distributions from underlying mutual fund            $    540           309              --        6,455
   Mortality, expense charges and administrative charges (note 3)           (1,053)         (232)            (13)          (8)
                                                                          --------       -------        --------      -------
       Investment income (loss) - net                                         (513)           77             (13)       6,447
                                                                          --------       -------        --------      -------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                      --         2,762         101,549        2,779
                                                                          --------       -------        --------      -------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                   38,045        16,742         247,224       71,842
      Cost of investments sold                                             (28,080)      (12,151)       (178,193)     (70,496)
                                                                          --------       -------        --------      -------
                                                                             9,965         4,591          69,031        1,346
                                                                          --------       -------        --------      -------
      Net realized gains (losses) on investments                             9,965         7,353         170,580        4,125
                                                                          --------       -------        --------      -------
   Net change in unrealized appreciation or depreciation
      of investments                                                       (96,863)       (8,030)       (357,181)       5,945
                                                                          --------       -------        --------      -------
      Net gains (losses) on investments                                    (86,898)         (677)       (186,601)      10,070
                                                                          --------       -------        --------      -------
      Net increase (decrease) in net assets resulting from operations     $(87,411)         (600)       (186,614)      16,517
                                                                          ========       =======        ========      =======

                                                                              SEGREGATED SUB-ACCOUNTS
                                                                       ------------------------------------
                                                                       MFS VIT II
                                                                        EMERGING   OPPENHEIMER  OPPENHEIMER
                                                                         MARKET       GLOBAL      MS SMALL
                                                                         EQUITY*    SECURITIES   & MID-CAP
                                                                       ----------  -----------  -----------
Investment income (loss):
   Investment income distributions from underlying mutual fund              145        3,199           --
   Mortality, expense charges and administrative charges (note 3)            (4)         (11)          (4)
                                                                         ------      -------      -------
       Investment income (loss) - net                                       141        3,188           (4)
                                                                         ------      -------      -------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                1,108           --           --
                                                                         ------      -------      -------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                 1,758       53,558        8,447
      Cost of investments sold                                           (2,084)     (53,778)     (10,579)
                                                                         ------      -------      -------
                                                                           (326)        (220)      (2,132)
                                                                         ------      -------      -------
      Net realized gains (losses) on investments                            782         (220)      (2,132)
                                                                         ------      -------      -------
   Net change in unrealized appreciation or depreciation
      of investments                                                     (6,246)     (39,979)        (630)
                                                                         ------      -------      -------
      Net gains (losses) on investments                                  (5,464)     (40,199)      (2,762)
                                                                         ------      -------      -------
      Net increase (decrease) in net assets resulting from operations    (5,323)     (37,011)      (2,766)
                                                                         ======      =======      =======

*    For the period from May 24, 2011 through December 31, 2011.

See accompanying notes to financial statements.

                                                                            SEGREGATED SUB-ACCOUNTS
                                                                       ----------------------------------
                                                                        PIONEER    VAN ECK
                                                                        MID CAP    GLOBAL
                                                                         VALUE   HARD ASSETS     TOTAL
                                                                       --------  -----------  -----------
Investment income (loss):
   Investment income distributions from underlying mutual fund         $    963      46,758       573,008
   Mortality, expense charges and administrative charges (note 3)            (9)        (14)     (189,105)
                                                                       --------    --------   -----------
      Investment income (loss) - net                                        954      46,744       383,903
                                                                       --------    --------   -----------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                   --      50,067       433,635
                                                                       --------    --------   -----------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                49,653     488,172    32,382,740
      Cost of investments sold                                          (42,357)   (423,904)  (29,659,839)
                                                                       --------    --------   -----------
                                                                          7,296      64,268     2,722,901
                                                                       --------    --------   -----------
      Net realized gains (losses) on investments                          7,296     114,335     3,156,536
                                                                       --------    --------   -----------
   Net change in unrealized appreciation or depreciation
      of investments                                                    (14,390)   (925,084)   (6,206,449)
                                                                       --------    --------   -----------
      Net gains (losses) on investments                                  (7,094)   (810,749)   (3,049,913)
                                                                       --------    --------   -----------
      Net increase (decrease) in net assets resulting from operations  $ (6,140)   (764,005)   (2,666,010)
                                                                       ========    ========   ===========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2011

                                                                            SEGREGATED SUB-ACCOUNTS
                                                                 -----------------------------------------------
                                                                                           ADVANTUS   ADVANTUS
                                                                   ADVANTUS    ADVANTUS      INDEX     MORTGAGE
                                                                     BOND        MONEY        500     SECURITIES
                                                                   CLASS 2      MARKET      CLASS 2    CLASS 2
                                                                 -----------  ----------  ----------  ----------
Operations:
   Investment income (loss) - net                                $   (17,938)     (2,063)    (62,352)      (671)
   Net realized gains (losses) on investments                        224,948          --     (68,586)     6,512
   Net change in unrealized appreciation or depreciation
      of investments                                                 902,161        (329)  1,033,064     36,052
                                                                 -----------  ----------  ----------    -------
Net increase (decrease) in net assets resulting from operations    1,109,171      (2,392)    902,126     41,893
                                                                 -----------  ----------  ----------    -------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                        2,898,488   3,063,294   6,876,713     91,353
   Policy terminations, withdrawal payments and charges           (1,834,762) (2,452,711) (8,035,941)   (74,841)
                                                                 -----------  ----------  ----------    -------
Increase (decrease) in net assets from Policy transactions         1,063,726     610,583  (1,159,228)    16,512
                                                                 -----------  ----------  ----------    -------
Increase (decrease) in net assets                                  2,172,897     608,191    (257,102)    58,405
Net assets at the beginning of year                               13,395,777   3,935,210  61,852,384    630,596
                                                                 -----------  ----------  ----------    -------
Net assets at the end of year                                    $15,568,674   4,543,401  61,595,282    689,001
                                                                 ===========  ==========  ==========    =======

                                                                          SEGREGATED SUB-ACCOUNTS
                                                                 --------------------------------------
                                                                  ADVANTUS      ADVANTUS     ADVANTUS
                                                                 INTERNATIONAL  INDEX 400   REAL ESTATE
                                                                     BOND        MID-CAP    SECURITIES
                                                                   CLASS 2       CLASS 2      CLASS 2
                                                                 -------------  ----------  -----------
Operations:
   Investment income (loss) - net                                     (5,248)       (2,666)        (326)
   Net realized gains (losses) on investments                          8,919       872,654       22,262
   Net change in unrealized appreciation or depreciation
      of investments                                                 (31,975)   (1,436,928)     105,413
                                                                   ---------    ----------    ---------
Net increase (decrease) in net assets resulting from operations      (28,304)     (566,940)     127,349
                                                                   ---------    ----------    ---------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                          519,100     2,246,897      585,765
   Policy terminations, withdrawal payments and charges              (30,499)   (5,771,783)    (227,990)
                                                                   ---------    ----------    ---------
Increase (decrease) in net assets from Policy transactions           488,601    (3,524,886)     357,775
                                                                  ----------    ----------    ---------
Increase (decrease) in net assets                                    460,297    (4,091,826)     485,124
Net assets at the beginning of year                                1,730,296    34,049,836    2,207,520
                                                                  ----------    ----------    ---------
Net assets at the end of year                                      2,190,593    29,958,010    2,692,644
                                                                  ==========    ==========   ==========

See accompanying notes to financial statements.

                                                                                 SEGREGATED SUB-ACCOUNTS
                                                                 -------------------------------------------------------
                                                                               FIDELITY VIP
                                                                 FIDELITY VIP    GROWTH &    FIDELITY VIP   FIDELITY VIP
                                                                  CONTRAFUND      INCOME     EQUITY-INCOME   HIGH INCOME
                                                                 ------------  ------------  -------------  ------------
Operations:
   Investment income (loss) - net                                $    41,028        13,695        34,622         76,872
   Net realized gains (losses) on investments                        164,116       114,549       (34,483)        22,642
   Net change in unrealized appreciation or depreciation
       of investments                                               (337,110)     (115,291)       14,405        (56,269)
                                                                 -----------      --------     ---------      ---------
Net increase (decrease) in net assets resulting from operations     (131,966)       12,953        14,544         43,245
                                                                 -----------      --------     ---------      ---------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                        1,353,503       362,501       291,657        311,720
   Policy terminations, withdrawal payments and charges           (1,470,116)     (381,235)     (478,349)      (297,816)
                                                                 -----------      --------     ---------      ---------
Increase (decrease) in net assets from Policy transactions          (116,613)      (18,734)     (186,692)        13,904
                                                                 -----------      --------     ---------      ---------
Increase (decrease) in net assets                                   (248,579)       (5,781)     (172,148)        57,149
Net assets at the beginning of year                                5,463,182       896,800     1,742,804      1,108,923
                                                                 -----------      --------     ---------      ---------
Net assets at the end of year                                    $ 5,214,603       891,019     1,570,656      1,166,072
                                                                 ===========      ========     =========      =========

                                                                         SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------
                                                                               FIDELITY VIP
                                                                 FIDELITY VIP      ASSET
                                                                    ASSET         MANAGER    FIDELITY VIP
                                                                   MANAGER        GROWTH       BALANCED
                                                                 ------------  ------------  ------------
Operations:
   Investment income (loss) - net                                     5,303         11,604         5,749
   Net realized gains (losses) on investments                        35,509         69,231        33,718
   Net change in unrealized appreciation or depreciation
       of investments                                               (48,478)      (133,188)      (53,295)
                                                                    -------       --------      --------
Net increase (decrease) in net assets resulting from operations      (7,666)       (52,353)      (13,828)
                                                                    -------       --------      --------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                         110,329        240,278       197,904
   Policy terminations, withdrawal payments and charges            (125,208)      (263,025)     (195,497)
                                                                    -------       --------      --------
Increase (decrease) in net assets from Policy transactions          (14,879)       (22,747)        2,407
                                                                    -------       --------      --------
Increase (decrease) in net assets                                   (22,545)       (75,100)      (11,421)
Net assets at the beginning of year                                 323,986        862,924       377,556
                                                                    -------       --------      --------
Net assets at the end of year                                       301,441        787,824       366,135
                                                                    =======       ========      ========

See accompanying notes to financial statements.

                                                                                 SEGREGATED SUB-ACCOUNTS
                                                                 -------------------------------------------------------
                                                                               FIDELITY VIP                 FIDELITY VIP
                                                                 FIDELITY VIP     GROWTH      FIDELITY VIP   INVESTMENT
                                                                    GROWTH     OPPORTUNITIES    INDEX 500    GRADE BOND
                                                                 ------------  -------------  ------------  ------------
Operations:
   Investment income (loss) - net                                $     4,865          (940)        30,870       12,860
   Net realized gains (losses) on investments                        429,647       194,770        242,596       19,009
   Net change in unrealized appreciation or depreciation
      of investments                                                (420,080)     (165,257)      (241,237)      (1,467)
                                                                 -----------     ---------      ---------     --------
Net increase (decrease) in net assets resulting from operations       14,432        28,573         32,229       30,402
                                                                 -----------     ---------      ---------     --------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                        1,139,955       458,473        586,695      139,182
   Policy terminations, withdrawal payments and charges           (1,312,790)     (508,701)      (652,879)    (179,267)
                                                                 -----------     ---------      ---------     --------
Increase (decrease) in net assets from Policy transactions          (172,835)      (50,228)       (66,184)     (40,085)
                                                                 -----------     ---------      ---------     --------
Increase (decrease) in net assets                                   (158,403)      (21,655)       (33,955)      (9,683)
Net assets at the beginning of year                                4,094,894     1,006,099      1,841,970      449,771
                                                                 -----------     ---------      ---------     --------
Net assets at the end of year                                    $ 3,936,491       984,444      1,808,015      440,088
                                                                 ===========     =========      =========     ========

                                                                        SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------
                                                                 FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                    MID-CAP    MONEY MARKET    OVERSEAS
                                                                 ------------  ------------  ------------
Operations:
   Investment income (loss) - net                                         76        (1,560)      26,622
   Net realized gains (losses) on investments                        136,565            --     (171,274)
   Net change in unrealized appreciation or depreciation
      of investments                                                (622,023)           --     (265,757)
                                                                  ----------     ---------    ---------
Net increase (decrease) in net assets resulting from operations     (485,382)       (1,560)    (410,409)
                                                                  ----------     ---------    ---------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                          786,846       760,498      489,128
   Policy terminations, withdrawal payments and charges           (1,140,733)     (665,598)    (694,978)
                                                                  ----------     ---------    ---------
Increase (decrease) in net assets from Policy transactions          (353,887)       94,900     (205,850)
                                                                  ----------     ---------    ---------
Increase (decrease) in net assets                                   (839,269)       93,340     (616,259)
Net assets at the beginning of year                                4,875,051     1,070,165    2,608,415
                                                                  ----------     ---------    ---------
Net assets at the end of year                                      4,035,782     1,163,505    1,992,156
                                                                  ==========     =========    =========

See accompanying notes to financial statements.

                                                                                   SEGREGATED SUB-ACCOUNTS
                                                                 ---------------------------------------------------------
                                                                 FIDELITY VIP   FIDELITY VIP                  FIDELITY VIP
                                                                  AGGRESSIVE   DYNAMIC CAPITAL  FIDELITY VIP      VALUE
                                                                    GROWTH      APPRECIATION        VALUE       STRATEGY
                                                                 ------------  ---------------  ------------  ------------
Operations:
   Investment income (loss) - net                                  $    (320)           (9)            609         1,191
   Net realized gains (losses) on investments                         24,746        20,503          11,446        21,383
   Net change in unrealized appreciation or depreciation
      of investments                                                 (35,149)      (24,726)        (15,272)      (36,562)
                                                                   ---------       -------         -------       -------
Net increase (decrease) in net assets resulting from operations      (10,723)       (4,232)         (3,217)      (13,988)
                                                                   ---------       -------         -------       -------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                           85,702        37,496          48,255        61,101
   Policy terminations, withdrawal payments and charges             (110,867)      (63,617)        (54,143)      (55,470)
                                                                   ---------       -------         -------       -------
Increase (decrease) in net assets from Policy transactions           (25,165)      (26,121)         (5,888)        5,631
                                                                   ---------       -------         -------       -------
Increase (decrease) in net assets                                    (35,888)      (30,353)         (9,105)       (8,357)
Net assets at the beginning of year                                  155,002       234,954          85,105       151,035
                                                                   ---------       -------         -------       -------
Net assets at the end of year                                      $ 119,114       204,601          76,000       142,678
                                                                   =========       =======         =======       =======

                                                                         SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------
                                                                 FIDELITY VIP                FIDELITY VIP
                                                                    GROWTH     FIDELITY VIP    STRATEGIC
                                                                     STOCK     REAL ESTATE      INCOME
                                                                 ------------  ------------  ------------
Operations:
   Investment income (loss) - net                                       (89)        2,066        8,134
   Net realized gains (losses) on investments                         5,379        37,224        8,545
   Net change in unrealized appreciation or depreciation
      of investments                                                 (5,370)      (23,010)      (7,165)
                                                                    -------       -------      -------
Net increase (decrease) in net assets resulting from operations         (80)       16,280        9,514
                                                                    -------       -------      -------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                          37,674        88,017       81,219
   Policy terminations, withdrawal payments and charges             (37,950)      (82,429)     (99,203)
                                                                    -------       -------      -------
Increase (decrease) in net assets from Policy transactions             (276)        5,588      (17,984)
                                                                    -------       -------      -------
Increase (decrease) in net assets                                      (356)       21,868       (8,470)
Net assets at the beginning of year                                  30,535       217,269      221,212
                                                                    -------       -------      -------
Net assets at the end of year                                        30,179       239,137      212,742
                                                                    =======       =======      =======

See accompanying notes to financial statements.

                                                                                 SEGREGATED SUB-ACCOUNTS
                                                                 ------------------------------------------------------
                                                                 FIDELITY VIP  FIDELITY VIP
                                                                 INTL CAPITAL      VALUE     FIDELITY VIP  FIDELITY VIP
                                                                 APPRECIATION     LEADERS    FREEDOM 2010  FREEDOM 2015
                                                                 ------------  ------------  ------------  ------------
Operations:
   Investment income (loss) - net                                  $  1,205           82           270           200
   Net realized gains (losses) on investments                        25,407          495           563           758
   Net change in unrealized appreciation or depreciation
      of investments                                                (50,735)      (1,037)         (965)         (979)
                                                                   --------       ------        ------        ------
Net increase (decrease) in net assets resulting from operations     (24,123)        (460)         (132)          (21)
                                                                   --------       ------        ------        ------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                          60,240        6,579        11,425         7,329
   Policy terminations, withdrawal payments and charges             (69,464)      (5,517)       (6,714)       (6,613)
                                                                   --------       ------        ------        ------
Increase (decrease) in net assets from Policy transactions           (9,224)       1,062         4,711           716
                                                                   --------       ------        ------        ------
Increase (decrease) in net assets                                   (33,347)         602         4,579           695
Net assets at the beginning of year                                 204,075        5,791         9,537         9,890
                                                                   --------       ------        ------        ------
Net assets at the end of year                                      $170,728        6,393        14,116        10,585
                                                                   ========       ======        ======        ======

                                                                          SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------
                                                                 FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                 FREEDOM 2020  FREEDOM 2025  FREEDOM 2030
                                                                 ------------  ------------  ------------
Operations:
   Investment income (loss) - net                                     1,107           347        2,215
   Net realized gains (losses) on investments                         2,271         1,961       12,754
   Net change in unrealized appreciation or depreciation
      of investments                                                 (5,409)       (2,876)     (17,507)
                                                                    -------       -------      -------
Net increase (decrease) in net assets resulting from operations      (2,031)         (568)      (2,538)
                                                                    -------       -------      -------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                          50,557        17,924       67,964
   Policy terminations, withdrawal payments and charges             (21,113)      (20,673)     (72,672)
                                                                    -------       -------      -------
Increase (decrease) in net assets from Policy transactions           29,444        (2,749)      (4,708)
                                                                    -------       -------      -------
Increase (decrease) in net assets                                    27,413        (3,317)      (7,246)
Net assets at the beginning of year                                  28,581        23,618      123,567
                                                                    -------       -------      -------
Net assets at the end of year                                        55,994        20,301      116,321
                                                                    =======       =======      =======

See accompanying notes to financial statements.

                                                                                  SEGREGATED SUB-ACCOUNTS
                                                                 ------------------------------------------------------
                                                                 FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                   FREEDOM      DISCIPLINED    EMERGING    FIDELITY VIP
                                                                    INCOME       SMALL CAP      MARKETS    FREEDOM 2035
                                                                 ------------  ------------  ------------  ------------
Operations:
   Investment income (loss) - net                                   $   161           162         1,327          173
   Net realized gains (losses) on investments                           248         8,536         9,426          862
   Net change in unrealized appreciation or depreciation
      of investments                                                   (279)       (9,560)      (51,418)      (1,339)
                                                                    -------       -------       -------       ------
Net increase (decrease) in net assets resulting from operations         130          (862)      (40,665)        (304)
                                                                    -------       -------       -------       ------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                           2,776        28,378        63,844        7,379
   Policy terminations, withdrawal payments and charges              (1,829)      (25,493)      (63,724)      (3,790)
                                                                    -------       -------       -------       ------
Increase (decrease) in net assets from Policy transactions              947         2,885           120        3,589
                                                                    -------       -------       -------       ------
Increase (decrease) in net assets                                     1,077         2,023       (40,545)       3,285
Net assets at the beginning of year                                   9,156        57,161       204,100        6,587
                                                                    -------       -------       -------       ------
Net assets at the end of year                                       $10,233        59,184       163,555        9,872
                                                                    =======       =======       =======       ======

                                                                          SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------
                                                                 FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                 FREEDOM 2040  FREEDOM 2045  FREEDOM 2050
                                                                 ------------  ------------  ------------
Operations:
   Investment income (loss) - net                                      253           113           383
   Net realized gains (losses) on investments                          602           514         2,859
   Net change in unrealized appreciation or depreciation
      of investments                                                (1,474)         (860)       (4,430)
                                                                    ------        ------        ------
Net increase (decrease) in net assets resulting from operations       (619)         (233)       (1,188)
                                                                    ------        ------        ------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                          5,451         3,016         5,696
   Policy terminations, withdrawal payments and charges             (2,838)       (1,583)       (2,484)
                                                                    ------        ------        ------
Increase (decrease) in net assets from Policy transactions           2,613         1,433         3,212
                                                                    ------        ------        ------
Increase (decrease) in net assets                                    1,994         1,200         2,024
Net assets at the beginning of year                                 12,052         4,916        21,572
                                                                    ------        ------        ------
Net assets at the end of year                                       14,046         6,116        23,596
                                                                    ======        ======        ======

See accompanying notes to financial statements.

                                                                                SEGREGATED SUB-ACCOUNTS
                                                                 ------------------------------------------------------
                                                                 FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                    FUNDS          FUNDS         FUNDS         FUNDS
                                                                 MANAGER 20%    MANAGER 50%   MANAGER 60%   MANAGER 70%
                                                                 ------------  ------------  ------------  ------------
Operations:
   Investment income (loss) - net                                   $    60          120            91           142
   Net realized gains (losses) on investments                           234          132           522           107
   Net change in unrealized appreciation or depreciation
      of investments                                                   (163)        (294)         (768)         (551)
                                                                    -------       ------        ------        ------
Net increase (decrease) in net assets resulting from operations         131          (42)         (155)         (302)
                                                                    -------       ------        ------        ------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                           2,551        2,319         3,458         2,168
   Policy terminations, withdrawal payments and charges              (3,999)      (1,346)       (1,913)         (649)
                                                                    -------       ------        ------        ------
Increase (decrease) in net assets from Policy transactions           (1,448)         973         1,545         1,519
                                                                    -------       ------        ------        ------
Increase (decrease) in net assets                                    (1,317)         931         1,390         1,217
Net assets at the beginning of year                                   5,780        6,891         6,205         8,881
                                                                    -------       ------        ------        ------
Net assets at the end of year                                       $ 4,463        7,822         7,595        10,098
                                                                    =======       ======        ======        ======

                                                                     SEGREGATED SUB-ACCOUNTS
                                                                 ---------------------------------
                                                                 FIDELITY VIP   JANUS     JANUS
                                                                     FUNDS      ASPEN     ASPEN
                                                                  MANAGER 85%   FORTY    OVERSEAS
                                                                 ------------  -------  ----------
Operations:
   Investment income (loss) - net                                     1,996       (215)      8,249
   Net realized gains (losses) on investments                         3,162      5,901     105,121
   Net change in unrealized appreciation or depreciation
      of investments                                                (12,310)   (16,046) (1,769,306)
                                                                    -------    -------  ----------
Net increase (decrease) in net assets resulting from operations      (7,152)   (10,360) (1,655,936)
                                                                    -------    -------  ----------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                          90,782     43,842     491,063
   Policy terminations, withdrawal payments and charges              (8,929)   (56,163) (2,164,032)
                                                                    -------    -------  ----------
Increase (decrease) in net assets from Policy transactions           81,853    (12,321) (1,672,969)
                                                                    -------    -------  ----------
Increase (decrease) in net assets                                    74,701    (22,681) (3,328,905)
Net assets at the beginning of year                                 108,274    154,768   5,375,121
                                                                    -------    -------  ----------
Net assets at the end of year                                       182,975    132,087   2,046,216
                                                                    =======    =======  ==========

See accompanying notes to financial statements.

                                                                                SEGREGATED SUB-ACCOUNTS
                                                                 --------------------------------------------------------
                                                                 LORD ABBETT                                IVY FUNDS VIP
                                                                   MID-CAP    IVY FUNDS VIP  IVY FUNDS VIP  INTERNATIONAL
                                                                    VALUE       BALANCED        GROWTH          VALUE
                                                                 -----------  -------------  -------------  -------------
Operations:
   Investment income (loss) - net                                 $    5,577       17,776         64,919         39,829
   Net realized gains (losses) on investments                        (39,513)     167,961        (53,318)        98,961
   Net change in unrealized appreciation or depreciation
      of investments                                                 (86,859)    (117,305)        28,518       (462,613)
                                                                  ----------    ---------      ---------      ---------
Net increase (decrease) in net assets resulting from operations     (120,795)      68,432         40,119       (323,823)
                                                                  ----------    ---------      ---------      ---------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                          699,762      584,938        117,080      2,151,764
   Policy terminations, withdrawal payments and charges             (331,784)    (182,802)      (322,728)      (470,784)
                                                                  ----------    ---------      ---------      ---------
Increase (decrease) in net assets from Policy transactions           367,978      402,136       (205,648)     1,680,980
                                                                  ----------    ---------      ---------      ---------
Increase (decrease) in net assets                                    247,183      470,568       (165,529)     1,357,157
Net assets at the beginning of year                                2,449,456    1,632,955      1,761,896      2,624,387
                                                                  ----------    ---------      ---------      ---------
Net assets at the end of year                                     $2,696,639    2,103,523      1,596,367      3,981,544
                                                                  ==========    =========      =========      =========

                                                                          SEGREGATED SUB-ACCOUNTS
                                                                 -------------------------------------------
                                                                 IVY FUNDS VIP                 IVY FUNDS VIP
                                                                   SMALL CAP    IVY FUNDS VIP    MICRO-CAP
                                                                    GROWTH          VALUE         GROWTH
                                                                 -------------  -------------  -------------
Operations:
   Investment income (loss) - net                                     (1,661)          634           (617)
   Net realized gains (losses) on investments                         14,920         6,311         14,165
   Net change in unrealized appreciation or depreciation
      of investments                                                (145,126)      (22,476)       (24,981)
                                                                    --------       -------        -------
Net increase (decrease) in net assets resulting from operations     (131,867)      (15,531)       (11,433)
                                                                    --------       -------        -------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                          616,570        70,803         49,861
   Policy terminations, withdrawal payments and charges              (60,911)      (58,969)       (74,061)
                                                                    --------       -------        -------
Increase (decrease) in net assets from Policy transactions           555,659        11,834        (24,200)
                                                                    --------       -------        -------
Increase (decrease) in net assets                                    423,792        (3,697)       (35,633)
Net assets at the beginning of year                                  251,286       201,457        157,097
                                                                    --------       -------        -------
Net assets at the end of year                                        675,078       197,760        121,464
                                                                    ========       =======        =======

See accompanying notes to financial statements.

                                                                                 SEGREGATED SUB-ACCOUNTS
                                                                 --------------------------------------------------------
                                                                 IVY FUNDS VIP                 IVY FUNDS VIP      MFS
                                                                   SMALL CAP    IVY FUNDS VIP    SCIENCE &     RESEARCH
                                                                     VALUE       CORE EQUITY    TECHNOLOGY    BOND SERIES
                                                                 -------------  -------------  -------------  -----------
Operations:
   Investment income (loss) - net                                   $   (513)           77             (13)       6,447
   Net realized gains (losses) on investments                          9,965         7,353         170,580        4,125
   Net change in unrealized appreciation or depreciation
      of investments                                                 (96,863)       (8,030)       (357,181)       5,945
                                                                    --------       -------       ---------      -------
Net increase (decrease) in net assets resulting from operations      (87,411)         (600)       (186,614)      16,517
                                                                    --------       -------       ---------      -------

Policy transactions (notes 3 and 6):
   Policy purchase payments                                          595,251        55,667         607,244      372,239
   Policy terminations, withdrawal payments and charges              (37,573)      (16,598)       (247,210)     (71,834)
                                                                    --------       -------       ---------      -------
Increase (decrease) in net assets from Policy transactions           557,678        39,069         360,034      300,405
                                                                    --------       -------       ---------      -------
Increase (decrease) in net assets                                    470,267        38,469         173,420      316,922
Net assets at the beginning of year                                  114,681        50,736       2,591,654       51,610
                                                                    --------       -------       ---------      -------
Net assets at the end of year                                       $584,948        89,205       2,765,074      368,532
                                                                    ========       =======       =========      =======

                                                                        SEGREGATED SUB-ACCOUNTS
                                                                 ------------------------------------
                                                                 MFS VIT II
                                                                  EMERGING   OPPENHEIMER  OPPENHEIMER
                                                                   MARKET       GLOBAL     MS SMALL
                                                                   EQUITY*    SECURITIES   & MID-CAP
                                                                 ----------  -----------  -----------
Operations:
   Investment income (loss) - net                                     141        3,188          (4)
   Net realized gains (losses) on investments                         782         (220)     (2,132)
   Net change in unrealized appreciation or depreciation
      of investments                                               (6,246)     (39,979)       (630)
                                                                   ------      -------      ------
Net increase (decrease) in net assets resulting from operations    (5,323)     (37,011)     (2,766)
                                                                   ------      -------      ------

Policy transactions (notes 3 and 6):
   Policy purchase payments                                        92,825      430,733      52,396
   Policy terminations, withdrawal payments and charges            (1,754)     (53,548)     (8,443)
                                                                   ------      -------      ------
Increase (decrease) in net assets from Policy transactions         91,071      377,185      43,953
                                                                   ------      -------      ------
Increase (decrease) in net assets                                  85,748      340,174      41,187
Net assets at the beginning of year                                    --      189,154          --
                                                                   ------      -------      ------
Net assets at the end of year                                      85,748      529,328      41,187
                                                                   ======      =======      ======

* For the period from  May 24, 2011 through December 31, 2011.

See accompanying notes to financial statements.

                                                                       SEGREGATED SUB-ACCOUNTS
                                                                 -----------------------------------
                                                                  PIONEER     VAN ECK
                                                                  MID CAP     GLOBAL
                                                                   VALUE    HARD ASSETS     TOTAL
                                                                 ---------  -----------  -----------
Operations:
   Investment income (loss) - net                                 $    954      46,744       383,903
   Net realized gains (losses) on investments                        7,296     114,335     3,156,536
   Net change in unrealized appreciation or depreciation
      of investments                                               (14,390)   (925,084)   (6,206,449)
                                                                  --------   ---------   -----------
Net increase (decrease) in net assets resulting from operations     (6,140)   (764,005)   (2,666,010)
                                                                  --------   ---------   -----------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                         84,516   1,136,498    32,642,631
   Policy terminations, withdrawal payments and charges            (49,643)   (488,158)  (32,316,736)
                                                                  --------   ---------   -----------
Increase (decrease) in net assets from Policy transactions          34,873     648,340       325,895
                                                                  --------   ---------   -----------
Increase (decrease) in net assets                                   28,733    (115,665)   (2,340,115)
Net assets at the beginning of year                                 56,321   4,130,790   168,269,274
                                                                  --------   ---------   -----------
Net assets at the end of year                                     $ 85,054   4,015,125   165,929,159
                                                                  ========   =========   ===========

See accompanying notes to financial statements.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                             SEGREGATED SUB-ACCOUNTS
                                                                 ------------------------------------------------
                                                                                            ADVANTUS    ADVANTUS
                                                                   ADVANTUS    ADVANTUS      INDEX      MORTGAGE
                                                                     BOND        MONEY        500      SECURITIES
                                                                   CLASS 2      MARKET      CLASS 2      CLASS 2
                                                                 -----------  ----------  -----------  ----------
Operations:
   Investment income (loss) - net                                $    (9,462)     (2,156)     (61,210)      (608)
   Net realized gains (losses) on investments                        200,432          --      572,079        247
   Net change in unrealized appreciation or depreciation
      of investments                                                 693,170          --    7,802,550     35,312
                                                                 -----------  ----------  -----------   --------
Net increase (decrease) in net assets resulting from operations      884,140      (2,156)   8,313,419     34,951
                                                                 -----------  ----------  -----------   --------
Policy transactions (notes 3 and 6):
      Policy purchase payments                                     5,420,185   3,322,291    6,754,898    203,045
      Policy terminations, withdrawal payments and charges        (1,957,995) (4,499,028) (21,884,752)  (181,684)
                                                                 -----------  ----------  -----------   --------
Increase (decrease) in net assets from Policy transactions         3,462,190  (1,176,737) (15,129,854)    21,361
                                                                 -----------  ----------  -----------   --------
Increase (decrease) in net assets                                  4,346,330  (1,178,893)  (6,816,435)    56,312
Net assets at the beginning of year                                9,049,447   5,114,103   68,668,819    574,284
                                                                 -----------  ----------  -----------   --------
Net assets at the end of year                                    $13,395,777   3,935,210   61,852,384    630,596
                                                                 ===========  ==========  ===========   ========

                                                                        SEGREGATED SUB-ACCOUNTS
                                                                 --------------------------------------
                                                                    ADVANTUS     ADVANTUS    ADVANTUS
                                                                 INTERNATIONAL  INDEX 400   REAL ESTATE
                                                                     BOND        MID-CAP    SECURITIES
                                                                    CLASS 2      CLASS 2      CLASS 2
                                                                 -------------  ----------  -----------
Operations:
   Investment income (loss) - net                                     (3,097)       (2,385)       (300)
   Net realized gains (losses) on investments                          8,435       419,422     (86,096)
   Net change in unrealized appreciation or depreciation
      of investments                                                 145,510     6,134,878     519,769
                                                                   ---------    ----------   ---------
Net increase (decrease) in net assets resulting from operations      150,848     6,551,915     433,373
                                                                   ---------    ----------   ---------
Policy transactions (notes 3 and 6):
      Policy purchase payments                                       565,508    10,990,194     758,963
      Policy terminations, withdrawal payments and charges           (43,847)   (4,629,821)   (466,934)
                                                                   ---------    ----------   ---------
Increase (decrease) in net assets from Policy transactions           521,661     6,360,373     292,029
                                                                   ---------    ----------   ---------
Increase (decrease) in net assets                                    672,509    12,912,288     725,402
Net assets at the beginning of year                                1,057,787    21,137,548   1,482,118
                                                                   ---------    ----------   ---------
Net assets at the end of year                                      1,730,296    34,049,836   2,207,520
                                                                   =========    ==========   =========

See accompanying notes to financial statements.

                                                                                 SEGREGATED SUB-ACCOUNTS
                                                                 -------------------------------------------------------
                                                                               FIDELITY VIP
                                                                 FIDELITY VIP    GROWTH &    FIDELITY VIP   FIDELITY VIP
                                                                  CONTRAFUND      INCOME     EQUITY-INCOME   HIGH INCOME
                                                                 ------------  ------------  -------------  ------------
Operations:
   Investment income (loss) - net                                 $    48,449       3,787          21,795        79,052
   Net realized gains (losses) on investments                        (454,379)     (6,274)       (578,290)      (43,556)
   Net change in unrealized appreciation or depreciation
      of investments                                                1,180,963     114,895         824,642       106,569
                                                                  -----------    --------      ----------     ---------
Net increase (decrease) in net assets resulting from operations       775,033     112,408         268,147       142,065
                                                                  -----------    --------      ----------     ---------
Policy transactions (notes 3 and 6):
      Policy purchase payments                                      1,413,709     347,476         280,897       231,649
      Policy terminations, withdrawal payments and charges         (1,563,139)   (374,857)     (1,048,443)     (342,225)
                                                                  -----------    --------      ----------     ---------
Increase (decrease) in net assets from Policy transactions           (149,430)    (27,381)       (767,546)     (110,576)
                                                                  -----------    --------      ----------     ---------
Increase (decrease) in net assets                                     625,603      85,027        (499,399)       31,489
Net assets at the beginning of year                                 4,837,579     811,773       2,242,203     1,077,434
                                                                  -----------    --------      ----------     ---------
Net assets at the end of year                                     $ 5,463,182     896,800       1,742,804     1,108,923
                                                                  ===========    ========      ==========     =========

                                                                           SEGREGATED SUB-ACCOUNTS
                                                                 ------------------------------------------
                                                                 FIDELITY VIP   FIDELITY VIP
                                                                     ASSET         ASSET       FIDELITY VIP
                                                                    MANAGER    MANAGER GROWTH    BALANCED
                                                                 ------------  --------------  ------------
Operations:
   Investment income (loss) - net                                     4,286          7,331          4,955
   Net realized gains (losses) on investments                        10,431        (49,255)        56,584
   Net change in unrealized appreciation or depreciation
      of investments                                                 28,203        162,892         (8,295)
                                                                   --------       --------       --------
Net increase (decrease) in net assets resulting from operations      42,920        120,968         53,244
                                                                   --------       --------       --------
Policy transactions (notes 3 and 6):
      Policy purchase payments                                      126,721        243,157        208,010
      Policy terminations, withdrawal payments and charges         (181,403)      (318,666)      (204,233)
                                                                   --------       --------       --------
Increase (decrease) in net assets from Policy transactions          (54,682)       (75,509)         3,777
                                                                   --------       --------       --------
Increase (decrease) in net assets                                   (11,762)        45,459         57,021
Net assets at the beginning of year                                 335,748        817,465        320,535
                                                                   --------       --------       --------
Net assets at the end of year                                       323,986        862,924        377,556
                                                                   ========       ========       ========

See accompanying notes to financial statements.

                                                                                 SEGREGATED SUB-ACCOUNTS
                                                                 -------------------------------------------------------
                                                                               FIDELITY VIP                 FIDELITY VIP
                                                                 FIDELITY VIP     GROWTH      FIDELITY VIP   INVESTMENT
                                                                    GROWTH     OPPORTUNITIES    INDEX 500    GRADE BOND
                                                                 ------------  -------------  ------------  ------------
Operations:
   Investment income (loss) - net                                 $     3,818         (393)        59,935       14,411
   Net realized gains (losses) on investments                        (492,549)      53,718       (101,554)      40,009
   Net change in unrealized appreciation or depreciation
      of investments                                                1,290,427      140,297        273,594      (12,004)
                                                                  -----------    ---------      ---------     --------
Net increase (decrease) in net assets resulting from operations       801,696      193,622        231,975       42,416
                                                                  -----------    ---------      ---------     --------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                         1,162,831      394,888        616,489      166,836
   Policy terminations, withdrawal payments and charges            (1,502,771)    (503,062)      (710,629)    (354,055)
                                                                  -----------    ---------      ---------     --------
Increase (decrease) in net assets from Policy transactions           (339,940)    (108,174)       (94,140)    (187,219)
                                                                  -----------    ---------      ---------     --------
Increase (decrease) in net assets                                     461,756       85,448        137,835     (144,803)
Net assets at the beginning of year                                 3,633,138      920,651      1,704,135      594,574
                                                                  -----------    ---------      ---------     --------
Net assets at the end of year                                     $ 4,094,894    1,006,099      1,841,970      449,771
                                                                  ===========    =========      =========     ========

                                                                         SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------
                                                                 FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                    MID-CAP    MONEY MARKET    OVERSEAS
                                                                 ------------  ------------  ------------
Operations:
   Investment income (loss) - net                                     12,147          (81)       27,215
   Net realized gains (losses) on investments                       (292,882)          --      (523,313)
   Net change in unrealized appreciation or depreciation
      of investments                                               1,418,869           --       788,544
                                                                  ----------    ---------     ---------
Net increase (decrease) in net assets resulting from operations    1,138,134          (81)      292,446
                                                                  ----------    ---------     ---------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                          737,969      878,342       520,242
   Policy terminations, withdrawal payments and charges           (1,357,075)    (857,853)     (854,120)
                                                                  ----------    ---------     ---------
Increase (decrease) in net assets from Policy transactions          (619,106)      20,489      (333,878)
                                                                  ----------    ---------     ---------
Increase (decrease) in net assets                                    519,028       20,408       (41,432)
Net assets at the beginning of year                                4,356,023    1,049,757     2,649,847
                                                                  ----------    ---------     ---------
Net assets at the end of year                                      4,875,051    1,070,165     2,608,415
                                                                  ==========    =========     =========

See accompanying notes to financial statements.

                                                                                 SEGREGATED SUB-ACCOUNTS
                                                                 ---------------------------------------------------------
                                                                 FIDELITY VIP   FIDELITY VIP                  FIDELITY VIP
                                                                  AGGRESSIVE   DYNAMIC CAPITAL  FIDELITY VIP      VALUE
                                                                    GROWTH      APPRECIATION        VALUE       STRATEGY
                                                                 ------------  ---------------  ------------  ------------
Operations:
   Investment income (loss) - net                                 $    (396)            (91)           899           372
   Net realized gains (losses) on investments                        36,623         (23,542)        16,004         6,596
   Net change in unrealized appreciation or depreciation
      of investments                                                 (2,355)         60,880         (3,925)       27,795
                                                                  ---------        --------        -------       -------
Net increase (decrease) in net assets resulting from operations      33,872          37,247         12,978        34,763
                                                                  ---------        --------        -------       -------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                          82,077         103,139         39,490        68,423
   Policy terminations, withdrawal payments and charges            (122,979)       (101,142)       (44,600)      (94,463)
                                                                  ---------        --------        -------       -------
Increase (decrease) in net assets from Policy transactions          (40,902)          1,997         (5,110)      (26,040)
                                                                  ---------        --------        -------       -------
Increase (decrease) in net assets                                    (7,030)         39,244          7,868         8,723
Net assets at the beginning of year                                 162,032         195,710         77,237       142,312
                                                                  ---------        --------        -------       -------
Net assets at the end of year                                     $ 155,002         234,954         85,105       151,035
                                                                  =========        ========        =======       =======

                                                                         SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------
                                                                 FIDELITY VIP                FIDELITY VIP
                                                                    GROWTH     FIDELITY VIP    STRATEGIC
                                                                     STOCK     REAL ESTATE      INCOME
                                                                 ------------  ------------  ------------
Operations:
   Investment income (loss) - net                                       (64)        2,273         9,073
   Net realized gains (losses) on investments                         7,802        31,901        18,023
   Net change in unrealized appreciation or depreciation
      of investments                                                 (4,380)       12,141       (14,103)
                                                                    -------       -------      --------
Net increase (decrease) in net assets resulting from operations       3,358        46,315        12,993
                                                                    -------       -------      --------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                          67,168        89,740       226,416
   Policy terminations, withdrawal payments and charges             (80,567)      (68,561)     (126,495)
                                                                    -------       -------      --------
Increase (decrease) in net assets from Policy transactions          (13,399)       21,179        99,921
                                                                    -------       -------      --------
Increase (decrease) in net assets                                   (10,041)       67,494       112,914
Net assets at the beginning of year                                  40,576       149,775       108,298
                                                                    -------       -------      --------
Net assets at the end of year                                        30,535       217,269       221,212
                                                                    =======       =======      ========

See accompanying notes to financial statements.

                                                                                 SEGREGATED SUB-ACCOUNTS
                                                                 ------------------------------------------------------
                                                                 FIDELITY VIP  FIDELITY VIP
                                                                 INTL CAPITAL      VALUE     FIDELITY VIP  FIDELITY VIP
                                                                 APPRECIATION     LEADERS    FREEDOM 2010  FREEDOM 2015
                                                                 ------------  ------------  ------------  ------------
Operations:
   Investment income (loss) - net                                  $  2,227            51           171          198
   Net realized gains (losses) on investments                        10,496         2,559         1,234          989
   Net change in unrealized appreciation or depreciation
      of investments                                                 14,012        (2,030)         (385)        (117)
                                                                   --------       -------       -------       ------
Net increase (decrease) in net assets resulting from operations      26,735           580         1,020        1,070
                                                                   --------       -------       -------       ------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                          85,129        12,227        11,591        6,683
   Policy terminations, withdrawal payments and charges             (67,260)      (18,382)      (12,934)      (4,397)
                                                                   --------       -------       -------       ------
Increase (decrease) in net assets from Policy transactions           17,869        (6,155)       (1,343)       2,286
                                                                   --------       -------       -------       ------
Increase (decrease) in net assets                                    44,604        (5,575)         (323)       3,356
Net assets at the beginning of year                                 159,471        11,366         9,860        6,534
                                                                   --------       -------       -------       ------
Net assets at the end of year                                      $204,075         5,791         9,537        9,890
                                                                   ========       =======       =======       ======

                                                                          SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------
                                                                 FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                 FREEDOM 2020  FREEDOM 2025  FREEDOM 2030
                                                                 ------------  ------------  ------------
Operations:
   Investment income (loss) - net                                      527            414        2,042
   Net realized gains (losses) on investments                        2,892          2,735       14,893
   Net change in unrealized appreciation or depreciation
      of investments                                                  (138)           183         (231)
                                                                   -------        -------      -------
Net increase (decrease) in net assets resulting from operations      3,281          3,332       16,704
                                                                   -------        -------      -------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                         25,482         22,832       62,207
   Policy terminations, withdrawal payments and charges            (18,976)       (18,728)     (49,827)
                                                                   -------        -------      -------
Increase (decrease) in net assets from Policy transactions           6,506          4,104       12,380
                                                                   -------        -------      -------
Increase (decrease) in net assets                                    9,787          7,436       29,084
Net assets at the beginning of year                                 18,794         16,182       94,483
                                                                   -------        -------      -------
Net assets at the end of year                                       28,581         23,618      123,567
                                                                   =======        =======      =======

See accompanying notes to financial statements.

                                                                                SEGREGATED SUB-ACCOUNTS
                                                                 ------------------------------------------------------
                                                                 FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                   FREEDOM      DISCIPLINED    EMERGING    FIDELITY VIP
                                                                    INCOME       SMALL CAP      MARKETS    FREEDOM 2035
                                                                 ------------  ------------  ------------  ------------
Operations:
   Investment income (loss) - net                                   $   149            51         1,291          164
   Net realized gains (losses) on investments                           662         5,509        20,101          559
   Net change in unrealized appreciation or depreciation
      of investments                                                   (160)        6,321         5,363          160
                                                                    -------       -------       -------        -----
Net increase (decrease) in net assets resulting from operations         651        11,881        26,755          883
                                                                    -------       -------       -------        -----
Policy transactions (notes 3 and 6):
   Policy purchase payments                                           3,650        25,286       117,169        2,392
   Policy terminations, withdrawal payments and charges              (5,276)      (29,261)      (78,409)        (848)
                                                                    -------       -------       -------        -----
Increase (decrease) in net assets from Policy transactions           (1,626)       (3,975)       38,760        1,544
                                                                    -------       -------       -------        -----
Increase (decrease) in net assets                                      (975)        7,906        65,515        2,427
Net assets at the beginning of year                                  10,131        49,255       138,585        4,160
                                                                    -------       -------       -------        -----
Net assets at the end of year                                       $ 9,156        57,161       204,100        6,587
                                                                    =======       =======       =======        =====

                                                                          SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------
                                                                 FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                 FREEDOM 2040  FREEDOM 2045  FREEDOM 2050
                                                                 ------------  ------------  ------------
Operations:
   Investment income (loss) - net                                      190            79           319
   Net realized gains (losses) on investments                        1,608           494         1,217
   Net change in unrealized appreciation or depreciation
      of investments                                                  (196)          125         1,623
                                                                    ------         -----        ------
Net increase (decrease) in net assets resulting from operations      1,602           698         3,159
                                                                    ------         -----        ------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                          7,344           577         4,993
   Policy terminations, withdrawal payments and charges             (1,063)         (332)       (2,780)
                                                                    ------         -----        ------
Increase (decrease) in net assets from Policy transactions           6,281           245         2,213
                                                                    ------         -----        ------
Increase (decrease) in net assets                                    7,883           943         5,372
Net assets at the beginning of year                                  4,169         3,973        16,200
                                                                    ------         -----        ------
Net assets at the end of year                                       12,052         4,916        21,572
                                                                    ======         =====        ======

See accompanying notes to financial statements.

                                                                                SEGREGATED SUB-ACCOUNTS
                                                                 ------------------------------------------------------
                                                                 FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                                    FUNDS          FUNDS         FUNDS         FUNDS
                                                                 MANAGER 20%    MANAGER 50%   MANAGER 60%   MANAGER 70%
                                                                 ------------  ------------  ------------  ------------
Operations:
   Investment income (loss) - net                                   $    78            45           62             85
   Net realized gains (losses) on investments                           209         1,843          169            357
   Net change in unrealized appreciation or depreciation
      of investments                                                     82            18          427            282
                                                                    -------       -------        -----        -------
Net increase (decrease) in net assets resulting from operations         369         1,906          658            724
                                                                    -------       -------        -----        -------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                           6,790        51,566        2,277            916
   Policy terminations, withdrawal payments and charges              (5,268)      (50,310)        (805)       (10,228)
                                                                    -------       -------        -----        -------
Increase (decrease) in net assets from Policy transactions            1,522         1,256        1,472         (9,312)
                                                                    -------       -------        -----        -------
Increase (decrease) in net assets                                     1,891         3,162        2,130         (8,588)
Net assets at the beginning of year                                   3,889         3,729        4,075         17,469
                                                                    -------       -------        -----        -------
Net assets at the end of year                                       $ 5,780         6,891        6,205          8,881
                                                                    =======       =======        =====        =======

                                                                       SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------
                                                                 FIDELITY VIP   JANUS
                                                                     FUNDS      ASPEN   JANUS ASPEN
                                                                  MANAGER 85%   FORTY    OVERSEAS
                                                                 ------------  -------  -----------
Operations:
   Investment income (loss) - net                                       884       (235)      16,556
   Net realized gains (losses) on investments                           951      2,067       54,801
   Net change in unrealized appreciation or depreciation
      of investments                                                 12,668      7,026      999,418
                                                                    -------    -------   ----------
Net increase (decrease) in net assets resulting from operations      14,503      8,858    1,070,775
                                                                    -------    -------   ----------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                           9,613     33,117    2,163,687
   Policy terminations, withdrawal payments and charges              (2,686)   (31,380)  (1,132,764)
                                                                    -------    -------   ----------
Increase (decrease) in net assets from Policy transactions            6,927      1,737    1,030,923
                                                                    -------    -------   ----------
Increase (decrease) in net assets                                    21,430     10,595    2,101,698
Net assets at the beginning of year                                  86,844    144,173    3,273,423
                                                                    -------    -------   ----------
Net assets at the end of year                                       108,274    154,768    5,375,121
                                                                    =======    =======   ==========

See accompanying notes to financial statements.

                                                                                 SEGREGATED SUB-ACCOUNTS
                                                                 --------------------------------------------------------
                                                                 LORD ABBETT                                IVY FUNDS VIP
                                                                   MID-CAP    IVY FUNDS VIP  IVY FUNDS VIP  INTERNATIONAL
                                                                    VALUE       BALANCED        GROWTH          VALUE
                                                                 -----------  -------------  -------------  -------------
Operations:
   Investment income (loss) - net                                 $    8,789       25,418          8,419         29,501
   Net realized gains (losses) on investments                       (253,896)      57,744       (212,018)      (254,670)
   Net change in unrealized appreciation or depreciation
      of investments                                                 752,441      149,197        398,589        546,975
                                                                  ----------    ---------      ---------      ---------
Net increase (decrease) in net assets resulting from operations      507,334      232,359        194,990        321,806
                                                                  ----------    ---------      ---------      ---------

Policy transactions (notes 3 and 6):
   Policy purchase payments                                          528,530      442,681        321,011        708,387
   Policy terminations, withdrawal payments and charges             (433,821)    (295,860)      (427,810)      (664,952)
                                                                  ----------    ---------      ---------      ---------
Increase (decrease) in net assets from Policy transactions            94,709      146,821       (106,799)        43,435
                                                                  ----------    ---------      ---------      ---------
Increase (decrease) in net assets                                    602,043      379,180         88,191        365,241
Net assets at the beginning of year                                1,847,413    1,253,775      1,673,705      2,259,146
                                                                  ----------    ---------      ---------      ---------
Net assets at the end of year                                     $2,449,456    1,632,955      1,761,896      2,624,387
                                                                  ==========    =========      =========      =========

                                                                           SEGREGATED SUB-ACCOUNTS
                                                                 -------------------------------------------
                                                                 IVY FUNDS VIP                 IVY FUNDS VIP
                                                                   SMALL CAP    IVY FUNDS VIP    MICRO-CAP
                                                                    GROWTH          VALUE         GROWTH
                                                                 -------------  -------------  -------------
Operations:
   Investment income (loss) - net                                      (872)           906           (549)
   Net realized gains (losses) on investments                        (6,315)       (14,691)         3,546
   Net change in unrealized appreciation or depreciation
      of investments                                                 61,903         46,544         43,067
                                                                    -------        -------        -------
Net increase (decrease) in net assets resulting from operations      54,716         32,759         46,064
                                                                    -------        -------        -------

Policy transactions (notes 3 and 6):
   Policy purchase payments                                          58,276         48,634         20,403
   Policy terminations, withdrawal payments and charges             (48,674)       (60,440)       (21,986)
                                                                    -------        -------        -------
Increase (decrease) in net assets from Policy transactions            9,602        (11,806)        (1,583)
                                                                    -------        -------        -------
Increase (decrease) in net assets                                    64,318         20,953         44,481
Net assets at the beginning of year                                 186,968        180,504        112,616
                                                                    -------        -------        -------
Net assets at the end of year                                       251,286        201,457        157,097
                                                                    =======        =======        =======

See accompanying notes to financial statements.

                                                                                 SEGREGATED SUB-ACCOUNTS
                                                                 ---------------------------------------------------------
                                                                 IVY FUNDS VIP                 IVY FUNDS VIP       MFS
                                                                   SMALL CAP    IVY FUNDS VIP    SCIENCE &      RESEARCH
                                                                     VALUE       CORE EQUITY    TECHNOLOGY    BOND SERIES*
                                                                 -------------  -------------  -------------  ------------
Operations:
   Investment income (loss) - net                                   $   (339)          279             (12)          (3)
   Net realized gains (losses) on investments                         (3,908)       (5,728)          1,412           58
   Net change in unrealized appreciation or depreciation
      of investments                                                  29,046        14,714         286,043         (326)
                                                                    --------       -------       ---------       ------
Net increase (decrease) in net assets resulting from operations       24,799         9,265         287,443         (271)
                                                                    --------       -------       ---------       ------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                           26,426        12,007         882,843       55,853
   Policy terminations, withdrawal payments and charges              (48,797)      (28,899)       (560,076)      (3,972)
                                                                    --------       -------       ---------       ------
Increase (decrease) in net assets from Policy transactions           (22,371)      (16,892)        322,767       51,881
                                                                    --------       -------       ---------       ------
Increase (decrease) in net assets                                      2,428        (7,627)        610,210       51,610
Net assets at the beginning of year                                  112,253        58,363       1,981,444           --
                                                                    --------       -------       ---------       ------
Net assets at the end of year                                       $114,681        50,736       2,591,654       51,610
                                                                    ========       =======       =========       ======

                                                                      SEGREGATED SUB-ACCOUNTS
                                                                 ---------------------------------
                                                                 OPPENHEIMER  PIONEER    VAN ECK
                                                                   GLOBAL     MID CAP    GLOBAL
                                                                 SECURITIES*   VALUE*  HARD ASSETS
                                                                 -----------  -------  -----------
Operations:
   Investment income (loss) - net                                        (3)       (3)     10,037
   Net realized gains (losses) on investments                        11,531     1,134    (152,681)
   Net change in unrealized appreciation or depreciation
      of investments                                                  3,074     6,572   1,100,774
                                                                   --------   -------   ---------
Net increase (decrease) in net assets resulting from operations      14,602     7,703     958,130
                                                                   --------   -------   ---------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                         292,414    61,088   1,435,921
   Policy terminations, withdrawal payments and charges            (117,862)  (12,470)   (931,435)
                                                                   --------   -------   ---------
Increase (decrease) in net assets from Policy transactions          174,552    48,618     504,486
                                                                   --------   -------   ---------
Increase (decrease) in net assets                                   189,154    56,321   1,462,616
Net assets at the beginning of year                                      --        --   2,668,174
                                                                   --------   -------   ---------
Net assets at the end of year                                       189,154    56,321   4,130,790
                                                                   ========   =======   =========

* Period from September 1, 2010 through December 31, 2010

See accompanying notes to financial statements.

                                                                 SEGREGATED SUB-ACCOUNTS
                                                                 -----------------------
                                                                         TOTAL
                                                                      ------------
Operations:
   Investment income (loss) - net                                     $    326,471
   Net realized gains (losses) on investments                           (1,875,521)
   Net change in unrealized appreciation or depreciation
      of investments                                                    26,199,902
                                                                      ------------
Net increase (decrease) in net assets resulting from operations         24,650,852
                                                                      ------------
Policy transactions (notes 3 and 6):
   Policy purchase payments                                             43,570,755
   Policy terminations, withdrawal payments and charges                (49,674,367)
                                                                      ------------
Increase (decrease) in net assets from Policy transactions              (6,103,612)
                                                                      ------------
Increase (decrease) in net assets                                       18,547,240
Net assets at the beginning of year                                    149,722,034
                                                                      ------------
Net assets at the end of year                                         $168,269,274
                                                                      ============

See accompanying notes to financial statements.

                                           ADVANTUS    ADVANTUS    ADVANTUS     ADVANTUS      ADVANTUS    ADVANTUS
                               ADVANTUS      MONEY      INDEX      MORTGAGE   INTERNATIONAL   INDEX 400  REAL ESTATE
                                 BOND       MARKET       500      SECURITIES      BOND         MID-CAP   SECURITIES
                              ----------  ----------  ----------  ----------  -------------  ----------  -----------
Beginning Cost (12/31/2010)   12,401,455   3,935,210  54,630,108     597,064    1,427,220    27,533,733   1,677,127

Purchases at cost              2,885,806   3,061,701   6,837,088      91,185      517,251     2,244,886     585,649
cost of sales                 (1,615,070) (2,453,181) (8,127,254)    (68,832)     (24,979)   (4,899,784)   (205,938)

Ending cost                   13,672,191   4,543,730  53,339,942     619,417    1,919,492    24,878,835   2,056,838

Per report                    13,672,191   4,543,730  53,339,942     619,417    1,919,492    24,878,835   2,056,838

Difference                            --          --          --          --           --            --          --

Cost Adjustment

Beginning Cost (12/31/2010)   12,401,455   3,935,210  54,630,108     597,064    1,427,220    27,533,733   1,677,127
Beginning MV (12/31/2010)     13,395,777   3,935,210  61,852,384     630,596    1,730,296    34,049,836   2,207,520
Unrealized                       994,322           0   7,222,276      33,532      303,076     6,516,103     530,393

Ending cost                   13,672,191   4,543,730  53,339,942     619,417    1,919,492    24,878,835   2,056,838
Ending Market Value           15,568,674   4,543,401  61,595,282     689,001    2,190,593    29,958,010   2,692,644
Unrealized                     1,896,483        (329)  8,255,340      69,584      271,101     5,079,175     635,806

Change in unrealized             902,161        (329)  1,033,064      36,052      (31,975)   (1,436,928)    105,413

per report                       902,161        (329)  1,033,064      36,052      (31,975)   (1,436,928)    105,413

Difference                            --          --          --          --           --            --          --

                                           FIDELITY VIP                               FIDELITY VIP   FIDELITY VIP
                             FIDELITY VIP    GROWTH &     FIDELITY VIP  FIDELITY VIP      ASSET         ASSET       FIDELITY VIP
                              CONTRAFUND      INCOME     EQUITY-INCOME   HIGH INCOME     MANAGER    MANAGER GROWTH    BALANCED
                             ------------  ------------  -------------  ------------  ------------  --------------  ------------
Beginning Cost (12/31/2010)    4,483,486       725,883     1,731,230      1,016,946       275,324       687,723       329,743

Purchases at cost              1,398,713       376,572       328,072        389,554       117,256       253,881       204,883
cost of sales                 (1,310,182)     (267,062)     (514,625)      (276,136)      (91,323)     (195,793)     (163,009)

Ending cost                    4,572,017       835,393     1,544,677      1,130,364       301,257       745,811       371,617

Per report                     4,572,017       835,393     1,544,677      1,130,364       301,257       745,811       371,617

Difference                            --            --            --             --            --            --            --

Cost Adjustment

Beginning Cost (12/31/2010)    4,483,486       725,883     1,731,230      1,016,946       275,324       687,723       329,743
Beginning MV (12/31/2010)      5,463,182       896,800     1,742,804      1,108,923       323,986       862,924       377,556
Unrealized                       979,696       170,917        11,574         91,977        48,662       175,201        47,813

Ending cost                    4,572,017       835,393     1,544,677      1,130,364       301,257       745,811       371,617
Ending Market Value            5,214,603       891,019     1,570,656      1,166,072       301,441       787,824       366,135
Unrealized                       642,586        55,626        25,979         35,708           184        42,013        (5,482)

Change in unrealized            (337,110)     (115,291)       14,405        (56,269)      (48,478)     (133,188)      (53,295)

per report                      (337,110)     (115,291)       14,405        (56,269)      (48,478)     (133,188)      (53,295)

Difference                            --            --            --             --            --            --            --

                                            FIDELITY VIP                FIDELITY VIP
                             FIDELITY VIP     GROWTH      FIDELITY VIP   INVESTMENT   FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                GROWTH     OPPORTUNITIES    INDEX 500    GRADE BOND      MID-CAP    MONEY MARKET    OVERSEAS
                             ------------  -------------  ------------  ------------  ------------  ------------  ------------
Beginning Cost (12/31/2010)    3,085,352       753,350      1,499,592      449,434      3,769,145     1,070,165     2,386,908

Purchases at cost              1,160,968       457,953        659,471      163,962        797,885       759,705       522,189
cost of sales                   (899,291)     (314,351)      (452,189)    (172,178)    (1,015,131)     (666,365)     (872,691)

Ending cost                    3,347,029       896,952      1,706,874      441,218      3,551,899     1,163,505     2,036,406

Per report                     3,347,029       896,952      1,706,874      441,218      3,551,899     1,163,505     2,036,406

Difference                            --            --             --           --             --            --            --

Cost Adjustment

Beginning Cost (12/31/2010)    3,085,352       753,350      1,499,592      449,434      3,769,145     1,070,165     2,386,908
Beginning MV (12/31/2010)      4,094,894     1,006,099      1,841,970      449,771      4,875,051     1,070,165     2,608,415
Unrealized                     1,009,542       252,749        342,378          337      1,105,906             0       221,507

Ending cost                    3,347,029       896,952      1,706,874      441,218      3,551,899     1,163,505     2,036,406
Ending Market Value            3,936,491       984,444      1,808,015      440,088      4,035,782     1,163,505     1,992,156
Unrealized                       589,462        87,492        101,141       (1,130)       483,883            --       (44,250)

Change in unrealized            (420,080)     (165,257)      (241,237)      (1,467)      (622,023)           --      (265,757)

per report                      (420,080)     (165,257)      (241,237)      (1,467)      (622,023)            0      (265,757)

Difference                            --            --             --           --             --            --            --


                             FIDELITY VIP    FIDELITY VIP                 FIDELITY VIP  FIDELITY VIP                FIDELITY VIP
                              AGGRESSIVE   DYNAMIC CAPITAL  FIDELITY VIP      VALUE        GROWTH     FIDELITY VIP    STRATEGIC
                                GROWTH       APPRECIATION      VALUE         STRATEGY        STOCK      REAL ESTATE     INCOME
                             ------------  ---------------  ------------  ------------  ------------  ------------  ------------
Beginning Cost (12/31/2010)     124,029        183,011          70,547       112,400        26,624       162,835       226,062

Purchases at cost                85,476         37,821          48,948        62,480        37,620        90,265        94,140
cost of sales                   (86,215)       (43,448)        (42,781)      (34,275)      (32,606)      (45,387)      (95,445)

Ending cost                     123,290        177,384          76,714       140,605        31,638       207,713       224,757

Per report                      123,290        177,384          76,714       140,605        31,638       207,713       224,757

Difference                           --             --              --            --            --            --            --

Cost Adjustment

Beginning Cost (12/31/2010)     124,029        183,011          70,547       112,400        26,624       162,835       226,062
Beginning MV (12/31/2010)       155,002        234,954          85,105       151,035        30,535       217,269       221,212
Unrealized                       30,973         51,943          14,558        38,635         3,911        54,434        (4,850)

Ending cost                     123,290        177,384          76,714       140,605        31,638       207,713       224,757
Ending Market Value             119,114        204,601          76,000       142,678        30,179       239,137       212,742
Unrealized                       (4,176)        27,217            (714)        2,073        (1,459)       31,424       (12,015)

Change in unrealized            (35,149)       (24,726)        (15,272)      (36,562)       (5,370)      (23,010)       (7,165)

per report                      (35,149)       (24,726)        (15,272)      (36,562)       (5,370)      (23,010)       (7,165)

Difference                           --             --              --            --            --            --            --


                             FIDELITY VIP  FIDELITY VIP
                             INTL CAPITAL      VALUE     FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                             APPRECIATION     LEADERS    FREEDOM 2010  FREEDOM 2015  FREEDOM 2020  FREEDOM 2025  FREEDOM 2030
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
Beginning Cost (12/31/2010)      162,773         5,232         9,111         9,220        26,629        21,634       108,038

Purchases at cost                 61,883         6,672        11,789         7,603        51,962        18,371        70,659
cost of sales                    (44,495)       (5,033)       (6,245)       (5,929)      (19,140)      (18,812)      (60,398)

Ending cost                      180,161         6,871        14,655        10,894        59,451        21,193       118,299

Per report                       180,161         6,871        14,655        10,894        59,451        21,193       118,299

Difference                            --            --            --            --            --            --            --

Cost Adjustment

Beginning Cost (12/31/2010)      162,773         5,232         9,111         9,220        26,629        21,634       108,038
Beginning MV (12/31/2010)        204,075         5,791         9,537         9,890        28,581        23,618       123,567
Unrealized                        41,302           559           426           670         1,952         1,984        15,529

Ending cost                      180,161         6,871        14,655        10,894        59,451        21,193       118,299
Ending Market Value              170,728         6,393        14,116        10,585        55,994        20,301       116,321
Unrealized                        (9,433)         (478)         (539)         (309)       (3,457)         (892)       (1,978)

Change in unrealized             (50,735)       (1,037)         (965)         (979)       (5,409)       (2,876)      (17,507)

per report                       (50,735)       (1,037)         (965)         (979)       (5,409)       (2,876)      (17,507)

Difference                            --            --            --            --            --            --            --

                             FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                               FREEDOM      DISCIPLINED    EMERGING    FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                INCOME       SMALL CAP      MARKETS    FREEDOM 2035  FREEDOM 2040  FREEDOM 2045  FREEDOM 2050
                             ------------  ------------  ------------  ------------  ------------  ------------  ------------
Beginning Cost (12/31/2010)       8,830        44,210       177,548         5,573        11,438         3,908        17,957

Purchases at cost                 2,995        28,623        65,436         7,602         5,757         3,253         8,369
cost of sales                    (1,639)      (17,040)      (54,563)       (2,978)       (2,289)       (1,193)       (1,915)

Ending cost                      10,186        55,793       188,421        10,197        14,906         5,968        24,411

Per report                       10,186        55,793       188,421        10,197        14,906         5,968        24,411

Difference                           --            --            --            --            --            --            --

Cost Adjustment

Beginning Cost (12/31/2010)       8,830        44,210       177,548         5,573        11,438         3,908        17,957
Beginning MV (12/31/2010)         9,156        57,161       204,100         6,587        12,052         4,916        21,572
Unrealized                          326        12,951        26,552         1,014           614         1,008         3,615

Ending cost                      10,186        55,793       188,421        10,197        14,906         5,968        24,411
Ending Market Value              10,233        59,184       163,555         9,872        14,046         6,116        23,596
Unrealized                           47         3,391       (24,866)         (325)         (860)          148          (815)

Change in unrealized               (279)       (9,560)      (51,418)       (1,339)       (1,474)         (860)       (4,430)

per report                         (279)       (9,560)      (51,418)       (1,339)       (1,474)         (860)       (4,430)

Difference                           --            --            --            --            --            --            --

                             FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP    JANUS    JANUS ASPEN
                                FUNDS          FUNDS         FUNDS         FUNDS         FUNDS       ASPEN   INTERNATIONAL
                             MANAGER 20%    MANAGER 50%   MANAGER 60%   MANAGER 70%   MANAGER 85%    FORTY      GROWTH
                             ------------  ------------  ------------  ------------  ------------  --------  -------------
Beginning Cost (12/31/2010)      5,632         6,431         5,192         7,977        80,293      132,353     4,089,011

Purchases at cost                2,630         2,473         3,582         2,357        93,545       43,982       546,255
cost of sales                   (3,784)       (1,248)       (1,424)         (589)       (6,534)     (50,617)   (2,105,854)

Ending cost                      4,478         7,656         7,350         9,745       167,304      125,718     2,529,412

Per report                       4,478         7,656         7,350         9,745       167,304      125,718     2,529,412

Difference                          --            --            --            --            --           --            --

Cost Adjustment

Beginning Cost (12/31/2010)      5,632         6,431         5,192         7,977        80,293      132,353     4,089,011
Beginning MV (12/31/2010)        5,780         6,891         6,205         8,881       108,274      154,768     5,375,121
Unrealized                         148           460         1,013           904        27,981       22,415     1,286,110

Ending cost                      4,478         7,656         7,350         9,745       167,304      125,718     2,529,412
Ending Market Value              4,463         7,822         7,595        10,098       182,975      132,087     2,046,216
Unrealized                         (15)          166           245           353        15,671        6,369      (483,196)

Change in unrealized              (163)         (294)         (768)         (551)      (12,310)     (16,046)   (1,769,306)

per report                        (163)         (294)         (768)         (551)      (12,310)     (16,046)   (1,769,306)

Difference                          --            --            --            --            --           --            --

                             LORD ABBETT                                IVY FUNDS VIP  IVY FUNDS VIP                 IVY FUNDS VIP
                               MID-CAP    IVY FUNDS VIP  IVY FUNDS VIP  INTERNATIONAL    SMALL CAP    IVY FUNDS VIP    MICRO-CAP
                                VALUE       BALANCED        GROWTH          VALUE         GROWTH          VALUE         GROWTH
                             -----------  -------------  -------------  -------------  -------------  -------------  -------------
Beginning Cost (12/31/2010)   2,019,192     1,342,430      2,042,641      2,152,900        185,623        164,303        113,159

Purchases at cost               705,470       746,092        182,526      2,192,450        617,786         71,742         49,594
cost of sales                  (371,428)     (158,219)      (376,573)      (372,680)       (48,868)       (52,963)       (60,246)

Ending cost                   2,353,234     1,930,303      1,848,594      3,972,670        754,541        183,082        102,507

Per report                    2,353,234     1,930,303      1,848,594      3,972,670        754,541        183,082        102,507

Difference                           --            --             --             --             --             --             --

Cost Adjustment

Beginning Cost (12/31/2010)   2,019,192     1,342,430      2,042,641      2,152,900        185,623        164,303        113,159
Beginning MV (12/31/2010)     2,449,456     1,632,955      1,761,896      2,624,387        251,286        201,457        157,097
Unrealized                      430,264       290,525       (280,745)       471,487         65,663         37,154         43,938

Ending cost                   2,353,234     1,930,303      1,848,594      3,972,670        754,541        183,082        102,507
Ending Market Value           2,696,639     2,103,523      1,596,367      3,981,544        675,078        197,760        121,464
Unrealized                      343,405       173,220       (252,227)         8,874        (79,463)        14,678         18,957

Change in unrealized            (86,859)     (117,305)        28,518       (462,613)      (145,126)       (22,476)       (24,981)

per report                      (86,859)     (117,305)        28,518       (462,613)      (145,126)       (22,476)       (24,981)

Difference                           --            --             --             --             --             --             --

                                                                                            MFS
                             IVY FUNDS VIP                 IVY FUNDS VIP      MFS         VIT II      OPPENHEIMER  OPPENHEIMER
                               SMALL CAP    IVY FUNDS VIP    SCIENCE &     RESEARCH      EMERGING       GLOBAL      MS SMALL
                                 VALUE       CORE EQUITY    TECHNOLOGY    BOND SERIES  MARKET EQUITY  SECURITIES    & MID-CAP
                             -------------  -------------  -------------  -----------  -------------  -----------  -----------
Beginning Cost (12/31/2010)       82,755        40,025       2,125,965        51,936                     186,080

Purchases at cost                595,210        58,650         708,794       381,473        94,078       433,931       52,396
cost of sales                    (28,080)      (12,151)       (178,193)      (70,496)       (2,084)      (53,778)     (10,579)

Ending cost                      649,885        86,524       2,656,566       362,913        91,994       566,233       41,817

Per report                       649,885        86,524       2,656,566       362,913        91,994       566,233       41,817

Difference                            --            --              --            --            --            --           --

Cost Adjustment

Beginning Cost (12/31/2010)       82,755        40,025       2,125,965        51,936                     186,080
Beginning MV (12/31/2010)        114,681        50,736       2,591,654        51,610                     189,154
Unrealized                        31,926        10,711         465,689          (326)            0         3,074            0

Ending cost                      649,885        86,524       2,656,566       362,913        91,994       566,233       41,817
Ending Market Value              584,948        89,205       2,765,074       368,532        85,748       529,328       41,187
Unrealized                       (64,937)        2,681         108,508         5,619        (6,246)      (36,905)        (630)

Change in unrealized             (96,863)       (8,030)       (357,181)        5,945        (6,246)      (39,979)        (630)

per report                       (96,863)       (8,030)       (357,181)        5,945        (6,246)      (39,979)        (630)

Difference                            --            --              --            --            --            --           --

                             PIONEER    VAN ECK
                             MID CAP    GLOBAL
                              VALUE   HARD ASSETS
                             -------  -----------
Beginning Cost (12/31/2010)   49,749   3,069,882

Purchases at cost             85,480   1,233,323
cost of sales                (42,357)   (423,904)

Ending cost                   92,872   3,879,301

Per report                    92,872   3,879,301

Difference                        --          --

Cost Adjustment

Beginning Cost (12/31/2010)   49,749   3,069,882
Beginning MV (12/31/2010)     56,321   4,130,790
Unrealized                     6,572   1,060,908

Ending cost                   92,872   3,879,301
Ending Market Value           85,054   4,015,125
Unrealized                    (7,818)    135,824

Change in unrealized         (14,390)   (925,084)

per report                   (14,390)   (925,084)

Difference                        --          --

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2011 AND 2010

(1) ORGANIZATION AND BASIS OF PRESENTATION

The Minnesota Life Variable Universal Life Account (the Account), was established on August 8, 1994 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on March 8, 1995. The Account currently offers four types of policies, herein referred to as Option 1, 2, 3 and 4, consisting of sixty-five segregated sub-accounts to which policy owners may allocate their purchase payments and each having a different mortality and expense charge and unit value. The Account charges a mortality and expense risk charge, which varies based on the group-sponsored insurance program under which the policy is issued. The differentiating features of the policies are described in note 3 below.

The assets of each segregated sub-account are held for the exclusive benefit of the group-sponsored variable universal life insurance policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life. Variable universal life policy owners allocate their purchase payments to one or more of the sixty-five segregated sub-accounts. Such payments are then invested in shares of the Advantus Series Fund, Inc., Fidelity Variable Insurance Products Fund, Janus Aspen Series, Lord Abbett Funds, Inc., Ivy Funds VIP, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Insurance Account Funds, Pioneer Funds, Inc. or Van Eck Funds, Inc. (collectively, the Underlying Funds). Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Advantus International Bond Portfolio which is non-diversified), open-end management investment company.

Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, (Advantus) acts as the investment advisor for the Advantus Series Funds, Inc. Both Securian and Advantus are affiliate companies of Minnesota Life.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

INVESTMENTS IN UNDERLYING FUNDS

Investments in shares of the Underlying Funds are stated at fair value which is the net asset value per share as determined daily by each Underlying Fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the first in, first out (FIFO) basis.

All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The Advantus Series Fund, Inc. Portfolios and other non-affiliated funds may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no investment income is recorded in the statements of operations related to such consent dividends.

FEDERAL INCOME TAXES

The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds. Any applicable taxes will be the responsibility of the policy owners or beneficiaries upon termination or withdrawal.

(3) EXPENSES AND RELATED PARTY TRANSACTIONS

OPTION 1:

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.50 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account. This is charged through the daily unit value calculation.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A sales load of up to 5.00 percent is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2011 and 2010 amounted to $51,168 and $61,297, respectively.

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2011 and 2010 amounted to $56,842 and $62,303, respectively.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2011 and 2010 amounted to $7,780 and $8,223, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract. See the table below for these charges.

The total cash value charges for the years ended December 31, 2011 and 2010 for each applicable segregated sub-account are as follows:

                                         2011       2010
                                       --------   --------
Advantus Bond                          $  9,032   $  7,388
Advantus Money Market                    88,545     75,066
Advantus Index 500                      256,380    272,109
Advantus Mortgage Securities              6,259      5,581
Advantus International Bond               1,579      1,338
Advantus Index 400 Mid-Cap               15,254     13,944
Advantus Real Estate Securities           3,400      3,853
Fidelity VIP Contrafund Portfolio        30,039     26,170
Fidelity VIP Equity-Income Portfolio    105,099    194,890
Fidelity VIP High Income Portfolio        4,187      4,650
Ivy Funds VIP Balanced                   51,851     48,533
Ivy Funds VIP Core Equity                 2,001      1,498
Ivy Funds VIP Growth                     53,398     48,620
Ivy Funds VIP International Value        17,281     15,139
Ivy Funds VIP Micro Cap Growth            7,292      6,440

                                         2011       2010
                                       --------   --------
Ivy Funds VIP Small Cap Growth         $ 30,887   $ 28,234
Ivy Funds VIP Small Cap Value             8,977      9,154
Ivy Funds VIP Value                      31,728     28,942
Janus Aspen Series Forty                 10,535      9,683
Janus Aspen Series Overseas              10,607     11,254

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15 percent to 0.70 percent of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all of the portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25 percent of average daily net assets to Securian. Each Portfolio pays an annual fee ranging from 0.01 percent to 0.05 percent of net assets to State Street, Inc. for daily fund accounting services. Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

OPTION 2:

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.25 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account. This is charged through the daily unit value calculation.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A sales load of up to 5.00 percent is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2011 and 2010 amounted to $56,908 and $41,894, respectively.

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2011 and 2010 amounted to $688,416 and $560,264, respectively.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2011 and 2010 amounted to $106,096 and $90,066, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract. See the table below for these charges.

The total cash value charges for the years ended December 31, 2011 and 2010 for each applicable segregated sub-account are as follows:

                                                                2011         2010
                                                            ----------   ----------
Advantus Bond                                               $  236,003   $  203,516
Advantus Money Market                                        1,476,764      754,653
Advantus Index 500                                             400,938      396,515
Advantus Mortgage Securities                                     4,503        4,408
Advantus International Bond                                     35,595       23,845
Advantus Index 400 Mid-Cap                                     230,191      218,000
Advantus Real Estate Securities                                 17,652       17,718
Fidelity VIP Asset Manager Portfolio                           126,054      130,780
Fidelity VIP Asset Manager Growth Portfolio                    243,084      272,242
Fidelity VIP Balanced Portfolio                                153,723      152,410
Fidelity VIP Contrafund Portfolio                            1,170,689    1,204,957
Fidelity VIP Disciplined Small Cap Portfolio                    12,988       11,705
Fidelity VIP Dynamic Capital Appreciation Portfolio             26,369       25,192
Fidelity VIP Emerging Markets Portfolio                         30,090       24,870
Fidelity VIP Equity-Income Portfolio                           252,309      254,442
Fidelity VIP Freedom 2010 Portfolio                              6,944       10,175
Fidelity VIP Freedom 2015 Portfolio                              5,924        5,165
Fidelity VIP Freedom 2020 Portfolio                             21,258       18,507
Fidelity VIP Freedom 2025 Portfolio                             17,519       16,324
Fidelity VIP Freedom 2030 Portfolio                             51,661       44,949
Fidelity VIP Freedom 2035 Portfolio                              3,443          959
Fidelity VIP Freedom 2040 Portfolio                              2,637          834
Fidelity VIP Freedom 2045 Portfolio                              1,688          364
Fidelity VIP Freedom 2050 Portfolio                              2,501        1,065
Fidelity VIP Freedom Income Portfolio                            1,959        3,082
Fidelity VIP FundsManager 20% Portfolio                          1,604        5,218
Fidelity VIP FundsManager 50% Portfolio                          1,440        1,474
Fidelity VIP FundsManager 60% Portfolio                          2,059          949
Fidelity VIP FundsManager 70% Portfolio                            519        1,103
Fidelity VIP FundsManager 85% Portfolio                          5,189        3,082
Fidelity VIP Growth & Income Portfolio                         353,345      361,582
Fidelity VIP Growth Opportunities Portfolio                    409,713      413,930
Fidelity VIP Growth Portfolio                                1,216,785    1,221,059
Fidelity VIP Growth Stock Portfolio                             21,582       21,028
Fidelity VIP Growth Strategies Portfolio                        78,863       76,967
Fidelity VIP High Income Portfolio                             170,031      166,919
Fidelity VIP Index 500 Portfolio                               563,060      577,828
Fidelity VIP International Capital Appreciation Portfolio       46,901       46,053
Fidelity VIP Investment Grade Bond Portfolio                   123,747      138,138
Fidelity VIP Mid Cap Portfolio                                 854,222      876,887
Fidelity VIP Money Market Portfolio                            414,950      429,981
Fidelity VIP Overseas Portfolio                                466,196      518,242
Fidelity VIP Aggressive Growth                                  78,863       76,967
Fidelity VIP Real Estate Portfolio                              50,694       94,964
Fidelity VIP Strategic Income Portfolio                         19,405       16,028
Fidelity VIP Value Leaders Portfolio                             5,517        4,715
Fidelity VIP Value Portfolio                                    30,772       31,223
Fidelity VIP Value Strategy Portfolio                           25,936       29,300
Ivy Funds VIP Balanced                                          39,974       29,263
Ivy Funds VIP Core Equity                                       15,399        7,707
Ivy Funds VIP Growth                                            34,482       28,436
Ivy Funds VIP International Value                               37,145       26,440

                                                                2011         2010
                                                            ----------   ----------
Ivy Funds VIP Micro-Cap Growth                              $    9,880   $    5,892
Ivy Funds VIP Science and Technology                               108           77
Ivy Funds VIP Small Cap Growth                                  26,173       20,727
Ivy Funds VIP Small Cap Value                                   17,009       12,081
Ivy Funds VIP Value                                             18,817       14,500
Janus Aspen Series Forty Portfolio                              19,654       20,007
Janus Aspen Series Overseas Portfolio                           72,581       78,341
Lord Abbett Series Fund Mid-Cap Value Portfolio                  8,913        7,910
MFS VIT II Emerging Markets Equity Portfolio                        --           --
MFS Research Bond Series                                            87           --
Oppenheimer Global Securities Fund/VA                            1,234           --
Oppenheimer Main Street Small & Mid-Cap Fund/VA                    245           --
Pioneer Mid Cap Value VCT Portfolio                                 --           --
Van Eck Global Hard Assets Portfolio                               108           71

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15 percent to 0.70 percent of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all of the portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25 percent of average daily net assets to Securian. Each Portfolio pays an annual fee ranging from 0.01 percent to 0.05 percent of net assets to State Street, Inc. for daily fund accounting services. Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

OPTION 3:

There is no mortality and expense charge on Option 3 policies.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A sales load of up to 5.00 percent is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2011 and 2010 amounted to $9,902 and $662, respectively.

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2011 and 2010 amounted to $12,794 and $2,461, respectively.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2011 and 2010 amounted to $7,791 and $16,305, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract. See the table below for these charges.

The total cash value charges for the years ended December 31, 2011 and 2010, for each applicable segregated sub-accounts are as follows:

                                               2011         2010
                                           ----------   ----------
Advantus Bond                              $  790,682   $  792,022
Advantus Index 400 Mid-Cap                  1,819,093    1,544,740
Advantus Index 500                          2,201,198    2,241,123
Advantus International Bond                        62           60
Advantus Money Market                         612,678      655,943
Advantus Mortgage Securities                   25,400       21,966
Advantus Real Estate Securities                83,875       68,853
Fidelity VIP Contrafund                           570          371
Fidelity VIP Equity-Income                        578          367
Fidelity VIP High Income                          663          405
Ivy Funds VIP Balanced                          1,551        1,386
Ivy Funds VIP Core Equity                         550          356
Ivy Funds VIP Growth                          139,014       97,237
Ivy Funds VIP International Value             153,956      111,485
Ivy Funds VIP Micro-Cap Growth                     77           70
Ivy Funds VIP Science and Technology           88,801       74,530
Ivy Funds VIP Small Cap Growth                    593          409
Ivy Funds VIP Small Cap Value                   2,241        1,859
Ivy Funds VIP Value                                13            8
Janus Aspen Series Forty                           13           12
Janus Aspen Series Overseas                   122,945      101,068
Lord Abbett Mid Cap Value                     138,428      121,995
MFS VIT II Emerging Markets Equity              2,328           --
MFS Research Bond                               6,284          288
Oppenheimer Global Securities                  13,592          446
Oppenheimer Main Street Small & Mid-Cap         1,144           --
Pioneer Mid Cap Value                           5,411          507
Van Eck Global Hard Assets                    106,595       85,402

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15 percent to 0.70 percent of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all of the portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25 percent of average daily net assets to Securian. Each Portfolio pays an annual fee ranging from 0.01 percent to 0.05 percent of net assets to State Street, Inc. for daily fund accounting services. Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

OPTION 4:

There is no mortality and expense charge on Option 4 policies; however, there is a 0.10% administrative charge.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

     A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. There were no premium tax charges deducted from premium payments for the years ended December 31, 2011 and 2010.

     A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. There were no federal tax charges for the years ended December 31, 2011 and 2010.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract. There were no cash value charges for the years ended December 31, 2011 and 2010.

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15 percent to 0.70 percent of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all of the portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25 percent of average daily net assets to Securian. Each Portfolio pays an annual fee ranging from 0.01 percent to 0.05 percent of net assets to State Street, Inc. for daily fund accounting services. Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

(4) FAIR VALUE MEASUREMENTS

In accordance with Accounting Standards Codification (ASC) 820, Fair Value Measurement (ASC 820), fair value is defined as the price that the Account would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

The fair value of the Account's financial assets and financial liabilities has been determined using available market information as of December 31, 2011 and 2010. Although the Account is not aware of any factors that would significantly affect the fair value of financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Account uses the market approach which utilizes relevant information generated by market transactions involving identical or comparable assets or liabilities. When applying the market approach, the Account maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Account. Unobservable inputs reflect the Account's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

The Account is required to categorize its financial assets and financial liabilities recorded on the balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2 - Fair value is based on other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed).

Level 3 - Fair value is based on at least one or more significant unobservable inputs, which may include the Account's own assumptions in determining the fair value of investments.

The Account uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level. Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Account will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

For the year ended December 31, 2011, all investments in the Account were valued using Level 1 inputs. There were no Level 2 or Level 3 inputs used to value the investments during the period.

(5) INVESTMENT TRANSACTIONS

The Account's purchases of Underlying Funds shares, including reinvestment of dividend distributions, were as follows during the period ended December 31, 2011:

Advantus Bond Class 2                                                 $2,885,806
Advantus Money Market                                                  3,061,701
Advantus Index 500 Class 2                                             6,837,088
Advantus Mortgage Securities Class 2                                      91,185
Advantus International Bond Class 2                                      517,251
Advantus Index 400 Mid-Cap Class 2                                     2,244,886
Advantus Real Estate Securities Class 2                                  585,649
Fidelity VIP Contrafund                                                1,398,713
Fidelity VIP Growth & Income                                             376,572
Fidelity VIP Equity-Income                                               328,072
Fidelity VIP High Income                                                 389,554
Fidelity VIP Asset Manager                                               117,256
Fidelity VIP Asset Manager Growth                                        253,881
Fidelity VIP Balanced                                                    204,883
Fidelity VIP Growth                                                    1,160,968
Fidelity VIP Growth Opportunities                                        457,953
Fidelity VIP Index 500                                                   659,471
Fidelity VIP Investment Grade Bond                                       163,962
Fidelity VIP Mid-Cap                                                     797,885
Fidelity VIP Money Market                                                759,705
Fidelity VIP Overseas                                                    522,189
Fidelity VIP Aggressive Growth                                            85,476
Fidelity VIP Dynamic Capital Appreciation                                 37,821
Fidelity VIP Value                                                        48,948
Fidelity VIP Value Strategy                                               62,480
Fidelity VIP Growth Stock                                                 37,620
Fidelity VIP Real Estate                                                  90,265
Fidelity VIP Strategic Income                                             94,140
Fidelity VIP Intl Capital Appreciation                                    61,883
Fidelity VIP Value Leaders                                                 6,672
Fidelity VIP Freedom 2010                                                 11,789
Fidelity VIP Freedom 2015                                                  7,603
Fidelity VIP Freedom 2020                                                 51,962
Fidelity VIP Freedom 2025                                                 18,371
Fidelity VIP Freedom 2030                                                 70,659
Fidelity VIP Freedom Income                                                2,995
Fidelity VIP Disciplined Small Cap                                        28,623
Fidelity VIP Emerging Markets                                             65,436
Fidelity VIP Freedom 2035                                                  7,602
Fidelity VIP Freedom 2040                                                  5,757
Fidelity VIP Freedom 2045                                                  3,253
Fidelity VIP Freedom 2050                                                  8,369

Fidelity VIP Funds Manager 20%                                             2,630
Fidelity VIP Funds Manager 50%                                             2,473
Fidelity VIP Funds Manager 60%                                             3,582
Fidelity VIP Funds Manager 70%                                             2,357
Fidelity VIP Funds Manager 85%                                            93,545
Janus Aspen Forty                                                         43,982
Janus Aspen Overseas                                                     546,255
Lord Abbett Mid-Cap Value                                                705,470
Ivy Funds VIP Balanced                                                   746,092
Ivy Funds VIP Growth                                                     182,526
Ivy Funds VIP International Value                                      2,192,450
Ivy Funds VIP Small Cap Growth                                           617,786
Ivy Funds VIP Value                                                       71,742
Ivy Funds VIP Micro-Cap Growth                                            49,594
Ivy Funds VIP Small Cap Value                                            595,210
Ivy Funds VIP Core Equity                                                 58,650
Ivy Funds VIP Science & Technology                                       708,794
MFS Research Bond Series                                                 381,473
MFS VIT II Emerging Market Equity                                         94,078
Oppenheimer Global Securities                                            433,931
Oppenheimer MS Small & Mid-Cap                                            52,396
Pioneer Mid Cap Value                                                     85,480
Van Eck Global Hard Assets                                             1,233,323

(6) UNIT ACTIVITY FROM CONTRACT TRANSACTIONS

Transactions in units for each segregated sub-account for the years ended December 31, 2011, 2010 and 2009 were as follows:

                                                              SEGREGATED SUB-ACCOUNTS
                                          -------------------------------------------------------------------
                                                                       ADVANTUS     ADVANTUS       ADVANTUS
                                            ADVANTUS     ADVANTUS        INDEX      MORTGAGE    INTERNATIONAL
                                              BOND        MONEY           500      SECURITIES       BOND
                                             CLASS 2      MARKET        CLASS 2      CLASS 2       CLASS 2
                                          -----------  -----------   -----------   ----------   -------------
Units outstanding at
   December 31, 2009                        6,053,198    3,654,220    41,937,395     503,014       514,972
      Contract purchase
         payments                           3,062,454    2,370,287     3,969,761     180,210       246,011
      Contract terminations, withdrawal
         payments and charges              (1,268,978)  (3,214,183)  (13,118,586)   (166,060)      (20,342)
                                          -----------   ----------   -----------    --------       -------
Units outstanding at
   December 31, 2010                        7,846,674    2,810,324    32,788,570     517,164       740,641
      Contract purchase
         payments                           1,639,786    2,158,487     3,558,640      73,300       214,399
      Contract terminations, withdrawal
         payments and charges              (1,099,656)  (1,728,538)   (4,205,563)    (62,019)      (12,801)
                                          -----------   ----------   -----------    --------       -------
 Units outstanding at
   December 31, 2011                        8,386,804    3,240,273    32,141,647     528,445       942,239
                                          ===========   ==========   ===========    ========       =======

                                                               SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------
                                            ADVANTUS      ADVANTUS
                                           INDEX 400    REAL ESTATE                  FIDELITY VIP
                                            MID-CAP      SECURITIES   FIDELITY VIP     GROWTH &     FIDELITY VIP
                                            CLASS 2       CLASS 2      CONTRAFUND       INCOME      EQUITY-INCOME
                                          -----------   -----------   ------------   ------------   -------------
Units outstanding at
   December 31, 2009                       10,811,518      837,024     1,919,509        801,809       1,264,408
      Contract purchase
         payments                           5,241,578      364,516       542,062        337,634         158,186
      Contract terminations, withdrawal
         payments and charges              (2,202,410)    (234,409)     (606,997)      (366,384)       (557,571)
                                          -----------   ----------     ---------       --------       ---------
Units outstanding at
   December 31, 2010                       13,850,686      967,131     1,854,574        773,059         865,023
      Contract purchase
         payments                             893,578      248,480       461,690        310,867         145,650
      Contract terminations, withdrawal
         payments and charges              (2,275,027)     (96,129)     (495,394)      (326,119)       (235,921)
                                          -----------   ----------     ---------       --------       ---------
 Units outstanding at
   December 31, 2011                       12,469,237    1,119,483     1,820,870        757,807         774,752
                                          ===========   ==========     =========       ========       =========


                                                                   SEGREGATED SUB-ACCOUNTS
                                          --------------------------------------------------------------------------
                                                         FIDELITY VIP    FIDELITY VIP
                                          FIDELITY VIP       ASSET          ASSET        FIDELITY VIP   FIDELITY VIP
                                          HIGH INCOME       MANAGER     MANAGER GROWTH     BALANCED        GROWTH
                                          ------------   ------------   --------------    -----------    -----------
Units outstanding at
   December 31, 2009                         735,957        271,519         796,986         251,508       5,394,451
      Contract purchase
         payments                            150,771         98,622         230,112         153,983       1,643,739
      Contract terminations, withdrawal
         payments and charges               (219,595)      (140,270)       (302,176)       (153,955)     (2,129,484)
                                            --------       --------        --------        --------      ----------
Units outstanding at
   December 31, 2010                         667,133        229,871         724,922         251,536       4,908,706
      Contract purchase
         payments                            183,079         77,969         204,056         133,629       1,334,430
      Contract terminations, withdrawal
         payments and charges               (172,909)       (87,797)       (221,863)       (131,459)     (1,522,081)
                                            --------       --------        --------        --------      ----------
 Units outstanding at
   December 31, 2011                         677,303        220,043         707,115         253,706       4,721,055
                                             =======        =======         =======        ========      ==========

                                                                 SEGREGATED SUB-ACCOUNTS
                                          -------------------------------------------------------------------------
                                           FIDELITY VIP                  FIDELITY VIP
                                              GROWTH      FIDELITY VIP    INVESTMENT    FIDELITY VIP   FIDELITY VIP
                                          OPPORTUNITIES     INDEX 500     GRADE BOND      MID-CAP      MONEY MARKET
                                          -------------   ------------   ------------   ------------   ------------
Units outstanding at
   December 31, 2009                        1,210,226      1,876,027       337,198       1,892,042       807,573
      Contract purchase
         payments                             496,845        662,925        90,048         290,571       675,879
      Contract terminations, withdrawal
         payments and charges                (635,543)      (771,628)     (190,045)       (534,925)     (660,120)
                                            ---------      ---------       -------       ---------      --------
Units outstanding at
   December 31, 2010                        1,071,528      1,767,324       237,201       1,647,688       823,332
      Contract purchase
         payments                             471,667        555,808        70,825         275,024       585,348
      Contract terminations, withdrawal
         payments and charges                (515,707)      (618,795)      (91,252)       (392,922)     (512,287)
                                            ---------      ---------       -------       ---------      --------
 Units outstanding at
   December 31, 2011                        1,027,488      1,704,337       216,774       1,529,790       896,393
                                            =========      =========       =======       =========      ========


                                                                  SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------------------
                                                         FIDELITY VIP     FIDELITY VIP                   FIDELITY VIP
                                          FIDELITY VIP    AGGRESSIVE    DYNAMIC CAPITAL   FIDELITY VIP       VALUE
                                            OVERSEAS        GROWTH        APPRECIATION       VALUE         STRATEGY
                                          ------------   ------------   ---------------   ------------   ------------
Units outstanding at
   December 31, 2009                       2,618,576        184,661         179,308           66,611       110,257
      Contract purchase
         payments                            523,681         88,053          91,676           32,191        49,923
      Contract terminations, withdrawal
         payments and charges               (857,770)      (131,002)        (88,730)         (36,351)      (67,547)
                                           ---------       --------         -------          -------       -------
Units outstanding at
   December 31, 2010                       2,284,487        141,712         182,254           62,451        92,633
      Contract purchase
         payments                            452,644         80,778          29,063           35,144        38,762
      Contract terminations, withdrawal
         payments and charges               (625,599)      (102,533)        (47,817)         (40,249)      (35,196)
                                           ---------       --------         -------          -------       -------
 Units outstanding at
   December 31, 2011                       2,111,532        119,957         163,500           57,346        96,199
                                           =========        =======         =======          =======       =======

                                                                SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------
                                          FIDELITY VIP                  FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                             GROWTH      FIDELITY VIP     STRATEGIC    INTL CAPITAL      VALUE
                                             STOCK        REAL ESTATE      INCOME      APPRECIATION     LEADERS
                                          ------------   ------------   ------------   ------------   ------------
Units outstanding at
   December 31, 2009                          30,619         83,818         80,966        179,536            14,321
      Contract purchase
         payments                             49,413         43,697        161,816         93,948            15,659
      Contract terminations, withdrawal
         payments and charges                (60,794)       (34,052)       (91,556)       (74,467)          (23,324)
                                             -------        -------        -------        -------           -------
Units outstanding at
   December 31, 2010                          19,238         93,463        151,226        199,017             6,656
      Contract purchase
         payments                             22,517         36,226         53,724         61,351             7,755
      Contract terminations, withdrawal
         payments and charges                (22,848)       (34,277)       (65,648)       (69,455)           (6,407)
                                             -------        -------        -------        -------           -------
 Units outstanding at
   December 31, 2011                          18,907         95,412        139,302        190,913             8,004
                                             =======        =======        =======        =======           =======

                                                                    SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------
                                          FIDELITY VIP   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                          FREEDOM 2010   FREEDOM 2015   FREEDOM 2020   FREEDOM 2025   FREEDOM 2030
                                          ------------   ------------   ------------   ------------   ------------
Units outstanding at
   December 31, 2009                           9,403          6,284         18,722         16,296         98,459
      Contract purchase
         payments                             10,701          6,205         24,476         22,331         62,792
      Contract terminations, withdrawal
         payments and charges                (12,027)        (4,056)       (18,268)       (18,033)       (50,044)
                                             -------         ------        -------        -------        -------
Units outstanding at
   December 31, 2010                           8,077          8,433         24,930         20,594        111,207
      Contract purchase
         payments                              9,535          6,185         42,718         15,649         61,293
      Contract terminations, withdrawal
         payments and charges                 (5,618)        (5,536)       (18,182)       (18,113)       (64,755)
                                             -------         ------        -------        -------        -------
 Units outstanding at
   December 31, 2011                          11,994          9,082         49,466         18,130        107,745
                                             =======         ======        =======        =======        =======

                                                                 SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------
                                          FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                             FREEDOM     DISCIPLINED      EMERGING     FIDELITY VIP   FIDELITY VIP
                                             INCOME       SMALL CAP        MARKETS     FREEDOM 2035   FREEDOM 2040
                                          ------------   ------------   ------------   ------------   ------------
Units outstanding at
   December 31, 2009                           9,125         57,876        177,250          3,180          3,172
      Contract purchase
         payments                              3,194         27,705        143,485          1,762          5,444
      Contract terminations, withdrawal
         payments and charges                 (4,622)       (31,944)       (98,749)          (629)          (779)
                                              ------        -------        -------         ------         ------
Units outstanding at
   December 31, 2010                           7,697         53,637        221,986          4,313          7,837
      Contract purchase
         payments                              2,306         26,497         76,460          4,973          3,571
      Contract terminations, withdrawal
         payments and charges                 (1,516)       (23,690)       (72,682)        (2,542)        (1,866)
                                              ------        -------        -------         ------         ------
 Units outstanding at
   December 31, 2011                           8,487         56,444        225,764          6,744          9,542
                                              ======        =======        =======         ======         ======

                                                                  SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------------
                                                                        FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                          FIDELITY VIP   FIDELITY VIP       FUNDS          FUNDS         FUNDS
                                          FREEDOM 2045   FREEDOM 2050    MANAGER 20%    MANAGER 50%   MANAGER 60%
                                          ------------   ------------   ------------   ------------   ------------
Units outstanding at
   December 31, 2009                          3,018          12,184          3,555          3,141          3,333
      Contract purchase
         payments                               408           3,650          6,067         42,334          1,791
      Contract terminations, withdrawal
         payments and charges                  (237)         (2,000)        (4,689)       (40,275)          (641)
                                            -------         -------        -------        -------        -------
Units outstanding at
   December 31, 2010                          3,189          13,834          4,933          5,200          4,483
      Contract purchase
         payments                             2,001           3,736          2,158          1,737          2,502
      Contract terminations, withdrawal
         payments and charges                (1,031)         (1,614)        (3,357)        (1,003)        (1,374)
                                            -------         -------        -------        -------        -------
 Units outstanding at
   December 31, 2011                          4,159          15,956          3,734          5,934          5,611
                                            =======         =======        =======        =======        =======


                                                               SEGREGATED SUB-ACCOUNTS
                                          ------------------------------------------------------------------
                                          FIDELITY VIP   FIDELITY VIP    JANUS        JANUS      LORD ABBETT
                                              FUNDS         FUNDS        ASPEN        ASPEN        MID-CAP
                                           MANAGER 70%   MANAGER 85%     FORTY      OVERSEAS        VALUE
                                          ------------   ------------  ---------  -----------    -----------
Units outstanding at
   December 31, 2009                          13,963         66,485     156,489     2,342,930     2,010,764
      Contract purchase
         payments                                706          7,124      36,540     1,474,269       545,646
      Contract terminations, withdrawal
         payments and charges                 (8,442)        (2,015)    (34,695)     (722,703)     (429,890)
                                              ------        -------     -------    ----------     ---------
Units outstanding at
   December 31, 2010                           6,227         71,594     158,334     3,094,496     2,126,520
      Contract purchase
         payments                              1,522         62,350      45,348       314,533       599,148
      Contract terminations, withdrawal
         payments and charges                   (446)        (5,865)    (58,801)   (1,673,787)     (284,076)
                                              ------        -------     -------    ----------     ---------
 Units outstanding at
   December 31, 2011                           7,303        128,079     144,881     1,735,242     2,441,592
                                              ======        =======     =======    ==========     =========

                                                                    SEGREGATED SUB-ACCOUNTS
                                          -----------------------------------------------------------------------------
                                                                          IVY FUNDS VIP   IVY FUNDS VIP
                                          IVY FUNDS VIP   IVY FUNDS VIP   INTERNATIONAL     SMALL CAP     IVY FUNDS VIP
                                            BALANCED          GROWTH          VALUE           GROWTH          VALUE
                                          -------------   -------------   -------------   -------------   -------------
Units outstanding at
   December 31, 2009                          598,062       1,803,409       1,987,482         109,529         107,998
      Contract purchase
         payments                             207,537         352,734         644,449          32,412          26,906
      Contract terminations, withdrawal
         payments and charges                (137,837)       (475,786)       (593,606)        (27,072)        (33,952)
                                             --------       ---------       ---------         -------         -------
Units outstanding at
   December 31, 2010                          667,762       1,680,357       2,038,325         114,869         100,952
      Contract purchase
         payments                             239,989          63,249       1,212,246         291,814          34,276
      Contract terminations, withdrawal
         payments and charges                 (78,013)       (238,499)       (394,108)        (29,224)        (28,097)
                                             --------       ---------       ---------         -------         -------
 Units outstanding at
   December 31, 2011                          829,738       1,505,107       2,856,463         377,459         107,131
                                             ========       =========       =========         =======         =======

                                                                   SEGREGATED SUB-ACCOUNTS
                                          ---------------------------------------------------------------------------
                                          IVY FUNDS VIP   IVY FUNDS VIP                   IVY FUNDS VIP       MFS
                                            MICRO-CAP       SMALL CAP     IVY FUNDS VIP     SCIENCE &       RESEARCH
                                              GROWTH          VALUE        CORE EQUITY     TECHNOLOGY     BOND SERIES
                                          -------------   -------------   -------------   -------------   -----------
Units outstanding at
   December 31, 2009                          66,404           60,108          58,662       1,883,600            --
      Contract purchase
         payments                             10,408           13,933          11,456         828,783        55,569
      Contract terminations, withdrawal
         payments and charges                (10,762)         (24,807)        (27,735)       (527,357)       (3,914)
                                             -------          -------         -------       ---------       -------
Units outstanding at
   December 31, 2010                          66,050           49,234          42,383       2,185,026        51,655
      Contract purchase
         payments                             20,343          233,325          44,779         497,659       363,166
      Contract terminations, withdrawal
         payments and charges                (31,897)         (17,015)        (13,416)       (208,770)      (69,286)
                                             -------          -------         -------       ---------       -------
 Units outstanding at
   December 31, 2011                          54,496          265,544          73,746       2,473,915       345,535
                                             =======          =======         =======       =========       =======

                                                                 SEGREGATED SUB-ACCOUNTS
                                          --------------------------------------------------------------------
                                               MFS
                                             VIT II       OPPENHEIMER   OPPENHEIMER    PIONEER       VAN ECK
                                            EMERGING         GLOBAL      MS SMALL      MID CAP        GLOBAL
                                          MARKET EQUITY    SECURITIES    & MID-CAP      VALUE      HARD ASSETS
                                          -------------   -----------   -----------   ----------   -----------
Units outstanding at
   December 31, 2009                                              --                          --     2,642,874
      Contract purchase
         payments                                            260,356                      57,553     1,369,702
      Contract terminations, withdrawal
         payments and charges                               (103,035)                    (11,108)     (846,646)
                                              --------       -------     ---------       -------     ---------
Units outstanding at
   December 31, 2010                                --       157,321            --        46,445     3,165,930
      Contract purchase
         payments                              104,244       369,045        54,749        67,258       910,009
      Contract terminations, withdrawal
         payments and charges                   (1,992)      (46,327)      (10,271)      (39,366)     (392,861)
                                              --------       -------     ---------       -------     ---------
 Units outstanding at
   December 31, 2011                           102,252       480,039        44,478        74,337     3,683,078
                                              ========       =======     =========       =======     =========

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, ratios, and total return for variable annuity contracts for the years ended December 31, 2011, 2010, 2009, 2008, and 2007 is as follows:

                                                         AT DECEMBER 31                    FOR THE YEARS ENDED DECEMBER 31
                                             --------------------------------------  ----------------------------------------------
                                                           UNIT FAIR                 INVESTMENT   EXPENSE RATIO     TOTAL RETURN
                                                UNITS     VALUE LOWEST                 INCOME       LOWEST TO        LOWEST TO
                                             OUTSTANDING   TO HIGHEST    NET ASSETS    RATIO*       HIGHEST**        HIGHEST***
                                             -----------  ------------  -----------  ----------  --------------  ------------------
Advantus Bond Class 2
        2011                                   8,386,804  1.69 to 2.16   15,568,674      0.00%   .00% to .50%        7.49% to 8.02%
        2010                                   7,846,674  1.56 to 2.01   13,395,777      0.00%   .00% to .50%        8.87% to 9.41%
        2009                                   6,053,198  1.43 to 1.85    9,049,447      0.00%   .00% to .50%      14.99% to 15.57%
        2008                                  21,279,593  1.24 to 1.61   26,866,649      0.00%   .00% to .50%    -13.95% to -13.52%
        2007                                  21,254,137  1.43 to 1.87   30,684,454      0.00%   .00% to .50%        1.78% to 2.30%
Advantus Money Market
        2011                                   3,240,273  1.39 to 1.49    4,543,401      0.00%   .00% to .50%         -.50% to .00%
        2010                                   2,810,324  1.00 to 1.47    3,935,210      0.03%   .00% to .50%         -.51% to .00%
        2009                                   3,654,220  1.00 to 1.50    5,114,103      0.26%   .00% to .50%         -.23% to .27%
        2008                                   3,043,857  1.00 to 1.50    4,265,762      2.07%   .00% to .50%         .00% to 2.06%
        2007                                   4,084,922  1.00 to 1.48    5,665,854      4.51%   .00% to .50%         .00% to 4.64%
Advantus Index 500 Class 2
        2011                                  32,141,647  1.83 to 2.70   61,595,282      0.00%   .00% to .50%        1.09% to 1.59%
        2010                                  32,788,570  1.80 to 2.67   61,852,384      0.00%   .00% to .50%      13.97% to 14.54%
        2009                                  41,937,395  1.57 to 2.35   68,668,819      0.00%   .00% to .50%      25.24% to 25.87%
        2008                                  28,118,389  1.25 to 1.87   37,510,473      0.00%   .00% to .50%    -37.52% to -37.21%
        2007                                  27,142,222  1.99 to 3.00   57,621,431      0.00%   .00% to .50%        4.50% to 5.02%
Advantus Mortgage Securities Class 2
        2011                                     528,445  1.17 to 2.12      689,001      0.00%   .00% to .50%        6.20% to 6.73%
        2010                                     517,164  1.10 to 2.00      630,596      0.00%   .00% to .50%        6.22% to 6.76%
        2009                                     503,014  1.03 to 1.88      574,284      0.00%   .00% to .50%        7.51% to 8.05%
        2008                                     370,878   .95 to 1.75      403,409      0.00%   .00% to .50%    -13.40% to -12.97%
        2007                                     336,620  1.09 to 2.02      419,413      0.00%   .00% to .50%        2.68% to 3.19%
Advantus International Bond Class 2
        2011                                     942,239  1.49 to 2.33    2,190,593      0.00%   .00% to .50%        -.76% to -.26%
        2010                                     740,642  1.50 to 2.34    1,730,296      0.00%   .00% to .50%      13.33% to 13.90%
        2009                                     514,972  1.31 to 2.06    1,057,787      0.00%   .00% to .50%      16.97% to 17.55%
        2008                                     515,324  1.12 to 1.76      902,870      0.00%   .00% to .50%        3.70% to 4.23%
        2007                                      16,386  1.07 to 1.69       25,389      0.00%   .00% to .50%        7.29% to 9.16%
Advantus Index 400 Mid-Cap Class 2
        2011                                  12,469,237  2.39 to 2.84   29,958,010      0.00%   .00% to .50%      -2.75% to -2.26%
        2010                                  13,850,686  2.45 to 2.91   34,049,836      0.00%   .00% to .50%      25.30% to 25.93%
        2009                                  10,811,518  1.94 to 2.32   21,137,548      0.00%   .00% to .50%      35.75% to 36.43%
        2008                                   9,450,042  1.42 to 1.70   13,556,816      0.00%   .00% to .50%    -36.86% to -36.54%
        2007                                   9,425,701  2.24 to 2.69   21,313,144      0.00%   .00% to .50%        6.90% to 7.44%
Advantus Real Estate Securities Class 2
        2011                                   1,119,483  2.29 to 2.48    2,692,644      0.00%   .00% to .50%        4.89% to 5.42%
        2010                                     967,130  2.19 to 2.29    2,207,520      0.00%   .00% to .50%      28.27% to 28.91%
        2009                                     837,024  1.71 to 1.77    1,482,118      0.00%   .00% to .50%      23.97% to 24.59%
        2008                                   1,110,357  1.38 to 1.42    1,569,543      0.00%   .00% to .50%    -36.59% to -36.27%
        2007                                     988,762  2.17 to 2.23    2,195,222      0.00%   .00% to .50%    -16.18% to -15.76%
Fidelity VIP Contrafund
        2011                                   1,820,870   .95 to 3.13    5,214,603      1.04%   .00% to .50%      -3.01% to -2.52%
        2010                                   1,854,574   .97 to 3.22    5,463,182      1.26%   .00% to .50%      16.63% to 17.22%
        2009                                   1,919,509   .83 to 2.76    4,837,579      1.44%   .00% to .50%      35.03% to 35.71%
        2008                                   2,029,989   .61 to 2.05    3,777,644      1.00%   .00% to .50%       -42.80% to .00%
        2007                                   2,133,286  1.00 to 3.58    6,919,829      0.96%   .00% to .50%        .00% to 17.30%
Fidelity VIP Growth & Income
        2011                                     757,807      1.18          891,019      1.80%        0.25%                   1.36%
        2010                                     773,059      1.16          896,800      0.72%        0.25%                  14.58%
        2009                                     801,809      1.01          811,773      1.09%        0.25%                  26.89%
        2008                                     944,458      0.80          753,582      1.26%        0.25%                 -41.85%
        2007                                     956,528      1.37        1,312,401      4.45%        0.25%                  11.84%

                                                         AT DECEMBER 31                    FOR THE YEARS ENDED DECEMBER 31
                                             --------------------------------------  ----------------------------------------------
                                                           UNIT FAIR                 INVESTMENT   EXPENSE RATIO     TOTAL RETURN
                                                UNITS     VALUE LOWEST                 INCOME       LOWEST TO        LOWEST TO
                                             OUTSTANDING   TO HIGHEST    NET ASSETS    RATIO*       HIGHEST**        HIGHEST***
                                             -----------  ------------  -----------  ----------  --------------  ------------------
Fidelity VIP Equity-Income
        2011                                     774,752   .82 to 2.09    1,570,656      2.39%   .00% to .50%         .47% to .97%
        2010                                     865,023   .82 to 2.08    1,742,804      1.42%   .00% to .50%     14.57% to 15.15%
        2009                                   1,264,408   .71 to 1.82    2,242,203      2.26%   .00% to .50%     29.56% to 30.21%
        2008                                   1,452,364   .54 to 1.40    1,989,393      2.43%   .00% to .50%      -42.94% to .00%
        2007                                   1,623,499   .95 to 2.46    3,897,892      3.02%   .00% to .50%      -5.04% to 1.28%
Fidelity VIP High Income
        2011                                     677,303  1.00 to 1.79    1,166,072      6.96%   .00% to .50%       3.51% to 4.03%
        2010                                     667,133  1.00 to 1.73    1,108,923      7.33%   .00% to .50%     13.26% to 13.82%
        2009                                     735,957  1.00 to 1.52    1,077,434      8.27%   .00% to .50%     43.24% to 43.96%
        2008                                     703,821   .77 to 1.06      717,749      9.32%   .00% to .50%      -25.36% to .00%
        2007                                     665,142  1.00 to 1.43      906,877      6.56%   .00% to .50%        .00% to 2.53%
Fidelity VIP Asset Manager
        2011                                     220,043      1.37          301,441      1.94%        0.25%           -2.80%
        2010                                     229,871      1.41          323,986      1.55%        0.25%           13.98%
        2009                                     271,519      1.24          335,748      2.30%        0.25%           28.79%
        2008                                     316,434      0.96          303,815      2.42%        0.25%          -28.90%
        2007                                     343,454      1.35          463,769      6.21%        0.25%           15.21%
Fidelity VIP Asset Manager Growth
        2011                                     707,115      1.11          787,824      1.64%        0.25%           -6.40%
        2010                                     724,922      1.19          862,924      1.17%        0.25%           16.05%
        2009                                     796,985      1.03          817,465     -3.18%        0.25%           32.57%
        2008                                     899,590      0.77          695,984      1.86%        0.25%          -35.97%
        2007                                     987,645      1.21        1,193,375      4.22%        0.25%           18.67%
Fidelity VIP Balanced
        2011                                     253,706      1.44          366,135      1.73%        0.25%           -3.85%
        2010                                     251,536      1.50          377,556      1.81%        0.25%           17.78%
        2009                                     251,508      1.27          320,535      1.96%        0.25%           38.25%
        2008                                     261,781      0.92          241,318      1.74%        0.25%          -34.12%
        2007                                     237,996      1.40          333,027      5.71%        0.25%            8.77%
Fidelity VIP Growth
        2011                                   4,721,055      0.83        3,936,491      0.37%        0.25%           -0.05%
        2010                                   4,908,706      0.83        4,094,894      0.36%        0.25%           23.86%
        2009                                   5,394,451      0.67        3,633,138      0.45%        0.25%           27.97%
        2008                                   5,807,257      0.53        3,056,395      0.77%        0.25%          -47.30%
        2007                                   6,707,809      1.00        6,698,843      0.80%        0.25%           26.65%
Fidelity VIP Growth Opportunities
        2011                                   1,027,488      0.96          984,444      0.16%        0.25%            2.04%
        2010                                   1,071,528      0.94        1,006,099      0.21%        0.25%           23.43%
        2009                                   1,210,226      0.76          920,651      0.49%        0.25%           45.49%
        2008                                   1,334,212      0.52          697,638      0.43%        0.25%          -55.13%
        2007                                   1,401,041      1.17        1,632,659      0.00%        0.25%           22.87%
Fidelity VIP Index 500
        2011                                   1,704,337      1.06        1,808,015      1.96%        0.25%            1.78%
        2010                                   1,767,324      1.04        1,841,970      3.82%        0.25%           14.74%
        2009                                   1,876,027      0.91        1,704,135      4.79%        0.25%           26.29%
        2008                                   2,028,443      0.72        1,459,004      2.29%        0.25%          -37.16%
        2007                                   1,977,961      1.14        2,263,786      3.54%        0.25%            5.17%
Fidelity VIP Investment Grade Bond
        2011                                     216,774      2.03          440,088      3.16%        0.25%            7.07%
        2010                                     237,201      1.90          449,771      2.73%        0.25%            7.54%
        2009                                     337,198      1.76          594,574      8.99%        0.25%           15.43%
        2008                                     288,806      1.53          441,160      4.26%        0.25%           -3.49%
        2007                                     274,299      1.58          434,158      4.38%        0.25%            4.08%
Fidelity VIP Mid-Cap
        2011                                   1,529,790      2.64        4,035,782      0.25%        0.25%          -10.84%
        2010                                   1,647,688      2.96        4,875,051      0.52%        0.25%           28.51%
        2009                                   1,892,042      2.30        4,356,023      0.69%        0.25%           39.74%
        2008                                   2,215,347      1.65        3,649,982      0.43%        0.25%          -39.59%
        2007                                   2,760,890      2.73        7,530,396      0.55%        0.25%           15.34%

                                                         AT DECEMBER 31                    FOR THE YEARS ENDED DECEMBER 31
                                             --------------------------------------  ----------------------------------------------
                                                           UNIT FAIR                 INVESTMENT   EXPENSE RATIO     TOTAL RETURN
                                                UNITS     VALUE LOWEST                 INCOME       LOWEST TO        LOWEST TO
                                             OUTSTANDING   TO HIGHEST    NET ASSETS    RATIO*       HIGHEST**        HIGHEST***
                                             -----------  ------------  -----------  ----------  --------------  ------------------
Fidelity VIP Money Market
        2011                                     896,393      1.30        1,163,505      0.11%        0.25%           -0.14%
        2010                                     823,332      1.30        1,070,165      0.24%        0.25%           -0.01%
        2009                                     807,573      1.30        1,049,757      0.74%        0.25%            0.47%
        2008                                     875,440      1.29        1,132,669      2.95%        0.25%            2.77%
        2007                                     696,339      1.26          876,673      5.08%        0.25%            4.96%
Fidelity VIP Overseas
        2011                                   2,111,532      0.94        1,992,156      1.36%        0.25%           -17.37%
        2010                                   2,284,487      1.14        2,608,415      1.36%        0.25%            12.83%
        2009                                   2,618,576      1.01        2,649,847      2.19%        0.25%            26.21%
        2008                                   2,884,784      0.80        2,312,922      2.60%        0.25%           -43.95%
        2007                                   3,109,554      1.43        4,447,628      3.34%        0.25%            17.02%
Fidelity VIP Aggressive Growth
        2011                                     119,957      0.99          119,114      0.00%        0.25%            -9.22%
        2010                                     141,712      1.09          155,002      0.00%        0.25%            24.65%
        2009                                     184,661      0.88          162,032      0.00%        0.25%            39.38%
        2008                                     182,074      0.63          114,623      0.00%        0.25%           -48.90%
        2007                                     190,430      1.23          234,606      0.42%        0.25%            17.23%
Fidelity VIP Dynamic Capital Appreciation
        2011                                     163,500      1.25          204,601      0.25%        0.25%            -2.93%
        2010                                     182,254      1.29          234,954      0.21%        0.25%            18.11%
        2009                                     179,308      1.09          195,710      0.25%        0.25%            35.76%
        2008                                     216,918      0.80          174,392      0.80%        0.25%           -41.38%
        2007                                     199,090      1.37          273,044      0.92%        0.25%             6.85%
Fidelity VIP Value
        2011                                      57,346      1.33           76,000      0.94%        0.25%            -2.75%
        2010                                      62,451      1.36           85,105      1.38%        0.25%            17.53%
        2009                                      66,611      1.16           77,237      0.95%        0.25%            42.31%
        2008                                      61,930      0.81           50,461      0.84%        0.25%           -46.67%
        2007                                     102,938      1.53          157,282      6.25%        0.25%             1.84%
Fidelity VIP Value Strategy
        2011                                      96,199      1.48          142,678      1.03%        0.25%            -9.03%
        2010                                      92,633      1.63          151,035      0.51%        0.25%            26.32%
        2009                                     110,257      1.29          142,312      0.61%        0.25%            57.19%
        2008                                     117,607      0.82           96,568      0.78%        0.25%           -51.28%
        2007                                     130,496      1.69          219,942      7.94%        0.25%             5.46%
Fidelity VIP Growth Stock
        2011                                      18,907      1.60           30,179      0.00%        0.25%            0.56%
        2010                                      19,238      1.59           30,535      0.00%        0.25%            19.75%
        2009                                      30,619      1.32           40,576      0.44%        0.25%            44.49%
        2008                                      31,059      0.92           28,485      0.19%        0.25%           -44.81%
        2007                                      22,366      1.66           37,168      0.00%        0.25%            22.36%
Fidelity VIP Real Estate
        2011                                      95,412      2.51          239,137      1.14%        0.25%            7.82%
        2010                                      93,463      2.32          217,269      1.53%        0.25%            30.10%
        2009                                      83,818      1.79          149,775      2.86%        0.25%            37.35%
        2008                                      95,474      1.30          124,207      3.15%        0.25%           -40.02%
        2007                                      81,542      2.17          176,866      1.97%        0.25%           -17.93%
Fidelity VIP Strategic Income
        2011                                     139,302      1.53          212,742      4.13%        0.25%             4.40%
        2010                                     151,226      1.46          221,212      6.20%        0.25%             9.36%
        2009                                      80,966      1.34          108,298      5.77%        0.25%            29.69%
        2008                                      45,054      1.03           46,467      5.27%        0.25%           -10.43%
        2007                                      47,734      1.15           54,960      3.86%        0.25%             5.32%
Fidelity VIP Intl Capital Appreciation
        2011                                     190,913      0.89          170,728      0.88%        0.25%           -12.79%
        2010                                     199,017      1.03          204,075      1.52%        0.25%            15.44%
        2009                                     179,536      0.89          159,471      0.92%        0.25%            55.65%
        2008                                     164,414      0.57           93,832      0.00%        0.25%           -50.81%
        2007                                     115,687      1.16          134,225      1.54%        0.25%             4.91%

                                                         AT DECEMBER 31                    FOR THE YEARS ENDED DECEMBER 31
                                             --------------------------------------  ----------------------------------------------
                                                           UNIT FAIR                 INVESTMENT   EXPENSE RATIO     TOTAL RETURN
                                                UNITS     VALUE LOWEST                 INCOME       LOWEST TO        LOWEST TO
                                             OUTSTANDING   TO HIGHEST    NET ASSETS    RATIO*       HIGHEST**        HIGHEST***
                                             -----------  ------------  -----------  ----------  --------------  ------------------
Fidelity VIP Value Leaders
        2011                                       8,004      0.80            6,393      1.67%        0.25%            -8.23%
        2010                                       6,656      0.87            5,791      0.80%        0.25%             9.76%
        2009                                      14,321      0.79           11,366      1.72%        0.25%            27.59%
        2008                                      19,207      0.62           11,949      2.52%        0.25%           -44.75%
        2007                                      12,561      1.13           14,143      1.71%        0.25%             4.30%
Fidelity VIP Freedom 2010
        2011                                      11,994      1.18           14,116      2.53%        0.25%            -0.44%
        2010                                       8,077      1.18            9,537      1.98%        0.25%            12.67%
        2009                                       9,403      1.05            9,860      3.51%        0.25%            23.96%
        2008                                      12,166      0.85           10,296      3.21%        0.25%           -25.24%
        2007                                       7,296      1.13            8,260      4.34%        0.25%             8.44%
Fidelity VIP Freedom 2015
        2011                                       9,082      1.17           10,585      2.27%        0.25%            -0.60%
        2010                                       8,433      1.17            9,890      2.82%        0.25%            12.80%
        2009                                       6,284      1.04            6,534      3.42%        0.25%            24.97%
        2008                                      11,512      0.83            9,587      5.41%        0.25%           -27.21%
        2007                                       3,390      1.14            3,877      3.04%        0.25%             9.06%
Fidelity VIP Freedom 2020
        2011                                      49,466      1.13           55,994      2.45%        0.25%            -1.28%
        2010                                      24,930      1.15           28,581      2.36%        0.25%            14.20%
        2009                                      18,722      1.00           18,794      3.89%        0.25%            28.65%
        2008                                      12,308      0.78            9,601      3.52%        0.25%           -32.77%
        2007                                       6,264      1.16            7,268      3.27%        0.25%             9.96%
Fidelity VIP Freedom 2025
        2011                                      18,130      1.12           20,301      1.77%        0.25%            -2.35%
        2010                                      20,594      1.15           23,618      2.10%        0.25%            15.50%
        2009                                      16,296      0.99           16,182      3.85%        0.25%            29.72%
        2008                                      15,502      0.77           11,866      4.02%        0.25%           -34.33%
        2007                                       7,347      1.17            8,564      3.17%        0.25%            10.23%
Fidelity VIP Freedom 2030
        2011                                     107,745      1.08          116,321      2.12%        0.25%            -2.84%
        2010                                     111,207      1.11          123,567      2.20%        0.25%            15.79%
        2009                                      98,459      0.96           94,483      2.66%        0.25%            31.33%
        2008                                      69,432      0.73           50,732      4.78%        0.25%           -38.20%
        2007                                      22,865      1.18           27,033      3.28%        0.25%            11.09%
Fidelity VIP Freedom Income
        2011                                       8,487      1.21           10,233      1.94%        0.25%             1.38%
        2010                                       7,697      1.19            9,156      1.88%        0.25%             7.23%
        2009                                       9,125      1.11           10,131      3.84%        0.25%            14.67%
        2008                                       5,876      0.97            5,691      1.67%        0.25%           -10.67%
        2007                                       3,751      1.08            4,065      4.59%        0.25%             5.94%
Fidelity VIP Disciplined Small Cap
        2011                                      56,444      1.05           59,184      0.55%        0.25%            -1.61%
        2010                                      53,637      1.07           57,161      0.35%        0.25%            25.23%
        2009                                      57,876      0.85           49,255      0.59%        0.25%            21.97%
        2008                                      44,365      0.70           30,954      1.00%        0.25%           -33.95%
        2007                                      31,841      1.06           33,631      0.66%        0.25%            -2.49%
Fidelity VIP Emerging Markets
        2011                                     225,764      0.72          163,555      0.98%        0.25%           -21.21%
        2010                                     221,986      0.92          204,100      1.07%        0.25%            17.59%
        2009                                     177,250      0.78          138,585      0.54%        0.25%            74.97%
        2008 (d)                                  47,352      0.45           21,160      1.31%        0.25%           -50.57%
Fidelity VIP Freedom 2035
        2011                                       6,744      1.47            9,872      2.49%        0.25%            -4.23%
        2010                                       4,313      1.53            6,587      3.44%        0.25%            16.72%
        2009 (c)                                   3,180      1.31            4,160      2.09%        0.25%            31.15%

                                                         AT DECEMBER 31                    FOR THE YEARS ENDED DECEMBER 31
                                             --------------------------------------  ----------------------------------------------
                                                           UNIT FAIR                 INVESTMENT   EXPENSE RATIO     TOTAL RETURN
                                                UNITS     VALUE LOWEST                 INCOME       LOWEST TO        LOWEST TO
                                             OUTSTANDING   TO HIGHEST    NET ASSETS    RATIO*       HIGHEST**        HIGHEST***
                                             -----------  ------------  -----------  ----------  --------------  ------------------
Fidelity VIP Freedom 2040
        2011                                       9,542      1.47           14,046      2.18%        0.25%            -4.26%
        2010                                       7,837      1.54           12,052      2.89%        0.25%            16.90%
        2009 (c)                                   3,172      1.32            4,170      1.96%        0.25%            31.69%
Fidelity VIP Freedom 2045
        2011                                       4,159      1.47            6,116      2.35%        0.25%            -4.64%
        2010                                       3,189      1.54            4,916      2.15%        0.25%            17.07%
        2009 (c)                                   3,018      1.32            3,973      2.04%        0.25%            31.93%
Fidelity VIP Freedom 2050
        2011                                      15,956      1.48           23,596      1.94%        0.25%            -5.17%
        2010                                      13,834      1.56           21,572      1.97%        0.25%            17.29%
        2009 (c)                                  12,184      1.33           16,200      2.88%        0.25%            33.01%
Fidelity VIP Funds Manager 20%
        2011                                       3,734      1.20            4,463      1.40%        0.25%             2.05%
        2010                                       4,933      1.17            5,780      1.73%        0.25%             7.09%
        2009 (c)                                   3,555      1.09            3,889      1.10%        0.25%             9.53%
Fidelity VIP Funds Manager 50%
        2011                                       5,934      1.32            7,822      1.88%        0.25%            -0.67%
        2010                                       5,200      1.33            6,891      0.43%        0.25%            11.61%
        2009 (c)                                   3,141      1.19            3,729      1.73%        0.25%            18.92%
Fidelity VIP Funds Manager 60%
        2011                                       5,611      1.36            7,595      1.59%        0.25%            -2.17%
        2010                                       4,483      1.39            6,205      1.52%        0.25%            13.21%
        2009 (c)                                   3,333      1.22            4,075      1.74%        0.25%            22.40%
Fidelity VIP Funds Manager 70%
        2011                                       7,303      1.38           10,098      1.73%        0.25%            -3.04%
        2010                                       6,227      1.43            8,881      0.92%        0.25%            14.04%
        2009 (c)                                  13,963      1.25           17,469      4.96%        0.25%            25.14%
Fidelity VIP Funds Manager 85%
        2011                                     128,079      1.43          182,975      1.83%        0.25%            -5.54%
        2010                                      71,594      1.51          108,274      1.20%        0.25%            15.78%
        2009 (c)                                  66,485      1.31           86,844      1.78%        0.25%            30.62%
Janus Aspen Forty
        2011                                     144,881   .88 to 1.00      132,087      0.24%   .00% to .50%      -7.40% to -6.94%
        2010                                     158,334   .95 to 1.04      154,768      0.23%   .00% to .50%        5.95% to 6.48%
        2009                                     156,489    .89 to .76      144,173      0.01%   .00% to .50%      45.29% to 46.02%
        2008                                     132,126   .62 to 1.00       83,341      0.01%   .00% to .50%       -44.59% to .00%
        2007                                      96,474  1.00 to 1.20      108,479      0.18%   .00% to .50%        .00% to 36.29%
Janus Aspen Overseas
        2011                                   1,735,242  1.00 to 1.22    2,046,216      0.39%   .00% to .50%    -32.67% to -32.34%
        2010                                   3,094,496  1.00 to 1.81    5,375,121      0.56%   .00% to .50%      24.39% to 25.02%
        2009                                   2,342,930  1.00 to 1.45    3,273,423      0.43%   .00% to .50%      78.18% to 79.07%
        2008                                   2,235,968   .70 to 1.00    1,769,499      1.10%   .00% to .50%       -52.47% to .00%
        2007                                   2,171,720  1.00 to 1.69    3,609,018      0.47%   .00% to .50%        .00% to 28.02%
Lord Abbett Mid-Cap Value
        2011                                   2,441,592  1.10 to 1.27    2,696,639      0.22%   .00% to .25%      -4.25% to -4.01%
        2010                                   2,126,520  1.15 to 1.32    2,449,456      0.44%   .00% to .25%      25.12% to 25.43%
        2009                                   2,010,764   .92 to 1.06    1,847,413      0.55%   .00% to .25%      26.30% to 26.61%
        2008                                   1,871,898    .72 to .84    1,357,069      1.32%   .00% to .25%    -39.51% to -39.36%
        2007                                   1,878,489  1.19 to 1.39    2,244,694      0.39%   .00% to .25%          .33% to .58%
Ivy Funds VIP Balanced
        2011                                     829,738  1.00 to 2.58    2,103,523      1.45%   .00% to .50%        2.80% to 3.31%
        2010                                     667,762  1.49 to 2.51    1,632,955      2.16%   .00% to .50%      16.52% to 17.11%
        2009                                     598,062  1270 to 2.15    1,253,775      2.55%   .00% to .50%      12.66% to 13.23%
        2008                                   6,369,330  1.00 to 1.91    7,431,756      0.10%   .00% to .50%       -21.39% to .00%
        2007                                   6,819,183  1.00 to 2.43    9,923,269      1.37%   .00% to .50%        .00% to 13.67%

                                                         AT DECEMBER 31                    FOR THE YEARS ENDED DECEMBER 31
                                             --------------------------------------  ----------------------------------------------
                                                           UNIT FAIR                 INVESTMENT   EXPENSE RATIO     TOTAL RETURN
                                                UNITS     VALUE LOWEST                 INCOME       LOWEST TO        LOWEST TO
                                             OUTSTANDING   TO HIGHEST    NET ASSETS    RATIO*       HIGHEST**        HIGHEST***
                                             -----------  ------------  -----------  ----------  --------------  ------------------
Ivy Funds VIP Growth
        2011                                   1,505,107   .92 to 2.09    1,596,367      3.95%    .00% to .50%       1.62% to 2.12%
        2010                                   1,680,357   .90 to 2.06    1,761,896      0.63%    .00% to .50%     12.02% to 12.58%
        2009                                   1,803,409   .80 to 1.84    1,673,705      0.37%    .00% to .50%     26.44% to 27.07%
        2008                                   2,896,033   .63 to 1.46    2,012,457      0.00%    .00% to .50%   -36.59% to -36.27%
        2007                                   3,036,214   .99 to 2.30    3,378,957      0.00%    .00% to .50%     25.18% to 25.81%
Ivy Funds VIP International Value
        2011                                   2,856,463  1.00 to 2.73    3,981,544      1.33%    .00% to .50%   -14.31% to -13.88%
        2010                                   2,038,325   1.21to 3.19    2,624,387      1.33%    .00% to .50%     13.52% to 14.09%
        2009                                   1,987,482  1.06 to 2.81    2,259,146      2.59%    .00% to .50%    -40.58% to 36.97%
        2008                                   1,972,762   .78 to 2.06    1,961,465      0.51%    .00% to .50%      -42.55% to .00%
        2007                                   2,123,895  1.00 to 3.59    4,079,177      1.84%    .00% to .50%        .00% to 9.88%
Ivy Funds VIP Small Cap Growth
        2011                                     377,459   .96 to 2.10      675,078      0.00%    .00% to .50%    -11.05% to-10.60%
        2010                                     114,870  1.08 to 2.36      251,286      0.00%    .00% to .50%     28.21% to 28.85%
        2009                                     109,529   .84 to 1.84      186,968      0.41%    .00% to .50%     34.05% to 34.72%
        2008                                     108,182   .62 to 1.37      140,037      0.00%    .00% to .50%   -39.48% to -39.18%
        2007                                     131,380  1.02 to 2.27      284,349      0.00%    .00% to .50%       .00% to 13.23%
Ivy Funds VIP Value
        2011                                     107,131   .89 to 2.16      197,760      0.73%    .00% to .50%     -7.78% to -7.32%
        2010                                     100,952   .96 to 2.35      201,457      0.89%    .00% to .50%     18.12% to 18.71%
        2009                                     107,998   .81 to 1.99      180,504      2.01%    .00% to .50%     26.01% to 26.64%
        2008                                     109,277   .64 to 1.58      147,410      0.28%    .00% to .50%      -34.15% to .00%
        2007                                     102,994   .96 to 2.39      206,715      0.79%    .00% to .50%      -3.52% to 1.64%
Ivy Funds VIP Micro-Cap Growth
        2011                                      54,496   .96 to 2.40      121,464      0.00%    .00% to .50%     -7.48% to -7.01%
        2010                                      66,050  1.03 to 2.59      157,097      0.00%    .00% to .50%     40.15% to 40.86%
        2009                                      66,404   .73 to 1.84      112,616      0.00%    .00% to .50%     40.58% to 41.29%
        2008                                      64,927   .52 to 1.31       78,145      0.00%    .00% to .50%   -48.30% to -48.03%
        2007                                      60,789  1.00 to 2.52      141,229      0.00%    .00% to .50%       -.22% to 6.22%
Ivy Funds VIP Small Cap Value
        2011                                     265,544  1.00 to 2.24      584,948      0.15%    .00% to .50%   -13.22% to -12.79%
        2010                                      49,234  1.17 to 2.58      114,681      0.07%    .00% to .50%     25.78% to 26.41%
        2009                                      60,108   .93 to 2.05      112,253      0.00%    .00% to .50%     28.50% to 29.15%
        2008                                      53,599   .72 to 1.59       77,200      0.11%    .00% to .50%      -26.50% to .00%
        2007                                     124,945   .97 to 2.16      255,334      0.01%    .00% to .50%       -4.61% to .00%
Ivy Funds VIP Core Equity
        2011                                      73,746  1.00 to 1.31       89,205      0.38%    .00% to .50%       1.16% to 1.66%
        2010                                      42,383  1.02 to 1.29       50,736      0.90%    .00% to .50%     20.29% to 20.89%
        2009                                      58,662   .84 to 1.07       58,363      1.12%    .00% to .50%     23.90% to 24.02%
        2008                                      73,193   .68 to 1.00       58,984      0.19%    .00% to .50%      -35.10% to .00%
        2007                                      69,575  1.00 to 1.34       86,473      0.70%    .00% to .50%       .00% to 13.74%
Ivy Funds VIP Science & Technology
        2011                                   2,473,915  1.10 to 1.12    2,765,074      0.00%    .00% to .25%     -6.00% to -5.77%
        2010                                   2,185,026  1.17 to 1.19    2,591,654      0.00%    .00% to .25%     12.47% to 12.75%
        2009                                   1,883,600  1.04 to 1.05    1,981,444      0.00%    .00% to .25%     43.48% to 43.84%
        2008                                   1,304,373    .73 to .73      953,926      0.00%    .00% to .25%   -34.06% to -33.89%
        2007 (e)                                 605,913  1.10 to 1.11      670,272      0.00%    .00% to .25%     10.46% to 10.62%
MFS Research Bond Series
        2011                                     345,535  1.06 to 1.07      368,532      2.70%    .00% to .25%       6.48% to 6.75%
        2010 (b)                                  51,655  1.00 to 1.00       51,610      0.00%    .00% to .25%       7.20% to 7.47%
MFS VIT II Emerging Market Equity
        2011 (a)                                 102,252    .84 to .84       85,748      0.42%    .00% to .25%   -19.71% to -19.61%
Oppenheimer Global Securities
        2011                                     480,039  1.10 to 1.10      529,328      0.91%    .00% to .25%     -8.52% to -8.29%
        2010 (b)                                 157,321  1.20 to 1.20      189,154      0.00%    .00% to .25%     15.69% to 15.98%

                                                         AT DECEMBER 31                    FOR THE YEARS ENDED DECEMBER 31
                                             --------------------------------------  ----------------------------------------------
                                                           UNIT FAIR                 INVESTMENT   EXPENSE RATIO     TOTAL RETURN
                                                UNITS     VALUE LOWEST                 INCOME       LOWEST TO        LOWEST TO
                                             OUTSTANDING   TO HIGHEST    NET ASSETS    RATIO*       HIGHEST**        HIGHEST***
                                             -----------  ------------  -----------  ----------  --------------  ------------------
Oppenheimer MS Small & Mid-Cap
        2011 (a)                                  44,478   .92 to .93        41,187      0.00%    .00% to .25%   -10.87% to -10.76%
Pioneer Mid Cap Value
        2011                                      74,337  1.14 to 1.14       85,054      1.04%    .00% to .25%     -5.87% to -5.64%
        2010 (b)                                  46,446  1.21 to 1.21       56,321      0.00%    .00% to .25%     17.92% to 18.22%
Van Eck Global Hard Assets
        2011                                   3,683,078  1.08 to 1.09    4,015,125      1.06%    .00% to .25%   -16.66% to -16.45%
        2010                                   3,165,930  1.28 to 1.30    4,130,790      0.32%    .00% to .25%     28.91% to 29.23%
        2009                                   2,642,874  1.00 to 1.01    2,668,174      0.21%    .00% to .25%     57.14% to 57.54%
        2008                                   1,871,957   .64 to .64     1,199,562      0.25%    .00% to .25%   -46.26% to -46.12%
        2007 (e)                               1,221,727  1.19 to 1.19    1,452,936      0.00%    .00% to .25%     18.80% to 18.98%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses , such as mortality and expense charges and adminstrative charges, that result in direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

** This ratio represents the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges and adminstrative charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner account through the redemption of units and expenses of the underlying fund are excluded. Investment options with a date notation indicate the effective date of that investment option in the variable account. For periods less than one year, the ratios have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns may not be within the ranges presented depending on the timing of when new products, if any, become available during the year.

(a)  Period from May 24, 2011 (commencement of operations) to December 31, 2011.

(b)  Period from August 26, 2010 (commencement of operations) to December 31,
     2010.

(c)  Period from April 24, 2009 (commencement of operations) to December 31,
     2009.

(d)  Period from April 28, 2008 (commencement of operations) to December 31,
     2008.

(e)  Period from May 21, 2007 (commencement of operations) to December 31, 2007.

                        MINNESOTA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS
                           AND SUPPLEMENTARY SCHEDULES

                        DECEMBER 31, 2011, 2010 AND 2009

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
Minnesota Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Minnesota Life Insurance Company and subsidiaries (collectively, the Company) as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Minnesota Life Insurance Company and subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

/s/ KPMG LLP

March 5, 2012

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2011 AND 2010
                                 (IN THOUSANDS)

                                                                                         2011          2010
                                                                                     -----------   -----------
Assets
   Fixed maturity securities:
      Available-for-sale, at fair value (amortized cost $9,301,196 and $8,683,191)   $10,063,416   $ 9,140,051
   Equity securities, at fair value (cost $188,197 and $185,274)                         213,939       216,820
   Mortgage loans, net                                                                 1,417,147     1,276,154
   Finance receivables, net                                                              215,899       197,856
   Policy loans                                                                          350,863       339,127
   Alternative investments (cost $390,674 and $447,022)                                  447,351       506,294
   Fixed maturity securities on loan, at fair value
      (amortized cost $63,917 and $51,469)                                                66,226        54,071
   Equity securities on loan, at fair value (cost $4,968 and $8,624)                       6,937        10,284
   Derivative instruments                                                                117,306       165,290
   Other invested assets                                                                 201,561        59,688
                                                                                     -----------   -----------
      Total investments                                                               13,100,645    11,965,635

   Cash and cash equivalents                                                             308,034       336,321
   Securities held as collateral                                                          43,892        33,274
   Deferred policy acquisition costs                                                     852,729       887,142
   Accrued investment income                                                             117,096       110,267
   Premiums and fees receivable                                                          180,354       166,377
   Property and equipment, net                                                            79,592        77,010
   Reinsurance recoverables                                                              947,969       903,743
   Goodwill and intangible assets, net                                                    43,723        43,977
   Other assets                                                                           97,414        72,807
   Separate account assets                                                            12,541,363    13,199,636
                                                                                     -----------   -----------
         Total assets                                                                $28,312,811   $27,796,189
                                                                                     ===========   ===========

Liabilities and Stockholder's Equity

Liabilities:

   Policy and contract account balances                                              $ 7,138,162   $ 6,738,810
   Future policy and contract benefits                                                 2,913,627     2,699,561
   Pending policy and contract claims                                                    349,408       318,592
   Other policyholder funds                                                              771,639       743,387
   Policyholder dividends payable                                                         36,945        39,202
   Unearned premiums and fees                                                            171,673       207,966
   Pension and other postretirement benefits                                              19,689        12,033
   Income tax liability:
      Current                                                                             37,301        42,889
      Deferred                                                                           326,344       244,662
   Securities in transit                                                                  39,130       159,380
   Accrued commissions and expenses                                                      149,424       131,946
   Other liabilities                                                                     477,522       230,235
   Notes payable                                                                         120,000       120,000
   Securities lending collateral                                                          60,770        51,758
   Separate account liabilities                                                       12,541,363    13,199,636
                                                                                     -----------   -----------
      Total liabilities                                                               25,152,997    24,940,057
                                                                                     -----------   -----------

Stockholder's equity:
   Common stock, $1 par value, 5,000,000 shares authorized, issued and outstanding         5,000         5,000
   Additional paid in capital                                                            179,522       179,522
   Accumulated other comprehensive income                                                369,541       270,553
   Retained earnings                                                                   2,605,751     2,401,057
                                                                                     -----------   -----------
      Total stockholder's equity                                                       3,159,814     2,856,132
                                                                                     -----------   -----------
         Total liabilities and stockholder's equity                                  $28,312,811   $27,796,189
                                                                                     ===========   ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                 (IN THOUSANDS)

                                                                         2011         2010         2009
                                                                      ----------   ----------   ----------
Revenues:

   Premiums                                                           $1,541,999   $1,433,088   $1,681,089
   Policy and contract fees                                              535,352      523,120      510,440
   Net investment income                                                 618,124      585,956      543,115
   Net realized investment gains
      Other-than-temporary-impairments on fixed maturity securities       (6,707)     (31,862)     (87,795)
      Other-than-temporary-impairments on fixed maturity securities
         transferred to other comprehensive income                         1,169        9,608       42,987
      Other net realized investment gains                                 57,113       63,175       74,825
                                                                      ----------   ----------   ----------
         Total net realized investment gains                              51,575       40,921       30,017
   Finance charge income                                                  64,691       58,059       53,777
   Commission income                                                     103,426       91,181       78,400
   Other income                                                           30,643       31,287       28,744
                                                                      ----------   ----------   ----------
         Total revenues                                                2,945,810    2,763,612    2,925,582
                                                                      ----------   ----------   ----------

Benefits and expenses:

   Policyholder benefits                                               1,533,956    1,469,524    1,725,209
   Interest credited to policies and contracts                           344,290      331,073      324,514
   General operating expenses                                            534,822      503,563      497,204
   Commissions                                                           232,404      230,629      183,753
   Administrative and sponsorship fees                                    60,142       62,319       58,407
   Dividends to policyholders                                              8,637        9,475       10,898
   Interest on notes payable                                              10,025       10,184       10,236
   Amortization of deferred policy acquisition costs                     203,755      214,539      197,505
   Capitalization of policy acquisition costs                           (272,382)    (292,604)    (245,976)
                                                                      ----------   ----------   ----------
         Total benefits and expenses                                   2,655,649    2,538,702    2,761,750
                                                                      ----------   ----------   ----------
            Income from operations before taxes                          290,161      224,910      163,832

   Income tax expense:
      Current                                                             56,455       51,991       28,736
      Deferred                                                            29,012        4,979       22,833
                                                                      ----------   ----------   ----------
            Total income tax expense                                      85,467       56,970       51,569
                                                                      ----------   ----------   ----------
               Net income                                             $  204,694   $  167,940   $  112,263
                                                                      ==========   ==========   ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                 (IN THOUSANDS)

                                                                             ACCUMULATED
                                                               ADDITIONAL       OTHER                        TOTAL
                                                     COMMON      PAID IN    COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                                      STOCK      CAPITAL    INCOME (LOSS)    EARNINGS        EQUITY
                                                    --------   ----------   -------------   ----------   -------------
2009:
   Balance, beginning of year                         $5,000    $179,522      $(420,447)    $2,052,171    $1,816,246
      Comprehensive income:
         Net income                                       --          --             --        112,263       112,263
         Other comprehensive income                       --          --        442,924             --       442,924
                                                                                                          ----------
            Total comprehensive income                                                                       555,187

      Changes in accounting principle                     --          --        (56,783)        87,683        30,900
      Dividends to stockholder                            --          --             --         (8,000)       (8,000)
                                                      ------    --------      ---------     ----------    ----------
   Balance, end of year                               $5,000    $179,522      $ (34,306)    $2,244,117    $2,394,333
                                                      ======    ========      =========     ==========    ==========

2010:
   Balance, beginning of year                         $5,000    $179,522      $ (34,306)    $2,244,117    $2,394,333
      Comprehensive income:
         Net income                                       --          --             --        167,940       167,940
         Other comprehensive income                       --          --        206,578             --       206,578
                                                                                                          ----------
            Total comprehensive income                                                                       374,518

      Transfer of benefit plans to parent company         --          --         98,281             --        98,281
      Dividends to stockholder                            --          --             --        (11,000)      (11,000)
                                                      ------    --------      ---------     ----------    ----------
   Balance, end of year                               $5,000    $179,522      $ 270,553     $2,401,057    $2,856,132
                                                      ======    ========      =========     ==========    ==========

2011:
   Balance, beginning of year                         $5,000    $179,522      $ 270,553     $2,401,057    $2,856,132
      Comprehensive income:
         Net income                                       --          --             --        204,694       204,694
         Other comprehensive income                       --          --         98,988             --        98,988
                                                                                                          ----------
            Total comprehensive income                                                                       303,682
                                                      ------    --------      ---------     ----------    ----------
   Balance, end of year                               $5,000    $179,522      $ 369,541     $2,605,751    $3,159,814
                                                      ======    ========      =========     ==========    ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                 (IN THOUSANDS)

                                                              2011           2010           2009
                                                          -----------    -----------    -----------
Cash Flows from Operating Activities
Net income                                                $   204,694    $   167,940    $   112,263
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Interest credited to annuity and insurance contracts       278,048        282,090        281,163
   Fees deducted from policy and contract balances           (385,411)      (369,059)      (364,474)
   Change in future policy benefits                            75,435         89,764         88,865
   Change in other policyholder liabilities, net               95,465        119,947         44,425
   Amortization of deferred policy acquisition costs          203,755        214,539        197,505
   Capitalization of policy acquisition costs                (272,382)      (292,604)      (245,976)
   Change in premiums and fees receivable                     (13,552)         3,589         12,803
   Deferred tax provision                                      29,012          8,501         22,833
   Change in income tax liabilities - current                  (7,086)        48,361         67,817
   Net realized investment gains                              (51,575)       (40,921)       (30,017)
   Change in reinsurance recoverables                         (43,614)       (38,537)       (15,597)
   Other, net                                                 191,856         16,990        (24,080)
                                                          -----------    -----------    -----------
      Net cash provided by operating activities               304,645        210,600        147,530
                                                          -----------    -----------    -----------

Cash Flows from Investing Activities

Proceeds from sales of:
   Fixed maturity securities                                2,460,836      2,512,147      1,624,832
   Equity securities                                          116,027        181,367        329,379
   Alternative investments                                    164,218         64,942         19,365
   Derivative instruments                                     379,135        176,461        139,037
   Other invested assets                                        7,103          1,043            668
Proceeds from maturities and repayments of:
   Fixed maturity securities                                  851,157        843,350        737,631
   Mortgage loans                                             126,268         77,478         96,375
Purchases and originations of:
   Fixed maturity securities                               (3,870,310)    (4,133,892)    (3,554,931)
   Equity securities                                         (106,974)       (87,511)      (156,242)
   Mortgage loans                                            (276,558)      (105,237)      (109,810)
   Alternative investments                                    (68,671)       (62,278)       (43,612)
   Derivative instruments                                    (305,437)      (265,575)      (172,338)
   Other invested assets                                       (4,363)          (324)          (862)
Finance receivable originations or purchases                 (160,025)      (140,157)      (131,521)
Finance receivable principal payments                         133,449        124,371        115,880
Securities in transit                                        (261,399)        71,285        (16,582)
Other, net                                                    (54,604)       (47,654)       (44,455)

                                                          -----------    -----------    -----------
      Net cash used for investing activities                 (870,148)      (790,184)    (1,167,186)
                                                          -----------    -----------    -----------

Cash Flows from Financing Activities

Deposits credited to annuity and insurance contracts        2,842,495      2,605,466      2,742,147
Withdrawals from annuity and insurance contracts           (2,364,401)    (1,994,110)    (1,977,430)
Change in amounts drawn in excess of cash balances               (980)         3,486         10,296
Payment on debt                                                    --         (5,000)            --
Dividends paid to stockholder                                      --        (11,000)        (8,000)
Other, net                                                     60,102         (8,419)         1,226
                                                          -----------    -----------    -----------
      Net cash provided by financing activities               537,216        590,423        768,239
                                                          -----------    -----------    -----------

Net increase (decrease) in cash and cash equivalents          (28,287)        10,839       (251,417)
Cash and cash equivalents, beginning of year                  336,321        325,482        576,899
                                                          -----------    -----------    -----------
Cash and cash equivalents, end of year                    $   308,034    $   336,321    $   325,482
                                                          ===========    ===========    ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2011, 2010 AND 2009
                                 (IN THOUSANDS)

(1)  NATURE OF OPERATIONS

     Organization and Description of Business

     The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc. (SFG)) and its wholly-owned subsidiaries. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

     The Company, which primarily operates in the United States, has divided its businesses into four strategic business units, which focus on various markets: Individual Financial Security, Financial Institution Group, Group Insurance, and Retirement. Revenues, including net realized investment gains, for these strategic business units and revenues reported by the Company's subsidiaries and corporate product line for the years ended December 31 were as follows:

                                             2011         2010         2009
                                          ----------   ----------   ----------
Individual Financial Security             $  567,807   $  545,589   $  500,785
Financial Institution Group                  345,376      311,064      301,743
Group Insurance                            1,364,200    1,274,692    1,513,190
Retirement                                   479,702      481,696      460,047
                                          ----------   ----------   ----------
   Total strategic business units          2,757,085    2,613,041    2,775,765
Subsidiaries and corporate product line      188,725      150,571      149,817
                                          ----------   ----------   ----------
      Total                               $2,945,810   $2,763,612   $2,925,582
                                          ==========   ==========   ==========

     The Company serves more than 10 million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

     The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the accounts of Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.

     The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including but not limited to, changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements, and such changes in estimates are generally recorded on the consolidated statements of operations in the period in which they are made.

     The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, valuation of and impairment losses on investments, valuation allowances or impairments for mortgage loans on real estate, income taxes, goodwill, intangible assets, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

     Insurance Revenues and Expenses

     Premiums on traditional life insurance products, which include individual whole life and term insurance and immediate annuities, are recognized as revenue when due. For accident and health and group life insurance products, premiums are recognized as revenue over the contract period when earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the consolidated balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policyholder benefits and the amortization of deferred policy acquisition costs.

     Nontraditional life insurance products include individual adjustable life, universal life and variable life insurance and group universal and variable universal life insurance. Revenue from nontraditional life insurance products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to the emergence of estimated gross profits.

     Any premiums on both traditional and nontraditional products due as of the date of the consolidated financial statements that have not yet been received and posted are included in premiums and fees receivable on the consolidated balance sheets.

     Certain nontraditional life insurance products, specifically individual adjustable and variable life insurance, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profits.

     Commission Income

     Commission income on insurance products is recognized as earned, net of the amount required to be remitted to the various underwriters responsible for providing the policy. Commissions are refunded on cancelled policies based on the unearned portion of the premium payments.

     Commission income on investment related products is recognized on the date of sale. Related commission expense due to agents on such sales is also recognized on the date of sale.

     Administrative and Sponsorship Fees

     The Company pays administrative fees to financial institutions for administrative duties performed including, but not limited to, collection and remittance of premium, assistance with premium billing, communication with loan customers and other additional clerical functions. The expense is estimated and accrued on a quarterly basis based on recent historical experience and is trued up at each profit sharing year-end which occur throughout the year. The Company also pays certain financial institutions sponsorship fees which are primarily based on the loss experience of the business placed by the financial institution with the Company.

     Valuation of Investments and Net Investment Income

     Fixed maturity securities, which may be sold prior to maturity and include fixed maturities on loan, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted using the interest yield method. The Company recognizes the excess of all cash flows over the initial investment attributable to its beneficial interest in asset-backed securities estimated at the acquisition/transaction date as interest income over the life of the Company's beneficial interest using the effective interest yield method. The Company does not accrete the discount for fixed maturity securities that are in default.

     The Company uses book value as cost for applying the retrospective adjustment method to loan-backed fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained using a commercial software application or internal estimates.

     Marketable equity securities are generally classified as available-for-sale and are carried at fair value. Mutual funds and exchange-traded fund investments are carried at fair value, which generally are quoted market prices of the funds' net asset value. The Company also invests in non-marketable equity securities that are not classified as available-for-sale and are carried at cost, which approximates fair value. As of December 31, 2011 and 2010, the Company had $10,000 of non-marketable equity securities.

     Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred income tax, reported as a separate component of accumulated other comprehensive income (loss) in stockholder's equity.

     Mortgage loans and mortgage loans held for investment are carried at amortized cost less any valuation allowances. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the effective interest yield method. Mortgage loans for which the Company has recorded a specific valuation allowance are held at the present value of the expected future cash flows discounted at the loan's original effective interest rate, or the estimated fair value of the loan's underlying collateral.

     Alternative investments include private equity funds, mezzanine debt funds and hedge funds investing in limited partnerships. These investments are carried on the consolidated balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, and adjusted for any distributions received (equity method accounting). In-kind distributions are recorded as a return of capital for the cost basis of the stock received. Any adjustments recorded directly to the stockholders' equity of the investee are recorded, based on the Company's ownership share, as unrealized gains or losses. The valuation of alternative investments is recorded based on the partnership financial statements from the previous quarter plus contributions and distributions during the fourth quarter. The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity. The Company evaluates partnership financial statements received subsequent to December 31 up to the financial statements issue date for material fluctuations in order to determine if an adjustment should be recorded as of December 31.

     Real estate, included in other invested assets on the consolidated balance sheets, represents commercial real estate acquired in satisfaction of mortgage loan debt. The real estate acquired is considered held for sale for accounting purposes and is carried at fair value less estimated cost to sell. As of December 31, 2011 and 2010, the Company had $5,200 and $8,400, respectively, of real estate held for sale.

     For non-structured fixed maturity securities, the Company recognizes interest income using the interest method without anticipating the impact of prepayments. The Company recognizes dividend income on equity securities upon the declaration of the dividend.

     For structured fixed maturity securities, excluding interest-only securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from outside service providers or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income.

     Policy loans are carried at the unpaid principal balance.

     Cash and cash equivalents of sufficient credit quality are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

     A portion of the funds collected by the Company from its financial institution customers is restricted in its use because the Company is acting as an agent on behalf of certain insurance underwriters. As an agent, the Company has a fiduciary responsibility to remit the appropriate percentage of monies collected to the corresponding insurance underwriters. This sum of money is defined as unremitted premiums payable and is recorded in other liabilities on the consolidated balance sheets as discussed in detail in note 15. The use of restricted funds is limited to the satisfaction of the unremitted premiums and claims payable owed to the underwriter.

     The amount of restricted cash reported in cash and cash equivalents on the consolidated balance sheets is $20,550 and $19,997 at December 31, 2011 and 2010, respectively.

     Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-offs. The interest rates on the receivables outstanding at December 31, 2011 and 2010 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2011 and 2010 approximate the fair value at that date.

     Derivative Financial Instruments

     The Company uses a variety of derivatives, including swaps, forwards, floors, futures and option contracts, to manage the risks associated with cash flows or changes in estimated fair values related to the Company's financial instruments. The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting.

     Derivative instruments are carried at fair value, with changes in fair value of derivative instruments and economically hedged items recorded in net realized investment gains or, in the case of certain life insurance product economic hedging, in policyholder benefits on the consolidated statements of operations. Interest income generated by derivative instruments is reported in net realized investment gains on the consolidated statements of operations.

     Several life insurance and annuity products in the Company's liability portfolio contain investment guarantees which are deemed to be embedded derivatives. These guarantees take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products. The embedded derivative is bifurcated from the host insurance contract and accounted for as a freestanding derivative. Embedded derivatives are carried on the consolidated balance sheets at estimated fair value and are included within policy and contract account balances and future policy and contract benefits on the consolidated balance sheets. Changes in estimated fair value are reported in net realized investment gains or in policyholder benefits on the consolidated statements of operations.

     The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as derivative instruments with the changes in fair value reported in net realized investment gains.

     Realized and Unrealized Gains and Losses

     Realized and unrealized gains and losses are determined using the specific security identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value. During these reviews, the Company evaluates many factors, including, but not limited to, the length of time and the extent to which the current fair value has been below the cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to hold or sell the security, and current economic conditions.

     An other-than-temporary impairment (OTTI) is recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its fair value only when either the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in the fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of the projected future cash flows expected to be collected is recognized as an OTTI in earnings (credit loss). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of the OTTI related to other-than credit factors (noncredit loss) is recorded as an other comprehensive loss. When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in accumulated other comprehensive income (loss) and not in earnings.

     For non-structured fixed maturity securities, an OTTI is recorded when the Company does not expect to recover the entire amortized cost basis of the security. The Company estimates the credit component of the loss based on a number of various liquidation scenarios that it uses to assess the revised expected cash flows from the security.

     For structured fixed maturity securities, an OTTI is recorded when the Company believes that based on expected discounted cash flows, the Company will not recover all amounts due under the contractual terms of the security. The credit loss component considers inputs from outside sources, including but not limited to, default rates, delinquency rates, loan to collateral ratios, third-party guarantees, current levels of subordination, vintage, geographic concentration, credit ratings and other information that management deems relevant in forming its assessment.

     The Company utilizes an accretable yield which is the equivalent of book yield at purchase date as the factor to discount the cash flows. The book yield is also analyzed to see if it warrants any changes due to prepayment assumptions.

     For equity securities, an OTTI is recorded when the Company does not have the ability and intent to hold the security until forecasted recovery, or if the forecasted recovery is not within a reasonable period. When an OTTI has occurred, the entire difference between the equity security's cost and its fair value is charged to earnings. Equity securities that have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee's current financial condition, liquidity, near-term recovery prospects, and other factors. In addition, all equity securities that have an unrealized loss position greater than $100 are reviewed based on the individual characteristics of the security. For all such equity security considerations, the Company further considers the likelihood of recovery within a reasonable period of time, as well as the intent and ability to hold such securities.

     Alternative investments that have been in an unrealized loss position of greater than 20% for longer than two years are analyzed on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund. If facts and circumstances indicate that the value of the investment will not recover in a reasonable time period, the cost of the investment is written down and an OTTI is recorded in net realized investment gains on the consolidated statements of operations.

     All other material unrealized losses are reviewed for any unusual event that may trigger an OTTI. Determination of the status of each analyzed investment as other-than-temporarily impaired or not is made based on these evaluations with documentation of the rationale for the decision.

     The Company may, from time to time, sell invested assets subsequent to the balance sheet date that were considered temporarily impaired at the balance sheet date for several reasons. The rationale for the change in the Company's intent to sell generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the balance sheet date, significant unforeseen changes in the Company's liquidity needs, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets subsequent to the balance sheet dates for either December 31, 2011 or 2010.

     The mortgage loan valuation allowance is estimated based on an evaluation of known and inherent risks within the loan portfolio and consists of an evaluation of a specific loan loss allowance and a general loan loss allowance. A specific loan loss allowance is recognized when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan. A non-performing loan is defined as a loan that is not performing to the contractual terms of the loan agreement. Examples of non-performing loans may include delinquent loans, requests for forbearance and loans in the process of foreclosure. The specific valuation allowance is equal to the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, or, if the loan is in the process of foreclosure or otherwise collateral dependent, the estimated fair value of the loan's underlying collateral, less estimated selling costs. Mortgage loans that are deemed uncollectible are generally written-off against the valuation allowance, and recoveries, if any, are credited to the valuation allowance. The Company may recognize a general loan loss valuation allowance for pools of loans with similar characteristics when it is probable that a credit event has occurred within the pool and the amount of the loss can be reasonably estimated. Changes in the valuation allowance are recorded in net realized investment gains on the consolidated statements of operations.

     For a small portion of the portfolio, classified as troubled debt restructurings, the Company grants concessions related to the borrowers' financial difficulties. The types of concessions may include: a permanent or temporary modification of the interest rate, extension of the maturity date at a lower interest rate and/or a reduction of accrued interest. If a loan is considered a troubled debt restructuring, the Company impairs the loan and records a specific valuation allowance, if applicable.

     Securities Lending

     The Company, through an agent, lends certain portfolio holdings and in turn receives cash collateral to be invested pursuant to the terms of an agreement with the lending agent.

     The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the consolidated balance sheets as securities held as collateral and securities lending collateral, respectively. Securities on loan remain on the Company's consolidated balance sheets and interest and dividend income earned by the Company on loaned securities is recognized in net investment income on the consolidated statements of operations.

     Securities lending income is recorded in net investment income and was $47, $17, and $199 for the years ended December 31, 2011, 2010, and 2009, respectively. Securities, consisting of equity securities and fixed maturity securities, were loaned to other financial institutions. Amounts loaned as of December 31, 2011 and 2010 were $73,163 and $64,355, respectively. As of December 31, 2011 and 2010, the fair value of the collateral associated with securities lending was $43,892 and $33,274, respectively.

     Separate Accounts

     Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and are reported at the fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders and contractholders. The activity of the separate accounts is not reflected on the consolidated statements of operations except for the fees the Company received, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and the activity related to guaranteed minimum death and withdrawal benefits.

     The Company periodically invests money in its separate accounts. At December 31, 2011 and 2010, the fair value of these investments included within equity securities on the consolidated balance sheets was $32,367 and $21,869, respectively.

     Finance Charge Income and Receivables

     The Company's finance receivables portfolio is primarily comprised of smaller balance homogenous direct installment loans, which are originated at the Company's network of over 120 retail branch locations in Illinois, Indiana, Kentucky, Missouri and Tennessee. The Company also holds a smaller portfolio of retail installment notes that are primarily originated through contracts with retail stores within the same regions as the branch locations.

     Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoffs are reported at their outstanding unpaid principal balances reduced by an allowance for losses.

     The Company uses the interest (actuarial) method of accounting for unearned finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges, interest and late fees on smaller balance, homogeneous finance receivables is suspended once an account has recognized 60-days of accrued charges. The account is subsequently accounted for on a cash basis. Accrual is resumed when there are less than 60-days of accrued charges. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 30 days or if they are considered by management to be impaired.

     The majority of the Company's finance receivables are smaller balance homogeneous loans evaluated collectively for impairment. The Company applies a general valuation allowance to its entire loan portfolio via a direct charge to operations through the provision for credit losses at an amount, which in management's judgment, based on the overall risk characteristics of the portfolio, changes in the character or size of the portfolio and the level of nonperforming assets, is adequate to absorb probable losses on existing receivables. Risk characteristics include consideration of historical loss experience, adjusted for current economic conditions such as delinquency rates, unemployment and regulatory changes. The underlying assumptions, estimates and assessments used are updated periodically to reflect management's view of current conditions. Changes in estimates can significantly affect the allowance for losses.

     It is the Company's general policy to charge off finance receivable accounts (net of unearned finance charges) when they are deemed uncollectible or when no collections were received during the preceding six months, except for certain accounts that have been individually reviewed by management and are deemed to warrant further collection effort.

     The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, appraisals of collateral, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, appraisals, evaluations, and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or collateral. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

     Impaired loans not considered troubled debt restructurings (TDRs) are generally larger (greater than $50) real estate secured loans that are at least 60 days past due. A loan is classified as impaired when, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to all of the contractual terms of the loan agreement. A specific valuation allowance is calculated based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance is considered to be fully collectible.

     TDRs are those loans for which the Company has granted a concession to a borrower experiencing financial difficulties without the receipt of additional compensation. TDRs generally occur as a result of loan modifications forced by personal bankruptcy court rulings, where the Company is required to reduce the remaining future principal and/or interest payments on a loan; or due to a borrower rolling an existing loan into a newly issued loan with extended terms. The Company expects borrowers whose loans have been modified under these situations to be able to meet their contractual obligations for the remaining term of the loan. As a result, the Company generally does not exceed the general allowance already recognized.

     Deferred Policy Acquisition Costs

     The costs of acquiring new and renewal business, after the effects of reinsurance, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs. Deferred policy acquisition costs (DAC) are subject to loss recognition and recoverability testing at least annually.

     For traditional life insurance, accident and health and group life insurance products, DAC are amortized with interest over the premium paying period in proportion to the ratio of annual premium revenues to ultimate premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     For nontraditional life insurance products and deferred annuities, DAC are amortized with interest over the expected life of the contracts in relation to the present value of estimated gross profits from investment, mortality and expense, and lapse margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses, investment returns and separate account returns, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience.

     For future separate account returns, the Company utilizes a mean reversion process. The Company determines an initial starting date (anchor date) to which a long-term separate account return assumption is applied in order to project an estimated mean return. The Company's future long-term separate account return assumption was 8% at December 31, 2011 and 2010. Factors regarding economic outlook and management's current view of the capital markets along with a historical analysis of long-term investment returns were considered in developing the Company's long-term separate account return assumption. If the actual separate account return varies from the long-term assumption, a modified yield assumption is projected over the next five years such that the mean return equals the long-term assumption. The modified yield assumption is not permitted to be negative or in excess of 15% during the five-year reversion period.

     Changes in assumptions can have a significant impact on the amount of DAC reported for nontraditional life insurance products and deferred annuities, and the related amortization patterns. In the event actual experience differs from expected experience or future assumptions are revised to reflect management's new best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant. Any resulting impact to financial results from a change in an assumption is included in amortization of DAC on the consolidated statements of operations.

     DAC are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as disclosed in note 20. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through accumulated other comprehensive income (loss) on the consolidated balance sheets.

     The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

     Sales Inducements

     The Company defers sales inducements and amortizes them over the life of the policy utilizing the same methodology and assumptions used to amortize DAC. Deferred sales inducements are included in other assets on the consolidated balance sheets. The Company offers sales inducements for individual annuity products that credits the policyholder with a higher interest rate than the normal general account interest rate for the first year of the deposit and another sales inducement that offers an upfront bonus on variable annuities. Changes in deferred sales inducements for the periods ended December 31 were as follows:

                                     2011      2010
                                   -------   -------
Balance at beginning of year       $11,415   $10,292
Capitalization                       3,105     3,226
Amortization and interest           (1,824)     (792)
Adjustment for unrealized losses      (845)   (1,311)
                                   -------   -------
Balance at end of year             $11,851   $11,415
                                   =======   =======

     Goodwill and Other Intangible Assets

     In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized. The Company may choose to perform a qualitative assessment in which the Company determines if the fair value of the reporting unit is, more likely than not, greater than the carrying value of the reporting unit. If the fair value of the reporting unit is, more likely than not, greater than the carrying value of the reporting unit, no further review or testing is required. If the fair value of the reporting entity is not, more likely than not, greater than the carrying value of the reporting unit, or if the Company chooses not to perform a qualitative assessment, the goodwill is tested for impairment at the reporting unit level. Prior to 2011, goodwill was tested for impairment at the reporting unit level.

     The assessment or testing of goodwill is performed at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. When the Company chooses to perform or determines that testing is required, the fair value of the reporting unit is estimated using a combination of the income or discounted cash flows approach and the market approach, which utilizes comparable companies' data, when available. If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured. The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount. In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values. The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.

     The Company also evaluates the recoverability of other intangible assets with finite useful lives whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the fair value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be determined as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

     Software

     Computer software costs incurred for internal use are capitalized and amortized over a three to five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software and are included in property and equipment, net on the consolidated balance sheets. The Company had unamortized software costs of $43,983 and $39,051 as of December 31, 2011 and 2010, respectively, and amortized software expense of $16,290, $15,000 and $14,167 for the years ended December 31, 2011, 2010 and 2009, respectively.

     Property and Equipment

     Property and equipment are carried at cost, net of accumulated depreciation of $132,594 and $130,704 at December 31, 2011 and 2010, respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2011, 2010 and 2009, was $9,386, $10,016, and $11,715,
     respectively.

     Reinsurance

     Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

     Policyholder Liabilities

     Policy and contract account balances represent the net accumulation of funds associated with nontraditional life insurance products and deferred annuities. Additions to account balances include premiums, deposits and interest credited by the Company. Deductions to account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

     Future policy and contract benefits are comprised of reserves for traditional life insurance, group life insurance, accident and health products, and guarantees on certain deferred annuity contracts. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. When estimating the expected gross margins for traditional life insurance products as of December 31, 2011, the Company has assumed an average rate of investment yields ranging from 3.77% to 5.07%.

     Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on securities as disclosed in note 20. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a required discount rate if the funds were reinvested at then current market interest rates instead of the then current effective portfolio rate implicit in the policy reserves.

     Pending policy and contract claims primarily represent amounts estimated for claims incurred but not reported and claims that have been reported but not settled. Such liabilities are estimated based upon the Company's historical experience and other actuarial assumptions that consider current developments and anticipated trends.

     Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

     Participating Business

     Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2011 and 2010, the total participating business in force was $2,123,217 and $1,999,977, respectively. As a percentage of total life insurance in force, participating business in force represents 0.4% at both December 31, 2011 and 2010.

     Income Taxes

     The Company files a life/non-life consolidated federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The Company utilizes a consolidated approach to the allocation of current taxes, whereby, the tax benefits resulting from any losses by the Company, which would be realized by Minnesota Mutual Companies, Inc. on a consolidated return, go to the benefit of the Company. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

     Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the consolidated financial statements. Any such change could significantly affect the amounts reported on the consolidated statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

     The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

(3)  RISKS

     The following is a description of the significant risks facing the Company:

     CREDIT AND CASH FLOW ASSUMPTION RISK:

     Credit and cash flow assumption risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations or experience adverse changes to the contractual cash flow streams. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor, industry, and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company also considers relevant objective information available in estimating the cash flows related to structured securities. The Company monitors and manages exposures, determines whether securities are impaired or loans are deemed uncollectible, and takes charges in the period such assessments are made.

     Following below is discussion regarding particular asset class concentration of credit risk:

     CONCENTRATION OF CREDIT RISK:

          CASH AND CASH EQUIVALENTS:

          Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents in investment grade securities and limits the amount of credit exposure with any one institution.

          FINANCIAL INSTRUMENTS:

          Management attempts to limit the concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets by diversifying the geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

          Management attempts to achieve equity security diversification through the use of style diversification and through limiting exposure to a single issuer. Alternative investment diversification is sought by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of alternative instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

          DERIVATIVES:

          The Company executes derivative transactions with ongoing counterparty exposure exclusively with highly rated counterparties. Should the rating of a derivative counterparty drop, the Company may require the counterparty to post collateral. The aggregate counterparty exposure for a single non-qualified counterparty is limited to 1% of admitted assets for AAA rated counterparties and 0.75% of admitted assets for A or AA rated counterparties. The aggregate counterparty exposure to all non-qualified counterparties is limited to 3% of admitted assets. Admitted assets in this context are defined as the Company's admitted assets as defined by Statutory Accounting guidance authored by the National Association of Insurance Commissioners (NAIC).

          The Company does not anticipate nonperformance by any of its derivative instrument counterparties. The Company is required to pledge collateral in order to trade in futures contracts. The Company maintains ownership of pledged securities at all times.

          The Company attempts to minimize the adverse impact of any exposure to potential loss in the event of credit default by the Company's futures contracts by the fact that the futures contracts are exchange-traded instruments and if the broker could not perform its intermediary obligations concerning the Company's futures contracts, these contracts could be transferred to a new broker with little or no financial impact to the Company.

     EQUITY MARKET RISK:

     Equity market risk is the risk that significant adverse fluctuations in the equity market can affect financial results. Risks may include, but are not limited to, potential impairments to equity security holdings, changes in the amount of fee revenue a company may be able to realize from its separate account assets, impacting estimations of future profit streams from variable products or increasing potential claims under certain contracts with guaranteed minimum benefit features and, as discussed in credit risk above, investing in equity securities as a part of the insurance company investment portfolio.

     As of December 31, 2011, approximately 96.8% of separate account assets were invested in equity investments across the Company's variable product offerings. The Company attempts to minimize the adverse impact of this risk with its product offerings in traditional insurance products, which do not expose fee revenue to equity market risk and by collecting fee revenue on a transactional or annual basis rather than an asset-based basis.

     The Company holds derivative instruments in its efforts to minimize the adverse impact of equity market risks embedded within certain individual annuity and life products.

     As discussed above, the Company monitors its overall exposure to the equity market and attempts to maintain a diversified investment portfolio limiting its exposure to any single issuer.

     FOREIGN CURRENCY RISK:

     Foreign currency risk is the risk that the price of foreign currency denominated contracts may change significantly prior to the completion of investment transactions. The Company utilizes short-duration spot forward contracts in its efforts to minimize the adverse impact of foreign currency exchange rate risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios.

     INTEREST RATE RISK:

     Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. In a declining or low interest rate environment, the Company is generally not able to reinvest at comparable yields. Lower interest rates could also result in lower net investment income, guaranteed crediting rates on certain products and increased pension and other postretirement benefit obligations due to a decreased discount rate assumption. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities, by employing disciplined new product development procedures and by offering a wide range of products and by operating throughout the United States.

     LEGAL/REGULATORY RISK:

     Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates could result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. The Company attempts to minimize the adverse impact of this risk by offering a wide range of products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and assist in minimizing the adverse impact of this risk.

     MORTALITY RISK:

     Mortality risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation could occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company's main strategy to reduce this risk is to limit the concentration of mortality risk through geographical diversification and the purchase of reinsurance.

     RATINGS RISK:

     Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk-based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

     REINSURANCE RISK:

     Reinsurance risk is the risk that reinsurance companies, where a company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life and health business. The Company established a trust agreement when assets connected to the ceding of its Individual Disability line of business were sold. The assets in the trust are actively monitored for potential credit risk and are replaced as necessary. The Company also monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

(4)  NEW ACCOUNTING PRONOUNCEMENTS

     In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2011-11 (ASU 2011-11), Balance Sheet (Topic
     210): Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about offsetting and related arrangements. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013. The Company does not expect the adoption of ASU 2011-11 to have a material impact to its consolidated results of operations and financial position and will include the required disclosures in its notes to consolidated financial statements.

     In September 2011, the FASB issued Accounting Standards Update 2011-08 (ASU 2011-08), Intangibles - Goodwill and Other (Topic 350): Testing of Goodwill for Impairment, which gives entities the option of performing a qualitative assessment before calculating the fair value of the reporting unit required in Step 1 under current guidance. After performing the qualitative assessment, if the entity determines that the fair value of the reporting entity is, more likely than not, greater than the carrying value of the reporting unit, no further testing is required. If an entity determines otherwise, then it would be required to perform Step 1 and potentially Step 2 of the two-step impairment testing model. ASU 2011-08 is effective for goodwill impairment tests performed for years beginning after December 15, 2011, with early adoption permitted. The Company chose to early adopt ASU 2011-08 in 2011. There was no material impact to its consolidated results of operations and financial position upon adoption.

     In June 2011, the FASB issued Accounting Standards Update 2011-05 (ASU 2011-05), Comprehensive Income (Topic 220): Presentation of Comprehensive Income, which eliminates the presentation options contained in current guidance and instead requires entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements that show the components of net income and other comprehensive income, including adjustments for items that are reclassified from other comprehensive income to net income. The guidance does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. In December 2011, the FASB issued Accounting Standards Update 2011-12 (ASU 2011-12), Comprehensive Income (Topic 220):
     Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in ASU 2011-05, which indefinitely defers the presentation of reclassification adjustments as required in ASU 2011-05. ASU 2011-05 is effective for non-public entities for reporting periods ending after December 15, 2012 and is not expected to have a material impact to the Company's consolidated results of operations and financial position.

     In May 2011, the FASB issued Accounting Standards Update 2011-04 (ASU 2011-04), Fair Value Measurements (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, which clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. ASU 2011-04 is effective for non-public entities for annual reporting periods beginning after December 15, 2011. The Company is currently evaluating the impact of this new guidance to its consolidated results of operations and financial position.

     In April 2011, the FASB issued Accounting Standards Update 2011-02 (ASU 2011-02), Receivables (Topic 310): A Creditor's Determining of Whether a Restructuring Is a Troubled Debt Restructuring, which clarifies when creditors should classify a loan modification as a troubled debt restructuring (TDR). ASU 2011-02 is effective for non-public entities for reporting periods ending after December 15, 2012. The Company is currently evaluating the impact of this new guidance to its consolidated results of operations and financial position.

     In December 2010, the FASB issued Accounting Standards Update 2010-28 (ASU 2010-28), Intangibles - Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts, which requires an entity to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. ASU 2010-28 is effective for non-public entities for reporting periods ending after December 15, 2011. The Company had no material impact to its consolidated results of operations and financial position due to the adoption of ASU 2010-28.

     In October 2010, the FASB issued Accounting Standards Update 2010-26 (ASU 2010-26), Financial Services - Insurance (Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, which clarifies the types of costs that can be capitalized in the successful acquisition of new or renewal insurance contracts. Capitalized costs should include incremental direct costs of contract acquisition, as well as certain costs related directly to acquisition activities such as underwriting, policy issuance and processing, medical and inspection and sales force contract selling. ASU 2010-26 will be effective for fiscal years beginning after December 31, 2011 with retrospective application permitted but not required. The Company will adopt this guidance effective January 1, 2012 and expects to apply the retrospective method of adoption. The Company is currently evaluating the impact of this new guidance to its consolidated results of operations and financial position.

     In July 2010, the FASB issued Accounting Standards Update 2010-20 (ASU 2010-20), Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowances for Credit Losses which requires additional disclosures about the credit quality of financing receivables, such as aging information and credit quality indicators. In addition, disclosures must be disaggregated by portfolio segment or class based on how the Company develops its allowance for credit losses and how it manages its credit exposure. ASU 2010-20 is effective for non-public entities for reporting periods ending after December 15, 2011. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of ASU 2010-20 and has provided the required disclosures in notes 6 and 9.

     In April 2010, the FASB issued Accounting Standards Update 2010-15 (ASU 2010-15), Financial Services - Insurance (Topic 944): How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments, under which an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a variable interest entity, unless the separate account contract holder is a related party. The Company had no material impact to its consolidated results of operations and financial position due to the adoption of ASU 2010-15.

     In January 2010, the FASB issued Accounting Standards Update 2010-06 (ASU 2010-06), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which requires new disclosures related to fair value measurements and clarifies existing disclosure requirements about the level of disaggregation, inputs and valuation techniques. Additionally, this guidance requires disclosures about significant transfers between Level 1 and 2 measurement categories and separating the presentation of purchases, issuances, sales and settlements. This guidance was effective for periods beginning after December 15, 2009, except for the disclosures regarding the separation of the presentation of purchases, issuances, sales and settlements, which is effective for periods beginning after December 15, 2010. ASU 2010-06 was adopted by the Company effective January 1, 2010 with the exception of separating the presentation of purchases, sales and settlements. There was no impact to the Company's consolidated results of operations or financial position due to the adoption of this new guidance. The clarification of existing disclosure requirements about the level of disaggregation, inputs and valuation techniques is included within note 5 and 11. The Company adopted the required disclosure provisions of this new guidance relating to the separation of the presentation of purchases, issuances, sales and settlements effective January 1, 2011 which is included within note 5 and 11.

     In January 2010, the FASB issued Accounting Standards Update 2010-02 (ASU 2010-02), Consolidations (Topic 810): Accounting and Reporting for Decreases in Ownership of a Subsidiary, which clarifies the accounting and reporting by an entity that experiences a decrease in ownership in a subsidiary that is a business or nonprofit activity for periods ending on or after December 15, 2009. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of ASU 2010-02.

     In August 2009, the FASB issued Accounting Standards Update 2009-05 (ASU 2009-05), Fair Value Measurements and Disclosures (Topic 820): Measuring Liabilities at Fair Value, which provides clarification for measuring the fair value in circumstances in which a quoted price in an active market for the identical liability is not available for periods beginning January 1, 2010. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of ASU 2009-05.

     In June 2009, the FASB issued guidance relating to special purpose entities changing the determination of the primary beneficiary of a variable interest entity (VIE) from a quantitative model to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. The guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the Company's involvement with VIEs on its financial statements for periods beginning after November 15, 2009. In February 2010, the FASB issued Accounting Standards Updated 2010-10 (ASU 2010-10), Consolidation, Amendments for Certain Investment Funds. This guidance indefinitely defers the consolidation requirements for reporting enterprises' interests in entities that have the characteristics of investment companies and regulated money market funds. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of this new guidance and has provided the required disclosures in note 8.

     In June 2009, the FASB issued guidance relating to the accounting for transfers of financial assets. This guidance eliminates the concept of a qualifying special purpose entity, eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interest. The guidance also requires additional disclosures about a transferor's financial assets that have been accounted for as sales, the risks inherent in the transferred financial assets that have been retained, and the nature and financial effect of restrictions on the transferor's assets that continue to be reported on the consolidated balance sheets for periods beginning after November 15, 2009. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of this new guidance.

(5)  FAIR VALUE OF FINANCIAL INSTRUMENTS

     Financial Assets and Financial Liabilities Reported at Fair Value

     The fair value of the Company's financial assets and financial liabilities has been determined using available market information as of December 31, 2011 and 2010. Although the Company is not aware of any factors that would significantly affect the fair value of financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company primarily uses the market approach which utilizes process and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

     The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

          Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include U.S. Treasury securities, money-market funds, actively-traded U.S. and international equities, investments in mutual funds with quoted market prices, certain separate account assets, and listed derivatives.

          Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith of the U.S. government, publicly traded corporate fixed maturity securities, structured notes, municipal fixed maturity securities, certain mortgage and asset-backed securities, certain separate account assets, and certain derivatives.

          Level 3 - Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include certain mortgage and asset backed securities, certain privately placed corporate fixed maturity securities and certain derivatives, including embedded derivatives associated with living benefit guarantees and equity-indexed features on certain life and annuity contracts.

     The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

     Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

     The following tables summarize the Company's financial assets and financial liabilities measured at fair value on a recurring basis:

                                                                            DECEMBER 31, 2011
                                                            -------------------------------------------------
                                                              LEVEL 1       LEVEL 2     LEVEL 3      TOTAL
                                                            -----------   ----------   --------   -----------
Fixed maturity securities, available-for-sale:
   U.S. government securities                               $   176,608   $       --   $     --   $   176,608
   Agencies not backed by the full faith and credit of
      the U.S. government                                            --       93,947         --        93,947
   Foreign government securities                                     --       54,066         --        54,066
   Corporate securities                                              --    5,296,134    811,398     6,107,532
   Asset-backed securities                                           --      348,460    132,336       480,796
   CMBS                                                              --      942,354         11       942,365
   RMBS                                                              --    2,207,075      1,027     2,208,102
                                                            -----------   ----------   --------   -----------
      Total fixed maturity securities, available-for-sale       176,608    8,942,036    944,772    10,063,416
Equity securities, available-for-sale                           203,936           --          3       203,939
Fixed maturity securities on loan:
   U.S. government securities                                    53,350           --         --        53,350
   Corporate securities                                              --       12,876         --        12,876
                                                            -----------   ----------   --------   -----------
      Total fixed maturity securities on loan                    53,350       12,876         --        66,226
Equity securities on loan                                         6,937           --         --         6,937
Derivative instruments:
   TBA derivative instruments                                        --       30,433         --        30,433
   Other derivative instruments                                      10       86,863         --        86,873
                                                            -----------   ----------   --------   -----------
      Total derivative instruments                                   10      117,296         --       117,306
                                                            -----------   ----------   --------   -----------
         Total investments                                      440,841    9,072,208    944,775    10,457,824
Cash equivalents                                                247,470        1,350         --       248,820
Securities held as collateral                                    23,001       20,891         --        43,892
Separate account assets (1)                                  12,056,550      484,813         --    12,541,363
                                                            -----------   ----------   --------   -----------
         Total financial assets                             $12,767,862   $9,579,262   $944,775   $23,291,899
                                                            ===========   ==========   ========   ===========

Policy and contract account balances (2)                    $        --   $       --   $ 35,469   $    35,469
Future policy and contract benefits (2)                              --           --     81,183        81,183
Derivative instruments                                              105        9,779         --         9,884
Securities lending collateral                                    23,001       37,769         --        60,770
                                                            -----------   ----------   --------   -----------
         Total financial liabilities                        $    23,106   $   47,548   $116,652   $   187,306
                                                            ===========   ==========   ========   ===========

(1) Separate account liabilities are set equal to the fair value of separate account assets as prescribed by GAAP accounting guidance.

(2) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed annuity payout floor, and equity-indexed annuity and life products are considered embedded derivatives under current accounting guidance, resulting in the related liabilities being separated from the host contract and recognized at fair value.

     The following tables summarize the Company's financial assets and financial liabilities measured at fair value on a recurring basis:

                                                                            DECEMBER 31, 2010
                                                            -------------------------------------------------
                                                              LEVEL 1       LEVEL 2     LEVEL 3      TOTAL
                                                            -----------   ----------   --------   -----------
Fixed maturity securities, available-for-sale:
   U.S. government securities                               $   147,421   $       --   $     --   $   147,421
   Agencies not backed by the full faith and credit of
      the U.S. government                                            --       17,310         --        17,310
   Foreign government securities                                     --       50,245         --        50,245
   Corporate securities                                              --    4,609,052    816,277     5,425,329
   Asset-backed securities                                           --      352,370    167,659       520,029
   CMBS                                                              --      963,692         27       963,719
   RMBS                                                              --    2,013,532      2,466     2,015,998
                                                            -----------   ----------   --------   -----------
      Total fixed maturity securities, available-for-sale       147,421    8,006,201    986,429     9,140,051
Equity securities, available-for-sale                           206,816           --          4       206,820
Fixed maturity securities on loan:
   U.S. government securities                                    29,879           --         --        29,879
   Agencies not backed by the full faith and credit of
      the U.S. government                                            --        6,180         --         6,180
   Corporate securities                                              --       16,004         --        16,004
   Asset-backed securities                                           --        2,008         --         2,008
                                                            -----------   ----------   --------   -----------
      Total fixed maturity securities on loan                    29,879       24,192         --        54,071
Equity securities on loan                                        10,284           --         --        10,284
Derivative instruments:
   TBA derivative instruments                                        --      124,840         --       124,840
   Other derivative instruments                                   1,174       39,276         --        40,450
                                                            -----------   ----------   --------   -----------
      Total derivative instruments                                1,174      164,116         --       165,290
                                                            -----------   ----------   --------   -----------
         Total investments                                      395,574    8,194,509    986,433     9,576,516
Cash equivalents                                                287,162        7,087         --       294,249
Securities held as collateral                                        --       33,274         --        33,274
Separate account assets (1)                                  12,715,998      483,638         --    13,199,636
                                                            -----------   ----------   --------   -----------
         Total financial assets                             $13,398,734   $8,718,508   $986,433   $23,103,675
                                                            ===========   ==========   ========   ===========

Policy and contract account balances (2)                    $        --   $       --   $ 35,301   $    35,301
Future policy and contract benefits (2)                              --           --     20,577        20,577
Derivative instruments                                              700        9,140         --         9,840
Securities lending collateral                                        --       51,758         --        51,758
                                                            -----------   ----------   --------   -----------
         Total financial liabilities                        $       700   $   60,898   $ 55,878   $   117,476
                                                            ===========   ==========   ========   ===========

(1) Separate account liabilities are set equal to the fair value of separate account assets as prescribed by GAAP accounting guidance.

(2) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed annuity payout floor, and equity-indexed annuity and life products are considered embedded derivatives under current accounting guidance, resulting in the related liabilities being separated from the host contract and recognized at fair value.

     The methods and assumptions used to estimate the fair value of financial assets and liabilities are summarized as follows:

     FIXED MATURITY SECURITIES, AVAILABLE-FOR-SALE AND ON LOAN

     When available, fair values of fixed maturity are based on quoted market prices of identical assets in active markets and are reflected in Level 1.

     When quoted prices are not available, the Company's priority is to obtain prices from third party pricing services. The Company generally receives prices from multiple pricing services and maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Prices are reviewed by affiliated asset managers and management to validate reasonability. Fixed maturity securities with validated prices from pricing services are generally reflected in Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

     For fixed maturity securities where quoted market prices are not available or the Company concludes the pricing information received from third party pricing services is not reflective of market activity - generally private placement securities, securities that do not trade regularly and embedded derivatives included in such securities - an internally developed matrix pricing model using a commercial software application is used. The matrix pricing model is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Fixed maturity securities valued using internally developed pricing models are reflected in Level 3.

     As of December 31, 2011, 90.3% of fixed maturity fair values were obtained from third party pricing services and 9.7% from the internal methods described above. As of December 31, 2010, 89.1% of fixed maturity fair values were obtained from third party pricing services and 10.9% from the internal methods described above.

     EQUITY SECURITIES, AVAILABLE-FOR-SALE AND ON LOAN

     The Company's equity securities consist primarily of investments in common stock of publicly traded companies. The fair values of equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1. The Company carries a small amount of non-exchange traded equity securities classified within Level 3.

     DERIVATIVE INSTRUMENTS

     Derivative instrument fair values are based on quoted market prices when available. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties.

     The majority of the Company's derivative positions are traded in the over-the-counter (OTC) derivative market and are classified as Level 2. The fair values of most OTC derivatives are determined using discounted cash flow pricing models. The significant inputs to the pricing models are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. In general, OTC derivatives are compared to an outside broker quote when available and are reviewed in detail through the Company's valuation oversight group.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

     CASH EQUIVALENTS

     Cash equivalents include money market instruments and highly rated commercial paper. Money market instruments are generally valued using unadjusted quoted prices in active markets and are reflected in Level 1. The remaining instruments are typically not traded in active markets and their fair values are based on market observable inputs and, accordingly, have been classified as Level 2.

     INVESTMENTS IN POOLED SEPARATE ACCOUNTS

     Investments in pooled separate accounts are stated at the corresponding unit value of the pooled separate account, which represents fair value. The estimated fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account and are generally based on quoted market prices. Assets within the Company's separate accounts include direct investments in mutual funds, cash and cash equivalents and equity securities, which are included in Level 1. Additionally there are certain pooled separate accounts where the fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in the active market for identical or similar assets. These types of separate account assets include investments in fixed maturity securities and money market mutual funds which are included in Level 2.

     POLICY AND CONTRACT ACCOUNT BALANCES AND FUTURE POLICY AND CONTRACT ACCOUNT BENEFITS

     Policy and contract account balances and future policy and contract account benefits include liabilities for living benefit guarantees and equity-indexed features on certain annuity contracts and life insurance policies accounted for as embedded derivatives. These guarantees take the form of guaranteed withdrawal and income benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products.

     The fair value for embedded derivatives is estimated using the present value of future benefits less the present value of future fees over the expected lives of the contracts using various capital market and actuarial assumptions. The cash flows are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives includes an adjustment for the Company's own credit risk and other non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to peer companies' debt ratings and the Company's own claims paying ability.

     Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized in the valuation of embedded derivatives associated with the company's optional living benefit features are unobservable and are considered to be significant inputs to the liability valuations, the liability has been reflected within Level 3.

     The following tables provide a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2011:

                                                       TOTAL REALIZED
                                                    AND UNREALIZED GAINS
                                                   (LOSSES) INCLUDED IN:
                                                   ---------------------
                                                                          TRANSFERS  TRANSFERS   PURCHASES,
                                       BALANCE AT    NET       OTHER        IN TO      OUT OF    SALES AND     BALANCE
                                        BEGINNING  INCOME  COMPREHENSIVE   LEVEL 3    LEVEL 3   SETTLEMENTS,   AT END
                                         OF YEAR     (1)       INCOME        (2)        (2)        NET (3)     OF YEAR
                                       ----------  ------  -------------  ---------  ---------  ------------  --------
Corporate securities                    $816,277   $  99      $ 8,314      $14,513    $    --     $(27,805)   $811,398
Asset-backed securities                  167,659       5       (1,323)          --     (9,176)     (24,829)    132,336
CMBS                                          27      --           (1)          --         --          (15)         11
RMBS                                       2,466    (167)       1,122           --         --       (2,394)      1,027
                                        --------   -----      -------      -------    -------     --------    --------
   Total fixed maturity securities,
      available-for-sale                 986,429     (63)       8,112       14,513     (9,176)     (55,043)    944,772
Equity securities, available-for-sale          4       4           (1)          --         --           (4)          3
                                        --------   -----      -------      -------    -------     --------    --------
      Total financial assets            $986,433   $ (59)     $ 8,111      $14,513    $(9,176)    $(55,047)   $944,775
                                        ========   =====      =======      =======    =======     ========    ========

(1) The amounts included in this column are reported in net realized investment gains on the consolidated statements of operations.

(2) Transfers in to/out of Level 3 are primarily due to the availability of quoted market prices or changes in the Company's conclusion that pricing information received from a third party pricing service is not reflective of market activity.

(3) The table below provides the bifurcation of the net purchases, sales and settlements.

     The following table provides the bifurcation of the net purchases, sales and settlements during the year ended December 31, 2011:

                                                                         PURCHASES,
                                                                          SALES AND
                                                                        SETTLEMENTS,
                                       PURCHASES   SALES   SETTLEMENTS       NET
                                       ---------  -------  -----------  ------------
Corporate securities                    $75,300   $(3,686)  $ (99,419)    $(27,805)
Asset-backed securities                     806      (275)    (25,360)     (24,829)
CMBS                                         --        --         (15)         (15)
RMBS                                        144    (1,840)       (698)      (2,394)
                                        -------   -------   ---------     --------
   Total fixed maturity securities,
      available-for-sale                 76,250    (5,801)   (125,492)     (55,043)
Equity securities, available-for-sale        --        (4)         --           (4)
                                        -------   -------   ---------     --------
      Total financial assets            $76,250   $(5,805)  $(125,492)    $(55,047)
                                        =======   =======   =========     ========

     Transfers of securities among the levels occur at the beginning of the reporting period. Transfers between Level 1 and Level 2 were not material for the year ended December 31, 2011.

     The following tables provide a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2010:

                                                       TOTAL REALIZED
                                                    AND UNREALIZED GAINS
                                                   (LOSSES) INCLUDED IN:
                                                   ----------------------
                                                                           TRANSFERS  TRANSFERS   PURCHASES,
                                       BALANCE AT    NET        OTHER        IN TO      OUT OF    SALES AND     BALANCE
                                        BEGINNING   INCOME  COMPREHENSIVE   LEVEL 3    LEVEL 3   SETTLEMENTS,   AT END
                                         OF YEAR     (1)        INCOME        (2)        (2)          NET       OF YEAR
                                       ----------  -------  -------------  ---------  ---------  ------------  --------
Corporate securities                    $761,786   $(3,505)    $25,555      $    --   $     --     $ 32,441    $816,277
Asset-backed securities                  194,454        32       3,073       17,379    (25,420)     (21,859)    167,659
CMBS                                          89        --          (2)          --         --          (60)         27
RMBS                                       4,675       238       1,339           --       (645)      (3,141)      2,466
                                        --------   -------     -------      -------   --------     --------    --------
   Total fixed maturity securities,
      available-for-sale                 961,004    (3,235)     29,965       17,379    (26,065)       7,381     986,429
Equity securities, available-for-sale          9       (15)         19           --         --           (9)          4
                                        --------   -------     -------      -------   --------     --------    --------
      Total financial assets            $961,013   $(3,250)    $29,984      $17,379   $(26,065)    $  7,372    $986,433
                                        ========   =======     =======      =======   ========     ========    ========

(1) The amounts included in this column are reported in net realized investment gains on the consolidated statements of operations.

(2) Transfers in to/out of Level 3 are primarily due to the availability of quoted market prices or changes in the Company's conclusion that pricing information received from a third party pricing service is not reflective of market activity.

     Transfers of securities among the levels occur at the beginning of the reporting period. Transfers between Level 1 and Level 2 were not material for the year ended December 31, 2010.

     There were no changes in unrealized gains (losses) included in net income related to assets held as of December 31, 2011 and 2010.

     The following tables provide a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2011:

                                                TOTAL REALIZED
                                            AND UNREALIZED (GAINS)
                                              LOSSES INCLUDED IN:
                                            ----------------------
                                BALANCE AT    NET        OTHER      TRANSFERS  TRANSFERS                BALANCE
                                 BEGINNING   INCOME  COMPREHENSIVE    IN TO      OUT OF                 AT END
                                  OF YEAR     (1)        INCOME      LEVEL 3    LEVEL 3   SETTLEMENTS   OF YEAR
                                ----------  -------  -------------  ---------  ---------  -----------  --------
Policy and contract account
   balances                       $35,301   $   168       $--          $--        $--        $  --     $ 35,469
Future policy and contract
   benefits                        20,577    60,999        --           --         --         (393)      81,183
                                  -------   -------       ---          ---        ---        -----     --------
   Total financial liabilities    $55,878   $61,167       $--          $--        $--        $(393)    $116,652
                                  =======   =======       ===          ===        ===        =====     ========

(1) The amounts in this column related to future policy and contract benefits are reported as losses within net realized investment gains on the consolidated statements of operations and the amounts related to the policy and contract account balances are reported as losses within policyholder benefits on the consolidated statements of operations.

     The following tables provide a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2010:

                                                TOTAL REALIZED
                                            AND UNREALIZED (GAINS)
                                              LOSSES INCLUDED IN:
                                            ----------------------
                                                                                           ISSUANCES,
                                BALANCE AT    NET        OTHER      TRANSFERS  TRANSFERS   SALES AND    BALANCE
                                 BEGINNING   INCOME  COMPREHENSIVE    IN TO      OUT OF   SETTLEMENTS,   AT END
                                  OF YEAR     (1)        INCOME      LEVEL 3    LEVEL 3       NET       OF YEAR
                                ----------  -------  -------------  ---------  ---------  ------------  -------
Policy and contract account
   balances                       $13,114   $22,187       $--          $--        $--        $  --      $35,301
Future policy and contract
   benefits                        30,999    (9,867)       --           --         --         (555)      20,577
                                  -------   -------       ---          ---        ---        -----      -------
   Total financial liabilities    $44,113   $12,320       $--          $--        $--        $(555)     $55,878
                                  =======   =======       ===          ===        ===        =====      =======

(1) The amounts in this column related to future policy and contract benefits are reported as gains within net realized investment gains on the consolidated statements of operations and the amounts related to the policy and contract account balances are reported as losses within policyholder benefits on the consolidated statements of operations.

     The change in unrealized (gains) losses included in net income related to liabilities held as of December 31, 2011 was $(61,778), of which $61,550 was included in net realized investment gains and $228 was included in policyholder benefits on the consolidated statements of operations. The change in unrealized (gains) losses included in net income related to liabilities held as of December 31, 2010 was $(13,405), of which $(8,975) was included in net realized investment gains and $22,380 was included in policyholder benefits on the consolidated statements of operations.

     The following tables summarize the Company's financial assets measured at fair value on a non-recurring basis:

                                         DECEMBER 31, 2011
                               ------------------------------------
                               LEVEL 1   LEVEL 2   LEVEL 3    TOTAL
                               -------   -------   -------   ------
Other invested assets:
   Real estate held for sale     $--       $--      $5,200   $5,200
                                 ---       ---      ------   ------
     Total financial assets      $--       $--      $5,200   $5,200
                                 ===       ===      ======   ======

                                         DECEMBER 31, 2010
                               ------------------------------------
                               LEVEL 1   LEVEL 2   LEVEL 3    TOTAL
                               -------   -------   -------   ------
Other invested assets:
   Real estate held for sale     $--       $--      $8,400   $8,400
                                 ---       ---      ------   ------
     Total financial assets      $--       $--      $8,400   $8,400
                                 ===       ===      ======   ======

     Real estate held for sale represents commercial real estate acquired in satisfaction of mortgage loan debt. The estimated fair value is obtained from third-party appraisals for each of the acquired properties less estimated costs to sell. The estimated fair value is categorized as Level 3 due to lack of transparency and unobservability in collateral valuation.

     Financial Assets and Financial Liabilities Reported at Other Than Fair
     Value

     The Company uses various methods and assumptions to estimate the fair value of financial assets and financial liabilities that are not carried at fair value on the consolidated balance sheets.

     Fair values of mortgage loans are based upon matrix pricing and discounted cash flows which may not necessarily equal the exit price a market participant would pay for the loan. The carrying amounts for finance receivables, policy loans, and alternative investments approximate the assets' fair values.

     The interest rates on finance receivables outstanding as of December 31, 2011 and 2010 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security.

     The fair values of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges, are estimated to be the amount payable on demand as of December 31, 2011 and 2010 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

     The fair values of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

     The fair value of notes payable is estimated using rates currently available to the Company for debt with similar terms and remaining maturities.

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                     2011                      2010
                           -----------------------   -----------------------
                            CARRYING       FAIR       CARRYING       FAIR
                             AMOUNT        VALUE       AMOUNT        VALUE
                           ----------   ----------   ----------   ----------
Mortgage loans, net        $1,417,147   $1,501,620   $1,276,154   $1,333,744
Finance receivables, net      215,899      215,899      197,856      197,856
Policy loans                  350,863      350,863      339,127      339,127
Alternative investments       447,351      447,351      506,294      506,294

     The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                     2011                       2010
                           -----------------------    ------------------------
                            CARRYING       FAIR        CARRYING        FAIR
                             AMOUNT        VALUE        AMOUNT        VALUE
                           ----------   ----------    ----------    ----------
Deferred annuities         $2,570,574   $2,721,392    $2,564,994    $2,742,477
Annuity certain contracts      88,496       95,616        82,974        87,647
Other fund deposits         1,802,146    1,813,250     1,702,694     1,705,162
Supplementary contracts
   without life
   contingencies               65,576       65,576        58,638        58,638
Notes payable                 120,000      122,351       120,000       122,179

(6)  INVESTMENTS

     Fixed Maturity and Equity Securities

     The Company's fixed maturity portfolio consists primarily of public and private corporate fixed maturity securities, mortgage and other asset backed securities, and U.S. Treasury and agency obligations.

     The carrying value of the Company's fixed maturity portfolio totaled $10,129,642 and $9,194,122 at December 31, 2011 and 2010, respectively.
     Fixed maturity securities represent 77.3% and 76.8% of total invested assets at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010 publicly traded fixed maturity securities comprised 80.2% and 78.6%, respectively, of the total fixed maturity portfolio.

     The Company invests in private placement fixed maturity securities to enhance the overall value of its portfolio, increase diversification and obtain higher yields than are possible with comparable publicly traded securities. Generally, private placement fixed maturity securities provide broader access to management information, strengthened negotiated protective covenants, call protection features and, frequently, improved seniority of collateral protection. Private placement securities generally are only tradable subject to restrictions by federal and state securities laws and are, therefore, less liquid than publicly traded fixed maturity securities.

     The Company holds CMBS that may be originated by single or multiple issuers, which are collateralized by mortgage loans secured by income producing commercial properties such as office buildings, multi-family dwellings, industrial, retail, hotels and other property types.

     The Company's RMBS portfolio consists of pass-through securities, which are pools of mortgage loans collateralized by single-family residences and primarily issued by government sponsored entities (E.G., GNMA, FNMA and FHLMC), and structured pass-through securities, such as collateralized mortgage obligations, that may have specific prepayment and maturity profiles and may be issued by either government sponsored entities or "private label" issuers. The Company's RMBS portfolio primarily contains loans made to borrowers with strong credit histories. The Company's portfolio consisted of $1,985,569 and $1,701,160 agency backed RMBS and $222,533 and $314,838 non-agency backed RMBS as of December 31, 2011 and 2010, respectively. The Company's RMBS portfolio also includes Alt-A mortgage loans to customers who have good credit ratings but have limited documentation for their source of income or some other standards used to underwrite the mortgage loan, and subprime residential loans to customers with weak credit profiles, including mortgages originated using relaxed mortgage-underwriting standards. The fair value of the Company's subprime securities as of December 31, 2011 was $49,882 with unrealized losses totaling $3,305. The fair value of the Company's subprime securities as of December 31, 2010 was $72,924 with unrealized losses totaling $11,021.

     The Company's asset-backed securities investment portfolio consists of securities collateralized by the cash flows of receivables relating to credit cards, automobiles, manufactured housing and other asset class loans.

     The equity securities portfolio is managed with the objective of capturing long-term capital gains with a moderate level of current income. The carrying value of the Company's equity security portfolio totaled $220,876 and $227,104 as of December 31, 2011 and 2010, respectively.

     The amortized cost, gross unrealized gains and losses, OTTI recognized in accumulated other comprehensive loss (AOCL) and fair value of fixed maturity and equity securities by type of investment were as follows:

                                                            GROSS        GROSS
                                             AMORTIZED   UNREALIZED   UNREALIZED   OTTI IN
DECEMBER 31, 2011                              COST         GAINS       LOSSES     AOCL (1)    FAIR VALUE
-----------------------------------------   ----------   ----------   ----------   --------   -----------
U.S. government securities                  $  141,479    $ 35,129     $    --     $     --   $   176,608
Agencies not backed by the full faith and
   credit of the U.S. government                88,831       5,323         207           --        93,947
Foreign government securities                   45,887       8,179          --           --        54,066
Corporate securities                         5,593,806     508,247       6,589      (12,068)    6,107,532
Asset-backed securities                        443,632      33,866       2,822       (6,120)      480,796
CMBS                                           900,498      41,653       3,771       (3,985)      942,365
RMBS                                         2,087,063     147,288       5,196       21,053     2,208,102
                                            ----------    --------     -------     --------   -----------
   Total fixed maturity securities,
      available-for-sale                     9,301,196     779,685      18,585       (1,120)   10,063,416
Equity securities - unaffiliated               188,197      30,260       4,518           --       213,939
                                            ----------    --------     -------     --------   -----------
      Total                                 $9,489,393    $809,945     $23,103     $ (1,120)  $10,277,355
                                            ==========    ========     =======     ========   ===========

(1) Amounts include net unrealized (gains) losses on OTTI fixed maturity securities subsequent to the impairment measurement date.

     The amortized cost, gross unrealized gains and losses, OTTI recognized in accumulated other comprehensive loss (AOCL) and fair value of fixed maturity and equity securities by type of investment were as follows:

                                                            GROSS        GROSS
                                             AMORTIZED   UNREALIZED   UNREALIZED   OTTI IN
DECEMBER 31, 2010                              COST         GAINS       LOSSES     AOCL (1)    FAIR VALUE
-----------------------------------------   ----------   ----------   ----------   --------   -----------
U.S. government securities                  $  130,044    $ 17,536     $   159     $     --    $  147,421
Agencies not backed by the full faith and
   credit of the U.S. government                16,010       1,690         390           --        17,310
Foreign government securities                   45,619       4,626          --           --        50,245
Corporate securities                         5,071,360     357,013      14,032      (10,988)    5,425,329
Asset-backed securities                        486,613      29,892       1,926       (5,450)      520,029
CMBS                                           951,026      28,347      10,790        4,864       963,719
RMBS                                         1,982,519      86,091      11,498       41,114     2,015,998
                                            ----------    --------     -------     --------    ----------
   Total fixed maturity securities,
      available-for-sale                     8,683,191     525,195      38,795       29,540     9,140,051
Equity securities - unaffiliated               185,274      32,886       1,340           --       216,820
                                            ----------    --------     -------     --------    ----------
      Total                                 $8,868,465    $558,081     $40,135     $ 29,540    $9,356,871
                                            ==========    ========     =======     ========    ==========

(1) Amounts include net unrealized (gains) losses on OTTI fixed maturity securities subsequent to the impairment measurement date.

     The amortized cost, gross unrealized gains and losses, OTTI recognized in AOCL and fair value of fixed maturity and equity securities on loan by type of investment were as follows:

                                                            GROSS        GROSS
                                             AMORTIZED   UNREALIZED   UNREALIZED   OTTI IN
DECEMBER 31, 2011                              COST         GAINS       LOSSES       AOCL      FAIR VALUE
-----------------------------------------   ----------   ----------   ----------   --------    ----------
U.S. government securities                    $52,305      $1,045         $--         $--       $53,350
Corporate securities                           11,612       1,264          --          --        12,876
                                              -------      ------         ---         ---       -------
   Total fixed maturity securities             63,917       2,309          --          --        66,226
Equity securities - unaffiliated                4,968       1,996          27          --         6,937
                                              -------      ------         ---         ---       -------
      Total                                   $68,885      $4,305         $27         $--       $73,163
                                              =======      ======         ===         ===       =======

     The amortized cost, gross unrealized gains and losses, OTTI recognized in AOCL and fair value of fixed maturity and equity securities on loan by type of investment were as follows:

                                                            GROSS        GROSS
                                             AMORTIZED   UNREALIZED   UNREALIZED   OTTI IN
DECEMBER 31, 2010                              COST         GAINS       LOSSES       AOCL      FAIR VALUE
-----------------------------------------   ----------   ----------   ----------   --------    ----------
U.S. government securities                    $28,288      $1,920        $329         $--       $29,879
Agencies not backed by the full faith and
   credit of the U.S. government                5,708         472          --          --         6,180
Corporate securities                           15,462         582          40          --        16,004
Asset-backed securities                         2,011          --           3          --         2,008
                                              -------      ------        ----         ---       -------
   Total fixed maturity securities             51,469       2,974         372          --        54,071
Equity securities - unaffiliated                8,624       1,689          29          --        10,284
                                              -------      ------        ----         ---       -------
      Total                                   $60,093      $4,663        $401         $--       $64,355
                                              =======      ======        ====         ===       =======

     The amortized cost and fair value of fixed maturity securities at December 31, 2011, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                          AVAILABLE-FOR-SALE
                                                 AVAILABLE-FOR-SALE       SECURITIES ON LOAN
                                              ------------------------   -------------------
                                               AMORTIZED       FAIR      AMORTIZED     FAIR
                                                 COST         VALUE         COST      VALUE
                                              ----------   -----------   ---------   -------
Due in one year or less                       $  186,582   $   189,829    $    --    $    --
Due after one year through five years          2,045,122     2,208,086     32,015     32,198
Due after five years through ten years         3,017,822     3,328,953     17,359     17,903
Due after ten years                              620,477       705,285     14,543     16,125
                                              ----------   -----------    -------    -------
                                               5,870,003     6,432,153     63,917     66,226
Asset-backed and mortgage-backed securities    3,431,193     3,631,263         --         --
                                              ----------   -----------    -------    -------
   Total                                      $9,301,196   $10,063,416    $63,917    $66,226
                                              ==========   ===========    =======    =======

     The Company had certain investments with a reported fair value lower than the cost of the investments as follows:

                                                                   DECEMBER 31, 2011
                                        ----------------------------------------------------------------------
                                               LESS THAN 12 MONTHS                 12 MONTHS OR GREATER
                                        ---------------------------------   ----------------------------------
                                                               UNREALIZED                           UNREALIZED
                                                               LOSSES AND                           LOSSES AND
                                          FAIR     AMORTIZED     OTTI IN       FAIR     AMORTIZED     OTTI IN
                                          VALUE      COST         AOCL        VALUE        COST        AOCL
                                        --------   ---------   ----------   ---------   ---------   ----------
Agencies not backed by the full faith
   and credit of the U.S. government    $ 10,166    $ 10,244     $   78      $  3,871    $  4,000     $   129
Corporate securities                     213,916     220,600      6,684         2,270       2,320          50
Asset-backed securities                   58,900      61,048      2,148         9,622      10,572         950
CMBS                                      71,251      73,380      2,129        64,346      70,769       6,423
RMBS                                      34,581      35,668      1,087       126,700     155,385      28,685
Equity securities - unaffiliated          41,903      46,191      4,288           559         789         230

                                                                   DECEMBER 31, 2010
                                        ----------------------------------------------------------------------
                                               LESS THAN 12 MONTHS                 12 MONTHS OR GREATER
                                        ---------------------------------   ----------------------------------
                                                               UNREALIZED                           UNREALIZED
                                                               LOSSES AND                           LOSSES AND
                                          FAIR     AMORTIZED     OTTI IN       FAIR     AMORTIZED     OTTI IN
                                          VALUE      COST         AOCL        VALUE        COST        AOCL
                                        --------   ---------   ----------   ---------   ---------   ----------
U.S. government securities              $ 16,932    $ 17,091     $   159     $     --    $     --     $    --
Agencies not backed by the full faith
   and credit of the U.S. government       2,493       2,574          81        3,691       4,000         309
Corporate securities                     570,996     583,574      12,578       20,300      21,768       1,468
Asset-backed securities                   36,910      37,832         922       13,276      15,576       2,300
CMBS                                     106,988     110,344       3,356      108,353     130,546      22,193
RMBS                                     165,473     169,420       3,947      215,998     268,046      52,048
Equity securities - unaffiliated          16,948      18,072       1,124          880       1,096         216

     The Company had certain investments on loan with a reported fair value lower than the cost of the investments as follows:

                                                                   DECEMBER 31, 2011
                                        ----------------------------------------------------------------------
                                               LESS THAN 12 MONTHS                 12 MONTHS OR GREATER
                                        ---------------------------------   ----------------------------------
                                                               UNREALIZED                           UNREALIZED
                                                               LOSSES AND                           LOSSES AND
                                          FAIR     AMORTIZED     OTTI IN       FAIR     AMORTIZED     OTTI IN
                                          VALUE      COST         AOCL        VALUE        COST        AOCL
                                        --------   ---------   ----------   ---------   ---------   ----------
Equity securities - unaffiliated          $476        $503         $27         $--         $--          $--

                                                                   DECEMBER 31, 2010
                                        ----------------------------------------------------------------------
                                               LESS THAN 12 MONTHS                 12 MONTHS OR GREATER
                                        ---------------------------------   ----------------------------------
                                                               UNREALIZED                           UNREALIZED
                                                               LOSSES AND                           LOSSES AND
                                          FAIR     AMORTIZED     OTTI IN       FAIR     AMORTIZED     OTTI IN
                                          VALUE      COST         AOCL        VALUE        COST        AOCL
                                        --------   ---------   ----------   ---------   ---------   ----------
U.S. government securities               $18,776    $19,105       $329         $--         $--          $--
Corporate securities                       4,362      4,402         40          --          --           --
Asset-backed securities                    2,008      2,011          3          --          --           --
Equity securities - unaffiliated             210        239         29          --          --           --

     For fixed maturity securities in an unrealized loss position, the Company expects to collect all principal and interest payments. In determining whether an impairment is other than temporary, the Company evaluates its intent and need to sell a security prior to its anticipated recovery in fair value. The Company performs ongoing analysis of liquidity needs, which includes cash flow testing. Cash flow testing includes duration matching of the investment portfolio and policyholder liabilities. As of December 31, 2011, the Company does not intend to sell and does not believe that it will be required to sell investments with an unrealized loss prior to recovery.

     The following paragraphs summarize the Company's evaluation of investment categories with unrealized losses as of December 31, 2011.

     Agencies not backed by the full faith and credit of the U.S. government are normally impaired due to interest rates and not credit-related reasons. Although not backed by the full faith and credit of the U.S. government, these securities generally trade as if they are.

     Corporate security valuations are impacted by both interest rates and credit industry specific issues. The Company recognizes an OTTI due to credit issues if the Company feels the security will not recover in a reasonable period of time. Unrealized losses are primarily due to the interest rate environment and credit spreads.

     CMBS and RMBS are impacted by both interest rates and the value of the underlying collateral. The Company utilizes discounted cash flow models using outside assumptions to determine if an OTTI is warranted.

     The Company's RMBS portfolio primarily consists of residential mortgages to prime borrowers. The depressed U.S. housing market continues to impact the valuations across the entire asset class. As of December 31, 2011, 89.9% of the RMBS portfolio was invested in agency pass-through securities. At December 31, 2011, the Company had RMBS securities that were in an unrealized loss position for twelve months or longer. The fair values of these securities were 67.8% investment grade (BBB or better). Credit support for the RMBS holdings remains high.

     The Company's CMBS portfolio had initial ratings of AA or higher and are diversified by property type and geographic location. The Company's CMBS portfolio is primarily super senior and senior securities as opposed to mezzanine or below. Weaknesses in commercial real estate fundamentals have impacted most of the asset class and the Company has recognized OTTI when warranted. At December 31, 2011, the Company had CMBS securities that had been in an unrealized loss position for twelve months or longer. The fair values of these securities were 68.6% investment grade.

     Equity securities with unrealized losses at December 31, 2011 primarily represent highly diversified publicly traded equity securities that have positive outlooks for near-term future recovery.

     At December 31, 2011 and 2010, fixed maturity securities and cash equivalents with a carrying value of $19,128 and $19,295, respectively, were on deposit with various regulatory authorities as required by law.

     Mortgage Loans

     The Company underwrites commercial mortgages on general purpose income producing properties and the Company has defined its portfolio segment as the commercial mortgage loan portfolio in total with the class segments defined as office buildings, retail facilities, apartment, industrial and other properties. Geographic and property type diversification is also considered in analyzing investment opportunities, as well as property valuation and cash flow. The mortgage loan portfolio totaled $1,417,147 and $1,276,154 at December 31, 2011 and 2010, respectively.

     All of the Company's commercial mortgage loan investments are owned by Minnesota Life Insurance Company and are managed and serviced directly by an affiliate, Advantus Capital Management, Inc. (Advantus). The Company currently does not hold any condominium commercial mortgage loan, construction, mezzanine or land loan investments.

     The following table shows the composition of the Company's commercial mortgage loan portfolio, net of valuation allowances, by class as of December 31, 2011.

                       2011
                    ----------
Industrial          $  556,541
Office buildings       410,462
Retail facilities      226,595
Apartment              149,182
Other                   74,367
                    ----------
   Total            $1,417,147
                    ==========

     If information is obtained on commercial mortgage loans that indicate a potential problem (likelihood of the borrower not being able to comply with the present loan repayment terms), the loan is placed on an internal surveillance list, which is routinely monitored by the Company. Among the criteria that would indicate a potential problem are: borrower bankruptcies, major tenant bankruptcies, loan relief/restructuring requests, delinquent tax payments, late payments, and vacancy rates.

     A valuation allowance is established when it is probable that the Company will not be able to collect all amounts due under the contractual terms of the loan. The valuation allowance includes a specific allowance for loans that are determined to be non-performing and a general allowance for pools of loans that are on the surveillance list where a probable loss exists but cannot be specifically identified to a specific loan.

     The following table provides a summary of the valuation allowance for the mortgage loan portfolio for the years ended December 31:

                                           2011     2010    2009
                                         -------   ------   ----
Balance at beginning of year             $ 3,700   $  100   $ --
   Addition to (release of) allowance      1,830    3,600    100
   Write-downs, net of recoveries         (1,400)      --     --
                                         -------   ------   ----
Balance at end of year                   $ 4,130   $3,700   $100
                                         =======   ======   ====

End of year valuation allowance basis:
   Specific allowance                    $ 1,035   $   --   $100
   General allowance                       3,095    3,700     --
                                         -------   ------   ----
Total valuation allowance                $ 4,130   $3,700   $100
                                         =======   ======   ====

     As of December 31, 2011, the Company had two loans with a total carrying value of $10,229, net of a $1,035 specific valuation allowance. As of December 31, 2011, The Company had 18 loans with a total carrying value of $52,093, net of a $3,095 general valuation allowance. The two loans having a specific valuation allowance were held in the industrial and retail facilities classes. For those two loans, the interest income recognized for the year ended December 31, 2011 was $618. In addition, these two loans that had a specific valuation allowance were modified in a troubled debt restructuring. There were no troubled debt restructurings that subsequently defaulted during 2011. The Company did not have any outstanding commitments to lend additional funds to borrowers with restructured loans as of December 31, 2011.

     The following table provides an aging summary of mortgage loans as of December 31, 2011:

Current                    $1,408,727
30-60 days past due                --
61-90 days past due                --
91 days or more past due        8,420
                           ----------
   Total                   $1,417,147
                           ==========

     The Company assesses the credit quality of its mortgage loan portfolio by reviewing the performance of its portfolio which includes evaluating its performing and nonperforming mortgage loans. Nonperforming mortgage loans include loans that are not performing to the contractual terms of the loan agreement. Nonperforming mortgage loans do not include restructured loans that are current with payments and thus are considered performing.

     The following table provides a summary of performing and nonperforming mortgage loans:

Performing mortgage loans      $1,408,727
Nonperforming mortgage loans        8,420
                               ----------
   Total                       $1,417,147
                               ==========

     The Company's two loans classified as nonperforming mortgage loans were held in the industrial and office buildings classes.

     Periodically the Company may acquire real estate in satisfaction of debt. The acquired real estate is recognized at the lower of the loan's amortized cost balance or the acquired property's fair value less expected selling costs.

     The following table provides a summary of real estate acquired in satisfaction of mortgage loan debt for the years ended December 31:

                                                             2011      2010    2009
                                                           -------   -------   ----
Number of properties acquired                                    2         2     --
Carrying value of mortgage loans prior to real estate
   acquisition                                             $ 8,065   $11,544    $--
Loss recognized upon acquisition in satisfaction of debt    (2,865)   (3,144)    --

     Alternative Investments

     Alternative investments primarily consist of venture capital funds, middle market leveraged buyout funds, distressed debt funds, mezzanine debt funds, hedge funds and other miscellaneous equity investments. Alternative investments are diversified by type, general partner, vintage year, and geographic location - both domestic and international.

     The Company's composition of alternative investments by type were as follows:

                                       DECEMBER 31, 2011    DECEMBER 31, 2010
                                      -------------------  -------------------
                                      CARRYING    PERCENT  CARRYING    PERCENT
                                        VALUE    OF TOTAL   VALUE     OF TOTAL
                                      --------   --------  --------   --------
Alternative investments
   Private equity funds               $269,161     60.2%   $261,399     51.6%
   Mezzanine debt funds                174,594     39.0%    172,029     34.0%
   Hedge funds                           3,596      0.8%     72,866     14.4%
                                      --------    -----    --------    -----
      Total alternative investments   $447,351    100.0%   $506,294    100.0%
                                      ========    =====    ========    =====

     Net Investment Income

     Net investment income for the years ended December 31 was as follows:

                               2011       2010       2009
                             --------   --------   --------
Fixed maturity securities    $504,157   $476,702   $437,786
Equity securities               8,131      9,525     12,371
Mortgage loans                 84,450     76,925     77,362
Policy loans                   24,600     24,649     24,515
Cash equivalents                   86        379      1,510
Alternative investments        13,948     13,052      3,930
Derivative instruments            627        231        (85)
Other invested assets           2,868      2,714      1,362
                             --------   --------   --------
   Gross investment income    638,867    604,177    558,751
Investment expenses           (20,743)   (18,221)   (15,636)
                             --------   --------   --------
   Total                     $618,124   $585,956   $543,115
                             ========   ========   ========

     Net Realized Investment Gains

     Net realized investment gains for the years ended December 31 were as follows:

                                  2011       2010      2009
                                --------   -------   --------
Fixed maturity securities       $ 20,734   $ 2,477   $(27,840)
Equity securities                  6,546    29,502     47,486
Mortgage loans                    (4,138)   (6,803)       (74)
Alternative investments           39,886     1,362    (15,267)
Derivative instruments           (10,518)   10,087     21,434
Other invested assets             (1,823)     (207)         2
Securities held as collateral        888     4,503      4,276
                                --------   -------   --------
   Total                        $ 51,575   $40,921   $ 30,017
                                ========   =======   ========

     Gross realized gains (losses) on the sales of fixed maturity securities, equity securities and alternative investments for the years ended December 31 were as follows:

                                  2011       2010       2009
                                --------   --------   --------
Fixed maturity securities,
   available for sale:
   Gross realized gains         $ 47,267   $ 43,443   $102,423
   Gross realized losses         (20,995)   (18,712)   (85,455)
Equity securities:
   Gross realized gains           14,107     34,046     79,699
   Gross realized losses          (4,332)    (4,493)   (27,963)
Alternative investments:
   Gross realized gains           50,771     24,412      5,085
   Gross realized losses          (3,905)    (9,018)       (21)

     Other-than-temporary impairments by asset type recognized in net realized investment gains for the years ended December 31 were as follows:

                                              2011      2010      2009
                                            -------   -------   -------
Fixed maturity securities
   Corporate securities                     $    --   $ 1,840   $14,107
   Asset-backed securities                    2,154     2,923        --
   CMBS                                          --    10,538     1,141
   RMBS                                       3,384     6,953    29,560
Mortgage loans                                3,654     3,144        --
Equity securities                             3,229        51     4,250
Alternative investments                       6,980    14,032    20,331
Other invested assets                            --       971        --
                                            -------   -------   -------
   Total other-than-temporary impairments   $19,401   $40,452   $69,389
                                            =======   =======   =======

     The cumulative credit loss component of other-than-temporary impairments on fixed maturity securities still held by the Company at December 31, for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income, was as follows:

                                                                 2011       2010       2009
                                                               --------   --------   --------
Balance at beginning of year                                   $ 66,577   $ 92,556   $     --
Credit loss component of OTTI loss not reclassified to
   other comprehensive loss in the cumulative effect
   transition adjustment                                             --         --     87,767
Additions:
   Initial impairments - credit loss OTTI recognized on
      securities not previously impaired                          3,087      6,337     33,414
   Additional impairments - credit loss OTTI recognized
      on securities previously impaired                           2,451     15,917     11,394
Reductions:
   Due to sales (or maturities, pay downs, or prepayments)
      during the period of securities previously credit loss
      OTTI impaired                                             (27,207)   (48,233)   (40,019)
                                                               --------   --------   --------
Balance at end of year                                         $ 44,908   $ 66,577   $ 92,556
                                                               ========   ========   ========

(7)  DERIVATIVE INSTRUMENTS

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the OTC market. The Company currently enters into derivative transactions that do not qualify for hedge accounting, or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to utilize hedge accounting, they provide the Company with an assumed economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. The Company uses a variety of derivatives including swaps, forwards, floors, futures and option contracts to manage the risk associated with changes in estimated fair values related to the Company's financial assets and liabilities, to utilize replication strategies and manage other risks due to the variable nature of the Company's cash flows. The Company also issues certain insurance policies that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within derivative instruments or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives and interest rate forwards or through the use of pricing models for OTC derivatives. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk and equity market risk. The Company uses a variety of strategies to attempt to manage these risks. The following table presents the notional amount, estimated fair value, and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held at:

                                                      DECEMBER 31, 2011                  DECEMBER 31, 2010
                                              ---------------------------------  ---------------------------------
                                                               FAIR VALUE                          FAIR VALUE
     PRELIMINARY                                          ---------------------              ---------------------
     UNDERLYING                                NOTIONAL             LIABILITIES   NOTIONAL             LIABILITIES
    RISK EXPOSURE         INSTRUMENT TYPE       AMOUNT     ASSETS       (1)        AMOUNT     ASSETS       (1)
--------------------  ----------------------  ----------  --------  -----------  ----------  --------  -----------
Interest rate         Interest rate swaps     $  101,500  $ 29,692     $   --    $  101,500  $  9,943     $   --
                      Interest rate futures      468,700         8         --       271,500         3         --
                      Interest rate floors       160,000     4,536         --            --        --         --
                      TBAs                        28,685    30,433         --       123,208   124,840         --
Foreign currency      Foreign currency swaps      17,000    (2,718)        --        17,000    (2,257)        --
Equity market         Equity futures             149,403         2         --       130,040         2         --
                      Equity options           1,089,839    55,353      9,884       497,491    32,759      9,840
                                              ----------  --------     ------    ----------  --------     ------
   Total derivatives                          $2,015,127  $117,306     $9,884    $1,140,739  $165,290     $9,840
                                              ==========  ========     ======    ==========  ========     ======

(1) The estimated fair value of all derivatives in a liability position is reported within other liabilities on the consolidated balance sheets.

     The majority of the freestanding derivatives utilized by the Company, other than TBAs, are for specific economic hedging programs related to various annuity and insurance product liabilities that have market risk. Management considers the sales growth of products and the volatility in the interest and equity markets in assessing the trading activity for these programs.

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     Interest rate futures are used by the Company to manage duration in certain portfolios within the general account of the Company. In exchange traded interest rate futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate futures are used primarily to hedge mismatches between the duration of the assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Interest rate floors are purchased by the Company to manage the impact of interest rate declines on overall investment performance. An interest rate floor is a series of put options on a specified interest rate. The Company enters into contracts to purchase interest rate floors and receives cash payments from the floor writer when the market rate is below the specified rate on the maturity date. The difference between the market rate and specified rate is then multiplied by the notional principal amount to determine the payment. If the market rate exceeds the specified rate on the maturity date, the Company does not receive a payment.

     Foreign currency swaps are used by the Company to offset foreign currency exposure on interest and principal payments of fixed maturity securities denominated in a foreign currency. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Foreign currency forwards are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency in the specified future date.

     In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

     The Company holds TBA forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date.

     The following tables present the amount and location of gains (losses) recognized in income from derivatives:

                                                  DECEMBER 31, 2011
                                  ------------------------------------------------
                                    NET REALIZED     NET INVESTMENT   POLICYHOLDER
                                  INVESTMENT GAINS       INCOME         BENEFITS
                                  ----------------   --------------   ------------
Interest rate swaps                   $24,140            $ (82)         $     --
Interest rate futures                  26,687               --               (33)
Interest rate floors                    4,232             (227)               --
TBAs                                      244              461                --
Foreign currency swaps                   (457)             442                --
Foreign currency forwards                 (80)              33                --
Equity futures                         (8,462)              --            (3,741)
Equity options                          3,785               --            (7,640)
                                      -------            -----          --------
Total gains (losses) recognized
   in income from derivatives         $50,089            $ 627          $(11,414)
                                      =======            =====          ========

                                                  DECEMBER 31, 2010
                                  ------------------------------------------------
                                    NET REALIZED     NET INVESTMENT   POLICYHOLDER
                                  INVESTMENT GAINS       INCOME         BENEFITS
                                  ----------------   --------------   ------------
Interest rate swaps                   $ 10,999            $(83)          $    --
Interest rate futures                    6,301              --                 9
TBAs                                       356              --                --
Foreign currency swaps                  (2,346)            322                --
Foreign currency forwards                 (203)             (8)               --
Equity futures                         (15,030)             --             8,869
Equity options                            (412)             --             6,282
                                      --------            ----           -------
Total gains (losses) recognized
   in income from derivatives         $   (335)           $231           $15,160
                                      ========            ====           =======

                                                  DECEMBER 31, 2009
                                  ------------------------------------------------
                                    NET REALIZED     NET INVESTMENT   POLICYHOLDER
                                  INVESTMENT GAINS       INCOME         BENEFITS
                                  ----------------   --------------   ------------
Interest rate swaps                   $(19,339)           $(83)          $3,414
Interest rate futures                  (12,010)             --               --
TBAs                                     1,075              --               --
Foreign currency forwards                   53              (2)              --
Equity futures                         (24,521)             --               --
Equity options                              --              --              768
                                      --------            ----           ------
Total gains (losses) recognized
   in income from derivatives         $(54,742)           $(85)          $4,182
                                      ========            ====           ======

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to OTC derivatives by entering into transactions with highly rated counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are purchased through regulated exchanges, and positions are settled on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. The Company was not obligated to receive any cash collateral at either December 31, 2011 or 2010.

     The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting arrangements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. The Company does not have any OTC derivatives that are in a net liability position, after considering the effect of netting arrangements, as of December 31, 2011 and therefore, was not required to pledge collateral.

     Embedded Derivatives

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These embedded derivatives take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products.

     The following table presents the fair value of the Company's embedded derivatives at December 31:

                                                         2011       2010
                                                       --------   --------
Embedded derivatives within annuity products:
   Minimum guaranteed withdrawal benefits              $(65,911)  $ (8,470)
   Guaranteed payout floors                             (15,272)   (12,107)
   Other                                                 (4,543)    (3,831)

Embedded derivatives within life insurance products:
   Equity-linked index credits                         $(30,926)  $(31,470)

     The following table presents the changes in fair value related to embedded derivatives for the years ended December 31:

                                                         2011       2010       2009
                                                       --------   --------   -------
Embedded derivatives within annuity products:
   Net realized investment gains (losses)              $(60,606)  $ 10,422   $76,176
   Policyholder benefits                                   (712)      (342)   (1,838)

Embedded derivatives within life insurance products:
   Policyholder benefits                               $    544   $(21,845)  $(8,879)

     At December 31, 2011 and 2010, fixed maturity securities with a carrying value of $26,591 and $19,161, respectively, were pledged as collateral to a regulatory authority as part of the Company's derivative program.

(8)  VARIABLE INTEREST ENTITIES

     The Company is involved with various special purpose entities and other entities that are deemed to be variable interest entities (VIE). A VIE is an entity that either has investors that lack certain characteristics of a controlling financial interest or lacks sufficient equity to finance its own activities without financial support provided by other entities.

     The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and is therefore the primary beneficiary. The Company is deemed to have controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE.

     CONSOLIDATED VIEs

     As of December 31, 2011 and 2010, the Company held an investment in a trust for which it was the primary beneficiary and where the results were consolidated in the Company's financial results. The assets held under the VIE as of December 31, 2011 and 2010 were $4,529 and $4,774, respectively, and are included in other invested assets on the consolidated balance sheets.

     NON-CONSOLIDATED VIEs

     The Company, through normal investment activities, makes passive investments in structured securities issued by VIEs. These structured securities typically invest in fixed income investments and include asset-backed securities, CMBS and RMBS. The Company has not provided financial or other support with respect to these investments other than its original investment. The Company has determined it is not the primary beneficiary of these investments due to the relative size of the Company's investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination, which reduces the Company's obligation to absorb losses or right to receive benefits, and the Company's inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company's maximum exposure to loss on these structured investments is limited to the amount of the investment. See Note 5 for details regarding the carrying amount and classification of these assets.

     In addition, the Company invests in alternative investments that may or may not be VIEs. The Company has determined that it is not required to consolidate these entities because it does not have the ability to direct the activities of the entities and it does not have the obligation to absorb losses or the right to receive benefits from the entities that could be potentially significant. The maximum exposure to loss associated with the entities is equal to the carrying amounts of the investment in the VIE plus any unfunded commitments. The carrying amount was $447,351 and $506,294 and the maximum exposure was $710,522 and $721,610 at December 31, 2011 and December 31, 2010, respectively.

(9)  NET FINANCE RECEIVABLES

     The Company has defined a portfolio segment as the portfolio in total with classes of direct installment loans and retail installment notes.

     Finance receivables as of December 31 were as follows:

                                 2011       2010
                               --------   --------
Direct installment loans       $269,801   $244,695
Retail installment notes         36,040     34,401
                               --------   --------
   Gross finance receivables    305,841    279,096
Accrued interest and charges      5,014      4,528
Unearned finance charges        (82,550)   (74,433)
Allowance for losses            (12,406)   (11,335)
                               --------   --------
   Finance receivables, net    $215,899   $197,856
                               ========   ========

     Direct installment loans, at December 31, 2011 and 2010, consisted of $187,319 and $168,175, respectively, of discount basis loans, net of unearned finance charges and unearned other charges, and $8,592 and $10,177, respectively, of interest-bearing loans and generally have a maximum term of 84 months. The retail installment notes are principally discount basis, arise from borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months.

     Total finance receivables, net of unearned finance charges, by date of final maturity at December 31, 2011 were as follows:

2012                                                            $ 22,563
2013                                                              68,949
2014                                                             117,186
2015                                                              18,532
2016                                                                 248
2017 and thereafter                                                  827
                                                                --------
   Total finance receivables, net of unearned finance charges    228,305
Allowance for losses                                             (12,406)
                                                                --------
      Finance receivables, net                                  $215,899
                                                                ========

     During the years ended December 31, 2011, 2010 and 2009, principal cash collections of direct installment loans were $89,667, $78,324 and $74,312, respectively, and the percentages of these cash collections to average net balances were 50%, 47% and 46%, respectively. Retail installment loans' principal cash collections were $39,342, $42,079 and $37,770, respectively, and the percentages of these cash collections to average net balances were 151%, 160% and 148% for the years ended December 31, 2011, 2010 and 2009, respectively.

     Direct installment loans and retail installment notes are reported on a contractual past due aging. Past due accounts (gross finance receivables) as of December 31, 2011 were as follows:

Direct installment loans:
   31-60 days past due                              $ 9,817
   61-90 days past due                                5,238
   91 days or more past due                          14,787
                                                    -------
      Total direct installment loans                 29,842
Retail installment notes:
   31-60 days past due                                  632
   61-90 days past due                                  311
   91 days or more past due                             816
                                                    -------
      Total retail installment notes                  1,759
                                                    -------
         Total gross finance receivables past due   $31,601
                                                    =======

Percentage of gross finance receivables                10.3%

     The ratio of the allowance for losses to total finance receivables, net of unearned finance charges, at December 31, 2011 and 2010 was 5.4%.

     Changes in the allowance for losses for the years ended December 31 were as follows:

                                 2011       2010       2009
                               --------   --------   --------
Balance at beginning of year   $ 11,335   $ 10,764   $ 10,369
Provision for credit losses       8,933      8,804     10,116
Charge-offs                     (12,303)   (12,279)   (13,553)
Recoveries                        4,441      4,046      3,832
                               --------   --------   --------
Balance at end of year         $ 12,406   $ 11,335   $ 10,764
                               ========   ========   ========

     The following table provides additional information about the allowance for losses as of December 31, 2011:

                                                           2011
                                                         --------
Non-impaired gross financing receivables:
   Gross receivables balances                            $298,609
   General reserves                                        12,082

Impaired gross financing receivables (including TDRs):
   Gross receivables balances                            $  7,232
   Specific reserves                                          324

     All loans, excluding TDRs, deemed to be impaired are placed on non-accrual status. The average balance of impaired loans, excluding TDRs, during the years ended December 31, 2011 and 2010 was $41 and $63, respectively. There were no commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2011 or 2010.

     The net investment in receivables on which the accrual of finance charges and interest was suspended and which are being accounted for on a cash basis at December 31, 2011 and 2010 was $20,112 and $19,386, respectively. There was no investment in receivables past due more than 60 days that were accounted for on an accrual basis at December 31, 2011 and 2010.

     Loans classified as TDRs were $7,191 at December 31, 2011. For the year ended, December 31, 2011, the Company modified $9,330 of loans for borrowers experiencing financial difficulties, which are classified as TDRs. For loans modified as TDRs during 2011, approximately $4,499 have subsequently experienced a payment default. The Company recognized interest income of $499 from loans classified as TDRs for the year ended December 31, 2011.

     The Company monitors the credit quality of its financing receivables by borrower type including retail loan borrowers and new, existing, former and refinance for direct installment loan borrowers. Existing and former borrowers generally have the lowest credit risk profile as the Company already has an established lending and repayment history with these customers. New borrowers include first-time customers where the Company has limited lending and repayment history and would generally have a slightly higher risk profile than existing and former borrowers. Refinance borrowers include customers who have had terms of their original loan(s) restructured. These customers would have a higher credit risk as the borrower has previously demonstrated a risk of not repaying the loan or may have been through personal bankruptcy. Retail borrowers include customers that are typically first-time customers. The risk profile is lower with this type of first-time customer as a result of the security associated with the account. The Company also monitors credit risk by continually tracking customer payment performance.

     The following summary is an assessment of the gross finance receivables by class, segment and credit quality indicator reviewed as of December 31, 2011. The Company's credit risk profiles are based on customer type, customer creditworthiness and customer payment performance.

Customer type:
   New borrower                                                   $ 27,740
   Former borrower                                                  26,095
   Existing borrower                                               186,314
   Refinance borrower                                               29,652
   Retail borrower                                                  36,040
                                                                  --------
      Total gross finance receivables                             $305,841
                                                                  ========
Customer creditworthiness:
   Non-bankrupt gross finance receivables:
      Direct installment loans                                    $268,434
      Retail installment notes                                      35,940
                                                                  --------
         Total non-bankrupt gross finance receivables              304,374
   Bankrupt gross finance receivables:
      Direct installment loans                                       1,367
      Retail installment notes                                         100
                                                                  --------
         Total bankrupt gross finance receivables                    1,467
                                                                  --------
            Total gross finance receivables                       $305,841
                                                                  ========
Customer payment performance:
      Direct installment loans:
         Contractually performing, current to 30 days past due    $239,959
         Contractually performing, 31 to 60 days past due            9,817
         Contractually non-performing, 61 or more days past due     20,025
                                                                  --------
            Total direct installment loans                         269,801
       Retail installment notes:
         Contractually performing, current to 30 days past due      34,281
         Contractually performing, 31 to 60 days past due              632
         Contractually non-performing, 61 or more days past due      1,127
                                                                  --------
            Total retail installment notes                          36,040
                                                                  --------
               Total gross finance receivables                    $305,841
                                                                  ========

(10) INCOME TAXES

     Income tax expense varies from the amount computed by applying the federal income tax rate of 35% to income from operations before taxes. The significant components of this difference were as follows:

                                                        2011       2010       2009
                                                      --------   --------   -------
Computed income tax expense                           $101,556   $ 78,718   $57,341
Difference between computed and actual tax expense:
   Dividends received deduction                        (13,570)   (16,568)   (7,394)
   Tax credits                                          (2,133)    (3,211)     (927)
   Change in valuation allowance                            (2)         9        (1)
   Expense adjustments and other                          (384)    (1,978)    2,550
                                                      --------   --------   -------
      Total income tax expense                        $ 85,467   $ 56,970   $51,569
                                                      ========   ========   =======

     The tax effects of temporary differences that give rise to the Company's net deferred tax liability at December 31 were as follows:

                                                           2011       2010
                                                         --------   --------
Deferred tax assets:
   Policyholder liabilities                              $ 41,693   $ 32,955
   Pension, postretirement and other benefits              16,337     12,579
   Tax deferred policy acquisition costs                  149,517    138,216
   Deferred gain on individual disability coinsurance       6,772      7,981
   Net realized capital losses                             59,973     66,979
   Ceding commissions and goodwill                             54        104
   Other                                                    8,977      9,548
                                                         --------   --------
      Gross deferred tax assets                           283,323    268,362
   Less valuation allowance                                    (7)        (9)
                                                         --------   --------
      Deferred tax assets, net of valuation allowance     283,316    268,353

Deferred tax liabilities:
   Deferred policy acquisition costs                      261,264    258,758
   Premiums                                                16,971     17,144
   Real estate and property and equipment depreciation      8,577      5,941
   Basis difference on investments                            721      7,229
   Net unrealized capital gains                           303,338    204,691
   Other                                                   18,789     19,252
                                                         --------   --------
      Gross deferred tax liabilities                      609,660    513,015
                                                         --------   --------
         Net deferred tax liability                      $326,344   $244,662
                                                         ========   ========

     As of December 31, 2011 and 2010, the Company recorded a valuation allowance of $7 and $9, respectively, related to tax benefits of certain state operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain state operating loss carryforwards will not be realized. Management has determined that a valuation allowance was not required for other deferred tax items based on management's assessment that it is more likely than not that these deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.

     The increase (decrease) in deferred tax asset valuation allowance for the years ended December 31, 2011, 2010, and 2009, was $(2), $9 and $(37,001),
     respectively.

     At December 31, 2011, state net operating loss carryforwards were $606, the majority of which will expire beginning in 2017.

     Income taxes paid (refunded) for the years ended December 31, 2011, 2010, and 2009, were $63,508, $4,038 and $(41,290), respectively.

     A reconciliation of the beginning and ending balance amount of unrecognized tax benefits is as follows:

                                                                          2011      2010
                                                                        -------   --------
Balance at beginning of year                                            $15,132   $ 23,834
Additions (reductions) based on tax positions related to current year    (2,889)     1,143
Additions for tax positions of prior years                                5,511      2,854
Reductions for tax positions of prior years                                (575)   (11,241)
Settlements                                                                  (7)    (1,458)
                                                                        -------   --------
Balance at end of year                                                  $17,172   $ 15,132
                                                                        =======   ========

     Included in the balance of unrecognized tax benefits at December 31, 2011 are potential benefits of $3,093 that, if recognized, would affect the effective tax rate on income from operations.

     As of December 31, 2011, accrued interest and penalties of $1,151 are recorded as current income tax liabilities on the consolidated balance sheets and $620 is recognized as a current income tax expense on the consolidated statements of operations.

     At December 31, 2011, there were no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within 12 months of the reporting date.

     The consolidated tax returns for Minnesota Mutual Companies, Inc. and Subsidiaries for the years 2008 and 2009 are currently under examination by the IRS. The consolidated tax return for 2010 is expected to be under examination by the IRS beginning in late 2012. The Company believes that any additional taxes refunded or assessed as a result of these examinations will not have a material impact on its financial position. In addition, during 2011, the Company received a settlement refund from the IRS Office of Appeals with respect to disagreed issues arising from the IRS audit of the consolidated tax returns for years 2005-2007 and the corresponding asset was released.

(11) EMPLOYEE BENEFIT PLANS

     Pension and Other Postretirement Plans

     The Company has a non-qualified non-contributory defined benefit retirement plan covering certain agents. Benefits are based upon years of participation and the agent's adjusted annual compensation. Additionally, a subsidiary of the Company has a non-contributory defined benefit plan covering all the employees of the subsidiary who are 21 years of age or older and have completed one year of service. Benefits are based upon years of participation and the employee's average monthly compensation.

     Prior to December 31, 2010, the Company also had a non-contributory defined benefit retirement plan covering substantially all employees. Benefits were based upon years of participation and the employee's average monthly compensation. Additionally, the Company had a non-contributory defined benefit retirement plan, which provided certain employees with benefits in excess of limits for qualified retirement plans. On December 31, 2010, the Company transferred sponsorship of these plans and the related plan assets and liabilities to SFG.

     The Company also has a postretirement plan that provides certain health care and life insurance benefits to retired agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments.

     Prior to December 31, 2010, the Company also had a postretirement plan that provided health care and life insurance benefits to substantially all employees. Eligibility was determined by age at retirement and years of service. Health care premiums were shared with retirees, and other cost-sharing features included deductibles and co-payments. On December 31, 2010, the Company transferred sponsorship of this plan to SFG.

     The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                                         PENSION BENEFITS       OTHER BENEFITS
                                                                       --------------------   ------------------
                                                                         2011        2010       2011      2010
                                                                       --------   ---------   -------   --------
Change in benefit obligation:
Benefit obligation at beginning of year                                $ 56,371   $ 541,268   $ 7,167   $ 56,420
Service cost                                                              1,542      21,081       169      1,239
Interest cost                                                             3,147      32,200       368      3,309
Actuarial loss                                                            7,077      37,945     1,042      5,363
Benefits paid                                                            (2,465)    (11,537)     (450)    (2,066)
Transfer of plan sponsorship                                                 --    (564,586)       --    (57,098)
                                                                       --------   ---------   -------   --------
Benefit obligation at end of year                                      $ 65,672   $  56,371   $ 8,296   $  7,167
                                                                       ========   =========   =======   ========

Change in plan assets:
Fair value of plan assets at beginning of year                         $ 51,505   $ 435,955   $    --   $ 14,748
Actual return on plan assets                                              1,789      49,718        --      1,514
Employer contribution                                                     3,450      38,841       450      1,809
Benefits paid                                                            (2,465)    (11,537)     (450)    (2,066)
Transfer of plan sponsorship                                                 --    (461,472)       --    (16,005)
                                                                       --------   ---------   -------   --------
Fair value of plan assets at end of year                               $ 54,279   $  51,505   $    --   $     --
                                                                       ========   =========   =======   ========

Net amount recognized:
Funded status                                                          $(11,393)  $  (4,866)  $(8,296)  $ (7,167)

Amounts recognized on the consolidated balance sheets:
Accrued benefit cost                                                   $(11,393)  $  (4,866)  $(8,296)  $ (7,167)

Amounts recognized in accumulated other comprehensive income (loss):
Prior service benefit                                                  $     29   $      33   $ 2,646   $  3,322
Net actuarial loss (gain)                                               (17,608)     (9,917)    2,374      3,691
                                                                       --------   ---------   -------   --------
Accumulated other comprehensive (loss) income at end of year           $(17,579)  $  (9,884)  $ 5,020   $  7,013
                                                                       ========   =========   =======   ========

Accumulated benefit obligation                                         $ 60,410   $  52,498   $ 8,296   $  7,167

Plans with accumulated benefit obligation in excess of plan assets:
Projected benefit obligation                                           $ 65,672   $  38,125
Accumulated benefit obligation                                           60,410      38,125
Fair value of plan assets                                                54,279      34,744

Weighted average assumptions used to determine benefit obligations:
Discount rate                                                              4.21%       5.31%     4.09%      5.17%
Rate of compensation increase                                              5.00%       5.00%       --         --

                                                  PENSION BENEFITS      OTHER BENEFITS
                                                 ------------------   -----------------
                                                   2011      2010       2011      2010
                                                 -------   --------   -------   -------
Components of net periodic benefit cost:
Service cost                                     $ 1,542   $ 21,081   $   169   $ 1,239
Interest cost                                      3,147     32,200       368     3,309
Expected return on plan assets                    (2,751)   (36,301)       --    (1,160)
Prior service benefit amortization                    (4)      (456)     (676)   (2,260)
Recognized net actuarial loss (gain)                 348      4,379      (275)      177
                                                 -------   --------   -------   -------
Net periodic benefit cost                        $ 2,282   $ 20,903   $  (414)  $ 1,305
                                                 =======   ========   =======   =======

Other changes in plan assets and benefit
   obligations recognized in other
   comprehensive income:
Net loss                                         $(8,039)  $(24,528)  $(1,042)  $(5,009)
Amortization of prior service benefit                 (4)      (456)     (676)   (2,260)
Amortization of net loss (gain)                      348      4,379      (275)      177
                                                 -------   --------   -------   -------
Total recognized in other comprehensive income   $(7,695)  $(20,605)  $(1,993)  $(7,092)
                                                 =======   ========   =======   =======

     Accrued benefit costs are included in pension and other postretirement benefits on the consolidated balance sheets.

     The estimated prior service credit and net actuarial loss for the pension plans that will be amortized from accumulated other comprehensive income
     (loss) into net periodic benefit cost in 2012 are $4 and $1,090, respectively. The estimated prior service credit and net actuarial loss for the other postretirement benefit plan that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2012 are $676 and $172, respectively.

                                              PENSION          OTHER
                                             BENEFITS        BENEFITS
                                           ------------    ------------
                                           2011    2010    2011    2010
                                           ----    ----    ----    ----
Weighted average assumptions used to
   determine net periodic benefit costs:
Discount rate                              5.31%   6.05%   5.17%   5.76%
Expected long-term return on plan assets   5.32%   7.77%     --      --
Rate of compensation increase              5.00%   5.73%     --      --

     Estimated future benefit payments for pension and other postretirement plans:

               PENSION     OTHER     MEDICARE
              BENEFITS   BENEFITS     SUBSIDY
              --------   ---------   --------
2012           $ 2,792     $  464       $--
2013             2,837        471        --
2014             2,955        467        --
2015             2,972        490        --
2016             3,072        494        --
2017 - 2021     16,872      2,617        --

     For measurement purposes, the assumed health care cost trend rates start at 7.5% in 2011 and decrease gradually to 5.5% for 2015 and remain at that level thereafter. For 2010, the assumed health care cost trend rates start at 8.0% in 2010 and decrease gradually to 5.5% for 2015 and remain at that level thereafter.

     The assumptions presented herein are based on pertinent information available to management as of December 31, 2011 and 2010. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2011 by $130 and the estimated eligibility cost and interest cost components of net periodic benefit costs for 2011 by $10. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2011 by $116 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 2011 by $9.

     To determine the discount rate for each plan, the present value of expected future benefit payments is calculated using returns on a theoretical yield curve consisting of AA rated corporate fixed maturity securities and Treasury par curve data. The discount rate for each plan is the single rate which results in the same present value of benefits as that obtained using the yield curve.

     Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

     Generally, the investment objective of the non-contributory defined benefit plans is to pursue high returns but to limit the volatility of returns to levels deemed tolerable, which will mitigate (1) the liquidation of depressed assets for benefit payments, (2) the increase in contributions and pension expense due to investment losses, and (3) the decline in the funded ratios due to investment losses. This objective is achieved by strategically allocating assets among equities, fixed maturity securities and other investments.

     The target asset allocation as of December 31, 2011, for each of the broad investment categories, weighted for all plans combined is as follows:

Equity securities                   12% to 22%
Fixed maturity securities           12% to 22%
Insurance company general account   67% to 68%
Other                                0% to  2%

     The Company's non-contributory defined benefit plans weighted average asset allocations by asset category at December 31 are as follows:

                                    2011   2010
                                    ----   ----
Equity securities                    15%    15%
Fixed maturity securities            18%    18%
Insurance company general account    67%    67%

     Equity securities and fixed maturity securities, as classified in the above table, include investments in pooled separate accounts. Pooled separate accounts are under a group annuity contract with Minnesota Life Insurance Company and represent segregated funds administered by an unaffiliated asset management firm and consist principally of marketable fixed maturity and equity securities.

     The insurance company general account, as classified in the above table, represents assets held within the general account of Minnesota Life Insurance Company. These assets principally consist of fixed maturity securities, commercial mortgage loans and equity securities.

     At times, investments may be made in nontraditional asset classes with the approval of the Company's non-contributory defined benefit plan trustees.

     The Company's investment policy includes various guidelines and procedures designed to ensure that the plans' assets can reasonably be expected to achieve the objective of the policy. The investment policy is periodically reviewed by the plans' respective trustees.

     The fair value of the Company's pension plan financial assets and financial liabilities has been determined using available market information as of December 31, 2011. Although the Company is not aware of any factors that would significantly affect the fair value of the pension plan financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

     The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

          Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include cash, money-market funds, actively-traded equity securities, investments in mutual funds with quoted market prices and certain investments in pooled separate accounts.

          Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include certain investments in pooled separate accounts.

          Level 3 - Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include private equity investments, certain investments in pooled separate accounts which invest in privately placed fixed maturities and investments in an insurance company general account.

     The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

     Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

     The following tables summarize the Company's pension benefit plans' financial assets measured at fair value on a recurring basis:

DECEMBER 31, 2011                        LEVEL 1   LEVEL 2   LEVEL 3    TOTAL
--------------------------------------   -------   -------   -------   -------
Investment in pooled separate accounts   $18,005     $--     $    --   $18,005
Insurance company general account             --      --      36,274    36,274
                                         -------     ---     -------   -------
   Total investments                      18,005      --      36,274    54,279
                                         -------     ---     -------   -------
      Total financial assets             $18,005     $--     $36,274   $54,279
                                         =======     ===     =======   =======


DECEMBER 31, 2010                        LEVEL 1   LEVEL 2   LEVEL 3    TOTAL
--------------------------------------   -------   -------   -------   -------
Investment in pooled separate accounts   $16,762     $--     $    --   $16,762
Insurance company general account             --      --      34,743    34,743
                                         -------     ---     -------   -------
   Total investments                      16,762      --      34,743    51,505
                                         -------     ---     -------   -------
      Total financial assets             $16,762     $--     $34,743   $51,505
                                         =======     ===     =======   =======

     INVESTMENTS IN POOLED SEPARATE ACCOUNTS

     Investments in pooled separate accounts are stated at the corresponding unit value of the pooled separate account, which represents fair value. The estimated fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account and are generally based on quoted market prices. Assets within the Plan's separate accounts consist of direct investments in mutual funds, which are included in Level 1.

     INSURANCE COMPANY GENERAL ACCOUNT

     Deposits in the insurance company general account are stated at cost plus accrued interest, which represents fair value. These assets principally consist of fixed maturity securities, commercial mortgage loans and equity securities are classified as Level 3.

     The following table provides a summary of changes in fair value of the Company's pension benefit plans' Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2011:

                                                      TOTAL        PURCHASES,
                                    BALANCE AT    APPRECIATION      SALES AND    BALANCE
                                     BEGINNING   (DEPRECIATION)   SETTLEMENTS,    AT END
                                      OF YEAR     IN FAIR VALUE        NET       OF YEAR
                                    ----------   --------------   ------------   -------
Insurance company general account     $34,743        $1,531           $--        $36,274

     The following table provides a summary of changes in fair value of the Company's pension benefit plans' Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2010:

                                                      TOTAL        PURCHASES,
                                    BALANCE AT    APPRECIATION      SALES AND    BALANCE
                                     BEGINNING   (DEPRECIATION)   SETTLEMENTS,    AT END
                                      OF YEAR     IN FAIR VALUE        NET       OF YEAR
                                    ----------   --------------   ------------   -------
Insurance company general account     $33,176        $1,567         $     --     $34,743
Private equity funds                   27,309         2,909          (30,218)         --
                                      -------        ------         --------     -------
   Total financial assets             $60,485        $4,476         $(30,218)    $34,743
                                      =======        ======         ========     =======

     Transfers of securities among the levels occur at the beginning of the reporting period. Transfers between Level 1 and Level 2 were not material for the years ending December 31, 2011 and 2010. There were no transfers in to or out of level 3 for the years ending December 31, 2011 and 2010.

     The Plans did not have any assets or liabilities reported at fair value on a nonrecurring basis.

     Profit Sharing Plans

     The Company also has a profit sharing plan covering substantially all agents. Effective January 1, 2011, the Company's contribution is made as a certain percentage based on voluntary contribution rate and applied to each eligible agent's annual contribution. Prior to January 1, 2011, the Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plan during 2011, 2010, and 2009 of $1,038, $145, and $220, respectively.

     Prior to December 31, 2010, the Company also had a profit sharing plan covering substantially all employees. The Company's contribution rate to the employee plan was determined annually by the directors of the Company and was applied to each participant's prior year earnings. The Company recognized contributions to the plans during 2010 and 2009 of $9,242 and $6,341, respectively. On December 31, 2010, the Company transferred sponsorship of this plan to SFG.

(12) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

     Activity in the liability for unpaid accident and health claims, and claim and loss adjustment expenses is summarized as follows:

                                     2011       2010       2009
                                   --------   --------   --------
Balance at January 1               $585,325   $595,260   $607,080
   Less: reinsurance recoverable    520,524    528,862    539,315
                                   --------   --------   --------
Net balance at January 1             64,801     66,398     67,765
                                   --------   --------   --------
Incurred related to:
   Current year                      81,913     74,323     77,046
   Prior years                       (1,853)       615     (3,798)
                                   --------   --------   --------
Total incurred                       80,060     74,938     73,248
                                   --------   --------   --------
Paid related to:
   Current year                      56,713     48,276     50,401
   Prior years                       26,575     28,259     24,214
                                   --------   --------   --------
Total paid                           83,288     76,535     74,615
Purchase of subsidiary (1)              946         --         --
                                   --------   --------   --------
Net balance at December 31           62,519     64,801     66,398
   Plus: reinsurance recoverable    518,521    520,524    528,862
                                   --------   --------   --------
Balance at December 31             $581,040   $585,325   $595,260
                                   ========   ========   ========

(1)  See note 17.

     In addition to pending policy and contract claims, this table reflects disabled life reserves that are included in future policy and contract benefits on the consolidated balance sheets.

     As a result of changes in estimates of claims incurred in prior years, the accident and health claims, and claim and loss adjustment expenses incurred increased (decreased) by $(1,853), $615 and $(3,798) in 2011, 2010 and
     2009, respectively. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, and claim and loss adjustment expenses.

(13) REINSURANCE

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

     The Company's consolidated financial statements reflect the effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to the acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance involves transferring certain insurance risks, along with the related written and earned premiums, the Company has underwritten to other insurance companies who agree to share these risks. The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of the amount it is prepared to accept.

     Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     The effect of reinsurance on premiums for the years ended December 31 was as follows:

                         2011         2010         2009
                      ----------   ----------   ----------
Direct premiums       $1,877,483   $1,704,527   $1,576,012
Reinsurance assumed       28,201       26,571      301,268
Reinsurance ceded       (363,685)    (298,010)    (196,191)
                      ----------   ----------   ----------
   Net premiums       $1,541,999   $1,433,088   $1,681,089
                      ==========   ==========   ==========

     Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the consolidated statements of operations were $326,692, $255,558 and $192,994 during 2011, 2010, and 2009, respectively.

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS

     The Company issues certain nontraditional long-duration contracts including universal life, variable life and deferred annuities that contain either certain guarantees or sales inducements.

     The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder either (a) return of no less than total deposits made to the contract adjusted for partial withdrawals, (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization based upon the specific contract selected. The Company also issues universal life and variable life contracts where the Company provides to the contractholder a no-lapse guarantee.

     The assets supporting the variable portion of the traditional variable annuities, variable contracts with guarantees, universal life and variable life contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. For variable annuity contracts, amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees, changes in liabilities for minimum guarantees on deferred annuities are included in policyholder benefits, and changes in liabilities for the minimum guaranteed payments on variable immediate annuities and the minimum withdrawal benefits on variable deferrable annuities are included in net realized investment gains on the consolidated statements of operations. For universal life and variable life contracts, the amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees and changes in liabilities for guaranteed benefits are included in policyholder benefits on the consolidated statements of operations. For variable annuity, universal life and variable life contracts, separate account net investment income, net investment gains and losses and the related liability changes are offset within the same line item on the consolidated statements of operations. There were no investment gains or losses on transfers of assets from the general account to the separate account during 2011, 2010 or 2009.

     The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guaranteed withdrawal amounts, the net amount at risk is defined as the guaranteed minimum withdrawal benefit base in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contractholder, determined in accordance with the terms of the contract, in excess of the current account balance. For the guaranteed payout annuity floor, the net amount at risk is defined as the guaranteed benefit in excess of the current benefit payable measured as a monthly amount. For universal life and variable life contracts the net amount at risk is defined as the current death benefit in excess of the current balance, excluding reinsurance.

     At December 31, the Company had the following variable annuity contracts with guarantees:

                                                            2011         2010
                                                         ----------   ----------
Return of net deposits:
   In the event of death
      Account value                                      $2,092,823   $2,127,498
      Net amount at risk                                 $   32,543   $   15,435
      Average attained age of contractholders                  58.9         58.1
   As withdrawals are taken
      Account value                                      $  253,781   $  285,740
      Net amount at risk                                 $   10,802   $    5,803
      Average attained age of contractholders                  66.6         65.5

Return of net deposits plus a minimum return:
   In the event of death
      Account value                                      $  148,011   $  150,313
      Net amount at risk                                 $   29,222   $   17,599
      Average attained age of contractholders                  67.9         67.3
   At annuitization
      Account value                                      $  457,259   $  456,474
      Net amount at risk                                 $       --   $       --
      Weighted average period remaining until expected
         annuitization (in years)                               6.1          6.5
   As withdrawals are taken
      Account value                                      $  648,842   $  514,948
      Net amount at risk                                 $   50,311   $   14,074
      Average attained age of contractholders                  62.7         62.2

Highest specified anniversary account value:
   In the event of death
      Account value                                      $  544,495   $  590,460
      Net amount at risk                                 $   46,202   $   22,804
      Average attained age of contractholders                  59.3         58.4

Guaranteed payout annuity floor:
      Account value                                      $   44,219   $   48,272
      Net amount at risk                                 $       34   $       30
      Average attained age of contractholders                  70.9         70.3

     At December 31, the Company had the following universal life and variable life contracts with guarantees:

                                                    2011          2010
                                                -----------   -----------
Account value (general and separate accounts)   $ 3,109,456   $ 2,967,384
Net amount at risk                              $43,114,946   $40,722,237
Average attained age of policyholders                  49.0          49.0

     Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2011 are:

                                   MINIMUM                          MINIMUM
                                  GUARANTEED       GUARANTEED     GUARANTEED     UNIVERSAL
                                  DEATH AND      PAYOUT ANNUITY   WITHDRAWAL      LIFE AND
                               INCOME BENEFITS        FLOOR         BENEFIT    VARIABLE LIFE
                               ---------------   --------------   ----------   -------------
Balance at beginning of year       $1,177           $12,107         $ 8,470       $24,007
Incurred guarantee benefits         1,827             3,558          57,441        24,969
Paid guaranteed benefits             (937)             (393)             --        (9,102)
                                   ------           -------         -------       -------
Balance at end of year             $2,067           $15,272         $65,911       $39,874
                                   ======           =======         =======       =======

     Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2010 are:

                                   MINIMUM                          MINIMUM
                                  GUARANTEED       GUARANTEED     GUARANTEED     UNIVERSAL
                                  DEATH AND      PAYOUT ANNUITY   WITHDRAWAL      LIFE AND
                               INCOME BENEFITS        FLOOR         BENEFIT    VARIABLE LIFE
                               ---------------   --------------   ----------   -------------
Balance at beginning of year       $ 2,539          $13,823        $17,176        $19,488
Incurred guarantee benefits            149           (1,161)        (8,706)        14,336
Paid guaranteed benefits            (1,511)            (555)            --         (9,817)
                                   -------          -------        -------        -------
Balance at end of year             $ 1,177          $12,107        $ 8,470        $24,007
                                   =======          =======        =======        =======

     The minimum guaranteed death benefit liability and the guaranteed minimum income liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The guaranteed payout annuity floor and minimum guaranteed withdrawal benefits are considered to be derivatives and are recognized at fair value through earnings. The universal life and variable life liabilities are determined by estimating the expected value of death benefits in excess of projected account balances and recognizing the excess ratably over the accumulation period based on total expected assessments. For variable annuity, universal life and variable life contracts with guarantees, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the minimum guaranteed death and income benefit liability on variable annuities at December 31, 2011 and 2010 (except where noted otherwise):

     - Data was compiled from 1,000 stochastically generated investment performance scenarios. These were ranked by wealth factors and put into 100 groups of 10 sequentially. The mid-point of each group was chosen to run the projections used.

     - Mean investment performance was 6.90% and 5.78% for 2011 and 2010, respectively, and is consistent with DAC projections over a 10 year period.

     -    Annualized monthly standard deviation was 15.28%.

     -    Assumed mortality was 100% of the A2000 table.

     - For 2011, lapse rates varied by contract type and policy duration, ranging from 1% to 17.25%, with an average of 8%. For 2010, lapse rates varied by contract type and policy duration, ranging from 1% to 25%, with an average of 9%.

     - Discount rates varied by contract type and policy duration and were consistent with discount rates used in DAC models.

     The following assumptions and methodology, which are consistent with those used for DAC models, were used to determine the universal life and variable life liability at December 31, 2011 and 2010 (except where noted otherwise):

     -    Separate account investment performance assumption was 8%.

     -    Assumed mortality was 100% of pricing levels.

     -    Lapse rates varied by policy duration, ranging from 2% to 9%.

     - Long-term general account discount rate grades up to 7.50% over five years beginning in 2010.

     -    Separate account discount rate was 7.73%.

     Account balances for contracts with guarantees were invested in variable separate accounts by mutual fund grouping as follows at December 31:

                       VARIABLE                  VARIABLE
                  ANNUITY CONTRACTS           LIFE CONTRACTS
               -----------------------   -----------------------
                  2011         2010         2011         2010
               ----------   ----------   ----------   ----------
Equity         $1,515,292   $1,676,968   $1,326,698   $1,508,274
Bond              527,220      456,412      142,331      146,928
Balanced          557,518      542,233      210,121      217,805
Money market       62,839       61,125       34,155       34,089
Mortgage           59,474       65,052       43,283       44,979
Real estate        62,986       66,481       43,431       44,158
               ----------   ----------   ----------   ----------
   Total       $2,785,329   $2,868,271   $1,800,019   $1,996,233
               ==========   ==========   ==========   ==========

(15) UNREMITTED PREMIUMS AND CLAIMS PAYABLE

     The Company acts as an agent of certain insurance underwriters and has a fiduciary responsibility to remit the appropriate percentage of monies collected from each financial institution customer to the corresponding insurance underwriters. The remittance is equal to the premiums collected from the financial institution customer, less any commissions earned by the Company. The Company recognizes a liability equal to the amount of the premiums that have not yet been remitted to the insurance underwriters. At December 31, 2011 and 2010, the liability associated with unremitted premiums and claims payable was $20,550 and $19,997, respectively and is reported as part of other liabilities on the consolidated balance sheets. As described in note 2, as of December 31, 2011 and 2010, the Company had restricted the use of $20,550 and $19,997, respectively, of its cash and cash equivalents to satisfy these premium and claims remittance payables.

(16) NOTES PAYABLE

     In September 1995, the Company issued surplus notes with a face value of $125,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. At December 31, 2011 and 2010, the balance of the surplus notes was $120,000. During 2010, the Company repurchased $5,000 of its outstanding surplus notes. The Company paid a market premium for the repurchase and as a result recorded a $984 loss on the transaction, which is included within general operating expenses on the consolidated statements of operations.

     All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). As of December 31, 2011 and 2010, the accrued interest was $2,887 and $2,883, respectively. Interest paid on the surplus notes for the years ended December 31, 2011, 2010 and 2009 was $9,900, $10,307 and $10,313,
     respectively.

     The issuance costs of $1,421 are deferred and amortized over 30 years on a straight-line basis. At December 31, 2011 and 2010, accumulated amortization was $765 and $717, respectively.

     At December 31, 2011, the aggregate minimum annual notes payable maturities for the next five years and thereafter are as follows: 2012, $0; 2013, $0; 2014, $0; 2015, $0; 2016, $0; thereafter, $120,000.

     Total interest paid by the Company for the years ended December 31, 2011, 2010 and 2009 was $9,900, $10,309 and $10,236, respectively.

(17) BUSINESS COMBINATIONS

     During 2011, the Company completed the acquisition of Balboa Life Insurance Company and its subsidiary Balboa Life Insurance Company of New York. The aggregate purchase price of $46,873 consisted of $44,895 cash paid during 2011 and $1,978 accrued at December 31, 2011. The aggregate purchase price was allocated to assets, value of business acquired (VOBA) and liabilities. VOBA of $3,077 represents the underlying insurance contracts acquired and will be amortized based on the expected in force premium runoff of the underlying contracts, which is expected to be approximately five years. Amortization expense of VOBA on the consolidated statements of operations was $153 for the year ended December 31, 2011. No goodwill was recorded as part of the allocation of purchase price.

     The amount of acquisition-related additional cash consideration the Company may have to pay in 2012 and future years if certain thresholds are attained is $1,750 of which $1,455 was accrued at December 31, 2011.

(18) GOODWILL AND INTANGIBLE ASSETS

     The amount of goodwill included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

                                           2011      2010
                                         -------   -------
Balance at beginning of year             $38,975   $38,053
Additions                                    792       922
Adjustments to prior year acquisitions       (56)       --
                                         -------   -------
Balance at end of year                   $39,711   $38,975
                                         =======   =======

     A qualitative assessment of goodwill was performed during 2011. The Company assessed economic conditions, industry and market consideration in addition to overall financial performance of the reporting unit. It was determined that the fair value of the reporting unit is, more likely than not, greater than the carrying value and no further goodwill testing was completed and no impairment was recognized.

     The amount of intangible assets, excluding the VOBA, included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

                                 2011      2010
                               -------   -------
Balance at beginning of year   $ 5,002   $ 6,863
Acquisitions                       892       200
Amortization                    (1,882)   (2,061)
                               -------   -------
Balance at end of year         $ 4,012   $ 5,002
                               =======   =======

     The Company has intangible assets resulting from business and asset acquisitions. Intangible assets acquired during 2011 include non-compete agreements amortizable on a straight-line basis over three years and customer lists amortized over their assigned economic useful lives. Intangible assets acquired during 2010 include customer lists amortized over their assigned economic useful lives. The remaining intangible assets consist of customer/client contracts, lists or relationships. These intangible assets are amortized on a straight-line basis over their estimated useful lives based on the related life of the underlying customer/client contract, list or relationship purchased, which vary in length between three to ten years. The appropriate estimated useful life for each intangible asset class is reviewed annually. A change in expected useful life could potentially indicate impairment of these assets. The Company completes annual impairment testing of all intangible assets. The annual review did not result in any changes to expected useful life and no intangible impairments were recorded in 2011, 2010 or 2009.

     Intangible asset amortization expense for 2011, 2010 and 2009 in the amount of $1,882, $2,042 and $2,629, respectively, is included in general operating expenses. Projected amortization expense for the next five years is as follows: 2012, $1,516 2013, $1,183; 2014, $646; 2015, $301; 2016,
     $187.

(19) RELATED PARTY TRANSACTIONS

     The Company has investment advisory agreements with an affiliate, Advantus. Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $16,089, $14,470 and $13,117 during 2011, 2010 and 2009, respectively. As of December 31, 2011 and 2010, the amount due to Advantus under these agreements was $6,402 and $5,411, respectively.

     The Company also has an agreement with an affiliate, Securian Financial Services, Inc. (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid by the Company for the performance of compliance functions for these variable products totaled $971, $2,061 and $2,440 for the years ended December 31, 2011, 2010 and 2009, respectively.

     Under an assignment agreement with SFS, 12(b)-1 fees from the Advantus Series Fund Portfolios and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2011, 2010 and 2009, the amounts transferred were $10,501, $10,099, and $9,097, respectively.

     The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, which the Company incurs on behalf of its affiliates and is reimbursed. At December 31, 2011 and 2010, the amount payable to the Company was $13,514 and $14,119, respectively. The amount of expenses incurred by and reimbursed to the Company for the years ended December 31, 2011, 2010, and 2009 were $60,215, $56,193 and $55,227, respectively. In addition, as of December 31, 2011, the Company has a receivable from SFG, in the amount of $18,126, related to the advance of future years' defined benefit plan expenses.

     In 2002, the Company sold a group variable universal life policy to SFG. The Company received premiums of $2,000, $2,000 and $0 in 2011, 2010 and 2009, respectively, for this policy. No claims were paid during 2011, 2010 and 2009. As of December 31, 2011 and 2010, reserves held under this policy were $21,388 and $20,325, respectively.

     The Company is a distributor of its affiliates' insurance and other products. Product offerings include credit life and disability, accidental death, collateral protection insurance, guarantee auto protection and debt cancellation. The Company earned $18,260, $16,023 and $12,991 in commission revenues related to the sales and servicing of these products for the years ended December 31, 2011, 2010 and 2009, respectively. As of December 31, 2011 and 2010, commission revenue due to the Company from its affiliates was $1,858 and $1,597, respectively.

     Certain of the Company's affiliates distribute its insurance products. Product offerings include individual life and annuity and group life insurance. The Company paid $4,319 and $1,228 in commission expenses related to the sales of these products for the years ended December 31, 2011 and 2010.

     On December 31, 2010, the Company transferred sponsorship, as well as the related assets and liabilities, of certain employee benefit plans including defined benefit and other postretirement plans to SFG. The transfer of these benefit plans resulted in an increase to accumulated other comprehensive income (loss) of $98,281 in 2010. As of December 31, 2010, the Company had a net settlement amount due to SFG of $6,316 as a result of the transfer of the benefit plans.

(20) OTHER COMPREHENSIVE INCOME

     Comprehensive income is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income, adjustments to pension and other postretirement plans, unrealized gains (losses) on securities and related adjustments.

     The components of comprehensive income and related tax effects, other than net income are illustrated below:

                                                             2011        2010        2009
                                                          ---------   ---------   ---------
Other comprehensive income, before tax:
   Unrealized gains on securities                         $ 319,525   $ 355,634   $ 856,760
      Reclassification adjustment for
         gains included in net income                       (67,167)    (33,341)     (4,380)
   Unrealized gains (losses) on securities - OTTI            30,660      97,996     (37,943)
   Adjustment to deferred policy acquisition costs         (106,117)    (83,725)   (181,638)
   Adjustment to reserves                                   (72,822)    (14,903)    (52,512)
   Adjustment to unearned policy and contract fees           57,267      25,924      29,884
   Adjustment to pension and other postretirement plans      (9,688)    (27,697)     68,476
                                                          ---------   ---------   ---------
                                                            151,658     319,888     678,647
   Income tax expense related to items of
      other comprehensive income                            (52,670)   (113,310)   (235,723)
                                                          ---------   ---------   ---------
   Other comprehensive income, net of tax                 $  98,988   $ 206,578   $ 442,924
                                                          =========   =========   =========

     The components of accumulated other comprehensive income (loss) and related tax effects at December 31 were as follows:

                                                          2011        2010
                                                       ---------   ---------
Gross unrealized gains                                 $ 903,505   $ 674,129
Gross unrealized losses                                  (40,028)    (63,010)
Gross unrealized losses - OTTI                             1,120     (29,540)
Adjustment to deferred policy acquisition costs         (226,773)   (120,656)
Adjustment to reserves                                  (146,928)    (74,106)
Adjustment to unearned policy and contract fees           82,947      25,680
Adjustment to pension and other postretirement plans     (12,559)     (2,871)
                                                       ---------   ---------
                                                         561,284     409,626
Deferred federal income tax expenses                    (191,743)   (139,073)
                                                       ---------   ---------
   Net accumulated other comprehensive income (loss)   $ 369,541   $ 270,553
                                                       =========   =========

(21) STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

     The Company declared and paid cash dividends to SFG totaling $0, $11,000 and $8,000 during the years ended December 31, 2011, 2010, and 2009, respectively.

     Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2011 statutory results, the maximum amount available for the payment of dividends during 2012 by Minnesota Life Insurance Company without prior regulatory approval is $203,713.

     For the years ended December 31, 2011, 2010 and 2009 there were no capital contributions from SFG to the Company.

(22) COMMITMENTS AND CONTINGENCIES

     The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on consolidated operations or the financial position of the Company.

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies (reinsurers). To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

     The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2011 and 2010, these securities were reported at fair value of $30,433 and $124,840, respectively.

     The Company has long-term commitments to fund alternative investments and real estate investments totaling $264,171 as of December 31, 2011. The Company estimates that $106,000 of these commitments will be invested in 2012, with the remaining $158,171 invested over the next four years.

     As of December 31, 2011, the Company had committed to purchase mortgage loans totaling $30,875 but had not completed the purchase transactions.

     The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows:
     2012, $11,267; 2013, $11,267; 2014, $11,267; 2015, $11,267; 2016, $11,267.
     The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2012, $523; 2013, $495; 2014, $457; 2015, $427; 2016, $315. Lease expense, net of sub-lease income, for the years ended December 31, 2011, 2010 and 2009 was $8,649, $8,561, and $8,613, respectively. The Company also has long-term lease agreements with unaffiliated companies for office facilities and equipment. Minimum gross rental commitments under these leases are as follows: 2012, $3,469; 2013, $3,047; 2014, $2,563; 2015, $1,728; 2016, $1,272.

     At December 31, 2011, the Company had guaranteed the payment of $59,000 of policyholder dividends and discretionary amounts payable in 2012. The Company has pledged fixed maturity securities, valued at $79,573 to secure this guarantee. Pursuant to the Escrow Trust Account Agreement dated December 13, 1991 between Minnesota Life Insurance Company and Wells Fargo Bank, N.A., the Company pays irrevocable dividends to certain policyholders of the Company. Policyholders may choose the form in which the irrevocable dividend is applied, which include the cash payment of the dividend to the policyholder, using the dividend to purchase additional coverage or to increase the cash value of the policy. The policyholders covered by the Escrow Trust Account Agreement primarily includes owners of certain individual life insurance policies issued by the Company, but does not include all of the dividend-paying insurance policies issued by the Company.

     The Company has a 100% coinsurance agreement for its individual disability line within its Individual Financial Security business unit. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2011 and 2010, the assets held in trust were $599,410 and $575,508, respectively. These assets are not reflected on the accompanying consolidated balance sheets.

     Occasionally, the Company will enter into arrangements whereby certain lease obligations related to general agents' office space are guaranteed. Additionally, the Company will occasionally enter into loan guarantees for general agents. The accrual related to these guarantees is immaterial at December 31, 2011.

     In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

     In connection with the sale of a subsidiary company in 1997, the Company has guaranteed the adequacy of claim reserves transferred under the agreement for a period of 10 years subsequent to the date of transfer. To the extent that these reserves were over or under provided for, an exchange of the difference is required by the agreement. In 2008, the Company amended the agreement to extend the reserve guarantee by an additional 10 years to December 31, 2017, at which point a settlement payment/receipt will be determined. The Company expects the settlement of this agreement to be immaterial to its consolidated financial position.

     The Company has minimum compensation agreements with certain sales and employee groups, the terms of which expire at various times through 2013. Such agreements, which have been revised from time to time, provide for minimum compensation for these groups. The aggregate future minimum commitment under these agreements at December 31, 2011 and 2010 was approximately $2,229 and $2,828, respectively.

     The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2011 and 2010 the amount was immaterial to the consolidated financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $2,394 and $1,994 as of December 31, 2011 and 2010, respectively. These assets are being amortized over a five-year period.

(23) STATUTORY ACCOUNTING PRACTICES

     The Company's insurance operations, domiciled in Minnesota, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Department of Commerce of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the NAIC accounting practices. See note 21 for discussion of statutory dividend limitations.

     The Company and its insurance company subsidiary are required to meet certain minimum risk-based capital (RBC) requirements, which are imposed by the respective state of domicile. The formulas within the RBC calculation were developed by the NAIC. The RBC requirements were designed to monitor capital adequacy and to raise the level of protection for policyholders. Companies that have an RBC ratio below certain trigger points are required to take specified corrective action. The Company and its insurance company subsidiary exceeded the minimum RBC requirements for the years ended December 31, 2011, 2010 and 2009.

     The Company's insurance operations are required to file financial statements with state and foreign regulatory authorities. The accounting principles used to prepare these statutory financial statements follow prescribed and permitted accounting principles, which differ from GAAP. On a statutory accounting basis, the Company reported net income of $128,147, $81,469 and $59,964 in 2011, 2010 and 2009, respectively. Combined statutory surplus of these operations was $2,037,134 and $1,926,328 as of December 31, 2011 and 2010, respectively.

(24) SUBSEQUENT EVENTS

     Effective January 1, 2012, the Company acquired American Modern Life Insurance Company and its subsidiary Southern Pioneer Life Insurance Company. The aggregate purchase price paid in cash was $33,794.

     The Company evaluated subsequent events through March 5, 2012, the date these financial statements were issued. With the exception of the item noted above, there were no material subsequent events that required recognition or further disclosure in the Company's financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
 SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2011
                                 (IN THOUSANDS)

                                                                                AS SHOWN ON THE
                                                                    MARKET        CONSOLIDATED
TYPE OF INVESTMENT                                   COST (3)       VALUE      BALANCE SHEET (1)
------------------------------------------------   -----------   -----------   -----------------
Fixed maturity securities
   U.S. government                                 $   141,479   $   176,608      $   176,608
   Agencies not backed by the full faith and
      credit of the U.S. government                     88,831        93,947           93,947
   Foreign governments                                  45,887        54,066           54,066
   Public utilities                                    745,827       831,340          831,340
   Asset-backed securities                             443,632       480,796          480,796
   Mortgage-backed securities                        2,987,561     3,150,467        3,150,467
   All other corporate fixed maturity securities     4,847,979     5,276,192        5,276,192
                                                   -----------   -----------      -----------
      Total fixed maturity securities                9,301,196    10,063,416       10,063,416
                                                   -----------   -----------      -----------

Equity securities:
   Common stocks:
      Public utilities                                  12,117        12,880           12,880
      Banks, trusts and insurance companies            112,424       129,194          129,194
      Industrial, miscellaneous and all other           58,229        65,796           65,796
   Nonredeemable preferred stocks                        5,427         6,069            6,069
                                                   -----------   -----------      -----------
      Total equity securities                          188,197       213,939          213,939
                                                   -----------   -----------      -----------

Mortgage loans on real estate                        1,417,147        xxxxxx        1,417,147
Real estate (2)                                          5,200        xxxxxx            5,200
Policy loans                                           350,863        xxxxxx          350,863
Other investments                                      412,260        xxxxxx          412,260
Alternative investments                                390,674        xxxxxx          447,351
Derivative investments                                 117,306        xxxxxx          117,306
Fixed maturity securities on loan                       63,917        xxxxxx           66,226
Equity securities on loan                                4,968        xxxxxx            6,937
                                                   -----------                    -----------
      Total                                          2,762,335        xxxxxx        2,823,290
                                                   -----------                    -----------

Total investments                                  $12,251,728        xxxxxx      $13,100,645
                                                   ===========                    ===========

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.

(2) The carrying value of real estate acquired in satisfaction of indebtedness is $5,200,000.

(3) Original cost reduced by impairment write-downs for equity securities and original cost reduced by repayments and impairment write-downs and adjusted for amortization of premiums and accrual of discounts for fixed maturity securities and other investments.

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                                 (IN THOUSANDS)

                                           AS OF DECEMBER 31,
                        -------------------------------------------------------
                                      FUTURE POLICY
                          DEFERRED      BENEFITS,                  OTHER POLICY
                           POLICY    LOSSES, CLAIMS                 CLAIMS AND
                        ACQUISITION  AND SETTLEMENT    UNEARNED      BENEFITS
       SEGMENT             COSTS      EXPENSES (1)   PREMIUMS (2)    PAYABLE
----------------------  -----------  --------------  ------------  ------------
2011:
   Life insurance         $638,778     $ 4,032,968     $138,391      $311,251
   Accident and
      health insurance      73,172         699,392       33,262        38,097
   Annuity                 140,779       5,319,429           20            60
                          --------     -----------     --------      --------
                          $852,729     $10,051,789     $171,673      $349,408
                          ========     ===========     ========      ========

2010:
   Life insurance         $654,436     $ 3,677,196     $176,305      $285,109
   Accident and
      health insurance      71,999         708,003       31,645        33,441
   Annuity                 160,707       5,053,172           16            42
                          --------     -----------     --------      --------
                          $887,142     $ 9,438,371     $207,966      $318,592
                          ========     ===========     ========      ========

2009:
   Life insurance         $648,832     $ 3,262,946     $205,739      $281,255
   Accident and
      health insurance      69,298         719,327       34,163        31,754
   Annuity                 174,671       4,732,858           16            18
                          --------     -----------     --------      --------
                          $892,801     $ 8,715,131     $239,918      $313,027
                          ========     ===========     ========      ========

                                               FOR THE YEARS ENDED DECEMBER 31,
                        -----------------------------------------------------------------------------
                                                                 AMORTIZATION
                                                   BENEFITS,     OF DEFERRED
                                         NET     CLAIMS, LOSSES     POLICY       OTHER
                          PREMIUM    INVESTMENT  AND SETTLEMENT  ACQUISITION   OPERATING   PREMIUMS
       SEGMENT          REVENUE (3)    INCOME     EXPENSES (5)       COSTS      EXPENSES  WRITTEN (4)
----------------------  -----------  ----------  --------------  ------------  ---------  -----------
2011:
   Life insurance        $1,678,480   $343,629     $1,508,414      $138,516     $581,951
   Accident and
      health insurance      194,097     10,597         77,830        22,521      113,393
   Annuity                  204,774    263,898        300,639        42,718      142,049
                         ----------   --------     ----------      --------     --------      ---
                         $2,077,351   $618,124     $1,886,883      $203,755     $837,393      $--
                         ==========   ========     ==========      ========     ========      ===

2010:
   Life insurance        $1,599,457   $314,767     $1,434,989      $148,998     $571,227
   Accident and
      health insurance      162,123     10,540         74,689        23,910       99,178
   Annuity                  194,628    260,649        300,394        41,631      136,290
                         ----------   --------     ----------      --------     --------      ---
                         $1,956,208   $585,956     $1,810,072      $214,539     $806,695      $--
                         ==========   ========     ==========      ========     ========      ===

2009:
   Life insurance        $1,832,341   $282,139     $1,669,636      $144,115     $510,582
   Accident and
      health insurance      156,588     11,438         71,853        21,302       93,189
   Annuity                  202,600    249,538        319,132        32,088      145,829
                         ----------   --------     ----------      --------     --------      ---
                         $2,191,529   $543,115     $2,060,621      $197,505     $749,600      $--
                         ==========   ========     ==========      ========     ========      ===

(1)  Includes policy and contract account balances

(2)  Includes unearned policy and contract fees

(3)  Includes policy and contract fees

(4)  Applies only to property and liability insurance

(5)  Includes policyholder dividends

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                 (IN THOUSANDS)

                                                                                                     PERCENTAGE
                                                          CEDED TO     ASSUMED FROM                   OF AMOUNT
                                             GROSS          OTHER         OTHER            NET         ASSUMED
                                            AMOUNT        COMPANIES     COMPANIES        AMOUNT        TO NET
                                         ------------   ------------   ------------   ------------   ----------
2011: Life insurance in force            $771,937,513   $189,269,664    $  897,972    $583,565,821       0.2%
                                         ============   ============    ==========    ============
      Premiums:
         Life insurance                  $  1,516,771   $    275,426    $   24,382    $  1,265,727       1.9%
         Accident and health insurance        278,537         88,259         3,819         194,097       2.0%
         Annuity                               82,175             --            --          82,175       0.0%
                                         ------------   ------------    ----------    ------------
            Total premiums               $  1,877,483   $    363,685    $   28,201    $  1,541,999       1.8%
                                         ============   ============    ==========    ============

2010: Life insurance in force            $680,020,319   $150,837,900    $1,031,813    $530,214,232       0.2%
                                         ============   ============    ==========    ============
      Premiums:
         Life insurance                  $  1,385,008   $    219,309    $   21,915    $  1,187,614       1.8%
         Accident and health insurance        236,168         78,701         4,656         162,123       2.9%
         Annuity                               83,351             --            --          83,351       0.0%
                                         ------------   ------------    ----------    ------------
            Total premiums               $  1,704,527   $    298,010    $   26,571    $  1,433,088       1.9%
                                         ============   ============    ==========    ============

2009: Life insurance in force            $607,044,078   $113,263,709    $1,284,703    $495,065,072       0.3%
                                         ============   ============    ==========    ============
      Premiums:
         Life insurance                  $  1,236,455   $    113,070    $  293,552    $  1,416,937      20.7%
         Accident and health insurance        231,993         83,121         7,716         156,588       4.9%
         Annuity                              107,564             --            --         107,564       0.0%
                                         ------------   ------------    ----------    ------------
            Total premiums               $  1,576,012   $    196,191    $  301,268    $  1,681,089      17.9%
                                         ============   ============    ==========    ============

See accompanying report of independent registered public accounting firm.

                            PART C: OTHER INFORMATION


Item Number    Caption in Part C

    26.        Exhibits

    27.        Directors and Officers of the Minnesota Life Insurance Company

    28.        Persons Controlled by or Under Common Control with Minnesota Life
               Insurance Company or Minnesota Life Variable Universal Life
               Account

    29.        Indemnification

    30.        Principal Underwriters

    31.        Location of Accounts and Records

    32.        Management Services

    33.        Fee Representation


                            PART C: OTHER INFORMATION
Item 26. Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 27. Directors and Officers of the Minnesota Life Insurance Company

Name and Principal                     Position and Offices
Business Address                        with Minnesota Life
------------------                     --------------------
Brian C. Anderson                      Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Eric J. Bentley                        Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Michael P. Boyle                       Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Mary K. Brainerd                       Director
HealthPartners
8170 33rd Avenue South
Bloomington, MN  55425

John W. Castro                         Director
Merrill Corporation
One Merrill Circle
St. Paul, MN  55108

Gary R. Christensen                    Vice President and General
Minnesota Life Insurance Company       Counsel
400 Robert Street North
St. Paul, MN  55101

Susan L. Ebertz                        Vice President -- Group Insurance
Minnesota Life Insurance Company       Services
400 Robert Street North
St. Paul, MN  55101

Robert J. Ehren                        Senior Vice President - Life
Minnesota Life Insurance Company       Product Manufacturing
400 Robert Street North
St. Paul, MN  55101

Julio A. Fesser                        Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Craig J. Frisvold                      Vice President - Life
Minnesota Life Insurance Company       New Business
400 Robert Street North
St. Paul, MN  55101

Sara H. Gavin                          Director
Weber Shandwick Minneapolis
8000 Norman Center Drive
Suite 400
Bloomington, MN  55437

John F. Grundhofer                     Director
U.S. Bancorp
800 Nicollet Mall
Suite 2870
Minneapolis, MN  55402

Mark B. Hier                           Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Christopher M. Hilger                  Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John H. Hooley                         Director
4623 McDonald Drive Overlook
Stillwater, MN 55082

Name and Principal                     Position and Offices
Business Address                        with Minnesota Life
------------------                     --------------------
Daniel H. Kruse                        Second Vice President and Actuary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, NM 55101

David J. LePlavy                       Senior Vice President, Treasurer
Minnesota Life Insurance Company       and Controller
400 Robert Street North
St. Paul, MN  55101

Richard L. Manke                       Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Jean Delaney Nelson                    Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Maria H. O'Phelan                      Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Kathleen L. Pinkett                    Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Dennis E. Prohofsky                    Director and Secretary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Trudy A. Rautio                        Director
Carlson
701 Carlson Parkway
Minnetonka, MN  55305-8215

Robert L. Senkler                      Chairman, President and Chief
Minnesota Life Insurance Company       Executive Officer
400 Robert Street North
St. Paul, MN  55101

Bruce P. Shay                          Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Nancy R. Swanson                       Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Randy F. Wallake                       Director, Executive Vice President
Minnesota Life Insurance Company       & Vice Chair
400 Robert Street North
St. Paul, MN  55101

Loyall E. Wilson                       Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Nancy L. Winter                        Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                      Director, Executive Vice President
Minnesota Life Insurance Company       and Chief Financial Officer
400 Robert Street North
St. Paul, MN  55101

Item 28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Universal Life Account

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

     Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

     Securian Financial Group, Inc. (Delaware)
     Capitol City Property Management, Inc.
     Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

     Minnesota Life Insurance Company
     Securian Financial Network, Inc.
     Securian Ventures, Inc.
     Advantus Capital Management, Inc.
     Securian Financial Services, Inc.
     Securian Casualty Company

     CNL Financial Corporation (Georgia)
     Capital Financial Group, Inc. (Maryland)
     H. Beck, Inc. (Maryland)
     CFG Insurance Services, Inc. (Maryland)
     Ochs, Inc.

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

     Personal Finance Company LLC (Delaware)
     Enterprise Holding Corporation
     Allied Solutions, LLC (Indiana)
     Securian Life Insurance Company

     American Modern Life Insurance Company
     Balboa Life Insurance Company
     Balboa Life Insurance Company of New York

Wholly-owned subsidiaries of Enterprise Holding Corporation:

     Financial Ink Corporation
     Oakleaf Service Corporation

     Vivid Print Solutions, Inc.

     MIMLIC Funding, Inc.
     MCM Funding 1997-1, Inc.
     MCM Funding 1998-1, Inc.

Wholly-owned subsidiaries of CNL Financial Corporation:

     Cherokee National Life Insurance Company (Georgia)
     CNL/Insurance America, Inc. (Georgia)
     CNL/Resource Marketing Corporation (Georgia)

Wholly-owned subsidiary of American Modern Life Insurance Company:

     Southern Pioneer Life Insurance Company

Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance
Company:

     Securian Funds Trust

Majority-owned subsidiary of Securian Financial Group, Inc.:

     Securian Trust Company, N.A.


Fifty percent-owned subsidiary of Enterprise Holding Corporation:

     CRI Securities, LLC


Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 29. Indemnification

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Minnesota Life Variable Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

     (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

         Variable Fund D
         Variable Annuity Account
         Minnesota Life Variable Life Account
         Minnesota Life Variable Universal Life Account
         Securian Life Variable Universal Life Account
         Minnesota Life Individual Variable Universal Life Account

     (b) Directors and officers of Securian Financial Services, Inc.:

                                      Positions and
Name and Principal                       Offices
Business Address                     with Underwriter
------------------                   ----------------
George I. Connolly                   President, Chief
Securian Financial Services, Inc.    Executive Officer and
400 Robert Street North              Director
St. Paul, Minnesota 55101

Warren J. Zaccaro                    Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Gary R. Christensen                  Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Richard A. Diehl                     Vice President and
Securian Financial Services, Inc.    Chief Investment Officer
400 Robert Street North
St. Paul, Minnesota 55101

Scott C. Thorson                     Vice President - Business Operations
Securian Financial Services, Inc.    and Treasurer
400 Robert Street North
St. Paul, Minnesota 55101


                                      Positions and
Name and Principal                       Offices
Business Address                     with Underwriter
------------------                   ----------------

Loyall E. Wilson                     Senior Vice President, Chief
Securian Financial Services, Inc.    Compliance Officer and
400 Robert Street North              Secretary
St. Paul, Minnesota 55101

Suzanne M. Chochrek                  Vice President - Business
Securian Financial Services, Inc.    and Market Development
400 Robert Street North
St. Paul, Minnesota 55101


     (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

 Name of            Net Underwriting  Compensation on
Principal             Discounts and    Redemption or    Brokerage      Other
Underwriter            Commissions     Annuitization   Commissions  Compensation
-----------         ----------------  ---------------  -----------  ------------


Securian Financial,
 Services Inc.         $    591,801         --             --           --


Item 31. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 32. Management Services

None.

Item 33. Fee Representation

Minnesota Life Insurance Company hereby represents that, as to the variable life insurance policies which are the subject of this Registration Statement, File No. 33-85496, the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Variable Universal Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 27th day of April, 2012.

                                  MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    (Registrant)

                              By: MINNESOTA LIFE INSURANCE COMPANY
                                                    (Depositor)

                                  By /s/ Robert L. Senkler
                                     -------------------------------------------
                                                 Robert L. Senkler
                                               Chairman of the Board,
                                        President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.

Signature                        Title                                Date
---------                        -----                                ----
/s/ Robert L. Senkler                                          April 27, 2012
---------------------------
Robert L. Senkler                Chairman, President and
                                 Chief Executive Officer

*                                Director
---------------------------
Mary K. Brainerd

*                                Director
---------------------------
John W. Castro

*                                Director
---------------------------
Gary R. Christensen

Signature                        Title                                 Date
---------                        -----                                 ----

*
---------------------------      Director
Sara H. Gavin

*                                Director
---------------------------
John F. Grundhofer

*                                Director
---------------------------
John H. Hooley

*                                Director
---------------------------
Dennis E. Prohofsky

*                                Director
---------------------------
Trudy A. Rautio

*                                Director
---------------------------
Randy F. Wallake

*                                Director
---------------------------
Warren J. Zaccaro

/s/ Warren J. Zaccaro
---------------------------      Executive Vice President       April 27, 2012
Warren J. Zaccaro                and Chief Financial Officer
                                 (chief financial officer)

/s/ Warren J. Zaccaro
---------------------------      Executive Vice President       April 27, 2012
Warren J. Zaccaro                and Chief Financial Officer
                                 (chief accounting officer)

/s/ David J. LePlavy
---------------------------      Senior Vice President,         April 27, 2012
David J. LePlavy                 Treasurer and Controller
                                 (treasurer)

/s/ Gary R. Christensen
---------------------------      Director and Attorney-in-Fact  April 27, 2012
Gary R. Christensen


* Pursuant to power of attorney dated April 9, 2012, a copy of which is filed herewith.

                                  EXHIBIT INDEX



Exhibit Number      Description of Exhibit
--------------      ----------------------

26(a)               Resolution of the Board of Trustees of The Minnesota Mutual
                    Life Insurance Company dated August 8, 1994, filed on
                    March 3, 1997 as Exhibit A(1) to the Registrant's Form S-6,
                    File Number 33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(b)               Not Applicable.

26(c)(1)            The Amended and Restated Distribution Agreement between
                    Minnesota Life Insurance Company and Securian Financial
                    Services, Inc., filed on April 27, 2009, as Exhibit
                    24(c)(3) to Variable Annuity Account's Form N-4, File
                    Number 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.

26(c)(2)            Agent Sales Agreement, filed on March 3, 1997 as
                    Exhibit A(3)(b) to the Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(d)(1)            Group Variable Universal Life Policy, form MHC-94-18660 Rev.
                    5-2001, filed on April 24, 2002 as Exhibit A(5)(a) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(d)(2)            Group Variable Universal Life Policy Certificate, Level
                    Death Benefit, form MHC-94-18661 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(b) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(3)            Group Variable Universal Life Policy Certificate, Variable
                    Death Benefit, form MHC-94-18662 Rev. 5-2001, filed on
                    April 27, 2009 as Exhibit 26(d)(3) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 20, is hereby incorporated by reference.

26(d)(4)            Special Rider for use with Group Policy, form MHC-94-18672
                    Rev. 1-95, filed on March 4, 1999 as Exhibit A(5)(d) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

26(d)(5)            Spouse Coverage for use with Group Policy Certificate, Level
                    Death Benefit, form MHC-94-18670 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(e) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(6)            Spouse Coverage for use with Group Policy Certificate,
                    Variable Death Benefit, form MHC-94-18671 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(f) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(7)            Waiver Agreement, Certificate Supplement, for use with Group
                    Policy, form MHC-94-18676 filed on March 4, 1999 as
                    Exhibit A(5)(g) to


Exhibit Number      Description of Exhibit
--------------      ----------------------

                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

26(d)(8)            Children's Rider, Certificate Supplement, for use with Group
                    Policy, form MHC-94-18679 filed on March 4, 1999 as
                    Exhibit A(5)(h)to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(d)(9)            Accidental Death and Dismemberment Rider, Certificate
                    Supplement, for use with Group Policy, form MHC-94-18680 filed on March 4, 1999 as Exhibit A(5)(i) to Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 4, is hereby incorporated by reference.

26(d)(10)           Accelerated Benefits Agreement, for use with Group Policy, form MHC-94-18677 filed on March 13, 2000 as Exhibit A(5)(j)
                    to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 6, is hereby incorporated by reference.

26(d)(11)           Accelerated Benefits, Certificate Supplement, for use with
                    Group Policy, form MHC-94-18678 filed on March 13, 2000 as
                    Exhibit A(5)(k) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 6, is hereby
                    incorporated by reference.

26(d)(12)           Policy Rider - Children's Benefit, for use with Group
                    Policy, form MHC-94-18681 filed on March 4, 1999 as
                    Exhibit A(5)(l) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(13)           Policy Rider - Accidental Death and Dismemberment, for use
                    with Group Policy, form MHC-94-18682 filed on March 4, 1999 as Exhibit A(5)(m) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(14)           Policy Rider - Waiver of Premium, for use with Group Policy, form MHC-94-18683 filed on March 13, 2000 as Exhibit A(5)(n)
                    to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 6, is hereby incorporated by reference.

26(d)(15)           Individual Variable Universal Life Policy, Level Death
                    Benefit, form MHC-94-18665 Rev. 5-2001, filed on April 24,
                    2002 as Exhibit A(5)(o) to the Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 9, is
                    hereby incorporated by reference.

26(d)(16)           Individual Variable Universal Life Policy, Variable Death
                    Benefit, form MHC-94-18673 Rev. 5-2001, filed on April 24,
                    2002 as Exhibit A(5)(p) to the Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 9, is
                    hereby incorporated by reference.

26(d)(17)           Individual Policy Rider - Accelerated Benefits Agreement,
                    for use with the Individual Policy, form MHC-94-18686 filed on March 4, 1999 as Exhibit A(5)(q) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(d)(18)           Individual Policy Rider - Accidental Death and Dismemberment
                    Benefit, for use with the Individual Policy, form
                    MHC-94-18687 filed on March 4, 1999 as Exhibit A(5)(r) to
                    Registrant's Form S-6, File



Exhibit Number      Description of Exhibit
--------------      ----------------------

                    Number 33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(d)(19)           Individual Policy Rider - Waiver Agreement, for use with the
                    Individual Policy, form MHC-94-18688 filed on March 4, 1999 as Exhibit A(5)(s) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(20)           Individual Policy Rider - Children's Benefit, for use with the Individual Policy, form MHC-94-18689 filed on March 4,
                    1999 as Exhibit A(5)(t) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(21)           Policyholder Contribution Rider, for use with the Group
                    Policy, form MHC-96-18701 filed on March 4, 1999 as
                    Exhibit A(5)(u) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(22)           Policyholder Contribution Certificate Supplement, for use
                    with the Group Policy, form MHC-96-18702 filed on March 4,
                    1999 as Exhibit A(5)(v) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(23)           Spouse and Child Term Life Insurance Policy Rider, for use
                    with the Group Policy, form MHC-96-18703 filed on March 4,
                    1999 as Exhibit A(5)(w) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(24)           Spouse and Child Term Life Insurance Certificate Supplement,
                    for use with the Group Policy, form MHC-96-18704 filed
                    on March 4, 1999 as Exhibit A(5)(x) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(d)(25)           Group Variable Universal Life Guaranteed Account Amendment,
                    for use with the Group Policy, form 00-30133 filed
                    on February 27, 2001 as Exhibit A(5)(y) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.

26(d)(26)           Group Variable Universal Life Guaranteed Account
                    Endorsement, for use with the Group Policy, form 00-30134
                    filed on February 27, 2001 as Exhibit A(5)(z) to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 7, is hereby incorporated by reference.

26(d)(27)           Group Variable Universal Life Partial Surrender Amendment,
                    for use with the Group Policy, form 00-30158 filed on
                    February 27, 2001 as Exhibit A(5)(aa) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.

26(d)(28)           Group Variable Universal Life Partial Surrender Endorsement,
                    for use with the Group Policy, form 00-30159 filed on
                    February 27, 2001 as Exhibit A(5)(bb) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.



Exhibit Number      Description of Exhibit
--------------      ----------------------

26(d)(29)           Variable Universal Life Guaranteed Account Amendment, form
                    01-30390, filed on April 24, 2002 as Exhibit A(5)(cc) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(d)(30)           Variable Universal Life Partial Surrender Amendment, form
                    01-30391, filed on April 24, 2002 as Exhibit A(5)(dd) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(d)(31)           Spouse/Domestic Partner Coverage Rider, form 07-30969, filed on February 29, 2008 as Exhibit 26(d)(31) to the
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 18, is hereby incorporated by reference.

26(d)(32)           Certificate of Insurance Spouse/Domestic Partner Coverage,
                    form 07-30970, filed on February 29, 2008 as Exhibit
                    26(d)(32) to the Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 18, is hereby
                    incorporated by reference.

26(d)(33)           Policy Rider Waiver Agreement, form 07-30971, filed on
                    February 29, 2008 as Exhibit 26(d)(33) to the Registrant's
                    Form N-6, File Number 33-85496, Post-Effective Amendment
                    Number 18, is hereby incorporated by reference.

26(d)(34)           Certificate Supplement - Waiver Agreement, form 07-30972,
                    filed on February 29, 2008 as Exhibit 26(d)(34) to the
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 18, is hereby incorporated by reference.

26(d)(35)           Spouse and Child Term Life Insurance Policy Rider, form
                    07-30960, filed on February 29, 2008 as Exhibit 26(d)(35)
                    to the Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 18, is hereby incorporated by reference.

26(d)(36)           Spouse and Child Term Life Insurance Certificate Supplement,
                    form 07-30961, filed on February 29, 2008 as Exhibit
                    26(d)(36) to the Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 18, is hereby
                    incorporated by reference.

26(d)(37)           Policy Rider Accidental Death and Dismemberment Benefit,
                    form 07-30962, filed on February 29, 2008 as Exhibit
                    26(d)(37) to the Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 18, is hereby
                    incorporated by reference.

26(d)(38)           Certificate Supplement Accidental Death and Dismemberment
                    Benefit, form 07-30963, filed on February 29, 2008 as
                    Exhibit 26(d)(38) to the Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 18, is
                    hereby incorporated by reference.

26(d)(39)          Group Policy Amendment, form 08-31041, filed on April 27,
                   2009 as Exhibit 26(d)(39) to the Registrant's Form S-6,
                   File Number 33-85496, Post-Effective Amendment Number 20,
                   is hereby incorporated by reference.

26(d)(40)          Certificate Endorsement, form 08-31042, filed on April 27,
                   2009 as Exhibit 26(d)(40) to the Registrant's Form S-6,
                   File Number 33-85496, Post-Effective Amendment Number 20,
                   is hereby incorporated by reference.

26(d)(41)          2001 CSO Tables, form 08-31049, filed on April 27, 2009 as
                   Exhibit 26(d)(41) to the Registrant's Form S-6, File Number
                   33-85496, Post-Effective Amendment Number 20, is hereby
                   incorporated by reference.

26(d)(42)          Group Insurance Policy, form 08-31055, filed on April 27,
                   2009 as Exhibit 26(d)(42) to the Registrant's Form S-6, File
                   Number 33-85496, Post-Effective Amendment Number 20, is hereby incorporated by reference.

26(d)(43)          Certificate of Insurance - Level Death Benefit, form 08-31056, filed on April 27, 2009 as Exhibit 26(d)(43) to the Registrant's
                   Form S-6, File Number 33-85496, Post-Effective Amendment
                   Number 20, is hereby incorporated by reference.

26(d)(44)          Certificate of Insurance - Variable Death Benefit, form 08-31057, filed on April 27, 2009 as Exhibit 26(d)(44) to the Registrant's
                   Form S-6, File Number 33-85496, Post-Effective Amendment Number
                   20, is hereby incorporated by reference.

26(d)(45)          Certificate of Insurance [Spouse] Coverage - Level Death Benefit,
                   form 08-31058, filed on April 27, 2009 as Exhibit 26(d)(45) to the
                   Registrant's Form S-6, File Number 33-85496, Post-Effective
                   Amendment Number 20, is hereby incorporated by reference.

26(d)(46)          Certificate of Insurance [Spouse] Coverage - Variable Death Benefit,
                   form 08-31059, filed on April 27, 2009 as Exhibit 26(d)(46) to the
                   Registrant's Form S-6, File Number 33-85496, Post-Effective Amendment
                   Number 20, is hereby incorporated by reference.

26(d)(47)          Group Insurance Policy, form 08-31065, filed on April 27, 2009 as
                   Exhibit 26(d)(47) to the Registrant's Form S-6, File Number
                   33-85496, Post-Effective Amendment Number 20, is hereby incorporated by reference.

26(d)(48)          Certificate of Insurance - Level Death Benefit, form 08-31066, filed on April 27, 2009 as Exhibit 26(d)(48) to the Registrant's Form S-6,
                   File Number 33-85496, Post-Effective Amendment Number 20, is hereby incorporated by reference.

26(d)(49)          Certificate of Insurance - Variable Death Benefit, form 08-31067, filed on April 27, 2009 as Exhibit 26(d)(49) to the Registrant's
                   Form S-6, File Number 33-85496, Post-Effective Amendment Number 20,
                   is hereby incorporated by reference.

26(d)(50)          Certificate of Insurance [Spouse] Coverage - Level Death Benefit, form
                   08-31068, filed on April 27, 2009 as Exhibit 26(d)(50) to the
                   Registrant's Form S-6, File Number 33-85496, Post-Effective Amendment
                   Number 20, is hereby incorporated by reference.

26(d)(51)          Certificate of Insurance [Spouse] Coverage - Variable Death Benefit,
                   form 08-31069, filed on April 27, 2009 as Exhibit 26(d)(51) to the
                   Registrant's Form S-6, File Number 33-85496, Post-Effective Amendment
                   Number 20, is hereby incorporated by reference.

26(d)(52)          Group Policy Amendment, form 08-31017, filed on April 27, 2009 as
                   Exhibit 26(d)(52) to the Registrant's Form S-6, File Number 33-85496,
                   Post-Effective Amendment Number 20, is hereby incorporated by reference.

26(d)(53)          Certificate Endorsement, form 08-31018, filed on April 27, 2009 as
                   Exhibit 26(d)(53) to the Registrant's Form S-6, File Number 33-85496,
                   Post-Effective Amendment Number 20, is hereby incorporated by reference.

26(d)(54)          Group Life Insurance Evidence of Insurability, form 03-30567, filed on
                   April 27, 2009 as Exhibit 26(d)(54) to the Registrant's Form S-6, File
                   Number 33-85496, Post-Effective Amendment Number 20, is hereby incorporated by reference.

26(e)(1)            Group Variable Universal Life Policy Application, form
                    MHC-94-18663 Rev. 2-96, filed on March 4, 1999 as
                    Exhibit A(10)(a)(i) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(e)(2) Group Variable Universal Life Policy, Individual Enrollment, form 00-30198, filed on February 27, 2001 as Exhibit
                    A(10)(a)(ii)to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 7, is hereby incorporated by reference.

26(e)(3)            Group Variable Universal Life Policy, Evidence of
                    Insurability form, form MHC-94-18669, filed on March 4, 1999 as Exhibit A(10)(a)(v) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(e)(4) Group Variable Universal Life Policy, Spouse Enrollment, form 00-30242, filed on February 27, 2001 as Exhibit
                    A(10)(a)(iv)to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 7, is hereby incorporated by reference.

26(e)(5) Variable Universal Life Employee Application, form 01-30392, filed on April 24, 2002 as Exhibit A(10)(a)(v)to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(e)(6) Variable Universal Life Spouse Application, form 01-30393, filed on April 24, 2002 as Exhibit A(10)(a)(vi)to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(e)(7)            Variable Group Universal Life Employee Application, form
                    08-31007, filed on April 27, 2009 as Exhibit 26(e)(7) to
                    the Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 20, is hereby incorporated by reference.

26(e)(8)            Variable Group Universal Life Spouse Application, form
                    08-31008, filed on April 27, 2009 as Exhibit 26(e)(8) to
                    the Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 20, is hereby incorporated by reference.

26(f)(1) Restated Certificate of Incorporation of the Depositor filed on March 4, 1999 as Exhibit A(6)(a) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(f)(2)            Bylaws of the Depositor filed on November 23, 2004 as
                    Exhibit 26(f)(2) to Minnesota Life Variable Life Account's
                    Form N-6, File Number 333-120704, Initial Registration
                    Statement, is hereby incorporated by reference.

26(g)               Automatic Reinsurance Agreement between Minnesota Life
                    Insurance Company and Swiss Re Life & Health America Inc.
                    filed on September 9, 2003 as Exhibit 27(g) to Registrant's
                    Form N-6, File Number 33-85496, Post-Effective Amendment
                    Number 12, is hereby incorporated by reference.

26(h)(1)(i)         Participation Agreement among Securian Funds Trust,
                    Advantus Capital Management, Inc. and Minnesota Life
                    Insurance Company, previously filed as Exhibit 26(h)(1)(i)
                    to Minnesota Life Variable Life Account's Form N-6, File
                    Number 33-3233, Post Effective Amendment Number 32,
                    on April 27, 2012, is hereby incorporated by reference.

Exhibit Number      Description of Exhibit
--------------      ----------------------
26(h)(1)(ii)        Shareholder Information Agreement among Securian Funds
                    Trust and Minnesota Life Insurance Company, previously filed as
                    Exhibit 26(h)(1)(ii) to Minnesota Life Variable Life Account's
                    Form N-6, File Number 33-3233, Post Effective Amendment Number
                    32, on April 27, 2012, is hereby incorporated by reference.

26(h)(2)(i)         Fund Participation Agreement between Janus Aspen Series,
                    Janus Distributors, Inc. and Minnesota Life Insurance
                    Company, filed on February 27, 2003 as Exhibit 27(h)(2)(i)
                    to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 10, is hereby incorporated by reference.

26(h)(2)(ii)        Addendum Dated May 1, 2000 to Fund Participation Agreement
                    between Janus Aspen Series, Janus Distributors, Inc. and
                    Minnesota Life Insurance Company, filed on February 27, 2003 as Exhibit 27(h)(2)(ii) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 10, is
                    hereby incorporated by reference.

26(h)(2)(iii)       Amendment to Fund Participation Agreement between Janus
                    Aspen Series, Janus Distributors, Inc. and Minnesota Life
                    Insurance Company, filed on February 27, 2003 as Exhibit
                    27(h)(2)(iii) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 10, is hereby
                    incorporated by reference.

26(h)(2)(iv)        Amendment Dated December 1, 2002 to Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors,
                    Inc. and Minnesota Life Insurance Company, filed on February
                    27, 2003 as Exhibit 27(h)(2)(iv) to Registrant's Form N-6,
                    File Number 33-85496, Post-Effective Amendment Number 10, is
                    hereby incorporated by reference.

26(h)(2)(v)         Amendment Dated March 1, 2004 to Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, filed on April 22,
                    2005 as Exhibit 26(h)(2)(v) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 14, is
                    hereby incorporated by reference.

26(h)(2)(vi)        Amendment dated May 1, 2005 to the Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed as
                    Exhibit 26(h)(2)(vi) to Minnesota Life Variable Life
                    Account's Form N-6, File Number 33-64395, Post-Effective
                    Amendment Number 13, on April 21, 2006, is hereby
                    incorporated by reference.


26(h)(2)(vii)       Amendment Number Two to the Fund Participation Agreement
                    between Janus Aspen Series, Janus Distributors LLC and
                    Minnesota Life Insurance Company, filed on December 20, 2006 as Exhibit 24(c)(d)(vi) to Variable Annuity Account's Form
                    N-4, File Number 333-136242, Pre-Effective Amendment Number
                    2, is hereby incorporated by reference.


26(h)(2)(viii)      Rule 22c-2 Shareholder Information Agreement between Janus
                    Capital Management, LLC, Janus Services LLC, Janus
                    Distributors LLC, Janus Aspen Series and Minnesota Life
                    Insurance Company, filed on April 20, 2007 as Exhibit
                    26(h)(2)(viii) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 17, is hereby
                    incorporated by reference.

26(h)(3)(i)         Amended and Restated Participation Agreement among Variable
                    Insurance Products Fund, Fidelity Distributors Corporation
                    and Minnesota Life Insurance Company, filed on April 20, 2007 as
                    Exhibit 26(h)(3) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(3)(ii)        First Amendement to Amended and Restated Participation
                    Agreement among Minnesota Life Insurance Company, Fidelity
                    Distributors Corporation, Variable Insurance Products Fund,
                    Variable Insurance Products Fund II, Variable Insurance Products
                    Fund III and Variable Insurance Products Fund IV, previously filed on December 14, 2007 as exhibit 26(h)(4)(ii) to Minnesota Life
                    Individual Variable Universal Life Account's Form N-6, File Number
                    333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

Exhibit Number      Description of Exhibit
--------------      ----------------------

26(h)(4)            Fund Shareholder Services Agreement between Minnesota Life
                    Insurance Company and Ascend Financial Services, Inc., filed on February 27, 2003 as Exhibit 27(h)(6) to
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 10, is hereby incorporated by reference.

26(h)(5)(i)         Waddell & Reed Target Funds, Inc. Participation Agreement,
                    previously filed on February 19, 2004 as exhibit 27(h)(15)
                    to Minnesota Life Variable Life Account's Form N-6, File
                    Number 333-109853, Pre-Effective Amendment Number 1, is
                    hereby incorporated by reference.

26(h)(5)(ii)        Amendment Number One to the Target Funds Participation
                    Agreement among Minnesota Life Insurance Company, Waddell &
                    Reed, Inc. and W&R Target Funds, Inc., previously filed as
                    Exhibit 26(h)(15)(ii) to Minnesota Life Variable Life
                    Account's Form N-6, File Number 33-64395, Post-Effective
                    Amendment Number 13, on April 21, 2006, is hereby
                    incorporated by reference.

26(h)(5)(iii)       Shareholder Information Agreement among Ivy Funds
                    Distributor, Inc., Waddell & Reed, Inc. and Minnesota Life
                    Insurance Company, filed on April 20, 2007 as Exhibit
                    26(h)(5)(iii) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(5)(iv)        Second Amendment to the Target Funds Participation
                    Agreement among Minnesota Life Insurance Company,
                    Waddell & Reed, Inc. and W&R Target Funds, Inc., filed
                    on February 27, 2009 as Exhibit 24(c)(8)(n)(ii) to
                    Variable Annuity Account's Form N-4, File Number
                    333-136242, Post-Effective Amendment Number 6, is hereby
                    incorporated by reference.

26(h)(5)(v)         Third Amendment to Target Funds Participation Agreement
                    among Waddell & Reed, Inc., Ivy Funds Variable Insurance
                    Portfolios, and Minnesota Life Insurance Company, filed
                    on April 25, 2011 as exhibit 24(c)(8)(n)(iii) to Variable
                    Annuity Account's Form N-4, File Number 333-91784,
                    Post-Effective Amendment Numbers 26 and 171, is hereby
                    incorporated by reference.

26(h)(6)(i)         Participation Agreement between Lord Abbett Distributor
                    LLC and Minnesota Life Insurance Company filed on April 27,
                    2004 as Exhibit 27(h)(8) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 13, is
                    hereby incorporated by reference.

26(h)(6)(ii)        Rule 22c-2 Agreement between Lord Abbett Distributor LLC and
                    Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit
                    26(h)(6)(ii) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(7)(i)         Participation Agreement among Van Eck Worldwide Insurance
                    Trust, Van Eck Securities Corporation, Van Eck
                    Associations Corporation and Minnesota Life Insurance
                    Company, filed on February 29, 2008 as Exhibit 26(h)(7)(i)
                    to the Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 18, is hereby incorporated by reference.

26(h)(7)(ii)        Van Eck Shareholder Information Agreement between Minnesota
                    Life Insurance Company and Van Eck Securities Corporation, filed on April 20, 2007 as Exhibit 26(h)(7)(ii) to Registrant's Form
                    N-6, File Number 33-85496, Post-Effective Amendment Number 17,
                    is hereby incorporated by reference.

26(h)(8)            Participation Agreement among Pioneer Variable Contracts Trust,
                    Minnesota Life Insurance Company, Pioneer Investment Management,
                    Inc. and Pioneer Funds Distributor, Inc., filed on August 27, 2010 as Exhibit 26(h)(8) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 23, is hereby incorporated by reference.

26(h)(8)(a)         Participation Agreement among Oppenheimer Variable Account Funds,
                    OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(x) to Variable Annuity
                    Account's Form N-4, File Number 333-91784, Post-Effective
                    Amendment Number 2, is hereby incorporated by reference.

26(h)(8)(b)         Amendment No. 1 to Participation Agreement among Oppenheimer
                    Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life
                    Insurance Company filed on April 29, 2003  as exhibit
                    24(c)(8)(x)(i) to Variable Annuity Account's Form N-4, File
                    Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(8)(c)         Amendment No. 2 to Participation Agreement among Oppenheimer
                    Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life
                    Insurance Company filed on April 29, 2003  as exhibit
                    24(c)(8)(x)(ii) to Variable Annuity Account's Form N-4, File
                    Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(8)(d)         Amendment No. 3 to the Participation Agreement among Oppenheimer
                    Variable Accounts Funds, OppenheimerFunds, Inc. and Minnesota
                    Life Insurance Company, previously filed as Exhibit 26(h)(7)(iv)
                    to Minnesota Life Variable Life Account's Form N-6, File Number
                    33-3233, Post-Effective Amendment Number 23, on April 26, 2005,
                    is hereby incorporated by reference.

26(h)(8)(e)         Amendment No. 4 to Participation Agreement among Oppenheimer
                    Variable Accounts Funds, OppenheimerFunds, Inc. and Minnesota
                    Life Insurance Company, previously filed as Exhibit 26(h)(7)(v)
                    to Minnesota Life Variable Life Account's Form N-6, File Number
                    33-64395, Post-Effective Amendment Number 13, on April 21, 2006,
                    is hereby incorporated by reference.

26(h)(8)(f)         Amendment No. 5 to Participation Agreement among Oppenheimer
                    Variable Accounts Funds, OppenheimerFunds, Inc. and Minnesota
                    Life Insurance Company filed on December 20, 2006 as exhibit
                    24(c)(8)(k)(v) to Variable Annuity Account's Form N-4, File
                    Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(8)(g)         Amendment No. 6 to Participation Agreement among Oppenheimer
                    Variable Accounts Funds, OppenheimerFunds, Inc. and Minnesota
                    Life Insurance Company, filed on October 4, 2007 as exhibit
                    24(c)(8)(g)(vi) to Variable Annuity Account's Form N-4, File
                    Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

26(h)(8)(h)         Amendment No. 7 to Participation Agreement by and among
                    Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and
                    Minnesota Life Insurance Company effective August 1, 2010
                    previously filed on April 25, 2011 as exhibit 24(c)(8)(g)(vii) to
                    Variable Annuity Account's Form N-4, File Number 333-91784,
                    Post-Effective Amendment Numbers 26 and 171, is hereby
                    incorporated by reference.

26(h)(9)(a)         Participation Agreement among MFS Variable Insurance Trust,
                    Massachusetts Financial Services Company and Minnesota Life
                    Insurance Company filed on April 30, 2003 as exhibit 27(h)(13)(i)
                    to Minnesota Life Variable Universal Life Account's Form N-6,
                    File Number 333-96383, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(h)(9)(b)         Amendment No. 1 to the Participation Agreement among MFS Variable
                    Insurance Trust, Massachusetts Financial Services Company and
                    Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(13)(ii) to Minnesota Life Variable Universal Life
                    Account's Form N-6, File Number 333-96383, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

26(h)(9)(c)         Amendment No. 2 to the Participation Agreement among MFS Variable
                    Insurance Trust, Massachusetts Financial Services Company and
                    Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(13)(iii) to Minnesota Life Variable Universal Life
                    Account's Form N-6, File Number 333-96383, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

26(h)(9)(d)         Amendment No. 3 to Participation Agreement among MFS Variable
                    Insurance Trust, Massachusetts Financial Services Company and
                    Minnesota Life Insurance Company, previously filed as Exhibit
                    26(h)(13)(iv) to Minnesota Life Variable Life Account's Form N-6,
                    File Number 33-64395, Post-Effective Amendment Number 13, on
                    April 21, 2006, is hereby incorporated by reference.

26(h)(9)(e)         Amendment No. 4 to Participation Agreement among MFS Variable
                    Insurance Trust, Massachusetts Financial Services Company and
                    Minnesota Life Insurance Company, previously filed as Exhibit
                    26(h)(13)(v) to Minnesota Life Variable Life Account's Form N-6,
                    File Number 33-64395, Post-Effective Amendment Number 13, on
                    April 21, 2006, is hereby incorporated by reference.

26(h)(9)(f)         Letter dated December 7, 2005 amending Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial
                    Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(vi) to Minnesota Life Variable Life
                    Account's Form N-6, File Number 33-64395, Post-Effective
                    Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(9)(g)         Amendment No. 5 to Participation Agreement among MFS Variable
                    Insurance Trust, Massachusetts Financial Services Company and
                    Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(8)(p)(vi) to Variable Annuity Account's Form N-4,
                    File Number 333-136242, Pre-Effective Amendment Number 2, is
                    hereby incorporated by reference.

26(h)(9)(h)         Fee letter dated September 1, 2010 referencing the Participation
                    Agreement by and among the MFS Variable Insurance Trust,
                    Minnesota Life Insurance and Massachusetts Financial Services
                    Company previously filed on April 25, 2011 as exhibit
                    24(c)(8)(l)(vii) to Variable Annuity Account's Form N-4, File
                    Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is
                    hereby incorporated by reference.

26(h)(9)(i)         Amendment No. 6 to Participation Agreement by and among MFS
                    Variable Insurance Trust, Minnesota Life Insurance Company and
                    Massachusetts Financial Services Company effective September 1,
                    2010 previously filed on April 25, 2011 as exhibit
                    24(c)(8)(l)(viii) to Variable Annuity Account's Form N-4, File
                    Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is
                    hereby incorporated by reference.

26(i)(1)            Investment Accounting Agreement between Securian Financial
                    Group, Inc. and State Street Bank and Trust Company, previously filed on February 26, 2003 as Exhibit 24(c)8(q) to Variable Annuity Account's Form N-4, File Number
                    333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(2)            Administration Agreement between Securian Financial Group,
                    Inc. and State Street Bank and Trust Company, previously filed on February 26, 2003 as Exhibit 24(c)8(r) to Variable
                    Annuity Account's Form N-4, File Number 333-91784,
                    Post-Effective Amendment Number 1, is hereby incorporated by reference.

26(j)               Not Applicable.

26(k)               Opinion and consent of Chad M. Bigalke, Esq.

26(l)               Actuarial opinion of Brian C. Anderson, FSA.

26(m)               Calculations.

26(n)               Consent of KPMG LLP.

26(o)               Not Applicable.

26(p)               Not Applicable.

26(q)               Redeemability exemption, filed on April 20, 2007 as Exhibit
                    26(q) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(r)               Minnesota Life Insurance Company - Power of Attorney to Sign
                    Registration Statements.